                                                                   EXHIBIT 10.04


[LOGO]               [LETTERHEAD OF DEPARTMENT OF THE ARMY]

                                 May 12, 1998

Office of the Chief
Procurement Branch


Pier 400 Constructors
2122 York Road
Oak Brook, Illinois 60521

Gentlemen:

     You are hereby notified that your bid, in the total estimated amount of $141,485,450.00, for Items Nos. 0001-0021, for Stage 2, Port of Los Angeles, Pier 400 Deep Draft, Navigation Improvements Los Angeles and Long Beach Harbors, San Pedro Bay, Los Angeles County, California, Invitation for Bid No. DACW09-97-B-0009, is accepted and the award of Contract No. DACW09-97-C-0035 is made to you. The Government reserves the right to award Option Items Nos. 0022A, 0022B and 0023 at a later date.

     Payments are to be made from Appropriation No. 96X3122 CONST GEN COE CIVIL S96041 BB012 12 300 A0000 (WN) in the amount of $7,900,000.00 and 96X8862
CONTRIBUTED FUNDS S96041 FW141 12 300 A0000 (WN) in the amount of $0. This is a Continuing contract, reference Special Clauses, Section 00800, Paragraph 17 of the Solicitation entitled "Continuing Contracts", EFARS 52.232-5002.

     You are not to proceed with the performance of work under the contract until you are in receipt of a Notice to Proceed from me. You are required to furnish satisfactory Performance and Payment Bonds within ten (10) days from the date of this award, before you proceed with the work. Bonds should bear the surety company's bond number.


                                   Sincerely,



                                   /s/ J. A. Eugino
                                   J. A. Eugino
                                   Contracting Officer

------------------------------------------------------------------------------------------------------------------------------------
                                               1. SOLICITATION NO.       2. TYPE OF SOLICITATION     3. DATE ISSUED       PAGE OF PA
SOLICITATION, OFFER,                              DACWO9-37-B-0009                                        03/18/97
     AND AWARD                                                              [x] SEALED BID (IFB)
(Construction, Alteration, or Repair)                                       [_] NEGOTIATED (RFP)
------------------------------------------------------------------------------------------------------------------------------------
IMPORTANT - The "offer" section on the reverse must be fully completed by offeror.
------------------------------------------------------------------------------------------------------------------------------------
4.  CONTRACT NO.                                5. REQUISITION/PURCHASE REQUEST NO.                         6. PROJECT NO.
     DACW09- 97-C-0035                                 WS1SYN- 7361-9506
------------------------------------------------------------------------------------------------------------------------------------
7.  ISSUED BY                 CODE                   SPLCTC06               8. ADDRESS OFFER TO         SPLCTC06

          LOS ANGELES DISTRICT, COE                                                            LOS ANGELES DISTRICT, COE
          CESPL-CT- P (S. OLIVER- HALL)                                                        CESPL-CT- P (S. OLIVER- HALL)
          P.O. BOX 522711                                                                      P.O. BOX 522711
          LOS ANGELES, CA 90053-2325                                                           LOS ANGELES, CA 90053-2325


------------------------------------------------------------------------------------------------------------------------------------
9.  FOR INFORMATION                      A. NAME                             B. TELEPHONE NO. (Include area code) (NO COLLECT CALLS)
      CALL                                   SANDY OLIVER-HALL   CO6                      (213) 452-3243
------------------------------------------------------------------------------------------------------------------------------------
                                                           SOLICITATION
------------------------------------------------------------------------------------------------------------------------------------
NOTE: In sealed bid solicitations "offer' and "offeror" mean "bid" and "bidder".
------------------------------------------------------------------------------------------------------------------------------------
10.  THE GOVERNMENT REQUIRES PERFORMANCE OF THE WORK DESCRIBED IN THESE DOCUMENTS (Title, identifying no data):

          Stage 2. Port of Los Angeles, Pier 400 Deep Draft, Navigation Improvements.
          Los Angeles and Long Beach Harbors, San Pedro Bay, Los Angeles County,
          California

          The Estimated Cost of this Acquisition is over $10,000,000.00

          Any contract awarded under this solicitation will be made pursuant to PL
          100-656 "Small Business Competitiveness Demonstration Program."

          Bidders are advised that this project may be delayed, cancelled or revised at any time during the solicitation, selection and/or final award process.


------------------------------------------------------------------------------------------------------------------------------------
11.  The Contractor shall begin performance within  10  calendar days and complete it within  900  calendar days after receiving
                                                   ----                                      ----
[_] award           [x] notice to proceed. This performance period is   [x] mandatory.   [ ] negotiable. (See Section 00800.)
                                                                                                              -------------
------------------------------------------------------------------------------------------------------------------------------------
12A. THE CONTRACTOR MUST FURNISH ANY REQUIRED PERFORMANCE AND PAYMENT BONDS                128. CALENDAR DAYS
     If YES, "indicate within now many calendar days a after award item 128.)

[X] YES      [_] NO                                                                                      010
------------------------------------------------------------------------------------------------------------------------------------
13.  ADDITIONAL SOLICITATION REQUIREMENTS:

A.   Sealed offers in original and 0 copies to perform the work required are due at the place specified in Item 8 by  1.00 P.M.
                                  ---                                                                                -----------
     (hour) local time 4/29/97 (date). If this is a sealed bid solicitation, offers must be publicity opened at that time. Sealed envelopes containing offers shall be marked to show the offerer's name and address, the solicitation number, and the date and time offers are due.

B.   An offer guarantee [x] is.     [_] is not required.  SEE SECTION 00100, BID GUARANTEE FORM AND AMOUNT

C.   All offers are subject to the (1) work requirements, and (2) other provisions and clauses incorporated in the solicitation in full text or by reference.

D.   Offers providing less than 60 calendar days for Government acceptance after the date offers are due will not be considered and will be rejected.
------------------------------------------------------------------------------------------------------------------------------------

                                                      1442-101
                            STANDARD FORM 1442 ? REV 4-1

                                        Contract No. DACW09-97-C-0035

                              SCHEDULE OF PAYMENT

ITEM             DESCRIPTION                   QUANTITY        U/I     UNIT PRICE         AMOUNT
----   ---------------------------------   -----------------   ---   --------------  -----------------
0001   MOBILIZATION AND DEMOBILIZATION               1.00       JB     L.S.    .     $    6,400,000.00
                                                                     --------------  -----------------
0002   DREDGE ELEMENT 101                      207,000.00       CH            3.30          683,100.00
                                                                     --------------  -----------------
0003   DREDGE ELEMENT 102                      267,000.00       CM            6.00        1,602,000.00
                                                                     --------------  -----------------
0004   DREDGE ELEMENT 103                      710,000.00       CM            3.70        2,627,000.00
                                                                     --------------  -----------------
0005   DREDGE ELEMENT 104                      500,000.00       CM            3.50        1,750,000.00
                                                                     --------------  -----------------
0006   DREDGE ELEMENT 105                    2,500,000.00       CM            4.75       11,875,000.00
                                                                     --------------  -----------------
0007   DREDGE ELEMENT 106                    2,073,000.00       CM            7.50       15,547,500.00
                                                                     --------------  -----------------
0008   DREDGE ELEMENT 107                      320,000.00       CM            3.00          960,000.00
                                                                     --------------  -----------------
0009   DREDGE ELEMENT 108                    1,653,000.00       CM            7.50       12,397,500.00
                                                                     --------------  -----------------
0010   DREDGE ELEMENT 109                    1,042,000.00       CM            2.80        2,917,600.00
                                                                     --------------  -----------------
0011   DREDGE ELEMENT 110                    1,800,000.00       CM            3.25        5,850,000.00
                                                                     --------------  -----------------
0012   DREDGE ELEMENT 111                    2,973,000.00       CM            3.10        9,216,300.00
                                                                     --------------  -----------------
0013   DREDGE ELEMENT 112                      770,000.00       CM            3.60        2,772,000.00
                                                                     --------------  -----------------
0014   DREDGE ELEMENT 113                    1,798,000.00       CM            3.60        6,472,800.00
                                                                     --------------  -----------------

                                    00010-4

                                                   Contract No. DACW09-97-C-0035

                    SCHEDULE OF PAYMENT CONTINUATION

ITEM         DESCRIPTION                                 QUANTITY       U/I     UNIT PRICE             AMOUNT
----    ----------------------                         ------------     ---    -------------     -----------------
0015    (Continued)
0015    DREDGE ELEMENT 114                             1,205,000.00     CM           3.60            4,338,000.00
                                                                               -------------     -----------------

0016    DREDGE ELEMENT 114A                              241,000.00     CM           3.50              843,500.00
                                                                               -------------     -----------------

0017    DREDGE ELEMENT 215

0017A   FIRST 325,000 CUBIC METERS                       325,000.00     CM          30.30            9,847,500.00
                                                                               -------------     -----------------

0017B   OVER 325,000 CUBIC METERS                        300,000.00     CM          10.00            3,000,000.00
                                                                               -------------     -----------------

0018    PLACE QUARRY RUN (R101-R106, R109, R110)       2,990,000.00     MT          13.53           40,454,700.00
                                                                               -------------     -----------------

0019    PLACE ROCK ELEMENT 107 - A-500 ARMOR STONE       100,000.00     MT          13.53            1,353,000.00
                                                                               -------------     -----------------

0020    PLACE ROCK ELEMENT 108 - A-1 ARMOR STONE          15,000.00     MT          13.53              202,950.00
                                                                               -------------     -----------------

0021    PLACE GEOTEXTILE FILTER                            2,500.00     M          150.00              375,000.00
                                                                               -------------     -----------------

0022    OPTION ITEM - DREDGE ELEMENT 116


0022A   FIRST 100,000                                    100,000.00    CM            3.60              360,000.00
                                                                               -------------     -----------------

0022B   OVER 100,000 TO 1,500,000                      1,400,000.00    CM            3.60            5,040,000.00
                                                                               -------------     -----------------

0023    OPTION ITEM - FILL QUALITY CONTROL AND                 1.00    JB       L.S.  .                800,000.00
                                                                               -------------     -----------------
        INSTRUMENTATION INSTALLATION

                                                        TOTAL ESTIMATED AMOUNT PLUS OPTION ITEMS: $ 147,685,450.00
                                                                                                 -----------------
                                                                 TOTAL ESTIMATED CONTRACT AMOUNT: $ 141,485,450.00
                                                                                                 -----------------

        *DENOTES A CHANGE
                             END OF SECTION 00010

NOTE: THE GOVERMENT RESERVES THE RIGHT TO AWARD OPTION ITEMS 0022A, 0022B AND 0023 AT A LATER DATE.

                                                       Encl 1 to Amend. No. 0002

                                    00010-5

[LOGO]           [LETTERHEAD OF DEPARTMENT OF THE ARMY APPEARS HERE]

                                  May 9, 1997


Small and Disadvantaged
Business Utilization Office




Great Lake Dredge & Dock/Connolly Pacific
  Joint Venture, dba Pier 400 Constructors
ATTN:  Michelle K. Youssef
       Contract Plan Administrator
2122 York Road
Oak Brook, Illinois 60521

Gentlemen:

     Reference is made to Solicitation No. DACW09-97-B-0009 for Stage 2, Port of Los Angeles, Pier 400 Deep Draft, Navigation Improvements Los Angeles and Long Beach Harbors, San Pedro Bay, Los Angeles County, California. Your subcontracting plan dated May 1, 1997, submitted pursuant to Contract Clause No. 34, "Small Business and Small Disadvantaged Business Subcontracting Plan - DOD Contracts - Alternate I" is hereby approved.

                                     Sincerely,

                                     /s/  J. A. Eugino
                                     J. A. Eugino
                                     Contracting officer

[LOGO]               [LETTERHEAD OF DEPARTMENT OF THE ARMY]

     REPLY TO
     ATTENTION OF:


Office of the Chief                                              97 Apr 30
Contract Compliance Branch

SUBJECT: Request for Preaward Information for IFB # DACW09-97-B-0009, Stage 2, Port of Los Angeles, Pier 400 Deep Draft, Los Angeles and Long Beach Harbors, Los Angeles, County, California


Pier 400 Constructors
2122 York Road
Oak Brook, Illinois 60521

Mr. Douglas B. Mackie:

     In accordance with Section 00100, Paragraph 5, Contractor Responsibility, Pre-Award Survey, contained in the above-referenced project, please provide the following information in order to perform a preaward survey on your firm:

     1. List of projects completed for the past three years, including dollar amount of each contract.

     2. List of projects in progress, percentage of work completed, including dollar value of each contract.

     3. The name and qualifications of the employee designated to act as the Project Superintendent/Manager for this contract.

     4.  Copy of latest financial statement.

     5.  General description of your firm.

     Please forward this information to Mrs. Pat Bonilla, Contract Compliance Branch, P. O. Box 2711, Los Angeles, California 90053-2325, or express mail to 911 Wilshire Blvd., Room 1040, Los Angeles, California 90017-3401, as soon as possible. If you have any questions regarding this matter, please call (213) 452-3255 or use FAX (213) 452-4187.


                                         Sincerely,

                                         /s/ Pat Bonilla

                                         for Tina A. Frazier
                                         Chief,
                                         Contract Compliance Branch

[LOGO APPEARS HERE]

                                                  US Army Corps of Engineers
                                                        Los Angeles District
                                                        Contracting Division

================================================================================
                                FAX COVER SHEET
================================================================================

             To Douglas Machie                       Pier 400 Constructures
                ---------------                      ----------------------
                NAME                                 OFFICE ????^

                630-574-3000                  630-574-3007
                ------------                  ------------
                Telephone No.                 Fax No.
================================================================================

          From  Par Bonilla
                -----------                          -------------
                NAME                                 OFFICE ???^

                213-452-3255                  COMM: (213) 452-4187
                ------------                  --------------------
                TELEPHONE NO.                 FAX NO.
================================================================================
       Subject  Request for ?????^ Survey Info
                ---------------------------------------------------
                97-B-0009
                ---------------------------------------------------
================================================================================
       Message  Please call upon receipt of this FAX
                ---------------------------------------------------
                               Thanks
                ---------------------------------------------------

                ---------------------------------------------------

                ---------------------------------------------------

                ---------------------------------------------------

================================================================================

                                Pages
                                  3
                               Including
                                 Cover

                  [LOGO OF GREAT LAKES DREDGE & DOCK COMPANY]

                               FAX TRANSMISSION

                       GREAT LAKES DREDGE & DOCK COMPANY
                                2122 YORK ROAD
                           OAK BROOK, IL 60521-1930

--------------------------------------------------------------------------------
                          HYDRAULIC DREDGING DIVISION
--------------------------------------------------------------------------------

TELEPHONE: (630) 574-3000                           FAX: (630) 574-1515


PLEASE DELIVER THE FOLLOWING AS SOON AS POSSIBLE:

DATE: 2 May 1997
--------------------------------------------------------------------------------
TO: Mike Ellis / Clint Larison
--------------------------------------------------------------------------------
COMPANY: Connelly - Pacific
--------------------------------------------------------------------------------
FAX PHONE NO: 562-435-2035
--------------------------------------------------------------------------------
FROM: Mike Ernst
--------------------------------------------------------------------------------
SUBJECT: Pre-Award Info - Pier 400 - Stage 2
--------------------------------------------------------------------------------

NO. OF PAGE(S): 4 (including cover page)

          PLEASE NOTIFY US IMMEDIATELY IF TRANSMISSION IS RECEIVED IMPROPERLY

NOTES:
--------------------------------------------------------------------------------

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

********** -IND. XMT JOURNAL- ********* DATE MAY-02-1997 ****** TIME 10:48 *****

DATE/TIME    = MAY-02-1997 10:46

JOURNAL No.  = 06

COMM.RESULT  = OK

PAGE(S)      = 004/004

DURATION     = 00:01'30

FILE NO.     = 011

MODE         = MEMORY TRANSMISSION

DESTINATION  = 15624352035

RECEIVED ID  = /310 435 2035

RESOLUTION   = FINE

********************** -            - ***** -                - *****************

                    SMALL BUSINESS AND SMALL DISADVANTAGED
                         BUSINESS SUBCONTRACTING PLAN


CONTRACTOR:           Great Lakes Dredge & Dock/Connolly Pacific Joint Venture

ADDRESS:              2122 York Road, Oak Brook, IL 60521

SOLICITATION OR
CONTRACT NUMBER:      DACW09-97-B-0009

PROJECT TITLE:        Stage 2, Port of Los Angeles, Pier 400

TOTAL AMOUNT OF CONTRACT:  $147,685,450.00


                        STATEMENT OF CORPORATE POLICY
                        -----------------------------

The following with any attachments, is hereby submitted as a Subcontracting Plan to satisfy the applicable requirements as set forth in the above-mentioned solicitation. Reference (Construction/Service) Contract Clause No. FAR
52.219.9, "Small Business and Small Disadvantaged Business Subcontracting Plan (Feb. 1990) ALT.1."

Great Lakes Dredge & Dock/Connolly Pacific Joint Venture as contractor for the United States Army Corps of Engineers, understands clearly the government's requirements that the successful large business prime contractor provide the maximum practical opportunity for Small Business and Small Disadvantaged Business concerns to participate in the performance of the contract's subcontracting program.

Great Lakes Dredge & Dock/Connolly Pacific Joint Venture is committed, as a corporate policy, to compliance with both, the principle of government regulation, dealing with the issue of Small Business (SM), Small Disadvantaged Businesses (SDB's) and Historically Black Colleges/Minority Institutions (HBCU/MI's) subcontracting.

The Subcontracting Plan which follows, details our commitments in this regard.

1.   Type of Plan (Check One)
     ------------

      X    Individual plan (All elements developed specifically for this
     ---
           contract and applicable for the full term of this contract).

     ___ Master plan (Goals developed for this contract; all other elements standard; must be renewed annually).

     ___ Commercial products plan (Contractor sells large quantities of off-the-shelf commodities to many Government agencies. Plans/goals negotiated by a lead agency on a company-wide basis rather than for individual contracts. Plan effective only during year approved. Contractor must provide copy of lead agency approval).

Subcontracting Plan
Stage 2, Port of Los Angeles, Pier 400
DACW09-97-B-0009
Page 2

2.   Goals  -  BASE
     -----

     a. Total estimated dollar value of all planned subcontracting, i.e., with all types of organizations under this contract, is $8,859,547.
          ---

     b. Total estimated dollar value and percentage of planned subcontracting with large business concerns: $3,543,819.00 - 40%

     c. Total estimated dollar value and percentage of planned subcontracting with small business concerns: $5,315,728.00 - (60%).

     d. Total dollars planned to be subcontracted to Small Non-Disadvantaged Business Concerns: $4,518,369.00 - (85% of C.).

     e. Total dollars planned to be subcontracted to Small Disadvantaged Business Concerns: $531,572.00 - (10% of A.). This amount includes Historical Black Colleges/Minority Institutions (HBCU/MI).

     d.   Total dollars planned to be subcontracted to Women Owned Business
          Concerns: $265,786.00 - (5% of A.).

     Goals  -  INCLUDING OPTIONS
     -----

     a. Total estimated dollar value of ali planned subcontracting, i.e., with all types of organizations under this contract, is $9,830,586.00
          ---

     b. Total estimated dollar value and percentage of planned subcontracting with large business concerns: $3,932,234.00 - 40%

     c. Total estimated dollar value and percentage of planned subcontracting with small business concerns: $5,898,352.00 - (60%).

     d. Total dollars planned to be subcontracted to Small Non-Disadvantaged Business Concerns: $5,13,599.00 - (85% of C.).

     e. Total dollars planned to be subcontracted to Small Disadvantaged Business Concerns: $589,835.00 - (10% of A.). This amount includes Historical Black Colleges/Minority Institutions (HBCU/MI).

     d.   Total dollars planned to be subcontracted to Women Owned Business
          Concerns: $294,918.00 - (5% of A.).

3. Indirect and overhead costs have not been included in establishing goals for both Small

Subcontracting Plan
Stage 2, Port of Los Angeles, Pier 400
DACW09-97-B-0009
Page 3

     Business and Small Disadvantaged Business Concerns.

4.   All products and/or services to be subcontracted under this contract, with
     ---
     the types of organizations supplying them: (i.e., LARGE BUSINESS (LG), SMALL BUSINESS (SB), SMALL DISADVANTAGED BUSINESS (SDB) AND WOMEN OWNED BUSINESS (WOB).

     a.   Subcontracted Product/Service      LG   SB   SDB   WOB

          Fuel                                     X          X
          Marine Supplies                     X    X    X     X
          Lubricants                          X
          Marine Hardware                          X    X     X
          Paper Products                                X
          Wire Rope & Cordage                      X
          Towing                              X
          Survey Services                          X

     b. We intend to continue the use of our known SB/SDB/HBCU/MI Concerns in the categories above and will make every effort to expand this list.
                                   ------------------------------------------
          We are training our field office managers in the company purchasing policies and allowing them more purchasing authorities.

5.   The following methods are used in developing the subcontracting goals.

     a.   Subcontracting plan prior percentages.

     b. Availability of vendors in various geographic locations as indicated by prior experience.

     c. Availability of vendors in project locations which could increase the number of SDB/HBCU/MI sources to award subcontracts.

6.   Potential sources are identified as follows:

     a.   Existing company vendor list.

     b.   Advertisements run in local newspapers.

     c. Make maximum use of the new SB/SDB/HBCU/MI names received from the sources listed.

     d.   New SB/SDB/HBCU/MI and WOB letters received from SBA and individual

Subcontracting Plan
Stage 2, Port of Los Angeles, Pier 400
DACW09-97-B-0009
Page 4


          businesses.

     e. Seek out, through their own industry contacts, new and capable SB/SDB/HBCU/MI suppliers and technical support.

     f.   Attend small and minority business conferences and trade fairs.

7.   Program Administrator
     ---------------------

     a. The following employee will administer this Subcontracting Plan for Great Lakes Dredge & Dock/Connolly Pacific Joint Venture.

     Name:          Michelle K. Youssef
     Title:         Contract Plans Administrator
     Address:       2122 York Road, Oak Brook, IL 60521
     Telephone:     630/574-2996

     Duties: This employee has general overall responsibility for Great Lakes Dredge & Dock Company subcontracting program, i.e., developing, preparing, and executing individual subcontracting plans and monitoring performance relative to the requirements of this particular plan. These duties include, but are not limited to, the following activities:

                    a. Developing and promoting company-wide policy initiatives that demonstrate the company's support for awarding contracts and subcontracts to small and small disadvantaged business concerns and assure that small and small disadvantaged businesses are included on the source lists for solicitations for products and services they are capable of providing:

                    b. Developing and maintaining bidder's lists of small and small disadvantaged business concerns from all possible sources;

                    c. Ensuring periodic rotation of potential subcontractors on bidder's lists:

                    d. Ensuring that procurement "packages" are designed to permit the maximum possible participation of small and small disadvantaged businesses;

                    e. Make arrangements for the utilization of various sources for the identification of small and small disadvantaged businesses such as the SBA's Procurement Automated Source System (PASS), the National Minority Purchasing Council Vendor Information Service, the

Subcontracting Plan
Stage 2, Port of Los Angeles, Pier 400
DACW09-97-B-0009
Page 5

                         Office of Minority Business Data Center in the Department of Commerce, and the facilities of local small business and minority associations, and contact with Federal agency's Small and Disadvantaged Business Utilization Specialist (SADBUS).

                    f. Overseeing the establishment and maintenance of contract and subcontract award records;

                    g. Attending or arranging for the attendance of company counselors at Business Opportunity Workshops, Minority Business Enterprise Seminars, Trade Fairs, Procurement Conferences, etc;

                    h. Ensure small and small disadvantaged business concerns are made aware of subcontracting opportunities and how to prepare responsive bids to the company;

                    i. Conducting or arranging for the conduct of training for purchasing personnel regarding the intent and impact of Public Law 95-507 on purchasing procedures;

                    j. Monitoring the company's performance and making any adjustments necessary to achieve the subcontract plan goals;

                    k. Preparing and submitting timely, required subcontract reports;

                    l. Coordinating the company's activities during the conduct of compliance reviews by Federal agencies; and,

8.   Equitable Opportunity
     ---------------------

     Great Lakes Dredge & Dock/Connolly-Pacific Joint Venture will maintain an open door policy to all suppliers wishing to participate and emphasis is continually placed on locating additional Small and Disadvantaged Business Concerns. This will be accomplished through outreach efforts as follows:

     a.   Contacts with minority and small business trade associations.

     b.   Contacts with business development organizations.

     c. Attendance at small and minority business procurement conferences and trade fairs.

     d. Develop a unique outreach program that will include the use of Historical Black

Subcontracting Plan
Stage 2, Port of Los Angeles, Pier 400
DACW09-97-B-0009
Page 6

          Colleges and Universities and Minority Institutions (HBCU/MI in nontraditional areas such as technical assistance and marketing applications. Set-aside acquisitions for exclusive HBCU and MI participation maybe used if project needs technical assistance which higher educational institutions can provide.

     e.   Sources will be requested from SBA's PASS system.

     f. The following internal efforts will be made to guide and encourage buyers:

          1.   Workshop, seminars and training programs will be conducted.

          2. Activities will be monitored to evaluate compliance with this subcontracting plan.

     Small and Small Disadvantaged Business Concern source lists, guides and other data identifying Small and Small Disadvantaged Business Concerns will be maintained and utilized by Buyers in soliciting subcontracts.

9.   Flow-Down Clause
     ----------------

     Great Lakes Dredge & Dock/Connolly Pacific Joint Venture agrees to include the provisions under FAR 52.219-9, "Utilization of Small Business Concerns and Small Disadvantaged Business Concerns", in all subcontracts that offer further subcontracting opportunities. All subcontractors, except small business concerns, that receive subcontracts in excess of $500,000 ($1,000,000 for construction) must adopt and comply with a plan similar to the plan required by FAR 52.219-9, "Small Business and Small Disadvantaged Business Subcontracting Plan." (FAR 19.704 (a)(4).

10.  Reporting and Cooperation
     -------------------------

     Great Lakes Dredge & Dock/Connolly Pacific Joint Venture gives assurance of
     (1) cooperation in any studies or surveys that may be required; (2) submission of periodic reports which show compliance with the subcontracting plan, (3) submission of Standard Form (SF)294, "Subcontracting Report for Individual Contracts,: and SF-295, "Summary Subcontract Report," in accordance with the instructions on the forms, and
     (4) ensuring that subcontractors agree to submit Standard Forms 294 and 295.

11.  Recordkeeping
     -------------

     The following is a recitation of the types of records Great Lakes Dredge & Dock/Connolly Pacific Joint Venture will maintain to demonstrate the procedures adopted to comply with the requirement and goals in the subcontracting plan: These records will include, but not be limited to, the following:

Subcontracting Plan
Stage 2, Port of Los Angeles, Pier 400
DACW09-97-B-0009
Page 7

     a. Small and small disadvantaged business concerns source lists, guides, and other data identifying such vendors;

     b. Organizations contacted in an attempt to locate small and small disadvantaged business sources;

     c. On a contract-by-contract basis, records on all subcontract solicitations over $100,000 which indicate for each solicitation (1) whether small business concerns were solicited, and if not, why not;
          (2) whether small disadvantaged business concerns were solicited, and if not, why not; and (3) reason for the failure of solicited small or small disadvantaged business concerns to receive the subcontract award;

     d. Records to support other outreach efforts, e.g., contacts with minority and small business trade associations, attendance at small and minority business procurement conferences and trade fairs;

     e. Records to support internal guidance and encouragement provided to buyers through (1) workshops, seminars, training programs, incentive awards, and (2) monitoring of activities to evaluate compliances; and

     f. On a contract-by-contract basis, records to support subcontract award data including the name, address and business size of each subcontractor.

This subcontracting plan was submitted by:

     Signature:     /s/ Michelle K. Youssef
                    --------------------------------------
     Typed Name:    Michelle K. Youssef
     Title:         Contract Plans Administrator
     Date Prepared: May 1, 1997
     Phone No:      (630) 574-2996

Solicitation No: DACW09-97-B-0009


                      CERTIFICATE OF CORPORATE PRINCIPALS

1)   IF THE OFFEROR IS A JOINT VENTURE, COMPLETE THE FOLLOWING:

Great Lakes Dredge &
Dock Company                  /s/ Signature Illegible^^     President/CEO
--------------------          -------------------------     ----------------
   (Company Name)                  (Signature)                   (Title)

Connolly-Pacific Co.          /s/ Signature Illegible^^     Chairman
--------------------          -------------------------     ----------------
   (Company Name)                  (Signature)                   (Title)


____________________          _________________________     ________________
   (Company Name)                  (Signature)                   (Title)



2)   IF THE OFFEROR IS PARTNERSHIP, LIST FULL NAME OF ALL PARTNERS:


____________________          _________________________     ________________
   (Company Name)                  (Signature)                   (Title)


____________________          _________________________     ________________
   (Company Name)                  (Signature)                   (Title)


____________________          _________________________     ________________
   (Company Name)                  (Signature)                   (Title)


3)   IF THE OFFEROR IS A CORPORATION, THE FOLLOWING CERTIFICATION SHOULD BE
     COMPLETED:

                     CERTIFICATE AS TO CORPORATE PRINCIPAL

     I, __________________________, certify that I am the Secretary of the corporation named as principal in the within contract; that ___________________, who signed the said contract on behalf of the principal, was the ______________________ of the corporation; that I know his signature and that his signature is genuine; and that said contract was duly signed, sealed and attested for in behalf of said corporation by authority of its governing body.

                            _______________________
                              CORPORATE PRINCIPAL

CORPORATE SEAL

                            _______________________
                                   SECRETARY


                                   00010-2a

                               TABLE OF CONTENTS

                                 SECTION 00600


                       REPRESENTATIONS & CERTIFICATIONS

PARAGRAPH      CLAUSE         TITLE                                                                           PAGE
 1             52.203-8       CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR IMPROPER         00600-1
                              ACTIVITY (JAN 1997)

 2             52.203-2       CERTIFICATE OF INDEPENDENT PRICE DETERMINATION (APR 1995)                       00600-1

 3             52.203-11      CERTIFICATION AND DISCLOSURE REGARDING PAYMENTS TO INFLUENCE CERTAIN            00600-2
                              FEDERAL TRANSACTIONS (APR 1991)

 4             52.204-3       TAXPAYER IDENTIFICATION (MAR 1994)                                              00600-3

 5             52.209-5       CERTIFICATION REGARDING DEBARMENT, SUSPENSION, PROPOSED DEBARMENT, AND          00600-5
                              OFFER RESPONSIBILITY MATTERS (MAR 1996)

 6             52.214-2       TYPE OF BUSINESS ORGANIZATION -- SEALED BIDDING (JUL 1997)                      00600-6

 7             52.219-1       SMALL BUSINESS PROGRAM REPRESENTATIONS (JAN 1997)                               00600-6

 8             52.219-2       EQUAL LOW BIDS (OCT 1995)                                                       00600-8

 9             52.219-19      SMALL BUSINESS CONCERN REPRESENTATION FOR THE SMALL BUSINESS                    00600-9
                              COMPETITIVENESS DEMONSTRATION PROGRAM (JAN 1997)

10             52.222-21      CERTIFICATION OF NONSEGREGATED FACILITIES (APR 1984)                            00600-10

11             52.222-22      PREVIOUS CONTRACTS AND COMPLIANCE REPORTS (APR 1984)                            00600-11

12             52.223-1       CLEAN AIR AND WATER CERTIFICATION (APR 1984)                                    00600-11

13             52.223-13      CERTIFICATION OF TOXIC CHEMICAL RELEASE REPORTING (OCT 1996)                    00600-12

14             252.204-7001   COMMERCIAL AND GOVERNMENT ENTITY (CAGE) CODE REPORTING (DEC 1991)               00600-13

15             252.209-7001   DISCLOSURE OF OWNERSHIP OR CONTROL BY THE GOVERNMENT OF A TERRORIST             00600-13
                              COUNTRY (SEP 1994)

16             252.209-7003   DISCLOSURE OF COMMERCIAL TRANSACTIONS WITH THE GOVERNMENT OF A TERRORIST        00600-14
                              COUNTRY (SEPT 1994)

                                 SECTION 00600

                        REPRESENTATIONS & CERTIFICATIONS

17             252.219-7000        SMALL DISADVANTAGED BUSINESS CONCERN REPRESENTATION (DoD CONTRACTS)        00600-15
                                   (JAN 1997)

18             252.225-7006        BUY AMERICAN ACT -- TRADE AGREEMENTS -- BALANCE OF PAYMENTS PROGRAM        00600-16
                                   CERTIFICATE (JAN 1994)

19             252.225-7035        BUY AMERICAN ACT -- NORTH AMERICAN FREE TRADE AGREEMENT IMPLEMENTATION     00600-18
                                   ACT -- BALANCE OF PAYMENTS PROGRAM CERTIFICATE (MAY 1995)

20             252.247-7022        REPRESENTATION OF EXTENT OF TRANSPORTATION BY SEA (AUG 1992)               00600-19

                                 SECTION 00600

                       REPRESENTATIONS & CERTIFICATIONS


1    52.203-8       CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL
                    OR IMPROPER ACTIVITY (JAN 1997)

          (a) If the Government receives information that a contractor or a person has engaged in conduct constituting a violation of subsection (a),
     (b), (c), or (d) of Section 27 of the Office of Federal Procurement Policy Act (41 U.S.C. 423) (the Act), as amended by section 4304 of the 1996 National Defense Authorization Act for Fiscal Year 1996 (Pub. L. 104-106), the Government may--

              (1) Cancel the solicitation, if the contract has not yet been awarded or issued; or

              (2) Rescind the contract with respect to which--

                 (i) The Contractor or someone acting for the Contractor has been convicted for an offense where the conduct constitutes a violation of subsection 27 (a) or (b) of the Act for the purpose of either--

                   (A) Exchanging the information covered by such subsections for anything of value: or

                   (B) Obtaining or giving anyone a competitive advantage in
                 the award of a Federal agency procurement contract, or

                 (ii) The head of the contracting activity has determined, based upon a preponderance of the evidence, that the Contractor or someone acting for the Contractor has engaged in conduct constituting an offense ^??? punishable under subsections 27(e)
              (1) of the Act.

           (b) If the Government rescinds the contract under paragraph (a) of this clause, the Government is entitled to recover, in addition to any penalty prescribed by law, the amount expended under the contract.

           (c) The rights and remedies of the Government specified herein are not exclusive, and are in addition to any other rights and remedies provided by law, regulation, or under this contract.

                                (End of clause)


2    52.203-2       CERTIFICATE OF INDEPENDENT PRICE DETERMINATION (APR 1985)

           (a) The offeror certifies that--

            (1) The price in this offer have been arrived at independently, without, for the purpose of restricting competition, any consultation, communication, or agreement which any other offeror or competitor relating to (i) those prices, (ii) the intention to submit an offer, or (iii) the methods or factors used to calculate the prices offered;

            (2) The price in this offer have not been and will not be knowingly

                                    00600-1
               disclosed by the offeror, directly or indirectly, to any other offeror or competitor before bid opening (in the case of a sealed bid solicitation) or contract award (in the case of a negotiated solicitation) unless otherwise required by law; and

                    (3) No attempt has been made or will be made by the offeror to induce any other concern to submit or not to submit an offer for the purpose of restricting competition.

               (b) Each signature on the offer is considered to be a certification by the signatory that the signatory--

                    (1) Is the person in the offeror's organization responsible for determining the prices being offered in this bid or proposal, and that the signatory has not participated and will not participate in any action contrary to subparagraphs (a)
               (1) through (a) (3) above; or

                    (2)  (i)   Has been authorized, in writing, to act as agent
               for the following principals in certifying that those principals have not participated, and will not participate in any action contrary to subparagraphs (a) (1) through (a) (3) above _________
               _________________________________________________________________
               (insert full name of person(s) in the offeror's organization responsible for determining the prices offered in this bid or proposal, and the title of his or her position in the offeror's organization);

                         (ii) As an authorized agent, does certify that the principals named in subdivision (b) (2) (i) above have not participated, and will not participate, in any action contrary to subparagraphs (a) (1) through (a) (3) above; and

                         (iii) As an agent, has not personally participated,
               and will not participate, in any action contrary to subparagraphs (a) (1) through (a) (3) above.

               (c) If the offeror deletes or modifies subparagraph (a) (2) above, the offeror must furnish with its offer a signed statement setting forth in detail the circumstances of the disclosure.

                              (End of provision)

3    52.203-11    CERTIFICATION AND DISCLOSURE REGARDING PAYMENTS TO INFLUENCE
                  CERTAIN FEDERAL TRANSACTIONS (APR 1991)

          (a) The definitions and prohibitions contained in the clause, at PAR 52.203-12, Limitation on Payments to Influence Certain Federal Transactions, included in this solicitation, are hereby incorporated by reference in paragraph (b) of this certification.

          (b) The offeror, by signing its offer, hereby certifies to the best of his or her knowledge and belief that on or after December 23, 1989,--

            (1) No Federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress on him or her behalf in connection with the awarding of any Federal contract, the making of any Federal grant, the making of any Federal loan, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment or modification of any Federal contract, grant, loan, or cooperative agreement;

            (2) If any funds other than Federal appropriated funds (including profit or fee received under a covered Federal transaction) have been paid, or will be paid, to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress on his or her behalf in connection with this solicitation, the offeror shall complete and submit, with its offer, OMB standard form LLL, Disclosure of Lobbying Activities, to the Contracting Officer; and

            (3) He or she will include the language of this certification in all subcontract awards at any tier and require that all recipiants of subcontract awards in excess of $100,000 shall certify and disclose accordingly.

          (c) Submission of this certification and disclosure is a prerequisite for making or entering into this contract imposed by section 1352, title 31, United States Code. Any person who makes an expenditure prohibited under this provision or who fails to file or amend the disclosure form to be filed or amended by this provision, shall be subject to a civil penalty of not less than $10,000, and not more than $100,000, for each such failure.

                            (End of provision)

4    52.204-3       TAXPAYER IDENTIFICATION (MAR 1994)

          (a)  Definitions.

          "Common parent," as used in this solicitation provision, means that corporate entity that owns or controls an affiliated group of corporations that files its Federal income tax returns on a consolidated basis, and of which the offeror is a member.

          "Corporate status," as used in this solicitation provision, means a

                                    00600-3
designation as to whether the offeror is a corporate entity, an unincorporated entity (e.g., sole proprietorship or partnership), or a corporation providing medical and health care services.

     "Taxpayer Identification Number (TIN)," as used in this solicitation provision, means the number required by the IRS to be used by the offeror in reporting income tax and other returns.

     (b) All offerors are required to submit the information required in paragraphs (c) through (e) of this solicitation provision in order to comply with reporting requirements of 26 U.S.C 6041, 6041A, and 6050M and implementing regulations issued by the Internal Revenue Service (IRS). If the resulting contract is subject to the reporting requirements described in FAR 4.903, the failure or refusal by the offeror to furnish the information may result in a 31 percent reduction of payments otherwise due under the contract.

     (c)  Taxpayer Identification Number (TIN). Pier 400 Constructors: None
                                                                       ----

       [X][X]  TIN: REFER TO THE RIGHT:         Great Lakes Dredge & Dock
                    ------------------.
                                                Company: 36-1163930
                                                         ----------

          [_]  TIN has been applied for.        Connolly-Pacific Co.: 46-0349158
                                                                      ----------

          [_]  TIN is not required because:

          [_] Offeror is a nonresident alien, foreign corporation, or foreign partnership that does not have income effectively connected with the conduct of a trade or business in the U.S. and does not have an office or place of business or a fiscal paying agent in the U.S. ?????^

          [_]  Offeror is an agency or instrumentality of a foreign government;

          [_] Offeror is an agency or instrumentality of a Federal, state, or local government;

          [_]  Other. State basis, _____________________________________

     (d)  Corporate Status.

          [_] Corporation providing medical and health care services, or engaged in the billing and collecting of payments for such services;

          [_]  Other corporate entity;

          [_]  Not a corporate entity;

          [_]  Sole proprietorship

       [X][X]  Partnership (a joint venture)

          [_]  Hospital or extended care facility described in 26 CFR 501 (c)
(3) that is exempt from taxation under 26 CFR 501 (a).

     (e)  Common Parent.

          [_] Offeror is not owned or controlled by a common parent as defined in paragraph (a) of this clause.

       [X][X]  Name and TIN of common parent:

Name REFER EXPLANATIONS BELOW:
     ----------------------------
TIN  ____________________________

"Pier 400 Constructors" is a joint venture of "Great Lakes Dredge & Dock Company" and "Connolly-Pacific Co."

"Great Lakes Dredge & Dock Company" common parent:
Name: Great Lakes International, Inc.
      -------------------------------
TIN:  36-3015839
      ----------

"Connolly-Pacific Co." common parent:
Name: L.G. Everist, Inc.
      ------------------
TIN:  46-0229601
      ----------

                              (End of provision)

5    52.209-5       CERTIFICATION REGARDING DEBARMENT, SUSPENSION, PROPOSED
                    DEBARMENT, AND OTHER RESPONSIBILITY MATTERS (MAR 1996)

      (a)(i) The Offeror certifies, to the best of its knowledge and belief, that--
          (i) The Offeror and/or any of its Principals--

           (A) Are [_] are not [X] presently debarred, suspended, proposed for debarment, or declared ineligible for the award of contracts by any Federal agency;

           (B) Have [_] have not [X], within a three-year period preceding this offer, been convinced of or had a civil judgment rendered against them for: commission of fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a public (Federal, state, or local) contract or subcontract: violation of Federal or state antitrust statutes relating to the submission of offers: or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, tax evasion, or receiving stolen property; and

           (C) Are [_] are not [X] presently indicted for, or otherwise criminally or civilly charged by a governmental entity with, commission of any of the offenses enumerated in subdivision
          (a)(l)(1)(B) of this provision.

           (ii) The Offeror has [_] has not [X], within a three-year period preceding this offer, had one or more contracts terminated for default by any Federal agency.

          (2) "Principals," for the purposes of this certification, means officers; directors; owners; partners; and, persons having primary management or supervisory responsibilities within a business entity (e.g., general manager: plant manager: head of a subsidiary, division, or business segment, and similar positions).

     THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, PICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER SECTION 1001, TITLE 18, UNITED STATES CODE.

       (b) The Offeror shall provide immediate written notice to the Contracting Officer if, at any time prior to contract award, the Offeror learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

                                   00600-5

          (c) A certification that any of the items in paragraph (a) of this provision exists will not necessarily result in withholding of an award under this solicitation. However, the certification will be considered in connection with a determination of the Offeror's responsibility. Failure of the Offeror to furnish a certification or provide such additional information as requested by the Contracting Officer may render the Offeror nonresponsible.

          (d) Nothing contained in the foregoing shall be construed to require establishment of a system of records in order to render, in good faith, the certification required by paragraph (a) of this provision. The knowledge and information of an Offeror is not required to exceed that which is normally possessed by a prudent person in the ordinary course of business dealings.

          (e) The certification in paragraph (a) of this provision is a material representation of fact upon which reliance was placed when making award. If it is later determined that the Offeror knowingly rendered an erroneous certification, in addition to other remedies available to the Government, the Contracting Officer may terminate the contract resulting from this solicitation for default.

                              (End of Provision)

6    52.214-2   TYPE OF BUSINESS ORGANIZATION--SEALED BIDDING (JUL 1987)

          The bidder, by checking the applicable box, represents that--

          (a) It operates as [_] a corporation incorporated under the laws of the State of _______________, [_] an individual, [_] a partnership, [_] a nonprofit organization, or [X] a joint venture; or

          (b) If the bidder is a foreign entity, it operates as [_] an individual, [_] a partnership, [_] a nonprofit organization, [_] a joint venture, or [_] a corporation, registered for business in _____________
                                                                 (country)

                              (End of provision)


7    52.219-1  SMALL BUSINESS PROGRAM REPRESENTATIONS (JAN 1997)

          (a)(1) The standard industrial classification (SIC) code for this acquisition is 1629

               (2)  The small business size standard is $13.5 million

               (3) The small business size standard for a concern which submits an

                                    00600-6
          offer in its own name, other than on a construction or service contract, but which proposes to furnish a product which it did not itself manufacture, is 500 employees.

          (b) Representations. (1) The offeror represents as part of its offer that it [ ] is, [X] is not a small business concern.

              (2) (Complete only if offeror represented itself as a small business concern in block (b)(1) of this section.) The offeror represents as part of its offer that is [ ] is, [ ] is not a small disadvantaged business concern.

              (3) (Complete only if offeror represented itself as a small business concern in block (b)(1) of this section.) The offeror represents as part of its offer that it [ ] is, [ ] is not a woman-owned small business concern.

          (c) Definitions. "Joint venture," for purposes of a small disadvantaged business (SDB) set-aside or price evaluation preference (as prescribed at 13 CFR 124.321), is a concern that is owned and controlled by one or more socially and economically disadvantaged individuals entering into a joint venture agreement with one or more business concerns and is considered to be affiliated for size purposes with such other concern(s). The combined annual receipts or employees of the concerns entering into the joint venture must meet the applicable size standard corresponding to the SIC code designated for the contract. The majority of the venture's earnings must accrue directly to the socially and economically disadvantaged individuals in the SDB concern(s) in the joint venture. The percentage of the ownership involvement in a joint venture by disadvantaged individuals must be at least 51 percent.

          "Small business concern," as used in this provision, means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR
     Part 121 and the size standard in paragraph (a) of this provision.

          "Small disadvantaged business concern," as used in this provision, means a small business concern that (1) is at least 51 percent unconditionally owned by one or more individuals who are both socially and economically disadvantaged, or a publicly owned business having at least 51 percent of its stock unconditionally owned by one or more socially and economically disadvantaged individuals, and (2) has its management and daily business controlled by one or more such individuals. This term also means a small business concern that is at least 51 percent unconditionally owned by an economically disadvantaged Indian tribe or Native Hawaiian Organization, or a publicly owned business having at least 51 percent of its stock

                                    00600-7
   unconditionally owned by one or more of these entities, which has its management and daily business controlled by members of an economically disadvantaged Indian tribe or Native Hawaiian Organization, and which meets the requirements of 13 CFR Part 124.

     "Women-owned small business concern," as used in this provision, means a small business concern--

      (1) Which is at least 51 percent owned by one or more women or, in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women; and

      (2) Whose management and daily business operations are controlled by one or more women.

     (d) Notice. (1) If this solicitation is for supplies and has been set aside, in whole or in part, for small business concerns, then the clause in this solicitation providing notice of the set-aside contains restrictions on the source of the end items to be furnished.

      (2) Under 15 U.S.C 645 (d), any person who misrepresents a firm's status as a small or small disadvantaged business concern in order to obtain a contract to be awarded under the preference programs established pursuant to sections 8 (a) 8 (d), 9, or 15 of the small Business Act or any other provision of the Federal law that specifically references section 8(d) for a definition of program eligibility, shall--

         (i)    Be punished by imposition of fine, imprisonment, or both:

         (ii) Be subject to administrative remedies, including suspension and debarment: and

         (iii) Be in ineligible for participation in programs conducted under the authority of the Act.

                              (End of provision)


8    52.219-2          EQUAL LOW BIDS (OCT 1995)

      (a) This applies to small business concerns only.

      (b) The bidder's status as a labor surplus area (LSA) concern may affect entitlement to award in case of tie bids. If the bidder wishes to be considered for this priority, the bidder must identify, in the following space, the LSA in which the costs to be incurred on account of manufacturing or production (by the bidder or the first-tier subcontractors) amount to more than 50 percent of the contract price.

      --------------------------------------------------------------------

                                    00600-8

     ---------------------------------------------------------------------------

          (c) Failure to identify the labor surplus areas as specified in paragraph (b) of this provision will preclude the bidder from receiving priority consideration. If the bidder is awarded a contract as a result of receiving priority consideration under this provision and would not have otherwise received award, the bidder shall perform the contract or cause the contract to be performed in accordance with the obligations of an LSA concern.

                              (End of provision)


9    52.219-19      SMALL BUSINESS CONCERN REPRESENTATION FOR THE SMALL BUSINESS
                    COMPETITIVENESS DEMONSTRATION PROGRAM (JAN 1997)

          (a)  Definition.

          "Emerging small business" as used in this solicitation, means a small business concern whose size is no greater than 50 percent of the numerical size standard applicable to the standard industrial classification code assigned to a contracting opportunity.

          (b) (Complete only if the Offeror has represented itself under the provision at 52.219-1 as a small business concern under the size standards of this solicitation.)

          The Offeror [ ] is, [X] is not an emerging small business.

          (c) (Complete only if the Offeror is a small business or an emerging small business, indicating its size range.)

          Offeror's number of employees for the past 12 months (check this column if size standard stated in solicitation is expressed in terms of number of employees) or Offeror's average annual gross revenue for the last 3 fiscal years (check this column if size standard stated in solicitation is expressed in terms of annual receipts). (Check one of the following.)

     ----------------------------------------------------------
     No. of Employees         Avg. Annual Gross Revenues
     ----------------------------------------------------------
     _____50 or fewer         ______$1 million or less
     _____51-100              ______$1,000,001-$2 million
     _____101-250             ______$2,000,001-$3.5 million
     _____251-500             ______$3,500,001-$5 million

                                    00600-9

     ___501-750                          ___$5,000,001-$10 million
     ___751-1,000                        ___$10,000,001-$17 million
     ___Over 1,000                       ___Over $17 million
-------------------------------------------------------------------

                              (End of provision)

10   52.222-21      CERTIFICATION OF NONSEGREGATED FACILITIES (APR 1984)

       (a) "Segregated facilities," as used in this provision, means any waiting rooms, work areas, rest rooms and wash rooms, restaurants and other eating areas, time clocks, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees, that are segregated by explicit directive or are in fact segregated on the basis of race, color, religion, or national origin because of habit, local custom, or otherwise.



       (b) By the submission of this offer, the offeror certifies that it does not and will not maintain or provide for its employees any segregated facilities at any of its establishments, and that it does not and will not permit its employees to perform their services at any location under its' control where segregated facilities are maintained. The offeror agrees that a breach of this certification is a violation of the Equal Opportunity clause in the contract.

       (c) The offeror further agrees that (except where it has obtained identical certifications from proposed subcontractors for specific time periods) it will--

          (1) Obtain identical certificates from proposed subcontractors before the award of subcontracts under which the subcontractor will be subject to the Equal Opportunity clause;

          (2)  Retain the certifications in the files; and

          (3) Forward the following notice to the proposed subcontractors (except if the proposed subcontractors have submitted identical certifications for specific time periods):

        NOTICE TO PROSPECTIVE SUBCONTRACTORS OF REQUIREMENT FOR CERTIFICATIONS OF NONSEGREGATED FACILITIES.

        A Certification of Nonsegregated Facilities must be submitted before the award of a subcontractor under which the subcontractor will be subject to the Equal Opportunity clause. The certification may be submitted either for each subcontractor or for all subcontractors.

                                   00600-10
     during a period (i.e., quarterly, semiannually, or annually). NOTE: The penalty for making false statements in offers is prescribed in 18 U.S.C. 1001.

                              (End of provision)

                       (R 7-2003.14(b)(1) (A) 1970 AUG)

                               (R 1-12.803-10(d))

11   52.222-22      PREVIOUS CONTRACTS AND COMPLIANCE REPORTS (APR 1984)

     The offeror represents that--

       (a) It [X]* has, [_] has not, participated in a previous contract or
               -
     subcontract subject either to the Equal Opportunity clause of this solicitation, the clause originally contained in Section 310 of Executive Order No. 10925, or the clause contained in Section 201 of Executive Order No. 11114;

       (b) It [X]* has, [_] has not, filed all required compliance reports: and
               -

       (c) Representations indicating submission of required compliance reports, signed by proposed subcontractors, will be obtained before subcontract awards.

                              (End of provision)

                        (R 7-2003.14(b)(B),(1) 1973 APR)


12   52.233-1       CLEAN AIR AND WATER CERTIFICATION (APR 1984)

       The Offeror certifies that--

       (a) Any facility to be used in the performance of this proposed contract is [_] is not [X] listed on the Environmental Protection Agency (EPA) List
                    -
     of Violating Facilities;

       (b) The Offeror will immediately notify the Contracting Officer, before award, of the receipt of any communication from the Administrator, or a designee, of the EPA, indicating that any facility that the Offeror proposes to use for the performance of the contract is under consideration to be listed on the EPA List of Violating Facilities; and

       (c) The Offeror will include a certification substantially the same as this certification, including this paragraph (c), in every nonexempt subcontract.

                              (End of provision)

                            (AV 7-2003.71 1977 JUN)

                                (AV 1-1.2302-1)

*NOTE: Pier 400 Constructors is an entity with no employees. Both "Great Lakes Dredge & Dock Company" and "Connolly-Pacific Co." respond in an affirmative fashion to the representation.

                                   00600-11

13   52.223-13      CERTIFICATION OF TOXIC CHEMICAL RELEASE REPORTING (OCT 1996)

          (a) Submission of this certification is a prerequisite for making or entering into this contract imposed by Executive Order 12969, August 8, 1995.

          (b) By signing this offer, the offeror certifies that ----

             (1) As the owner or operator of facilities that will be used in the performance of this contract that are subject to the filing and reporting requirements described in section 313 of the Emergency Planning and Community Right-to-Know Act of 1986 (EPCRA) (42 U.S.C. 11023) and section 6607 of the Pollution Prevention Act of 1990 (PPA) (42 U.S.C. 13106), the offeror will file and continue to file for such facilities for the life of the contract the Toxic Chemical Release Inventory Form (form R) as described in sections 313 (a) and (g) of EPCRA and section 6607 of PPA; or

             (2) None of its owned or operated facilities to be used in the performance of this contract is subject to the Form R filing and reporting requirements because each such facility is exempt for at least one of the following reasons: (Check each block that is applicable.)

          [X]    (i)   The facility does not manufacture, process, or otherwise
               use any toxic chemicals listed under section 313(c) of EPCRA, 42 U.S.C. 11023(e),

          [X]    (ii)  The facility does not have 10 or more full-time employees as specified in section 313(b) (1) (A) of EPCRA, 42 U.S.C. 11023
               (b) (1) (A):

          [X]    (iii) The facility does not meet the reporting thresholds of toxic chemicals established under section 313(f) of EPCRA, 42 U.S.C. 11023(f) (including the alternate thresholds at 40 CFR 372.27, provided an appropriate certification form has been filed with EPA);

          [X]    (iv)  The facility does not fail within standard Industrial
               Classification Code (SIC) designations 20 through 39 as set forth in Section 19.102 of the Federal Acquisition Regulation; or

          [_]    (v)   The facility is not located within any State of the
               United States, the District of Columbia, the Commonwealth of Puerto Rico, Guam, American Samea, the United States Virgin Islands, the Northern Mariana Islands, or any other territory or possession over which the United States has jurisdiction.

                              (End of provision)

                                     00600-12

14   252.204-7001   COMMERCIAL AND GOVERNMENT ENTITY (CAGE) CODE REPORTING (DEC
                    1991)

          (a) The Offeror is requested to enter its CAGE code on its offer in the block with its name and address. The CAGE code entered must be for that name and address. Enter CAGE before the number.

          (b) If the Offeror does not have a CAGE code, it may ask the Contracting Officer to request one from the Defense Logistics Services Center (DLSC). The Contracting Officer will--

               (1) Ask the Contractor to complete section 8 of a DD Form 2051, Request for Assignment of a Commercial and Government Entity (CAGE) Code;

               (2)  Complete section A and forward the form to DLSC; and

               (3)  Notify the Contractor of its assigned CAGE code.

          (c) Do not delay submission of the offer pending receipt of a CAGE code.

                              (End of provision)


15   252.209-7001   DISCLOSURE OF OWNERSHIP OR CONTROL BY THE GOVERNMENT OF A
                    TERRORIST COUNTRY (SEP 1994)

          (a)  Definitions.

               As used in this provision--

               (1) "Government of a terrorist country" includes the state and the government of a terrorist country, as well as any political subdivision, agency, or instrumentality thereof.

               (2) "Terrorist country" means a country determined by the Secretary of State, under section 6(j)(1)(A) of the Export Administration Act of 1979 (50 U.S.C. App. 2405(j)(1)(A)), to be a country the government of which has repeatedly provided support for acts of international terrorism. As of the date of this provision, terrorist countries include: Cuba, Iran, Iraq, Libya, North Korea, Sudan, and Syria.

               (3)  "Significant interest" means--

                    (i) Ownership of or beneficial interest in 5 percent or more of the firm's or subsidiary's securities. Beneficial interest includes holding 5 percent or more of any class of the firm's securities in "nominee shares," "street names," or some other method of holding securities that does not disclose the beneficial owner;

                    (ii) Holding a management position in the firm, such as a director or officer;

                    (iii) Ability to control or influence the election,
               appointment, or tenure of directors or officers in the firm;

                    (iv) Ownership of 10 percent or more of the assets of a firm such as


                                   00600-13
               equipment, buildings, real estate, or other tangible assets of the firm; or

               (v)  Holding 50 percent or more of the indebtedness of a firm.

          (b)  Prohibited on award.

          In accordance with 10 U.S.C. 2327, no contract may be awarded to a firm or a subsidiary of a firm if the government of a terrorist country has a significant interest in the firm or subsidiary, unless a waiver is granted by the Secretary of Defense.

          (c)  Disclosure.

          If the government of a terrorist country has a significant interest in the Offeror or a subsidiary of the Offeror, the Offeror shall disclose such interest in an attachment to its offer. If the Offeror is a subsidiary, it shall also disclose any significant interest the government of a terrorist country has in any firm that owns or controls the subsidiary. The disclosure shall include--

               (1) Identification of each government holding a significant interest; and

               (2) A description of the significant interest held by each government.

                              (End of provision)

16   252.209-2003     DISCLOSURE OF COMMERCIAL TRANSACTIONS WITH GOVERNMENT OF A
                      TERRORIST COUNTRY (SEPT 1994)

          (a)  Definitions.

          "Government of a terrorist country" and "terrorist country" are defined in the Reporting of Commercial Transactions with the Government of a Terrorist Country clause of this solicitation.

          (b)  Disclosure.

               (1) Section 843 of the National Defence Authorization Act for Fiscal Year 1994 (Pub. L. 103-160) requires offerors to disclose commercial transactions conducted with the government of a terrorist country. If this offer exceeds 55,000,000, and if the Offeror has conducted such transactions, the Offeror shall disclose, in an attachment to its offer, each commercial transaction that it has conducted with the government of a terrorist country since February 28, 1994. The disclosure shall include--

                    (i) Identification of the government with which each transaction was conducted; and

                    (ii) The nature of each transaction.

               (2)  This disclosure requirement does not apply to--

                                   00600-14

               (i) Transactions conducted by affiliates or subsidiaries of the Offeror; or

               (ii) Payment or receipt of payment of a judgment or award ordered by a court or arbitral tribunal of competent jurisdiction.

                              (End of provision)



     17   252.219-7000   SMALL DISADVANTAGED BUSINESS CONCERN REPRESENTATION
                         (DoD CONTRACTS) (JAN 1997)


               (a) Definition. "Small disadvantaged business concern," as used in this provision, means a small business concern, owned and controlled by individuals who are both socially and economically disadvantaged, as defined by the Small Business Administration at 13 CFR Part 124, the majority of earnings of which directly accrue to such individuals. This term also means a small business concern owned and controlled by an economically disadvantaged Indian tribe or Native Hawaiian organization which meets the requirements of 13 CFR 124.112 or 13 CFR 124.113, respectively. In general, 13 CFR part 124 describes a small disadvantaged business concern as a small business concern--

                 (1) Which is at least 51 percent unconditionally owned by one or more socially and economically disadvantaged individuals; or

                 (2) In the case of any publicly owned business, at least 51 percent of the voting stock is unconditionally owned by one or more socially and economically disadvantaged individuals; and

                 (3) Whose management and daily business operations are controlled by one or more such individuals.

            (b) Representations. Check the category in which your ownership falls--

          ____ Subcontinent Asian (Asian-Indian) American (U.S. citizen with origins from India, Pakistan, Bangladesh, Sri Lanka, Bhutan, or Nepal)

          ____ Asian-Pacific American (U.S. citizen with origins from Japan,
            China, the Philippines, Vietnam, Korea, Sapoa, Guam, U.S Trust Territory of the Pacific Islands (Republic of Palsu), the Northern Mariana Islands, Laos, Kampuchea (Cambodia), Taiwan, Burma, Thailand, Malaysia, Indonesia, Singapore, Brunel, Republic of the Marshall Islands, or the Federated States of Micronesia)

          ____ Black American (U.S. Citizen)

          ____ Hispanic American (U.S. citizen with origins from South America,
            Central America, Mexico, Cuba, and the Dominican Republic, Puerto Rico, Spain, or Portugal)

          ____ Native American (American Indians, Eskimos, Aleuts, or Native

                                   00600-15

            Hawaiians, including Indian tribes or Native Hawaiian organizations) ____ Individual/concern, other than one of the preceding, currently certified for participation in the Minority Small Business and Capital Ownership Development Program under Section 8(a) of the Small Business Act.

          ____ Other

            (c)  Complete the following--

               (1)  The Offeror is ____ is not  X  a small disadvantaged
                                               ---
            business concern

               (2) The Small Business Administration (SBA) has _____ has not ____ made a determination concerning the offeror's status as a small disadvantaged business concern. If the SBA has made a determination, the date of the determination was __________ and the offeror--

          ____ Was found by SBA to be socially and economically disadvantaged and no circumstances have changed to vary that determination.

          ____ Was found by SBA not to be socially and economically disadvantaged but circumstances which caused the determination have changed.

             (d) Penalties and Remedies. Anyone who misrepresents the status of a concern as a small disadvantaged business for the purpose of securing a contract or subcontract shall--

               (1)  Be punished by imposition of fine, imprisonment or both

               (2) Be subject to administrative remedies, including suspension and debarment; and

               (3) Be ineligible for participation in programs conducted under authority of the Small Business Act.

                              (End of provision)



     18   252.225-7006   BUY AMERICAN ACT--TRADE AGREEMENTS--BALANCE OF PAYMENTS
                         PROGRAM CERTIFICATE (JAN 1994)

               (a) Definitions. "Caribbean Basin country end product," "designated country and product," "domestic and product," "NAFTA country end product," "nondesignated country end product" "qualifying country end product," and "U.S. made end product" have the meaning given in the Trade Agreements or Buy American Act and Balance of Payments Program clauses of this solicitation.

               (b) Evaluation. Offers will be evaluated by giving preference to U.S. made end products, qualifying country and products, designated country end products, NAFTA country end products, and Caribbean Basin country and products over other end products.

                                   00600-16

(c) Certifications.

  (1) The Offeror certifies that--

    (i)  Each end product, except the end products listed in paragraph
  (c) (2) of this provision, is a domestic end product (as defined in the Buy American Act and Balance of Payments Program clause of this solicitation): and

    (ii) Components of unknown origin are considered to have been mined, produced, or manufactured outside the United States or a qualifying country.

  (2) The Offeror must identify and certify all end products that are not domestic end products.

    (i) The Offeror certifies that the following supplies qualify as U.S. made end products but do not meet the definition of domestic end product:

  _________________________
  (insert line item number)

    (ii) The Offeror certifies that the following supplies are qualifying country end products:

  _________________________                         __________________________
  (insert line item number)                         (insert country of origin)

    (iii) The Offeror certifies that the following supplies qualifying as designated country end products:

  _________________________                         __________________________
  (insert line item number)                         (insert country of origin)

    (iv) The Offeror certifies that the following supplies qualify as Caribbean Basin country end products:

  _________________________                         __________________________
  (insert line item number)                         (insert country of origin)

    (v) The Offeror certifies that the following supplies qualifies as NAFTA country end products:

  _________________________                         __________________________
  (insert line item number)                         (insert country of origin)


    (vi) The Offeror certifies that the following supplies are other nondesignated country end products.

  _________________________                         __________________________
  (insert line item number)                         (insert country of origin)

                                   00600-17

                              [End of Provision]


19    252.225-7035   BUY AMERICAN ACT--NORTH AMERICAN FREE TRADE AGREEMENT
                     IMPLEMENTATION ACT--BALANCE OF PAYMENTS PROGRAM CERTIFICATE
                     (MAY 1995)

        (a) Definitions. "Domestic end Product," "qualifying country end product," and U.S. made end product" have the meanings given in the North American Free Trade Agreement Implementation Act or Buy American Act and Balance of Payments Program clauses of this solicitation.

        (b) Evaluation. Offers will be evaluated by giving preference to U.S. made end products, qualifying country end products, or NAFTA country end products over other end products.

        (c)  Certifications.  (1) The Offeror certifies that --

             (i) Each end product, except the end products listed in paragraph (c) (2) of this provision, is a domestic end product (as defined in the Buy American Act and Balance of Payments Program clause of this solicitation); and

             (ii) Components of unknown origin are considered to have been mined, produced, or manufactured outside the United States or a qualifying country.

           (2) The Offeror must identify and certify all end products that are not domestic end products.

             (i) The Offeror certifies that the following supplies qualify as "U.S. made end products" but do not meet the definition of "domestic end products":

             ----------------------------
             (insert line item number)

             (ii) The Offeror certifies that the following supplies are qualifying country (except Canada) end products:

             ----------------------------   ---------------------------
             (insert line item number)      (insert country of origin)

             (iii) the Offeror certifies that the following supplies qualify as NAFTA country end products:

             ----------------------------   ---------------------------
             (insert line item number)      (insert country of origin)

             (iv) The Offeror certifies that the following supplies are other non-NAFTA country end products:

                                   00600-18

          __________________________           __________________________
          (insert line item number)            (insert country of origin)

                              (End of provision)


20   252.247-7022   REPRESENTATION OF EXTENT OF TRANSPORTATION BY SEA (AUG 1992)

          (a) The Offeror shall indicate by checking the appropriate blank in paragraph (b) of this provision whether transportation of supplies by sea is anticipated under the resultant contract. The term "supplies" is defined in the Transportation of Supplies by Sea clause of this solicitation.

          (b) Representation. The Offeror represents that it--

     ______   Does anticipate that supplies will be transported by sea in the performance of any contract or subcontract resulting from this solicitation.

       X      Does not anticipate that supplies will be transported by sea in
     ------
          the performance of any contract or subcontract resulting from this solicitation.

          (c) Any contract resulting from this solicitation will include the Transportation of Supplies by Sea clause. If the Offeror represents that it will not use ocean transportation, the resulting contract will also include the Defense FAR Supplement clause at 252.247-7024. Notification of Transportation of Supplies by Sea.

                              (End of provision)

                                               END OF SECTION 00600

                                   00600-19

                               TABLE OF CONTENTS

                                 SECTION 00700

                               CONTRACT CLAUSES

PARAGRAPH    CLAUSE         TITLE                                                                              PAGE
 1           52.252-2       CLAUSES INCORPORATED BY REFERENCE (JUN 1988)                                       00700-1

 2           52.202-1 I     DEFINITIONS (OCT 1995)--ALTERNATE I (APR 1984)                                     00700-1

 3           52.203-3       GRATUITIES (APR 1984)                                                              00700-2

 4           52.203-5       COVENANT AGAINST CONTINGENT FEES (APR 1984)                                        00700-2

 5           52.203-7       ANTI-KICKBACK PROCEDURES (JUL 1995)                                                00700-3

 6           52.203-10      PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY (JAN 1997)                00700-5

 7           52.203-12      LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS (JAN 1990)        00700-6

 8           52.204-4       PRINTING/COPYING DOUBLE-SIDED ON RECYCLED PAPER (JUN 1996)                         00700-12

 9           52.209-6       PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING WITH CONTRACTOR           00700-12
                            DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT (JUL 1995)

10           52.214-26      AUDIT AND RECORDS--SEALED BIDDING (OCT 1995)                                       00700-13

11           52.214-27      PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA--MODIFICATIONS--                00700-14
                            SEALED BIDDING (OCT 1995)

12           52.214-28      SUBCONTRACTOR COST OR PRICING DATE--MODIFICATIONS--SEALED BIDDING (OCT 1995)       00700-16

13           52.219-8       UTILIZATION OF SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL                    00700-17
                            BUSINESS CONCERNS (OCT 1995)

14           52.219-9 I     SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS SUBCONTRACTING           00700-18
                            PLAN (AUG 1996)--ALTERNATE I (OCT 1995)

15           52.219-16      LIQUIDATED DAMAGES--SUBCONTRACTING PLAN (OCT 1995)                                 00700-22

16           52.222-3       CONVICT LABOR (AUG 1996)                                                           00700-24

                                 SECTION 00700

                               CONTRACT CLAUSES

17           52.222-4       CONTRACT WORK HOURS AND SAFETY STANDARDS ACT--OVERTIME COMPENSATION                00700-24
                            (JUL 1995)

18           52.222-6       DAVIS-BACON ACT (FEB 1995)                                                         00700-25

19           52.222-7       WITHHOLDING OF FUNDS (FEB 1988)                                                    00700-28

20           52.222-8       PAYROLLS AND BASIC RECORDS (FEB 1988)                                              00700-25

21           52.222-9       APPRENTICES AND TRAINEES (FEB 1988)                                                00700-31

22           52.222-10      COMPLIANCE WITH COPELAND ACT REQUIREMENTS (FEB 1988)                               00700-32

23           52.222-11      SUBCONTRACTS (LABOR STANDARDS) (FEB 1988)                                          00700-33

24           52.222-12      CONTRACT TERMINATION--DEBARMENT (FEB 1988)                                         00700-33

25           52.222-13      COMPLIANCE WITH DAVIS-BACON AND RELATED ACT REGULATONS (FEB 1988)                  00700-34

26           52.222-14      DISPUTES CONCERNING LABOR STANDARDS (FEB 1988)                                     00700-34

27           52.222-15      CERTIFICATION OF ELIGIBILITY (FEB 1988)                                            00700-34

28           52.222-26      EQUAL OPPORTUNITY (APR 1984)                                                       00700-34

29           52.222-27      AFFIRMATIVE ACTION COMPLIANCE REQUIREMENTS FOR CONSTRUCTION (APR 1984)             00700-36

30           52.222-35      AFFIRMATIVE ACTION FOR SPECIAL DISABLED AND VIETNAM ERA VETERANS (APR 1984)        00700-42

31           52.222-36      AFFIRMATIVE ACTION FOR HANDICAPPED WORKERS (APR 1984)                              00700-45

32           52.222-37      EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS AND VETERANS OF THE                00700-46
                            VIETNAM ERA (JAN 1966)

33           52.223-2       CLEAN AIR AND WATER (APR 1984)                                                     00700-47

34           52.223-6       DRUG-FREE WORKPLACE (JAN 1987)                                                     00700-49

35           52.223-14      TOXIC CHEMICAL RELEASE REPORTING (OCT 1996)                                        00700-51

                                 SECTION 00700

                               CONTRACT CLAUSES

36                       52.225-5                 BUY AMERICAN ACT--CONSTRUCTION MATERIALS (MAY 1992)                   00700-52

37                       52.225-11                RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (OCT 1996)                  00700-53

38                       52.225-15                BUY AMERICAN ACT-- CONSTRUCTION MATERIALS UNDER TRADE AGREEMENTS ACT  00700-53
                                                  AND NORTH AMERICAN FREE TRADE AGREEMENT (JAN 1996)

39                       52.226-1                 UTILIZATION OF INDIAN ORGANIZATIONS AND INDIAN-OWNED ECONOMIC         00700-55
                                                  ENTERPRISE (SEP 1996)

40                       52.227-1                 AUTHORIZATION AND CONSENT (JUL 1995)                                  00700-56

41                       52.227-2                 NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INPRINGEMENT     00700-57
                                                  (AUG 1996)

42                       52.227-4                 PATENT INDEMNITY-- CONSTRUCTION CONTRACTS (APR 1984)                  00700-58

43                       52.227-11                PATENT RIGHTS-- RETENTION BY THE CONTRACTOR (SHORT FORM) (JUN 1989)   00700-58

44                       52.227-12                PATENT RIGHTS-- RETENTION BY THE CONTRACTOR (LONG FORM) (JAN 1997)    00700-64

45                       52.228-2                 ADDITIONAL BOND SECURITY (JUN 1996)                                   00700-73

46                       52.228-11                PLEDGES OF ASSETS (FEB 1992)                                          00700-74

47                       52.229-3                 FEDERAL, STATE, AND LOCAL TAXES (JAN 1991)                            00700-75

48                       52.229-5                 TAXES-- CONTRACTS PERFORMED IN U.S. POSSESSIONS OR PUERTO RICO (APR   00700-76
                                                  1984)

49                       52.232-5                 PAYMENTS UNDER FIXED- PRICE CONSTRUCTION CONTRACTS (APR 1989)         00700-76

50                       52.232-19                INTEREST (JUN 1996)                                                   00700-79

51                       52.232-23                ASSIGNMENT OF CLAIMS (JAN 1986)                                       00700-79

52                       52.232-27                PROMPT PAYMENT FOR CONSTRUCTIONS CONTRACTS (MAR 1994)                 00700-80

53                       52.233-1                 DISPUTES (OCT 1995)                                                   00700-88

                                 SECTION 00700

                               CONTRACT CLAUSES

54                            52.233-3                 PROTEST AFTER AWARD (AUG 1996)                              00700-90

55                            52.236-2                 DIFFERING SITE CONDITIONS (APR 1984)                        00700-91

56                            52.236-3                 SITE INVESTIGATION AND CONDITIONS AFFECTING THE WORK        00700-92
                                                       (APR 1984)

57                            52.236-5                 MATERIAL AND WORKMANSHIP (APR 1984)                         00700-93

58                            52.236-6                 SUPERINTENDENCE BY THE CONTRACTOR (APR 1984)                00700-93

59                            52.236-7                 PERMITS AND RESPONSIBILITIES (NOV 1991)                     00700-94

60                            52.236-8                 OTHER CONTRACTS (APR 1984)                                  00700-94

61                            52.236-9                 PROTECTION OF EXISTING VEGETATION, STRUCTURES, EQUIPMENT    00700-94
                                                       UTILITIES, AND IMPROVEMENTS (APR 1984)

62                            52.236-10                OPERATIONS AND STORAGE AREAS (APR 1984)                     00700-95

63                            52.236-11                USE AND POSSESSION PRIOR TO COMPLETION (APR 1984)           00700-95

64                            52.236-12                CLEANING UP (APR 1984)                                      00700-95

65                            52.236-13 I              ACCIDENT PREVENTION (NOV 1991)-- ALTERNATE I (NOV 1991)     00700-97

66                            52.236-15                SCHEDULES FOR CONSTRUCTION CONTRACTS (APR 1984)             00700-98

67                            52.236-17                LAYOUT OF WORK (APR 1984)                                   00700-99

68                            52.236-21 I              SPECIFICATIONS AND DRAWINGS FOR CONSTRUCTION (FEB 1997)--   00700-99
                                                       ALTERNATE I (APR 1984)

69                            52.236-26                PRECONSTRUCTION CONFERENCE (FEB 1996)                       00700-101

70                            52.242-13                BANKRUPTCY (JUL 1995)                                       00700-101

71                            52.242-14                SUSPENSION OF WORK (APR 1984)                               00700-102

72                            52.243-4                 CHANGES (AUG 1987)                                          00700-102

73                            52.244-1                 SUBCONTRACTS (FIXED-PRICE CONTRACTS) (FEB 1995)             00700-103

                                 SECTION 00700

                               CONTRACT CLAUSES

74        52.246-12      INSPECTION OF CONSTRUCTION (AUG 1996)                                      00700-105

75        52.246-21      WARRANTY OF CONSTRUCTION (MAR 1994)                                        00700-107

76        52.248-3 I     VALUE ENGINEERING--CONSTRUCTION (MAR 1989)--ALTERNATE I (APR 1984)         00700-108

77        52.249-2 I     TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE) (SEP 1996)--   00700-111
                         ALTERNATE I (SEP 1996)

78        52.249-10      DEFAULT (FIXED-PRICE CONSTRUCTION) (APR 1984)                              00700-116

79        52.252-6       AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)                                00700-117

80        52.253-1       COMPUTER GENERATED FORMS (JAN 1991)                                        00700-117

81        252.201-7000   CONTRACTING OFFICER'S REPRESENTATIVE (DEC 1991)                            00700-118

82        252.203-7001   SPECIAL PROHIBITION ON EMPLOYMENT (NOV 1995)                               00700-118

83        252.203-7002   DISPLAY OF DOD HOTLINE POSTER (DEC 1991)                                   00700-119

84        252.204-7000   DISCLOSURE OF INFORMATION (DEC 1991)                                       00700-120

85        252.204-7003   CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT (APR 1992)                    00700-120

86        252.205-7000   PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS (DEC 1991)       00700-121

87        252.209-7000   ACQUISITION FROM SUBCONTRACTORS SUBJECT TO ON-SITE INSPECTION UNDER THE    00700-121
                         INTERMEDIATE-RANGE NUCLEAR FORCES (INF) TREATY (NOV 1995)

88        252.209-7004   REPORTING OF COMMERCIAL TRANSACTIONS WITH THE GOVERNMENT OF A TERRORIST   00700-121
                         COUNTRY (SEP 1994)

89        252.219-7003   SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS SUBCONTRACTING   00700-123
                         PLAN (DOD CONTRACTS) (APR 1996)

90        252.223-7004   DRUG-FREE WORK FORCE (SEP 1988)                                            00700-124

91        252.225-7007   TRADE AGREEMENTS (JUL 1996)                                                00700-126

                                 SECTION 00700

                               CONTRACT CLAUSES


 92            252.225-7012       PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES (NOV 1995)        00700-129

 93            252.225-7026       REPORTING OF CONTRACT PERFORMANCE OUTSIDE THE UNITED STATES
                                  (NOV 1995)                                                    00700-130

 94            252.225-7031       SECONDARY ARAB BOYCOTT OF ISRAEL (JUN 1992)                   00700-131

 95            252.225-7036       NORTH AMERICAN FREE TRADE AGREEMENT IMPLEMENTATION ACT
                                  (JAN 1994)                                                    00700-132

 96            252.227-7000       NON-ESTOPPEL (OCT 1966)                                       00700-133

 97            252.227-7022       GOVERNMENT RIGHTS (UNLIMITED) (MAR 1979)                      00700-134

 98            252.227-7023       DRAWINGS AND OTHER DATA TO BECOME PROPERTY OF GOVERNMENT
                                  (MAR 1979)                                                    00700-134

 99            252.227-7033       RIGHTS IN SHOP DRAWINGS (APR 1966)                            00700-134

100            252.231-7000       SUPPLEMENTAL COST PRINCIPLES (DEC 1991)                       00700-135

101            252.232-7006       REDUCTION OR SUSPENSION OF CONTRACT PAYMENTS UPON
                                  FINDING OR FRAUD (AUG 1992)                                   00700-135

102            252.236-7000       MODIFICATION PROPOSALS--PRICE BREAKDOWN (DEC 1991)            00700-135

103            252.236-7008       CONTRACT PRICES--BIDDING SCHEDULES (DEC 1991)                 00700-136

104            252.242-7000       POSTAWARD CONFERENCE (DEC 1991)                               00700-136

105            252.243-7001       PRICING OF CONTRACT MODIFICATIONS (DEC 1991)                  00700-136

106            252.247-7024       MODIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA (NOV 1995)  00700-137

107            52.252-4           ALTERNATIONS IN CONTRACT

                                 SECTION 00700

                              CONTRACT CLAUSES

1    52.252-2       CLAUSES INCORPORATED BY REFERENCE (JUN 1988)

          This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

                                (End of clause)

2    52.202-1 I     DEFINITIONS (OCT 1995) -- ALTERNATE I (APR 1984)

          (a) "Head of the agency" (also called "agency head") or "Secretary" means the Secretary (or Attorney General, Administrator, Governor, Chairperson, or other chief official, as appropriate) of the agency, including any deputy or assistant chief official of the agency; and the term "authorized representative" means any person, persons, or board (other than the Contracting Officer) authorized to act for the head of the agency or Secretary.

          (b) Commercial component means any component that is a commercial item.

          (c) Component means any item supplied to the Federal Government as part of an end item or of another component.

          (d)  Nondevelopmental item means --

               (1) Any previously developed item of supply used exclusively for governmental purposes by a Federal agency, a State or local government, or a foreign government with which the United States has a mutual defense cooperation agreement;

               (2) Any item described in paragraph (a) (1) of this definition that requires only minor modification or modifications of a type customarily available in the commercial marketplace in order to meet the requirements of the procuring department or agency; or

               (3) Any item of supply being produced that does not meet the requirements of paragraph (e) (1) or (e) (2) solely because the item is not yet in use.

          (e) "Contracting Officer" means a person with the authority to enter into, administer, and/or terminate contracts and make related determinations and findings. The term includes certain authorized representatives of the Contracting Officer acting within the limits of their authority as delegated by the Contracting Officer.

          (f) Except as otherwise provided in this contract, the term "subcontracts" includes, but is not limited to, purchase orders and changes and modifications to purchase orders under this contract.

                                (End of clause)

                                    00700-1

3    52.203-3       GRATUITIES (APR 1984)

          (a) The right of the Contractor to proceed may be terminated by written notice if, after notice and hearing, the agency head or a designee determines that the Contractor, its agent, or another representative--

               (1) Offered or gave a gratuity (e.g., an entertainment or gift) to an officer, official, or employee of the Government; and

               (2) Intended, by the gratuity, to obtain a contract or favorable treatment under a contract.

          (b) The facts supporting this determination may be reviewed by any court having lawful jurisdiction.

          (c) If this contract is terminated under paragraph (a) above, the Government is entitled--

               (1)  To pursue the same remedies as in a breach of the contract;
           and

               (2) In addition to any other damages provided by law, to exemplary damages of not less than 3 nor more than 10 times the cost incurred by the Contractor in giving gratuities to the person concerned, as determined by the agency head or a designee. (This subparagraph (c) (2) is applicable only if this contract uses money appropriated to the Department of Defense.)

          (d) The rights and remedies of the Government provided in this clause shall not be exclusive and are in addition to any other rights and remedies provided by law or under this contract.

                                (End of clause)

                             (R 7-104.16 1952 MAR)

4    52.203-5       COVENANT AGAINST CONTINGENT FEES (APR 1954)

          (a) The Contractor warrants that no person or agency has been employed or retained to solicit or obtain this contract upon an agreement or understanding for a contingent fee, except a bona fide employee or agency. For breach or violation of this warranty, the Government shall have the right to annul this contract without liability or, in its discretion, to deduct from the contract price or consideration, or otherwise recover, the full amount of the contingent fee.

          (b) "Bona fide agency," as used in this clause, means an established commercial or selling agency, maintained by a contractor for the purpose of securing business, that neither exerts nor proposes to exert improper

                                    00700-2
     influence to solicit or obtain Government contracts nor holds itself out as being able to obtain any Government contract or contracts through improper influence.

       "Bona fide employee," as used in this clause, means a person, employed by a Contractor and subject to the Contractor's supervision and control as to time, place, and manner of performance, who neither exerts nor proposes to exert improper influence to solicit or obtain Government contracts nor holds out as being able to obtain any Government contract or contracts through improper influence.

       "Contingent fee," as used in this clause, means any commission, percentage, brokerage, or other fee that is contingent upon the success that a person or concern has in securing a Government contract.

       "Improper influence," as used in this clause, means any influence that induces or tends to induce a Government employee or officer to give consideration or to act regarding a Government contract on any basis other than the merits of the matter.

                                (End of clause)

                             (R 7-103.20 1968 JAN)

                                  (R 1-1.503)

                                (R 1-7.102-18)

5    52.203-7       ANTI-KICKBACK PROCEDURES (JUL 1995)

       (a)  Definitions.

       "Kickback," as used in this clause, means any money, fee, commission, credits, gift, gratuity, thing of value, or compensation of any kind which is provided, directly or indirectly, to any prime Contractor, prime Contractor employee, subcontractor, or subcontractor employee for the purpose of improperly obtaining or rewarding favorable treatment in connection with a prime contract or in connection with a subcontract relating to a prime contract.

       "Person," as used in this clause, means a corporation, partnership, business association of any kind, trust, joint-stock company, or individual.

       "Prime contract," as used in this clause, means a contract or contractual action entered into by the United States for the purpose of obtaining supplies, materials, equipment, or services of any kind.

       "Prime Contractor" as used in this clause, means a person who has entered into a prime contract with the United States.

       "Prime Contractor employee," as used in this clause, means any officer,

                                    00700-3
          partner, employee, or agent of a prime Contractor.

               "Subcontract," as used in this clause, means a contract or contractual action entered into by a prime Contractor or subcontractor for the purpose of obtaining supplies, materials, equipment, or services of any kind under a prime contract.

               "Subcontractor," as used in this clause, (1) means any person, other than the prime Contractor, who offers to furnish or furnishes any supplies, materials, equipment, or services of any kind under a prime contract or a subcontract entered into in connection with such prime contract, and (2) includes any person who offers to furnish or furnishes general supplies to the prime Contractor or a higher tier subcontractor.

               "Subcontractor employee," as used in this clause, means any officer, partner, employee, or agent of a subcontractor.

               (b) The Anti-kickback Act of 1986 (41 U.S.C. 51-58) (the Act), prohibits any person from--

                    (1) Providing or attempting to provide or offering to provide any kickback;

                    (2) Soliciting, accepting, or attempting to accept any kickback; or

                    (3) Including, directly or indirectly, the amount of any kickback in the contract price charged by a prime Contractor to the United States or in the contract price charged by a subcontractor to a prime Contractor or higher tier subcontractor.

               (c) (1)   The Contractor shall have in place and follow
          reasonable procedures designed to prevent and detect possible violations described in paragraph (b) of this clause in its own operations and direct business relationships.

                    (2) When the Contractor has reasonable grounds to believe that a violation described in paragraph (b) of this clause may have occurred, the Contractor shall promptly report in writing the possible violation. Such reports shall be made to the inspector general of the contracting agency, the head of the contracting agency if the agency does not have an inspector general, or the Department of Justice.

                    (3) The Contractor shall cooperate fully with any Federal agency investigating a possible violation described in paragraph
               (b) of this clause.

                    (4) The Contracting Officer may (i) offset the amount of the kickback against any monies owed by the United States under the prime contract and/or (ii) direct that the Prime Contractor withhold from sums owed a subcontractor under the prime contract the amount of the kickback. The Contracting Officer may order that monies withheld under subdivision (c) (4) (ii) of this clause be paid over to the Government unless the

                                    00700-4

          Government has already offset those monies under subdivision (c) (4)
          (i) of this clause. In either case, the Prime Contractor shall notify the Contracting Officer when the monies are withheld.

               (5) The Contractor agrees to incorporate the substance of this clause, including subparagraph (c) (5) but excepting subparagraph (c)
          (1), in all subcontracts under this contract which exceed $100,000.

                                (End of clause)

6    52.203-10    PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR, IMPROPER ACTIVITY
                  (JAN 1997)

          (a) The Government, at its election, may reduce the price of a fixed-price type contract and the total cost and fee under a cost-type contract by the amount of profit or fee determined as set forth in paragraph (b) of this clause if the head of the contracting activity or designee determines that there was violation of subsection 27 (a), (b) or (c) of the Office of Federal Procurement Policy Act, as amended (41 U.S.C. 423), as implemented in section 3.104 of the Federal Acquisition Regulation.

          (b) The price or fee reduction referred to in paragraph (a) of this clause shall be--

               (1) For cost-plus-fixed-fee contracts, the amount of the fee specified in the contract at the time of award,

               (2) For cost-plus-incentive-fee contracts, the target fee specified in the contract at the time of award, notwithstanding any minimum fee or "fee floor" specified in the contract;

               (3)  For cost-plus-award-fee contracts--

                    (i) The base fee established in the contract at the time of contract award;

                    (ii) If no base fee is specified in the contract, 30 percent of the amount of each award fee otherwise payable to the Contractor for each award fee evaluation period or at each award fee determination point.

               (4)  For fixed-price-incentive contracts, the Government may--

                    (i) Reduce the contract target price and contract target profit both by an amount equal to the initial target profit specified in the contract at the time of contract award, or

                    (ii) If an immediate adjustment to the contract target price and contract target profit would have a significant adverse impact on the incentive price revision relationship under the contract, or adversely affect the contract financing provisions, the Contracting Officer may defer such adjustment until establishment of the total final price of

                                    00700-5
          the contract. The total final price established in accordance with the incentive price revision provisions of the contract shall be reduced by an amount equal to the initial target profit specified in the contract at the time of contract award and such reduced price shall be the total final contract price.

          (5) For firm-fixed-price contracts, by 10 percent of the initial contract price or profit amount determined by the Contracting Officer from records or documents in existence prior to the date of the contract award.

     (c) The Government may, at its election, reduce a prime contractor's price or fee in accordance with the procedures of paragraph (b) of this clause for violations of the Act by its subcontractors by an amount not to exceed the amount of profit or fee reflected in the subcontract at the time the subcontract was first definitively priced.

     (d) In addition to the remedies in paragraphs (a) and (c) of this clause, the Government may terminate this contract for default. The rights and remedies of the Government specified herein are not exclusive, and are in addition to any other rights and remedies provided by law or under this contract.

                                (End of clause)

7  52.203-12          LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL
                      TRANSACTIONS (JAN 1990)

     (a) Definitions.

     "Agency," as used in this clause, means executive agency as defined in 2.101.

     "Covered Federal action," as used in this clause, means any of the following Federal actions:

     (a) The awarding of any Federal contract.

     (b) The making of any Federal grant.

     (c) The making of any Federal loan.

     (d) The entering into of any cooperative agreement.

     (e) The extension, continuation, renewal, amendment, or modification of any Federal contract, grant, loan, or cooperative agreement.

     "Indian tribe" and "tribal organization," as used in this clause, have the meaning provided in section 4 of the Indian Self-Determination and Education Assistance Act (25 U.S.C. 4508) and include Alaskan Natives.

     "Influencing or attempting to influence," as used in this clause, means making, with the intent to influence, any communication to or appearance

                                    00700-6
     before an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with any covered Federal action.

          "Local government," as used in this clause, means a unit of government in a State and, if chartered, established, or otherwise recognized by a State for the performance of a governmental duty, including a local public authority, a special district, an intrastate district, a council of governments, a sponsor group representative organization, and any other instrumentality of a local government.

          "Officer or employee of an agency," as used in this clause, includes the following individuals who are employed by an agency:

          (a) An individual who is appointed to a position in the Government under title 5, United States Code, including a position under a temporary appointment.

          (b)  A member of the uniformed services, as defined in subsection 101
     (3), title 37, United States Code.

          (c) A special Government employee, as defined in section 202, title 18, United States Code.

          (d) An individual who is a member of a Federal advisory committee, as defined by the Federal Advisory Committee Act, title 5, United States Code, appendix 2.

          "Person," as used in this clause, means an individual, corporation, company, association, authority, firm, partnership, society, State, and local government, regardless of whether such entity is operated for profit, or not for profit. This term excludes an Indian tribe, tribal organization, or any other Indian organization with respect to expenditures specifically permitted by other Federal law.

          "Reasonable compensation," as used in this clause, means, with respect to a regularly employed officer or employee of any person, compensation that is consistent with the normal compensation for such officer or employee for work that is not furnished to, not funded by, or not furnished in cooperation with the Federal Government.

          "Reasonable payment," as used in this clause, means, with respect to professional and other technical services, a payment in an amount that is consistent with the amount normally paid for such services in the private sector.

          "Recipient," as used in this clause, includes the Contractor and all subcontractors. This term excludes an Indian tribe, tribal organization, or any other Indian organization with respect to expenditures specifically permitted by other Federal law.

          "Regularly employed," as used in this clause, means, with respect to an

                                    00700-7
          officer or employee of a person requesting or receiving a Federal contract, an officer or employee who is employed by such person for at least 130 working days within 1 year immediately preceding the date of the submission that initiates agency consideration of such person for receipt of such contract. An officer or employee who is employed by such person for less than 130 working days within 1 year immediately preceding the date of the submission that initiates agency consideration of such person shall be considered to be regularly employed as soon as he or she is employed by such person for 130 working days.

               "State," as used in this clause, means a State of the United States, the District of Columbia, the Commonwealth of Puerto Rico, a territory or possession of the United States, an agency or instrumentality of a State, and multi-State, regional, or interstate entity having governmental duties and powers.

               (b)  Prohibitions.

                  (1) Section 1352 of title 31, United States Code, among other things, prohibits a recipient of a Federal contract, grant, loan, or cooperative agreement from using appropriated funds to pay any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with any of the following covered Federal actions: the awarding of any Federal contract; the making of any Federal grant; the making of any Federal loan; the entering into of any cooperative agreement; or the modification of any Federal contract, grant, loan, or cooperative agreement.

                  (2) The Act also requires Contractors to furnish a disclosure if any funds other than Federal appropriated funds (including profit or fee received under a covered Federal transaction) have been paid, or will be paid, to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with a Federal contract, grant, loan, or cooperative agreement.

                  (3) The prohibitions of the Act do not apply under the
               following conditions:

                    (1) Agency and legislative liaison by own employees.

                       (A) The prohibition on the use of appropriated funds, in
                    subparagraph (b) (1) of this clause, does not apply in the case of a payment of reasonable compensation made to an officer or employee of a person requesting or receiving a covered Federal action if the payment is for agency and legislative liaison activities not directly related to a covered Federal action.

                                    00700-8

               (B) For purposes of subdivision (b) (3) (i) (A) of this clause, providing any information specifically requested by an agency or Congress is permitted at any time.

               (C) The following agency and legislative liaison activities are permitted at any time where they are not related to a specific solicitation for any covered Federal action;

                  (1) Discussing with an agency the qualities and
               characteristics (including individual demonstrations) of the person's products or services, conditions or terms of sale, and service capabilities.

                  (2) Technical discussions and other activities regarding the application or adaptation of the person's products or services for an agency's use.

               (D) The following agency and legislative liaison activities are permitted where they are prior to formal solicitation of any covered Federal action--

                  (1) Providing any information not specifically requested but necessary for an agency to make an informed decision about initiation of a covered Federal action;

                  (2) Technical discussions regarding the preparation of an unsolicited proposal prior to its official submission; and

                  (3) Capability presentations by persons seeking awards from an agency pursuant to the provisions of the Small Business Act, as amended by Pub. L. 95-507, and subsequent amendments.

               (E) Only those services expressly authorized by subdivision (b)
          (3) (i) (A) of this clause are permitted under this clause.

          (ii) Professional and technical services.

               (A) The prohibition on the use of appropriated funds, in subparagraph (b) (i) of this clause, does not apply in the case of --

                  (1) A payment of reasonable compensation made to an officer or employee of a person requesting or receiving a covered Federal action or an extension, continuation, renewal, amendment, or modification of a covered Federal action, if payment is for professional or technical services rendered directly in the preparation, submission, or negotiation of any bid, proposal, or application for that Federal action or for meeting requirements imposed by or pursuant to law as a condition for receiving that Federal action.

                  (2) Any reasonable payment to a person, other than an officer or employee of a person requesting or receiving a covered Federal action or an extension, continuation, renewal, amendment, or modification of a covered Federal action if the payment is for

                                   00700-9
               professional or technical services rendered directly in the preparation, submission, or negotiation of any bid, proposal, or application for that Federal action or for meeting requirements imposed by or pursuant to law as a condition for receiving that Federal action. Persons other than officers or employees of a person requesting or receiving a covered Federal action include consultants and trade associations.

               (B) For purposes of subdivision (b) (3) (ii) (A) of this clause, "professional and technical services" shall be limited to advice and analysis directly applying any professional or technical discipline. For example, drafting of a legal document accompanying a bid or proposal by a lawyer is allowable. Similarly, technical advice provided by an engineer on the performance or operational capability of a piece of equipment rendered directly in the negotiation of a contract is allowable. However, communications with the intent to influence made by a professional (such as a licensed lawyer) or a technical person (such as a licensed accountant) are not allowable under this section unless they provide advice and analysis directly applying their professional or technical expertise and unless the advice or analysis is rendered directly and solely in the preparation, submission or negotiation of a covered Federal action. Thus, for example, communications with the intent to influence made by a lawyer that do not provide legal advice or analysis directly and solely related to the legal aspects of his or her client's proposal, but generally advocate one proposal over another are not allowable under this section because the lawyer is not providing professional legal services. Similarly, communications with the intent to influence made by an engineer providing an engineering analysis prior to the preparation or submission of a bid or proposal are not allowable under this section since the engineer is providing technical services but not directly in the preparation, submission or negotiation of a covered Federal action.

               (C) Requirements imposed by or pursuant to law as a condition for receiving a covered Federal award include these required by law or regulation and any other requirements in the actual award documents.

               (D) Only these services expressly authorized by subdivisions (b)
          (3) (ii) (A) (1) and (2) of this clause are permitted under this clause.

               (E) The reporting requirements of FAR 3.803 (a) shall not apply with respect to payments of reasonable compensation made to regularly employed officers or employees of a person.

       (c)   Disclosure.

                                   00700-10

          (1) The Contractor who requests or receives from an agency a Federal contract shall file with that agency a disclosure form, OMB standard from LLL, Disclosure of Lobbying Activities, if such person has made or has agreed to make any payment using nonappropriated funds (to include profits from any covered Federal action), which would be prohibited under subparagraph (b) (1) of this clause, if paid for with appropriated funds.

          (2) The Contractor shall file a disclosure form at the end of each calendar quarter in which there occurs any event that materially affects the accuracy of the information contained in any disclosure form previously filed by such person under subparagraph (c) (1) of this clause. An event that materially affects the accuracy of the information reported includes--

             (i) A cumulative increase of $25,000 or more in the amount paid or expected to be paid for influencing or attempting to influence a covered Federal action; or

             (ii) A change in the person(s) or individual(s) influencing or attempting to influence a covered Federal action; or

             (iii) A change in the officer(s), employee(s), or Member(s) contacted to influence or attempt to influence a covered Federal action.

          (3) The Contractor shall require the submittal of a certification, and if required, a disclosure form by any person who requests or receives any subcontract exceeding $100,000 under the Federal contract.

          (4) All subcontractor disclosure forms (but not certifications) shall be forwarded from tier to tier until received by the prime Contractor. The prime Contractor shall submit all disclosures to the Contracting Officer at the end of the calendar quarter in which the disclosure form is submitted by the subcontractor. Each subcontractor certification shall be retained in the subcontract file of the awarding Contractor.

     (d) Agreement. The Contractor agrees not to make any payment prohibited by this clause.

     (e) Penalties.

        (1) Any person who makes an expenditure prohibited under paragraph
     (a) of this clause or who fails to file or amend the disclosure form to be filed or amended by paragraph (b) of this clause shall be subject to civil penalties as provided for by 31 U.S.C. 1352. An imposition of a civil penalty does not prevent the Government from seeking any other remedy that may be applicable.

        (2) Contractors may rely without liability on the representation made by their subcontractors in the certification and disclosure form.

                                   00700-11

          ^(?) Cost allowability. Nothing in this clause makes allowable or reasonable any costs which would otherwise be unallowable or unreasonable. Conversely, costs made specifically unallowable by the requirements in this clause will not be made allowable under any other provision.

                                (End of Clause)

8    52.204-4       PRINTING/COPYING DOUBLE-SIDED ON RECYCLED PAPER (JUN 1996)

          (a) In accordance with Executive Order 12873, dated October 20, 1993, as amended by Executive Order 12995, dated March 25, 2996, the Offeror/Contractor is encouraged to submit paper documents, such as offers, letters, or reports, that are printed/copied double-sided on recycled paper that has at least 20 percent postconsumer material.

          (b) The 20 percent standard applies to high-speed copier paper, offset paper, forms bond, computer printout paper, carbonless paper, file folders, white woven envelopes, and other uncoated printed and writing paper, such as writing and office paper, book paper, cotton fiber paper, and cover stock. An alternative to meeting the 20 percent postconsumer material standard is 50 percent recovered material content of certain industrial by-products.

                                (End of Clause)

9    52.209-6       PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING
                    WITH CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR
                    DEBARMENT (JUL 1995)

          (a) The Government suspends or debars Contractors to protect the Government's interest. The Contractor shall not enter into any subcontract in excess of $25,000 with a Contractor that is debarred, suspended, or proposed for debarment unless there is a compelling reason to do so.

          (b) The Contractor shall require each proposed first-tier subcontractor, whose subcontract will exceed $25,000, to disclose to the Contractor, in writing, whether as of the time of award of the subcontract, the subcontractor, or its principals, is or is not debarred, suspended, or proposed for debarment by the Federal Government.

          (c) A corporate officer or a designee of the Contractor shall notify the Contracting Officer, in writing, before entering into a subcontract with a party that is debarred, suspended or proposed for debarment (see

                                   00700-12

     FAR 9.404 for information on the List of Parties Excluded from Federal Procurement and Nonprocurement Programs). The notice must include the following:

          (1) The name of the subcontractor.

          (2) The Contractor's knowledge of the reasons for the subcontractor being on the List of Parties Excluded from Federal Procurement and Nonprocurement Programs.

          (3) The compelling reason(s) for doing business with the subcontractor notwithstanding its inclusion on the List of Parties Excluded from Federal Procurement and Nonprocurement Programs.

          (4) The systems and procedures the Contractor has established to ensure that it is fully protecting the Government's interests when dealing with such subcontractor in view of the specific basis for the party's debarment, suspension, or proposed debarment.

                                (End of clause)

10   52.214-26           AUDIT AND RECORDS--SEALED BIDDING (OCT 1995)

       (a) As used in this clause, records includes books, documents, accounting procedures and practices, and other data, regardless of type and regardless of whether such items are in written form, in the form of computer data, or in any other form.

       (b) Cost or pricing data. If the Contractor has been required to submit cost or pricing data in connection with the pricing of any modification to this contract, the Contracting Officer, or an authorized representative of the Contracting Officer, in order to evaluate the accuracy, completeness, and currency of the cost of pricing data, shall have the right to examine and audit all of the Contractor's records, including computations and projections, related to--

           (1) The proposal for the modification;

           (2) The discussions conducted on the proposal(s), including those related to negotiating;

           (3) Pricing of the modification, or

           (4) Performance of the modification.

       (c) Comptroller General. In the case of pricing any modification, the Comptroller General of the United States, or an authorized representative, shall have the same rights as specified in paragraph (b) of this clause.

       (d) Availability. The Contractor shall make available at its office at all reasonable times the materials described in reproduction, until 3 years after final payment under this contract, or for any other period specified

                                   00700-13
     in Subpart 4.7 of the Federal Acquisition Regulation (FAR). FAR Subpart 4.7, Contractor Records Retention, in effect on the data of this contract, is incorporated by reference in its entirety and made a part of this contract.

          (1) If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement.

          (2) Records pertaining to appeals under the Disputes clause or to litigation or the settlement of claims arising under or relating to the performance of this contract shall be made available until disposition of such appeals, litigation, or claims.

       (e) The Contractor shall insert a clause containing all the provisions of this clause, including this paragraph (e), in all subcontracts expected to exceed the threshold in FAR 15.804-2(a) (1) for submission of cost or pricing data.

                              (End of clause)

11   52.214-27      PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA--
                    MODIFICATIONS-- SEALED BIDDING (OCT 1995)

       (a) This clause shall become operative only for any modification to this contract involving aggregate increases and/or decreases in costs, plus applicable profits, expected to exceed the threshold for the submission of cost or pricing data at FAR 15.804-2(a) (1), expect that this clause does not apply to a modification if an exception under FAR 15.804-1 applies.

       (b) If any price, including profit, negotiated in connection with any modification under this clause, was increased by any significant amount because (1) the Contractor or a subcontractor furnished cost or pricing data that were not complete, accurate, and current as certified in its Certificate of Current Cost or Pricing Data, (2) a subcontractor or prospective subcontrator furnished the Contractor cost or pricing data that were not complete, accurate, and current as certified in the Contractor's Certificate of Current Cost or Pricing Data, or (3) any of these parties furnished data of any description that were not accurate, the price shall be reduced accordingly and the contract shall be modified to reflect the reduction. This right to a price reduction is limited to that resulting from defects in data relating to modifications for which this clause becomes operative under paragraph (a) above.

     (c)  Any reduction in the contract price under paragraph (b) above due to

                                   00700-14
     defective data from a prospective subcontractor that was not subsequently awarded the subcontract shall be limited to the amount, plus applicable overhead and profit markup, by which (1) the actual subcontract or (2) the actual cost to the Contractor, if there was no subcontract, was less than the prospective subcontract cost estimate submitted by the Contractor; provided, that the actual subcontract price was not itself affected by defective cost or pricing data.

          (d) (1) If the Contracting Officer determines under paragraph (b) of this clause that a price or cost reduction should be made, the Contractor agrees not to raise the following matters as defence:

               (i) The Contractor or subcontractor was a sole source supplier or otherwise was in a superior bargaining position and thus the price of the contract would not have been modified even if accurate, complete, and current cost or pricing data had been submitted.

               (ii) The Contracting Officer should have known that the cost or pricing data in issue were defective even though the Contractor or subcontractor took no affirmative action to bring the character of the data to the attention of the Contracting Officer.

               (iii) The Contract was based on an agreement about the total cost of the contract and there was no agreement about the cost of each item procure under the contract.

               (iv) The Contractor or subcontractor did not submit a Certificate of Current Cost or Pricing Data.

          (2) (i) Except as prohibited by subdivision (d) (2) (ii) of this clause, an offset in an amount determined appropriate by the Contracting Officer based upon the facts shall be allowed against the amount of a contract price reduction if--

                 (A) The Contractor certifies to the Contracting Officer that, to the best of the Contractor's knowledge and belief, the Contractor is entitled to the offset in the amount requested; and

                 (B) The Contractor proves that the cost or pricing data were available before the date of agreement on the price of the contract (or price of the modification) and that the data were not submitted before such date.

               (ii)  An offset shall not be allowed if--

                 (A) The understated data was known by the Contractor to be understated when the Certificate of Current Cost or Pricing Data was signed; or

                 (B) The Government proves that the facts demonstrate that the contract price would not have increased in the amount to be offset even if the available data had been submitted before the date of

                                   00700-15
               agreement on price.

          (e) If any reduction in the contract price under this clause reduces the price of items for which payment was made prior to the date of the modification reflecting the price reduction, the Contractor shall be liable to and shall pay the United States at the time such overpayment is repaid--

               (1) Simple interest on the amount of such overpayment to be computed from the date(s) of overpayment to the Contractor to the date the Government is repaid by the Contractor at the applicable underpayment rate effective for each quarter prescribed by the Secretary of the Treasury under 26 U.S.C. 6621(a) (2); and

               (2) A penalty equal to the amount of the overpayment, if the Contractor or subcontractor knowingly submitted cost or pricing data which were incomplete, inaccurate, or noncurrent.

                                (End of clause)

12   52.214-28      SUBCONTRACTOR COST OR PRICING DATA--MODIFICATIONS--SEALED
                    BIDDING (OCT 1995)

          (a)  The requirements of paragraphs (b) and (c) of this clause shall
     (1) become operative only for any modification to this contract involving aggregate increases and/or decreases in costs, plus applicable profits, expected to exceed the threshold for submission of cost or pricing data at FAR 15.904-2(a) (1), and (2) be limited to such modifications.

          (b) Before awarding any subcontract expected to exceed the threshold for submission of cost or pricing data at FAR 15.804-2(a) (1), on the date of agreement on price or date of award, whichever is later; or before pricing any subcontract modifications involving aggregate increases and/or decreases in costs, plus applicable profits, expected to exceed the threshold for submission of cost or pricing data at FAR 15.804-2 (a) (1), the Contractor shall require the subcontractor to submit cost or pricing data (actually or by specific identification in writing), unless an exception under FAR 15.804-1 applies.

          (c) The Contractor shall require the subcontractor to certify in substantially the form prescribed in subsection FAR 15.804-4 that, to the best of its knowledge and belief, the data submitted under paragraph (b) of this clause were accurate, complete, and current as of the date of agreement on the negotiated price of the subcontract or subcontract modification.

          (d) The Contractor shall insert the substance of this clause, including

                                   00700-16
          this paragraph (d), in each subcontract that, when entered into, exceeds the threshold for submission of cost or pricing data as FAR 15.804-2(a) (1).

                                (End of clause)


13        52.219-8       UTILIZATION OF SMALL, SMALL DISADVANTAGED AND
                         WOMEN-OWNED SMALL BUSINESS CONCERNS (OCT 1995)

               (a) It is the policy of the United States that small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals and small business concerns owned and controlled by women shall have the maximum practicable opportunity to participate in performing contracts let by any Federal agency, including contracts and subcontracts for subsystems, assemblies, components, and related services for major systems. It is further the policy of the United States that its prime contractors establish procedures to ensure the timely payment of amounts due pursuant to the terms of their subcontracts with small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals and small business concerns owned and controlled by women.

               (b) The Contractor hereby agrees to carry out this policy in the awarding of subcontracts to the fullest extent consistent with efficient contract performance. The Contractor further agrees to cooperate in any studies or surveys as may be conducted by the United States Small Business Administration or the awarding agency of the United States as may be necessary to determine the extent of the Contrator's compliance with this clause.

               (c) As used in this contract, the term "small business concern" shall mean a small business as defined pursuant to section 3 of the Small Business Act and relevant regulations promulgated pursuant thereto. The term "small business concern owned and controlled by socially and economically disadvantaged individuals" shall mean a small business concern (1) which is at least 51 percent unconditionally owned by one or more socially and economically disadvantaged individuals; or, in the case of any publicly owned business, at least 51 per centum of the stock of which is unconditionally owned by one or more socially and economically disadvantaged individuals; and (2) whose management and daily business operations are controlled by one or more of such individuals. This term also means a small business concern that is at least 51 percent unconditionally owned by an economically disadvantaged Indian tribe or

                                   00700-17

     Native Hawaiian Organization, or a publicly owned business having at least 51 percent of its stock unconditionally owned by one of these entities which has its management and daily business controlled by members of an economically disadvantaged Indian tribe or Native Hawaiian Organization, and which meets the requirements of 13 CFR 124. The Contractor shall presume that socially and economically disadvantaged individuals include Black Americans, Hispanic Americans, Native Americans, Asian-pacific Americans, Subcontinent Asian Americans, and other minorities, or any other individual found to be disadvantaged by the Administration pursuant to section 8(a) of the Small Business Act. The Contractor shall presume that socially and economically disadvantaged entities also include Indian Tribes and Native Hawaiian Organizations.

          (d) The term "small business concern owned and controlled by women shall mean a small business concern (i) which is at least 51 percent owned by one or more women, or, in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women, and
     (ii) whose management and daily business operations are controlled by one or more women; and

          (e) Contractors acting in good faith may rely on written representations by their subcontractors regarding their status as a small business concern, a small business concern owned and controlled by socially and economically disadvantaged individuals or a small business concern owned and controlled by women.

                                (End of clause)

14   52.219-9 I     SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS
                    SUBCONTRACTING PLAN (AUG 1996)-- ALTERNATE I (OCT 1995)

          (a)  This clause does not apply to small business concerns.

          (b) "Commercial product," as used in this clause, means a product is regular production that is sold in substantial quantities to the general public and/or industry at established catalog or market prices. It ^?? means a product which, in the opinion of the Contracting Officer, differs only insignificantly from the Contractor's commercial product.

          "Subcontract," as used in this clause, means any agreement (other than one involving an employer-employee relationship) entered into by a Federal Government prime Contractor or subcontractor calling for supplies or services required for performance of the contract or subcontract.

          (c)  The apparent low bidder, upon request by the Contracting officer,

                                   00700-18
shall submit a subcontracting plan, where applicable, which separately addresses subcontracting with small business concerns, with small disadvantaged business concerns and with women-owned small business concerns. If the bidder is submitting an individual contract plan, the plan must separately address subcontracting with small business concerns, small disadvantaged business concerns and women-owned small business concerns, with a separate part for the basic contract and separate parts for each option (if any). The plan shall be included in and made a part of the resultant contract. The subcontracting plan shall be submitted within the time specified by the Contracting Officer. Failure to submit the subcontracting plan shall make the bidder ineligible for the award of a contract.

     (d)  The offeror's subcontracting plan shall include the following:

        (1) Goals, expressed in terms of percentages of total planned subcontracting dollars, for the use of small business concerns, small disadvantaged business concerns and women-owned business concerns as subcontractors. The offeror shall include all subcontracts that contribute to contract performance, and may include a proportionate share of products and services that are normally allocated as indirect costs.

        (2) A statement of --

           (i)   Total dollars planned to be subcontracted;

           (ii) Total dollars planned to be subcontracted to small business concerns;

           (iii) Total dollars planned to be subcontracted to small disadvantaged business concerns; and

           (iv) Total dollars planned to be subcontracted to women-owned small business concerns.

        (3) A description of the principal types of supplies and services to be subcontracted, and an identification of the types planned for subcontracting to
(i) small business concerns, (ii) small disadvantaged business concerns and
(iii) women-owned small business concerns.

        (4) A description of the method used to develop the subcontracting goals in paragraph (d)(1) of this clause.

        (5) A description of the method used to identify potential sources for solicitation purposes (e.g.) pre-existing company source lists, the Procurement Automated Source system (PASS) of the Small Business Administration, the National Minority Purchasing Council Vendor Information Service, the Research and Information Division of the Minority Business Development Agency in the Department of Commerce, or small, small disadvantaged and women-owned small business concerns trade associations). A firm may rely on the information contained in PASS as

                                   00700-19
     an accurate representation of a concern's size and ownership characteristics for purposes of maintaining a small business source list. A firm may rely on PASS as its small business source list. Use of the PASS as its source list does not relieve a firm of its responsibilities (e.g., outreach, assistance, counseling, publicizing subcontracting opportunities) in this clause.

          (6) A statement as to whether or not the offeror included indirect costs in establishing subcontracting goals, and a description of the method used to determine the proportionate share of indirect costs to be incurred with (i) small business concerns, (ii) small disadvantaged business concerns, and (iii) women-owned small business concerns.

          (7) The name of the individual employed by the offeror who will administer the offeror's subcontracting program, and a description of the duties of the individual.

          (8) A description of the efforts the offeror will make to assure that small, small disadvantaged and women-owned small business concerns have an equitable opportunity to compete for subcontracts.

          (9) Assurances that the offeror will include the clause in this contract entitled "Utilization of Small, Small Disadvantaged and Women-Owned Small Business Concerns" in all subcontracts that offer further subcontracting opportunities, and that the offeror will require all subcontractors (except small business concerns) who receive subcontracts in excess of $500,000 ($1,000,000 for construction of any public facility) to adopt a plan similar to the plan agreed to by the offeror.

          (10) Assurances that the offeror will (i) cooperate in any studies or surveys as may be required, (ii) submit periodic reports in order to allow the Government to determine the extent of compliance by the offeror with the subcontracting plan, (iii) submit Standard Form (SF) 294, Subcontracting Report for Individual Contracts, and/or SP 295, Summary Subcontract Report, in accordance with the instructions on the forms, and
     (iv) ensure that its subcontractors agree to submit Standard Forms 294 and 295.

          (11) A recitation of the types of records the offeror will maintain to demonstrate procedures that have been adopted to comply with the requirements and goals in the plan, including establishing source lists, and a description of its efforts to locate small, small disadvantaged and women-owned small business concerns and award subcontracts to them. The records shall include at least the following (on a plant-wide or company-wide basis, unless otherwise indicated).

               (i) Source lists (e.g., PASS), guides, and other data that identify

                                   00700-20
       small, small disadvantaged and women-owned small business concerns.

          (ii) Organizations contacted in an attempt to locate sources that are small, small disadvantaged or women-owned small business concerns.

          (iii) Records on each subcontract solicitation resulting in an award of more than $100,000, indicating (A) whether small business concerns were solicited and if not, why not, (B) whether small disadvantaged business concerns were solicited and if not, why not, (C) whether women-owned small business concerns were solicited and if not, why not, and (D) if applicable, the reason award was not made to a small business concern.

          (iv) Records of any outreach efforts to contact (A) trade associations, (B) business development organizations, and (C) conferences and trade fairs to locate small, small disadvantaged and women-owned small business sources.

          (v) Records of internal guidance and encouragement provided to buyers through (A) workshops, seminars, training, etc., and (B) monitoring performance to evaluate compliance with the program's requirements.

          (vi) On a contract-by-contract basis, records to support award data submitted by the offeror to the Government, including the name, address, and business size of each subcontractor. Contractors having company or division-wide annual plans need not comply with this requirement.

     (e) In order to effectively implement this plan to the extent consistent with efficient contract performance, the Contractor shall perform the following functions:

     (1) Assist small, small disadvantaged and women-owned small business concerns by arranging solicitations, time for the preparation of bids, quantities, specifications, and delivery schedule so as to facilitate the participation by such concerns. Where the contractor's lists of potential small, small disadvantaged and women-owned small business subcontractors are excessively long, reasonable effort shall be made to give all such small business concerns an opportunity to compete over a period of time.

     (2) Provide adequate and timely consideration of the potentialities of small, small disadvantaged and women-owned small business concerns in all "make-or-buy" decisions.

     (3) Counsel and discuss subcontracting opportunities with representatives of small, small disadvantaged and women-owned small business firms.

     (4) Provide notice to subcontractors concerning penalties and remedies for misrepresentations of business status as small, small disadvantaged

                                   00700-21
     or women-owned small business for the purpose of obtaining a subcontract that is to be included as part or all of a goal contained in the Contractor's subcontracting plan.

     (f) A master subcontracting plan on a plant or division-wide basis which contains all the elements required by (d) above, except goals, may be incorporated by reference as a part of the subcontracting plan required of the offeror by this clause; provided, (1) the master plan has been approved, (2) the offeror provides copies of the approved master plan and evidence of its approval to the Contracting officer, and (3) goals and any deviations from the master plan deemed necessary by the Contracting Officer to satisfy the requirements of this contract are set forth in the individual subcontracting plan.

     (g) (1) If a commercial product is offered, the subcontracting plan required by this clause may relate to the offeror's production generally, for both commercial and noncommercial products, rather than solely to the Government contract. In these cases, the offeror shall, with the concurrence of the Contracting Officer, submit one company-wide or division-wide annual plan.

         (2) The annual plan shall be reviewed for approval by the agency awarding the offeror its first prime contract requiring a subcontracting plan during the fiscal year, or by an agency satisfactory to the Contracting Officer.

         (3) The approved plan shall remain in effect during the offeror's fiscal year for all of the offeror's commercial products.

     (h) Prior compliance of the offeror with other such subcontracting plans under previous contracts will be considered by the Contracting Officer in determining the responsibility of the offeror for award of the contract.

     (i) The failure of the Contractor or subcontractor to comply in good faith with (1) the clause of this contract entitled "Utilization Of Small, Small Disadvantaged and Women-Owned Small Business Concerns," or (2) an approved plan required by this clause, shall be a material breach of the contract.

                                (End of clause)

15   52.219-16    LIQUIDATED DAMAGES--SUBCONTRACTING PLAN (OCT 1995)


       (a) "Failure to make a good faith effort to comply with the subcontracting plan," as used in this clause, means a willful or intentional failure to perform in accordance with the requirements of the

                                   00700-22
subcontracting plan approved under the clause in this contract entitled "Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan," or willful or intentional action to frustrate the plan.

     (b) If, at contract completion, or in the case of a commercial product plan, at the close of the fiscal year for which the plan is applicable, the Contractor has failed to meet its subcontracting goals and the Contracting Officer decides in accordance with paragraph (c) of this clause that the Contractor failed to make a good faith effort to comply with its subcontracting plan, established in accordance with the clause in this contract entitled "Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan," the Contractor shall pay the Government liquidated damages in an amount stated. The amount of probable damages attributable to the Contractor's failure to comply, shall be an amount equal to the actual dollar amount by which the Contractor failed to achieve each subcontract goal or, in the case of a commercial products plan, that portion of the dollar amount allocable to Government contracts by which the Contractor failed to achieve each subcontract goal.

     (c) Before the Contracting Officer makes a final decision that the Contractor has failed to make such good faith effort, the Contracting Officer shall give the Contractor written notice specifying the failure and permitting the Contractor to demonstrate what good faith efforts have been made. Failure to respond to the notice may be taken as an admission that no valid explanation exists. If, after consideration of all the pertinent data, the Contracting Officer finds that the Contractor failed to make a good faith effort to comply with the subcontracting plan, the Contracting Officer shall issue a final decision to that effect and require that the Contractor pay the Government liquidated damages as provided in paragraph (b) of this clause.

     (d) With respect to commercial product plans, i.e., company-wide or division-wide subcontracting plans approved under paragraph (g) of the clause in this contract entitled "Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan," the Contracting Officer of the agency that originally approved the plan will exercise the functions of the Contracting Officer under this clause on behalf of all agencies that awarded contracts covered by that commercial product plan.

     (e) The Contractor shall have the right of appeal, under the clause in this contract entitled, Disputes, from any final decision of the Contracting Officer.

     (f) Liquidated damages shall be in addition to any other remedies that the Government may have.

                                   00700-23

                                (End of clause)

16   52.222-3       CONVICT LABOR (AUG 1996)

          The Contractor agrees not to employ in the performance of this contract any person undergoing a sentence of imprisonment which has been imposed by any court of a State, the District of Columbia, the Commonwealth of Puerto Rico, the Virgin Islands, Guam, American Samoa, the Commonwealth of the Northern Mariana Islands, or the Trust Territory of the Pacific Islands. This limitation, however, shall not prohibit the employment by the Contractor in the performance of this contract of persons on parole or probation to work at paid employment during the term of their sentence or persons who have been pardoned or who have served their terms. Nor shall it prohibit the employment by the Contractor in the performance of this contract of persons confined for violation of the laws of any of the States, the District of Columbia, the Commonwealth of Puerto Rico, the Virgin Islands, Guam, American Samoa, the Commonwealth of the Northern Mariana Islands, or the Trust Territory of the Pacific Islands who are authorized to work at paid employment in the community under the laws of such jurisdiction, if--

          (a)(1) The worker is paid or is in an approved work training program on a voluntary basis;

          (2) Representatives of local union central bodies or similar labor union organisations have been consulted;

          (3) Such paid employment will not result in the displacement of employed workers, or be applied in skills, crafts, or trades in which there is a surplus of available gainful labor in the locality, or impair existing contracts for services; and

          (4) The rates of pay and other conditions of employment will not be less than those paid or provided for work of a similar nature in the locality in which the work is being performed; and

       (b) The Attorney General of the United States has certified that the work-release laws or regulations of the jurisdiction involved are in conformity with the requirements of Executive Order 11755, as amended by Executive Orders 12608 and 12943.

                                (End of clause)

17   52.222-4       CONTRACT WORK HOURS AND SAFETY STANDARDS ACT--OVERTIME
                    COMPENSATION (JUL 1995)

                                   00700-24

     (a) Overtime requirements. No Contractor or subcontractor contracting for any part of the contract work which may require or involve the employment of laborers or mechanics (see Federal Acquisition Regulation (FAR) 22.300) shall require or permit any such laborers or mechanics in any workweek in which the individual is employed on such work to work in excess of 40 hours in such workweek unless such laborer or mechanic receives compensation at a rate not less that 1 1/2 times the basic rate of pay for all hours worked in excess of 40 hours in such workweek.

     (b) Violation; liability for unpaid wages; liquidated damages. In the event of any violation of the provisions set forth in paragraph (a) of this clause, the Contractor and any subcontractor responsible therefor shall be liable for the unpaid wages. In addition, such Contractor and subcontractor shall be liable to the United States (in the case of work done under contract for the District of Columbia or a territory, to such District or to such territory), for liquidated damages. Such liquidated damages shall be computed with respect to each individual, laborer or mechanic employed in violation of the provisions set forth in paragraph (a) of this clause in the sum of $10 for each calendar day on which such individual was required or permitted to work in excess of the standard workweek of 40 hours without payment of the overtime wages required by provisions set forth in paragraph (a) of this clause.

     (c) Withholding for unpaid wages and liquidated damages. The Contracting Officer shall upon his or her own action or upon written request of an authorized representative of the Department of Labor withhold or cause to be withheld, from any moneys payable on account of work performed by the Contractor or subcontractor under any such contract or any other Federal contract with the same Prime Contractor, or any other Federally-assisted contract subject to the Contract Work Hours and Safety Standards Act which is held by the same Prime Contractor, such sums as may be determined to be necessary to satisfy any liabilities of such Contractor or subcontractor for unpaid wages and liquidated damages as provided in the provisions set forth in paragraph (b) of this clause.

     (d) Payrolls and basic records. (1) The Contractor or subcontractor shall maintain payrolls and basic payroll records during the course of contract work and shall preserve them for a period of 3 years from the completion of the contract for all laborers and mechanics working on the contract. Such records shall contain the name and address of each such employee, social security number, correct classifications, hourly rates of wages paid, daily and weekly number of hours worked, deductions made and actual wages paid. Nothing in this paragraph shall require the duplication

                                   00700-25
     of records required to be maintained for construction work by Department of Labor regulations at 29 CFR S.S(a)(3) implementing the Davis-Bacon Act.

          (2) The records to be maintained under paragraph (d)(1) of this clause shall be made available by the Contractor or subcontractor for inspection, copying, or transcription by authorized representatives of the Contracting Officer or the Department of Labor. The Contractor or subcontractor shall permit such representatives to interview employees during working hours on the job.

       (e) Subcontracts. The Contractor or subcontractor shall insert in any subcontracts exceeding $100,000, the provisions set forth in paragraphs (a) through (e) of this clause and also a clause requiring the subcontractors to include these provisions in any lower tier subcontracts. The Prime Contractor shall be responsible for compliance by any subcontractor or lower tier subcontractor with the provisions set forth in paragraphs (a) through (e) of this clause.

                                (End of clause)

18   52.222-6            DAVIS-BACON ACT (FEB 1995)

       (a) All laborers and mechanics employed or working upon the site of the work will be paid unconditionally and not less often than once a week, and without subsequent deduction or rebate on any account (except such payroll deductions as are permitted by regulations issued by the Secretary of Labor under the Copeland Act (29 CFR Part 3)), the full amount of wages and bona fide fringe benefits (or cash equivalents thereof) due at time of payment computed at rates not less than those contained in the wage determination of the Secretary of Labor which is attached hereto and made a part hereof, regardless of any contractual relationship which may be alleged to exist between the Contractor and such laborers and mechanics. Contributions made or costs reasonably anticipated for bona fide fringe benefits under section 1(b)(2) of the Davis-Bacon Act on behalf of laborers or mechanics are considered wages paid to such laborers or mechanics, subject to the provisions of paragraph (d) of this clause, also, regular contributions made or costs incurred for more than a weekly period (but not less often than quarterly) under plans, funds, or programs which cover the particular weekly period, are deemed to be constructively made or incurred during such period. Such laborers and mechanics shall be paid not less than the appropriate wage rate and fringe benefits in the wage determination for the classification of work actually performed, without regard to skill, except

                                   00700-26
as provided in the clause entitled Apprentices and Trainees. Laborers or mechanics performing work in more than one classification may be compensated at the rate specified for each classification for the time actually worked therein; provided, that the employer's payroll records accurately set forth the time spent in each classification in which work is performed. The wage determination (including any additional classifications and wage rates conformed under paragraph (b) of this clause) and the Davis-Bacon poster (WH-1321) shall be posted at all times by the Contractor and its subcontractors at the site of the work in a prominent and accessible place where it can be easily seen by the workers.

     (b) (1) The Contracting Officer shall require that any class of laborers or mechanics which is not listed in the wage determination and which is to be employed under the contract shall be classified in conformance with the wage determination. The Contracting Officer shall approve an additional classification and wage rate and fringe benefits therefor only when all the following criteria have been met:

         (i) The work to be performed by the classification requested is not performed by a classification in the wage determination.

         (ii) The classification is utilized in the area by the construction industry.

         (iii) The proposed wage rate, including any bona fide fringe benefits, bears a reasonable relationship to the wage rates contained in the wage determination.

         (iv) With respect to helpers, such a classification prevails in the area in which the work is performed.

        (2) If the Contractor and the laborers and mechanics to be employed in the classification (if known), or their representatives, and the Contracting Officer agree on the classification and wage rate (including the amount designated for fringe benefits, where appropriate), a report of the action taken shall be sent by the Contracting Officer to the Administrator of the Wage and Hour Division, Employment Standards Administration, U.S. Department of Labor, Washington, DC 20210. The Administrator or an authorized representative will approve, modify, or disapprove every additional classification action within 30 days of receipt and so advise the Contracting Officer or will notify the Contracting Officer within the 30-day period that additional time is necessary.

        (3) In the event the Contractor, the laborers or mechanics to be employed in the classification, or their representatives, and the Contracting Officer do not agree on the proposed classification and wage rate (including the amount designated for fringe benefits, where

                                   00700-27
     appropriate), the Contracting Officer shall refer the questions, including the views of all interested parties and the recommendation of the Contracting Officer, to the Administrator of the Wage and Hour Division for determination. The Administrator, or an authorized representative, will issue a determination within 30 days of receipt and so advise the Contracting Officer or will notify the Contracting Officer within the 30-day period that additional time is necessary.

       (4) The wage rate (including fringe benefits, where appropriate) determined pursuant to subparagraphs (b) (2) and (b) (3) of this clause shall be paid to all workers performing work in the classification under this contract from the first day on which work is performed in the classification.

       (c) Whenever the minimum wage rate prescribed in the contract for a class of laborers or mechanics includes a fringe benefit which is not expressed as an hourly rate, the Contractor shall either pay the benefit as stated in the wage determination or shall pay another bona fide fringe benefit or an hourly cash equivalent thereof.

       (d) If the Contractor does not make payments to a trustee or other third person, the Contractor may consider as part of the wages of any laborer or mechanic the amount of any costs reasonably anticipated in providing bona fide fringe benefits under a plan or program; provided, that the Secretary of Labor has found, upon the written request of the Contractor, that the applicable standards of the Davis-Bacon Act have been met. The Secretary of Labor may require the Contractor to set aside in a separate account assets for the meeting of obligations under the plan or program.

                                (End of clause)

 19  52.222-7         WITHHOLDING OF FUNDS (FEB 1988)

       The Contracting Officer shall, upon his or her own action or upon written request of an authorized representative of the Department of Labor, withhold or cause to be withheld from the Contractor under this contract or any other Federal contract with the same Prime Contractor, or any other Federally assisted contract subject to Davis-Bacon prevailing wage requirements, which is held by the same Prime Contractor, so much of the accrued payments or advances as may be considered necessary to pay laborers and mechanics, including apprentices, trainees, and helpers, employed by the Contractor or any subcontractor the full amount of wages required by the contract. In the event of failure to pay any laborer or mechanic, including any apprentice, trainee, or helper, employed or working on the

                                   00700-28
     site of work, all or part of the wages required by the contract, the Contracting Officer may, after written notice to the Contractor, take such action as may be necessary to cause the suspension of any further payment, advance, or guarantee of funds until such violations have ceased.

                                (End of clause)

20   52.222-8              PAYROLLS AND BASIC RECORDS (FEE 1988)

          (a) Payrolls and basic records relating thereto shall be maintained by the Contractor during the course of the work and preserved for a period of 3 years thereafter for all laborers and mechanics working at the site of the work. Such records shall contain the name, address, and social security number of each such worker, his or her correct classification, hourly rates of wages paid (including rates of contributions or costs anticipated for bons fide fringe benefits or cash equivalents thereof of the types described in section 1(b)(2)(g) of the Davis-Bacon Act), daily and weekly number of hours worked, deductions made, and actual wages paid. Whenever the Secretary of Labor has found, under paragraph (d) of the clause entitled Davis-Bacon Act, that the wages of any laborer or mechanic include the amount of any costs reasonably anticipated in providing benefits under a plan or program described in section 1(b)(2)(B) of the Davis-Bacon Act, the Contractor shall maintain records which show that the commitment to provide such benefits is enforceable, that the plan or program is financially responsible, and that the plan or program has been communicated in writing to the laborers or mechanics affected, and records which show the costs anticipated or the actual cost incurred in providing such benefits. Contractors employing apprentices or trainees under approved programs shall maintain written evidence of the registration of apprenticeship programs and certification of trainee programs, the registration of apprentices and trainees, and the ratios and wage rates prescribed in the applicable programs.

          (b) (1) The Contractor shall submit weekly for each week in which any contract work is performed a copy of all payrolls to the Contracting Officer. The payrolls submitted shall set out accurately and completely all of the information required to be maintained under paragraph (g) of this clause. This information may be submitted in any form desired. Optional Form WH-347 (Federal Stock Number 029-005-00014-1) is available for this purpose and may be purchased from the Superintendent of Documents, U.S. Government Printing Office, Washington, DC 20402. The Prime Contractor is responsible for the submission of copies of payrolls by all

                                   00700-29
subcontractors.

          (2) Each payroll submitted shall be accompanied by a "Statement of Compliance," signed by the Contractor or subcontractor or his or her agent who pays or supervises the payment of the persons employed under the contract and shall certify--

               (i) That the payroll for the payroll period contains the information required to be maintained under paragraph (a) of this clause and that such information is correct and complete:

               (ii) That each laborer or mechanic (including each helper, apprentice, and trainee) employed on the contract during the payroll period has been paid the full weekly wages earned, without rebate, either directly or indirectly, and that no deductions have been made either directly or indirectly from the full wages earned, other than permissible deductions as set forth in the Regulations, 29 CFR Part 3; and

               (iii) That each laborer or mechanic has been paid not less than the applicable wage rates and fringe benefits or cash equivalents for the classification of work performed, as specified in the applicable wage determination incorporated into the contract.

          (3) The weekly submission of a properly executed certification set forth on the reverse side of optional Form WK-347 shall satisfy the requirement for submission of the "Statement of Compliance" required by subparagraph (b) (2) of this clause.

          (4) The falsification of any of the certifications in this clause may subject the Contractor or subcontractor to civil or criminal prosecution under Section 1001 of Title 18 and Section 3729 of Title 31 of the United States Code.

     (c) The Contractor or subcontractor shall make the records required under paragraph (a) of this clause available for inspection, copying, or transcription by the Contracting Officer or authorized representatives of the Contracting Officer or the Department of Labor. The Contractor or subcontractor shall permit the Contracting Officer or representatives of the Contracting Officer or the Department of Labor to interview employees during working hours on the job. If the Contractor or subcontractors fails to submit required records or to make them available, the Contracting Officer may, after written notice to the Contractor, take such action as may be necessary to cause the suspension of any further payment. Furthermore, failure to submit the required records upon request or to make such records available may be grounds for debarment action pursuant to 29 CFR 5.12.

                                (End of clause)

                                   00700-30

21   52.222-9           APPRENTICES AND TRAINEES (FEB 1988)

          (a) Apprentices. Apprentices will be permitted to work at less than the predetermined rate for the work they performed when they are employed pursuant to and individually registered in a bona fide apprenticeship program registered with the U.S. Department of Labor, Employment and Training Administration, Bureau of Apprenticeship and Training, or with a State Apprenticeship Agency recognized by the Bureau, or if a person is employed in his or her first 90 days of probationary employment as an apprentice in such an apprenticeship program, who is not individually registered in the program, but who has been certified by the Bureau of Apprenticeship and Training or a State Apprenticeship Agency (where appropriate) to be eligible for probationary employment as an apprentice. The allowable ratio of apprentices to journeymen on the job site in any craft classification shall not be greater than the ratio permitted to the Contractor as to the entire work force under the registered program. Any worker listed on a payroll at an apprentice wage rate, who is not registered or otherwise employed as stated in this paragraph, shall be paid not less than the applicable wage determination for the classification of work actually performed. In addition, any apprentice performing work on the job site in excess of the ratio permitted under the registered program shall not be paid less than the applicable wage rate on the wage determination for the work actually performed. Where a contractor is performing construction on a project in a locality other than that in which its program is registered, the ratios and wage rates (expressed in percentages of the journeyman's hourly rate) specified in the Contractor's or subcontractor's registered program shall be observed. Every apprentice must be paid at not less than the rate specified in the registered program for the apprentice's level of progress, expressed as a percentage of the journeyman hourly rate specified in the applicable wage determination. Apprentices shall be paid fringe benefits in accordance with the provisions of the apprenticeship program. If the apprenticeship program does not specify fringe benefits, apprentices must be paid the full amount of fringe benefits listed on the wage determination for the applicable classification. If the Administrator determines that a different practice prevails for the applicable apprentice classification, fringes shall be paid in accordance with that determination. In the event the Bureau of Apprenticeship and Training, or a State Apprenticeship Agency recognized by the Bureau, withdraws approval of an apprenticeship program, the Contractor

                                   00700-31
     will no longer be permitted to utilize apprentices at less than the applicable predetermined rate for the work performed until an acceptable program is approved.

       (b) Trainees. Except as provided in 29 CFR 5.16, trainees will not be permitted to work at less than the predetermined rate for the work performed unless they are employed pursuant to and individually registered in a program which has received prior approval, evidenced by formal certification by the U.S. Department of Labor, Employment and Training Administration. The ratio of trainees to journeymen on the job site shall not be greater than permitted under the plan approved by the Employment and Training Administration. Every trainee must be paid at not less than the rate specified in the approved program for the trainee's level of progress, expressed as a percentage of the journeyman hourly rate specified in the applicable wage determination. Trainees shall be paid fringe benefits in accordance with the provisions of the trainee program. If the trainee program does not mention fringe benefits, trainees shall be paid the full amount of fringe benefits listed in the wage determination unless the Administrator of the Wage and Hourly Division determines that there is an apprenticeship program associated with the corresponding journeyman wage rate in the wage determination which provides for less than full fringe benefits for apprentices. Any employee listed on the payroll at a trainee rate who is not registered and participating in a training plan approved by the Employment and Training Administration shall be paid not less than the applicable wage rate in the wage determination for the classification of work actually performed. In addition, any trainee performing work on the job site in excess of the ratio permitted under the registered program shall be paid not less than the applicable wage rate in the wage determination for the work actually performed. In the event the Employment and Training Administration withdraws approval of a training program, the Contractor will no longer be permitted to utilize trainees at less than the applicable predetermined rate for the work performed until an acceptable program is approved.

       (c) Equal employment opportunity. The utilization of apprentices, trainees, and journeymen under this clause shall be in conformity with the equal employment opportunity requirements of Executive Order 11246, as amended, and 29 CFR Part 30.

                                (End of clause)

22   52.222.10         COMPLIANCE WITH COPELAND ACT REQUIREMENTS (FEB 1988)

                                   00700-32

          The Contractor shall comply with the requirements of 29 CPR Part 3, which are hereby incorporated by the reference in this contract.

                                (End of clause)



23   52.222-11        SUBCONTRACTS (LABOR STANDARDS) (FEB 1988)

          (a) The Contractor or subcontractor shall insert in any subcontracts the clauses entitled Davis-Bacon Act, Contract Work Hours and Safety Standards Act--Overtime Compensation, Apprentices and Trainees, Payrolls and Basic Records, Compliance with Copeland Act Requirements, Withholding of Funds, Subcontracts (Labor Standards), Contract Termination--Debarment, Disputes Concerning Labor Standards, Compliance with Davis-Bacon and Related Act Regulations, and Certification of Eligibility, and such other clauses as the Contracting Officer may, by appropriate instructions, require, and also a clause requiring subcontractors to include these clauses in any lower tier subcontracts. The Prime Contractor shall be responsible for compliance by any subcontractor or lower tier subcontractor with all the contract clauses cited in this paragraph.

          (b) (1) Within 14 days after award of the contract, the Contractor shall deliver to the Contracting Officer a completed Statement and Acknowledgement Form (SF 1413) for each subcontract, including the subcontractor's signed and dated acknowledgement that the clauses set forth in paragraph (a) of this clause have been included in the subcontract.

             (2) Within 14 days after the award of any subsequently awarded subcontract the Contractor shall deliver to the Contracting Officer an updated completed SP 1413 for such additional subcontract.

                                (End of clause)


24   52.222-12      CONTRACT TERMINATION--DEBARMENT (FEB 1988)


          A breach of the contract clauses entitled Davis-Bacon Act, Contract Work Hours and Safety Standards Act--Overtime Compensation, Apprentices and Trainees, Payrolls and Basic Records, Compliance with Copeland Act Requirements, Subcontracts (Labor Standards), Compliance with Davis-Bacon and Related Act Regulations, or Certification of Eligibility may be grounds for termination of the contract, and for debarment as a Contractor and subcontractor as provided in 29 CFR 5.12.

                                (End of clause)

                                   00700-33

25   52.222-13        COMPLIANCE WITH DAVIS-BACON AND RELATED ACT REGULATIONS
                      (FEB 1988)

          All rulings and interpretations of the Davis-Bacon and Related Acts contained in 29 CFR Parts 1, 3, and 5 are hereby incorporated by reference in this contract.

                                (End of Clause)


26   52.222-14        DISPUTES CONCERNING LABOR STANDARDS (FEB 1988)

          The United States Department of Labor has set forth in 29 CFR Parts 5, 6, and 7 procedures for resolving disputes concerning labor standards requirements. Such disputes shall be resolved in accordance with those procedures and not the Disputes clause of this contract. Disputes within the meaning of this clause include disputes between the Contractor (or any of its subcontractors) and the contracting agency, the U.S. Department of Labor, or the employees of their representatives.

                                (End of clause)


27   52.222-15        CERTIFICATION OF ELIGIBILITY (FEB 1988)

          (a) By entering into this contract, the Contractor certifies that neither it (nor he or she) nor any person or firm who has an interest in the Contractor's firm is a person or firm ineligible to be awarded Government contracts by virtue of section 3(a) of the Davis-Bacon Act or 29 CFR 5.12(a)(1).

          (b) No part of this contract shall be subcontracted to any person or firm ineligible for award of a Government contract by virtue of section 3(a) of the Davis-Bacon Act or 29 CFR 5.12(a)(1).

          (c) The penalty for making false statements is prescribed in the U.S. Criminal Code, 18 U.S.C. 1001.

                                (End of clause)


28   52.222-26        EQUAL OPPORTUNITY (APR 1984)

          (a) If, during any 12-month period (including the 12 months preceding the award of this contract), the Contractor has been or is awarded nonexempt Federal contracts and/or subcontracts that have an aggregate value in excess of $10,000, the Contractor shall comply with subparagraphs

                                   00700-34

     (b)(1) through (11) below. Upon request, the Contractor shall provide information necessary to determine the applicability of this clause.

          (b) During performing this Contract, the Contractor agrees as follows:

               (1) The Contractor shall not discriminate against any employee or applicant for employment because of race, color, religion, sex, or national origin.

               (2) The Contractor shall take affirmative action to ensure that applicants are employed, and that employees are treated during employment, without regard to their race, color, religion, sex, or national origin. This shall include, but not be limited to, (i) employment, (ii) upgrading, (iii) demotion, (iv) transfer, (v) recruitment or recruitment advertising, (vi) layoff of termination,
          (vii) rates of pay or other forms of compensation, and (viii) selection for training, including apprenticeship.

               (3) The Contractor shall post in conspicuous places available to employees and applicants for employment the notices to be provided by the Contracting Officer that explain this clause.

               (4) The Contractor shall, in all solicitations or advertisements for employees placed by or on behalf of the Contractor, state that all qualified applicants will receive consideration for employment without regard to race, color, religion, sex, or national origin.

               (5) The Contractor shall send, to each labor union of representative of workers with which it has a collective bargaining agreement or other contract or understanding, the notice to be provided by the Contracting Officer advising the labor union or workers' representative of the Contractor's commitments under this clause, and post copies of the notice in conspicuous places available to employees and applicants for employment.

               (6) The Contractor shall comply with Executive Order 11246, as amended, and the rules, regulations, and orders of the Secretary of Labor.

               (7) The Contractor shall furnish to the contracting agency all information required by Executive Order 11246, as amended, and by the rules, regulations, and orders of the Secretary of Labor. Standard Form 100 (EEO-1), or any successor form, is the prescribed form to be filed within 30 days following the award, unless filed within 12 months preceding the date of award.

               (8) The Contractor shall permit access to its books, records, and accounts by the contracting agency or the Office of Federal Contract Compliance Programs (OFCCP) for the purposes of investigation to ascertain the Contractor's compliance with the applicable rules,

                                   00700-35
          regulations, and orders.

               (9) If the OFCCP determines that the Contractor is not in compliance with this clause or any rule, regulation, or order of the Secretary of Labor, this contract may be canceled, terminated, or suspended in whole or in part and the Contractor may be declared ineligible for further Government contracts, under the procedures authorized in Executive Order 11246, as amended. In addition, sanctions may be imposed and remedies invoked against the Contractor as provided in Executive Order 11246, as amended, the rules, regulations, and orders of the Secretary of Labor, or as otherwise provided by law.

               (10) The Contractor shall include the terms and conditions of subparagraph (b) (2) through (11) of this clause in every subcontract or purchase order that is not exempted by the rules, regulations, or orders of the Secretary of Labor issued under Executive Order 11246, as amended, so that these terms and conditions will be binding upon each subcontractor or vendor.

               (11) The Contractor shall take such action with respect to any subcontract or purchase order as the contracting agency may direct as a means of enforcing these terms and conditions, including sanctions for noncompliance; provided, that if the Contractor becomes involved in, or is threatened with, litigation with a subcontractor or vendor as a result of any direction, the Contractor may request the United States to enter into the litigation to protect the interests of the United States.

          (c) Notwithstanding any other clause in this contract, disputes relative to this clause will be governed by the procedures in 41 CFR 60-1.1.

                                (End of clause)

                             (R 7-103.18 1978 SEP)

                                (R 1-12.803-2)

                             (R 7-607.13 1978 SEP)

29   52.222-27      AFFIRMATIVE ACTION COMPLIANCE REQUIREMENTS FOR CONSTRUCTION
                    (APR 1984)

          (a)  Definitions.

          "Covered area," as used in this clause, means the geographical area described in the solicitation for this contract.

          "Director," as used in this clause, means Director, Office of Federal Contract Compliance Programs (OFCCP), United States Department of Labor, or any person to whom the Director delegeses authority.

          "Employer's identification number," as used in this clause, means the Federal Social Security number used on the employer's quarterly federal tax

                                   00700-36
return, U.S. Treasury Department Form 941.

     "Minority," as used in this clause, means--

        (1) American Indian or Alaskan Native (all persons having origins in any of the original peoples of North America and maintaining identifiable tribal affiliations through membership and participation or community identification).

        (2) Asian and Pacific Islander (all persons having origins in any of the original peoples of the Far East, Southeast Asia, the Indian Subcontinent, or the Pacific Islands);

        (3) Black (all persons having origins in any of the black African racial groups not of Hispanic origin); and

        (4) Hispanic (all persons of Mexican, Puerto Rican, Cuban, Central or South American, or other Spanish culture or origin, regardless of race).

     (b) If the Contractor, or a subcontractor at any tier, subcontracts a portion of the work involving any construction trade, each such subcontract in excess of $10,000 shall include this clause and the Notice containing the goals for minority and female participation stated in the solicitation for this contract.

     (c) If the Contractor is participating in a Hometown Plan (41 CFR 60-4) approved by the U.S. Department of Labor in a covered area, either individually or through an association, its affirmative action obligations on all work in the plan area (including goals) shall comply with the plan for those trades that have unions participating in the plan. Contractors must be able to demonstrate participation in, and compliance with, the provisions of the plan. Each Contractor or subcontractor participating in an approved plan is also required to comply with its obligations under the Equal Opportunity clause, and to make a good faith effort to achieve each goal under the plan in each trade in which it has employees. The overall good-faith performance by other Contractors or subcontractors toward a goal in an approved plan does not excuse any Contractor's or subcontractor's failure to make good-faith efforts to achieve the plan's goals.

     (d) The Contractor shall implement the affirmative action procedures in subparagraph (g) (1) through (16) of this clause. The goals stated in the solicitation for this contract are expressed as percentages of the total hours of employment and training of minority and female utilization that the Contractor should reasonably be able to achieve in each construction trade in which it has employees in the covered area. If the Contractor performs construction work in a geographical area located outside of the covered area, it shall apply the goals established for the geographical area where that work is actually performed. The Contractor is expected to

                                   00700-37
     make substantially uniform progress toward its goals in each craft.

        (e) Neither the terms and conditions of any collective bargaining agreement, nor the failure by a Union with which the Contractor has a collective bargaining agreement, to refer minorities or women shall excuse the Contractor's obligations under this clause, Executive Order 11246, as amended, or the regulations thereunder.

        (f) In order for the nonworking training hours of apprentices and trainees to be counted in meeting the goals, apprentices and trainees must be employed by the Contractor during the training period, and the Contractor must have made a commitment to employ the apprentices and trainees at the completion of their training, subject to the availability of employment opportunities. Trainees must be trained pursuant to training programs approved by the U.S. Department of Labor.

          (g) The Contractor shall take affirmative action to ensure equal employment opportunity. The evaluation of the Contractor's compliance with this clause shall be based upon its effort to achieve maximum results from its actions. The Contractor shall document these efforts fully and implement affirmative action steps at least as extensive as the following:

               (1) Ensure a working environment free of harassment, intimidation, and coercion at all sites and in all facilities where the Contractor's employees are assigned to work. The Contractor, if possible, will assign two or more women to each construction project. The Contractor shall ensure that foremen, superintendents, and other onsite supervisory personnel are aware of and carry out the Contractor's obligation to maintain such a working environment, with specific attention to minority or female individuals working at these sites or facilities.

               (2) Establish and maintain a current list of sources for minority and female recruitment. Provide written notification to minority and female recruitment sources and community organizations when the Contractor or its unions have employment opportunities available, and maintain a record of the organizations' responses.

               (3) Establish and maintain a current file of the names, addresses, and telephone numbers of each minority and female off-the-street applicant, referrals of minorities or females from unions, recruitment sources, or community organizations, and the action taken with respect to each individual. If an individual was sent to the union hiring hall for referral and not referred back to the Contractor by the union or, if referred back, not employed by the Contractor, this shall be documented in the file, along with whatever additional actions the Contractor may have taken.

               (4) Immediately notify the Director when the union or unions with

                                 00700-38
which the Contractor has a collective bargaining agreement has not referred back to the Contractor a minority or woman sent by the Contractor, or when the Contractor has other information that the union referral process has impeded the Contractor's efforts to meet its obligations.

    (5) Develop on-the-job training opportunities and/or participate in training programs for the area that expressly include minorities and women, including upgrading programs and apprenticeship and trainee programs relevant to the Contractor's employment needs, especially those programs funded or approved by the Department of Labor. The Contractor shall provide notice of these programs to the sources complied under subparagraph (g) (2) above.

    (6)  Disseminate the Contractor's equal employment policy by--

       (i) Providing notice of the policy to unions and to training, recruitment, and outreach programs, and requesting their cooperation in assisting the Contractor in meeting its contract obligations;

       (ii) Including the policy in any policy manual and in collective bargaining agreements;

       (iii) Publicizing the policy in this company newspaper, annual report, etc.;

       (iv) Reviewing the policy with all management personnel and with all minority and female employees at least once a year; and

       (v) Posting the policy on bulletin boards accessible to employees at each location where construction work is performed.

    (7) Review, at least annually, the Contractor's equal employment policy and affirmative action obligations with all employees having responsibility for hiring, assignment, layoff, termination, or other employment decisions. Conduct review of this policy with all onsite supervisory personnel before initiating construction work at a job site. A written record shall be made and maintained identifying the time and place of these meetings, persons attending, subject matter discussed, and disposition of the subject matter.

       (8) Disseminate the Contractor's equal employment policy externally by including it in any advertising in the news media, specifically including minority and female news media. Provide written notification to, and discuss this policy with, other Contractors and Subcontractors with which the Contractors does or anticipates doing business.

       (9) Direct recruitment efforts, both oral and written, to minority, female, and community organizations, to schools with minority and female students, and to minority and female recruitment and training organizations serving the Contractor's recruitment area and employment

                                   00700-39
               needs. Not later than 1 month before the date for acceptance of applications for apprenticeship or training by any recruitment source, send written notification to organizations such as the above, describing the openings, screening procedures, and tests to be used in the selection process.

                    (10) Encourage present minority and female employees to
               recruit minority persons and women. Where reasonable, provide after-school, summer, and vacation employment to minority and female youth both on the site and in other areas of the Contractor's workforce.

                    (11) Validate all tests and other selection requirements
               where required under 41 CFR 60-3.

                    (12) Conduct, at least annually, an inventory and evaluation at least of all minority and female personnel for promotional opportunities. Encourage these employees to seek or to prepare for, through appropriate training, etc., opportunities for promotion.

                    (13) Ensure that seniority practices job classifications,
               work assignments, and other personnel practices do not have a discriminatory effect by continually monitoring all personnel and employment-related activities to ensure that the Contractor's obligations under this contract are being carried out.

                    (14) Ensure that all facilities and company activities are nonsegrated except that separate or single-user toilet and necessary changing facilities shall be provided to assure privacy between the sexes.

                    (15) Maintain a record of solicitations for subcontracts for minority and female construction contractors and suppliers, including circulation of solicitations to minority and female contractor associations and other business associations.

                    (16) Conduct a review, at least annually, of all
               supervisors' adherence to and performance under the Contractor's equal employment policy and affirmative action obligations.

               (h) The Contractor is encouraged to participate in voluntary associations that may assist in fulfilling one or more of the affirmative action obligations contained in subparagraphs (g)(1) through (16). The efforts of a contractor association, joint contractor-union, contractor-community, or similar group of which the contractor is a member and participant may be asserted as fulfilling one or more of its obligations under subparagraphs (g)(1) through
          (16), provided the Contractor

                    (1)  Actively participates in the group;

                    (2) Makes every effort to ensure that the group has a positive impact on the employment of minorities and women in the industry;

                                   00700-40

                    (3) Ensures that concrete benefits of the program are reflected in the Contractor's minority and female workforce participation;

                    (4) Makes a good-faith effort to meet its individual goals and timetables; and

                    (5) Can provide access to documentation that demonstrates the effectiveness of actions taken on behalf of the Contractor. The obligation to comply is the Contractor's, and failure of such a group to fulfill an obligation shall not be a defense for the Contractor's noncompliance.

               (i) A single goal for minorities and a separate single goal for women shall be established. The Contractor is required to provide equal employment opportunity and to take affirmative action for all minority groups, both male and female, and all women, both minority and nonminority. Consequently, the Contractor may be in violation of Executive Order 11246, as amended, if a particular group is employed in a substantially disparate manner.

               (j) The Contractor shall not use goals or affirmative action standards to discriminate against any person because of race, color, religion, sex, or national origin.

               (k) The Contractor shall not enter into any subcontract with any person or firm debarred from Government contracts under Executive Order 11246, as amended.

               (l) The Contractor shall carry out such sanctions and penalties for violation of this clause and of the Equal Opportunity clause, including suspension, termination, and cancellation of existing subcontracts, as may be imposed or ordered under Executive Order 11246, as amended, and its implementing regulations, by the OFCCP. Any failure to carry out these sanctions and penalties as ordered shall be a violation of this clause and Executive Order 11246, as amended.

               (m) The Contractor in fulfilling its obligations under this clause shall implement affirmative action procedures at least as extensive as those prescribed in paragraph (g) above, so as to achieve maximum results from its efforts to ensure equal employment opportunity. If the Contractor fails to comply with the requirements of Executive Order 11246, as amended, the implementing regulations, or this clause, the Director shall take action as prescribed in CFR 60-4. 8.

               (n)  The Contractor shall designate a responsible official to--

                    (1) Monitor all employment-related activity to ensure that the Contractor's equal employment policy is being carried out;

                    (2)  Submit reports as may be required by the Government;
               and

                    (3) Keep records that shall at least include for each employee the

                                   00700-41
          name, address, telephone number, construction trade, union affiliation (if any), employee identification number, social security number, race, sex, status (e.g., mechanic, apprentice, trainee, helper, or laborer), dates of changes in status, hours worked per week in the indicated trade, rate of pay, and locations at which the work was performed. Records shall be maintained in an easily understandable and retrievable form; however, to the degree that existing records satisfy this requirement, separate records are not required to be maintained.

          (o) Nothing contained herein shall be construed as a limitation upon the application of other laws that establish different standards of compliance or upon the requirements for the hiring of local or other area residents (e.g., those under the Public Works Employment Act of 1977 and the Community Development Block Grant Program).

                                (End of clause)

                             (R 7-603.60 1978 SEP)



30   52.22-35       AFFIRMATIVE ACTION FOR SPECIAL DISABLED AND VIETNAM ERA
                    VETERANS (APR 1984)


          (a)  Definitions.

          "Appropriate office of the State employment service system," as used in this clause, means the local office of the Federal-State national system of public employment offices assigned to serve the area where the employment opening is to be filled, including the District of Columbia, Guam, Puerto Rico, Virgin Islands, American Samoa, and the Trust Territory of the Pacific Islands.

          "Openings that the Contractor proposes to fill from within its own organization," as used in this clause, means employment openings for which no one outside the Contractor's organization (including any affiliates, subsidiaries, and the parent companies) will be considered and includes any openings that the Contractor proposes to fill from regularly established "recall" lists.

          "Openings that the Contractor proposes to fill under a customary and traditional employer-union hiring arrangement," as used in this clause, means employment openings that the Contractor proposes to fill from union halls, under their customary and traditional employer-union hiring relationship.

          "Suitable employment openings," as used in this clause--

               (1) Includes, but is not limited to, openings that occur in jobs categorized as--

                                   00700-42

                    (i)    Production and nonproduction;

                    (ii)   Plant and office;

                    (iii)  Laborers and mechanics;

                    (iv)   Supervisory and nonsupervisory;

                    (v)    Technical; and

                    (vi) Executive, administrative, and professional positions compensated on a salary basis of less than $25,000 a year; and

               (2) Includes full-time employment, temporary employment of over 3 days, and part-time employment, but not openings that the Contractor proposes to fill from within its own organization or under a customary and traditional employer-union hiring arrangement, nor openings in an educational institution that are restricted to students of that institution.

          (b) General. (1) Regarding any position for which the employee or applicant for employment is qualified, the Contractor shall not discriminate against the individual because the individual is a special disabled or Vietnam Era veteran. The Contractor agrees to take affirmative action to employ, advance in employment, and otherwise treat qualified special disabled and Vietnam Era veterans without discrimination based upon their disability or veterans' Status in all employment practices such as--

                    (i)    Employment;

                    (ii)   Upgrading;

                    (iii)  Demotion or transfer;

                    (iv)   Recruitment;

                    (v)    Advertising;

                    (vi)   Layoff or termination;

                    (vii)  Rates of pay or other forms of compensation; and

                    (viii) Selection for training, including apprenticeship.

               (2) The Contractor agrees to comply with the rules, regulations, and relevant orders of the Secretary of Labor (Secretary) issued under the Vietnam Era Veterans' Readjustment Assistance Act of 1972 (the
          Act), as amended.

          (c) Listing openings. (1) The Contractor agrees to list all suitable employment openings existing at contract award of occurring during contract performance, at an appropriate office of the State employment service system in the locality where the opening occurs. These openings include those occurring at any Contractor facility, including one not connected with performing this contract. An independent corporate affiliate is exempt from this requirement.

               (2) State and local government agencies holding Federal contracts of $10,000 or more shall also list all their suitable openings with the

                                   00700-43
          appropriate office of the State employment service.

               (3) The listing of suitable employment openings with the State employment service system is required at least concurrently with using any other recruitment source or effort and involves the obligations of placing a bona fide job order, including accepting referrals of veterans and nonveterans. This listing does not require hiring any particular job applicant or hiring from any particular group of job applicants and is not intended to relieve the Contractor from any requirements of Executive orders or regulations concerning nondiscrimination in employment.

               (4) Whenever the Contractor becomes contractually bound to the listing terms of this clause, it shall advise the State employment service system, in each State where it has establishments, of the name and location of each hiring location in the State. As long as the Contractor is contractually bound to these terms and has so advised the State system, it need not advise the State system of subsequent contracts. The Contractor may advise the State system when it is no longer bound by this contract clause.

               (5) Under the most compelling circumstances, an employment opening may not be suitable for listing, including situations when (i) the Government's needs cannot reasonably be supplied, (ii) listing would be contrary to national security, or (iii) the requirements of listing would not be in the Government's interest.

          (d) Applicability. (1) This clause does not apply to the listing of employment openings which occur and are filled outside the 50 States, the District of Columbia, Puerto Rico, Guam, Virgin Islands, American Samoa, and the Trust Territory of the Pacific Islands.

               (2) The terms of paragraph (c) above of this clause do not apply to openings that the Contractor proposes to fill from within its own organization or under a customary and traditional employer-union hiring arrangement. This exclusion does not apply to a particular opening once an employer decides to consider applicants outside of its own organization or employer-union arrangement for that opening.

          (e) Postings. (1) The Contractor agrees to post employment notices stating (i) the Contractor's obligation under the law to take affirmative action to employ and advance in employment qualified special disabled veterans and veterans of the Vietnam era, and (ii) the rights of applicants and employees.

               (2) These notices shall be posted in conspicuous places that are available to employees and applicants for employment. They shall be in a form prescribed by the Director, Office of Federal Contract Compliance

                                   00700-44

          Programs, Department of Labor (Director), and provided by or through the Contracting Officer.

               (3) The Contractor shall notify each labor union or, representative of workers with which it has a collective bargaining agreement or other contract understanding, that the Contractor is bound by the terms of the Act, and is committed to take affirmative action to employ, and advance in employment, qualified special disabled and Vietnam Era veterans.

          (f) Noncompliance. If the Contractor does not comply with the requirements of this clause, appropriate actions may be taken under the rules, regulations, and relevant orders of the Secretary issued pursuant to the Act.

          (g) Subcontracts. The Contractor shall include the terms of this clause in every subcontract or purchase order of $10,000 or more unless exempted by rules, regulations, or orders of the Secretary. The Contractor shall act as specified by the Director to enforce the terms, including action for noncompliance.

                                (End of clause)

                             (R 7-103.27 1976 JUL)

                             (R FPR Temp. Reg. 39)


31   52.222-36      AFFIRMATIVE ACTION FOR HANDICAPPED WORKERS (APR 1984)

          (a) General. (1) Regarding any position for which the employee or applicant for employment is qualified, the Contractor shall not discriminate against any employee or applicant because of physical or mental handicap. The Contractor agrees to take affirmative action to employ, advance in employment, and otherwise treat qualified handicapped individuals without discrimination based upon their physical or mental handicap in all employment practices such as--

               (i)    Employment;

               (ii)   Upgrading;

               (iii)  Demotion or transfer;

               (iv)   Recruitment;

               (v)    Advertising;

               (vi)   Layoff or termination;

               (vii)  Rates of pay or other forms of compensation; and

               (viii) Selection for training, including apprenticeship,

          (2) The Contractor agrees to comply with the rules, regulations, and relevant orders of the Secretary of Labor (Secretary) issued under the Rehabilitation Act of 1973 (29 U.S.C. 793) (the Act), as amended.

                                   00700-45

          (b) Postings. (1) The Contractor agreed to post employment notices stating (i) the Contractor's obligation under the law to take affirmative action to employ and advance in employment qualified handicapped individuals and (ii) the rights of applicants and employees.

               (2) These notices shall be posted in conspicuous places that are available to employees and applicants for employment. They shall be in a form prescribed by the Director, Office of Federal Contract Compliance Programs, Department of Labor (Director), and provided by or through the Contracting Officer.

               (3) The Contractor shall notify each labor union or representative of workers with which it has a collective bargaining agreement or other contract understanding, that the Contractor is bound by the terms of Section 503 of the Act and is committed to take affirmative action to employ, and advance in employment, qualified physically and mentally handicapped individuals.

          (c) Noncompliance. If the Contractor does not comply with the requirements of this clause, appropriate actions may be taken under the rules, regulations, and relevant orders of the Secretary issued pursuant to the Act.

          (d) Subcontracts. The Contractor shall include the terms of this clause in every subcontract or purchase order in excess of $2,500 unless exempted by rules, regulations, or orders of the Secretary. The Contractor shall act as specified by the Director to enforce the terms, including action for noncompliance.

                                (End of clause)

                             (R 7-103.28 1976 MAY)

                             (R FPR Temp. Reg. 38)


32   52.222-37      EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS AND VETERANS
                    OF THE VIETNAM ERA (JAN 1988)

          (a) The contractor shall report at least annually, as required by the Secretary of Labor, on:

               (1) The number of special disabled veterans and the number of veterans of the Vietnam era in the workforce of the contractor by job category and hiring location; and

               (2) The total number of new employees hired during the period covered by the report, and of that total, the number of special disabled veterans, and the number of veterans of the Vietnam era.

          (b)  The above items shall be reported by completing the form entitled

                                   00700-46

     "Federal Contractor Veterans' Employment Report VETS-100."

          (c) Reports shall be submitted no later than March 31 of each year beginning March 31, 1998.

          (d) The employment activity report required by paragraph (a)(2) of this clause shall reflect total hires during the most recent 12-month period as of the ending date selected for the employment profile report required by paragraph (a)(1) of this clause. Contractors may select an ending date: (1) As of the end of any pay period during the period January through March 1st of the year the report is due, or (2) as of December 31, if the contractor has previous written approval from the Equal Employment Opportunity Commission to do so for purposes of submitting the Employer Information Report EEO-1 (Standard Form 100).

          (e) The count of veterans reported according to paragraph (a) of this clause shall be based on voluntary disclosure. Each contractor subject to the reporting requirements at 38 U.S.C 2012(d) shall invite all special disabled veterans and veterans of the Vietnam era who wish to benefit under the affirmative action program at 38 U.S.C. 2012 to identify themselves to the contractor. The invitation shall state that the information is voluntarily provided, that the information will be kept confidential, that disclosure or refusal to provide the information will not subject the applicant or employee to any adverse treatment and that the information will be used only in accordance with the regulations promulgated under 38 U.S.C. 2012.

          (f) Subcontracts. The Contractor shall include the terms of this clause in every subcontract or purchase order of $10,000 or more unless exempted by rules, regulations, or orders of the Secretary.

                                (End of clause)


33   52.223-2       CLEAN AIR AND WATER (APR 1984)

          (a) "Air Act", as used in this clause, means the Clean Air Act (42 U.S.C. 7401, et seq.).

          "Clean air standards," as used in this clause, means--

               (1) Any enforceable rules, regulations, guidelines, standards, limitations, orders, controls, prohibitions, work practices, or other requirements contained in, issued under, or otherwise adopted under the Air Act or Executive Order 11736;

               (2) An applicable implementation plan as described in section 110(d) of the Air Act (42 U.S.C. 7410(d));

               (3) An approved implementation procedure or plan under section 111(c)

                                   00700-47
          or section 111(d) of the Air Act (42 U.S.C. 7411(c) of (d)); or

               (4) An approved implementation procedure under section 112(d) of the Air Act (42 U.S.C. 7412(d)).

          "Clean water standards," as used in this clause, means any enforceable limitation, control, condition, prohibition, standard, or other requirement promulgated under the Water Act or contained in a permit issued to a discharger by the EPA or by a State under an approved program, as authorized by section 402 of the Water Act (33 U.S.C. 1342), or by local government to ensure compliance with pretreatment regulations as required by section 307 of the Water Act (33 U.S.C. 1317).

          "Compliance," as used in this clause, means complained with--

               (1)  Clean air or water standards; or

               (2) A schedule or plan ordered or approved by a court of competent jurisdiction, the EPA, or an air or water pollution control agency under the requirements of the Air Act or Water Act and related regulations.

          "Facility," as used in this clause, means any building, plant, installation, structure, mine, vessel or other floating craft, location, or site of operations, owned, leased, or supervised by a Contractor or subcontractor, used in the performance of a contract or subcontractor. When a location or site of operations included more than one building, plant, installation, or structure, the entire location or site shall be deemed a facility except when the Administrator, or a designee, of the EPA determines that independent facilities are collocated in the geographical area.

          "Water Act," as used in this clause, means Clean Water Act (33 U.S.C. 1251, et seq.).

          (b)  The Contractor agrees--

               (1) To comply with all the requirements of section 114 of the Clean Air Act (42 U.S.C. 7414) and section 308 of the Clean Water Act (33 U.S.C. 1318) relating to inspection, monitoring, entry, reports, and information, as well as other requirements specified in action 114 and section 308 of the Air Act and the Water Act, and all regulations and guidelines issued to implement those acts before the award of this contract;

               (2) That no portion of the work required by this prime contract will be performed in a facility listed on the EPA list of Violating Facilities on the date when this contract was awarded unless and until the EPA eliminates the name of the facility from the listing;

               (3) To use best efforts to comply with clean air standards and clean water standards at the facility in which the contract is being performed; and

                                   00700-48

               (4) To insert the substance of this clause into any nonexempt subcontract, including this subparagraph (b)(4).

                                (End of clause)

                             (R 7-103.29 1975 OCT)

                                 (R 1-1.2302)


34   52.223-6       DRUG-FREE WORKPLACE (JAN 1997)


          (a)  Definitions. As used in this clause--

          "Controlled substance" means a controlled substance in Schedules I through V of section 202 of the Controlled Substances Act (21 U.S.C. 812) and as further defined in regulation at 21 CFR 1308.11 - 1308.15.

          "Conviction" means a finding of guilt (including a plea of nolo contendere) or imposition of sentence, or both, by any judicial body charged with the responsibility to determine violations of the Federal or State criminal drug statutes.

          "Criminal drug statute" means a Federal or non-Federal criminal statute involving the manufacture, distribution, dispensing, possession or use of any controlled substance.

          "Drug-free workplace" means the site(s) for the performance of work done by the Contractor in connection with a specific contract at which employees of the Contractor are prohibited from engaging in the unlawful manufacture, distribution, dispensing, possession, or use of a controlled substance.

          "Employee" means an employee of a Contractor directly engaged in the performance of work under a Government contract. "Directly engaged" is defined to include all direct cost employees and any other Contractor employee who has other than a minimal impact or involvement in contract performance.

          "Individual" means an offeror/contractor that has no more than one employee including the offeror/contractor.

          (b) The Contractor, if other than an individual, shall--within 30 days after award (unless a longer period is agreed to in writing for contracts of 30 days or more performance duration), or as soon as possible for contracts of less than 30 days performance duration--

               (1) Publish a statement notifying its employees that the unlawful manufacture, distribution, dispensing, possession, or use of a controlled substance is prohibited in the Contractor's workplace and specifying the actions that will be taken against employees for violations of such prohibition;

               (2) Establish an ongoing drug-free awareness program to inform such

                                   00700-49
          employees about--

                    (i)    The dangers of drug abuse in the workplace;

                    (ii) The Contractor's policy of maintaining a drug-free workplace;

                    (iii) Any available drug counseling, rehabilitation, and employee assistance programs; and

                    (iv) The penalties that may be imposed upon employees for drug abuse violations occurring in the workplace;

               (3) Provide all employees engaged in performance of the contract with a copy of the statement required by subparagraph (b)(1) of this clause;

               (4) Notify such employees in writing in the statements required by subparagraph (b) (1) of this clause that, as a condition of continued employment on this contract, the employee will--

                    (i)    Abide by the terms of the statement; and

                    (ii) Notify the employer in writing of the employee's conviction under a criminal drug statute for a violation occurring in the workplace no later than 5 days after such conviction.

               (5) Notify the Contracting Officer in writing within 10 days after receiving notice under subdivision (b)(4)(ii) of this clause, from an employee or otherwise receiving actual notice of such conviction. The notice shall include the position title of the employee;

               (6)  Within 30 days after receiving notice under subdivision (b)
          (4)(ii) of this clause of a conviction, take one of the following actions with respect to any employee who is convicted of a drug abuse violation occurring in the workplace:

                    (i) Taking appropriate personnel action against such employee, up to and including termination; or

                    (ii) Require such employee to satisfactorily participate in a drug abuse assistance or rehabilitation program approved for such purposes by a Federal, State, or local health, law enforcements, or other appropriate agency, and

               (7) Make a good faith effort to maintain a drug-free workplace through implementation of subparagraphs (b)(1) through (b)(6) of this clause.

          (c) The Contractor, if an individual, agrees by award of the contract or acceptance of a purchase order, not to engage in the unlawful manufacture, distribution, dispensing, possession, or use of a controlled substance while performing this contract.

          (d) In addition to other remedies available to the Government, the Contractor's failure to comply with the requirements of paragraph (b) or (c) of this clause may, pursuant to FAR 23.506, render the Contractor subject to suspension of contract payments, termination of the contract

                                   00700-50
     for default, and suspension of debarment.

                                 (End of Clause)


35   52.223-14         TOXIC CHEMICAL RELEASE REPORTING (OCT 1996)

       (a) Unless otherwise exempt, the Contractor, as owner or operator of a facility used in the performance of this contract, shall file by July 1 for the prior calendar year an annual Toxic Chemical Release Inventory Form (Form R) as described in sections 313(a) and (g) of the Emergency Planning and Community Right-to-Know Act of 1986 (EPCRA) (42 U.S.C. 11023 (a) and
     (g)), and section 6607 of the Pollution Prevention Act 1990 (PPA)
     (42 U.S.C 13106). The Contractor shall file, for each facility subject to the Form R filing and reporting requirements, the annual Form R throughout the life of the contract.

       (b) A Contractor owned or operated facility used in the performance of this contract is exempt from the requirement to file an annual Form R if--

           (1) The facility does not manufacture, process, or otherwise use any toxic chemicals listed under section 313 (c) of EPCRA, 42 U.S.C 11023
       (c);

           (2) The facility does not have 10 or more full-time employees as specified in section 313 (b) (1) (A) of EPCRA, 42 U.S.C. 11023 (b) (1)
       (A);

           (3) The facility does not meet the reporting thresholds of toxic chemicals established under Section 313 (f) of EPCRA, 42 U.S.C. 11023 (f) (including the alternate threshold at 40 CFR 372.27, provided an appropriate certification form has been filed with EPA);

           (4) The facility does not fall within Standard Industrial Classification Code (SIC) designations 20 through 39 as set forth in
       Section 19.102 of the Federal Acquisition Regulation (FAR); or

           (5) The facility is not located within any State of the United States, the District of Columbia, the Commonwealth of Puerto Rico, Guam, American, Samoa, the United States Virgin Islands, the Northern Mariana Islands, or any other territory or possession over which the United States has jurisdiction.

       (c) If the Contractor has certified to an exemption in accordance with one or more of the criteria in paragraph (b) of this clause, and after award of the contract circumstances change so that any of its owned or operated facilities used in the performance of this contract is no longer exempt--

          (1)  The Contractor shall notify the Contracting Officer; and

          (2) The Contractor, as owner or operator of a facility used in the performance of this contract that is no longer exempt; shall (i) submit a

                                   00700-51

          Toxic Chemical Release Inventory Form (Form R) On or before July 1 for the prior calendar year during which the facility becomes eligible; and (ii) continue to file the annual Form R for the life of the contract for such facility.

          (d) The Contracting Officer may terminate this Contract or take other action as appropriate, if the Contractor fails to comply accurately and fully with the EPCRA and PPA toxic chemical release filing and reporting requirements.

          (e)  Except for acquisitions of commercial items as defined in FAR
     Part 2. the Contractor shall--

               (1) For competitive subcontracts expected to exceed $100,000 (including all options), include a solicitation provision substantially the same as the provision at FAR 52.223-33, Certification of Toxic Chemical Release Reporting; and

               (2) Include in any resultant subcontract exceeding $100,000 (including all options), the substance of this clause, except this paragraph (e).

                                (End of clause)


36   52.225-5     BUY AMERICAN ACT--CONSTRUCTION MATERIALS (MAY 1992)

          (a) The Buy American Act (41 U.S.C. 10) provides that the Government give preference to domestic construction material.

          "Components," as used in this clause, means those articles, materials, and supplies incorporated directly into construction materials.

          "Construction materials," as used in this clause, means an article, material, or supply brought to the construction site for incorporation into the building or work. Construction material also includes an item brought to the site pre-assembled from articles, materials or supplies. However, emergency life safety systems, such as emergency lighting, fire alarm, and audio evacuation systems, which are discrete systems incorporated into a public building or work and which are produced as a complete system, shall be evaluated as a single and distinct construction material regardless of when or how the individual parts or components of such systems are delivered to the construction site.

          "Domestic construction material," as used in this clause, means (1) an unmanufactured construction material mined or produced in the United States, or (2) a construction material manufactured in the United States, if the cost of its components mined, produced, or manufactured in the United States exceeds 50 percent of the cost of all its components. Components of foreign origin of the same class or kind as the construction

                                   00700-52
          materials determined to be unavailable pursuant to subparagraph 25.202(a)(3) of the Federal Acquisition Regulation (FAR) shall be created as domestic.

               (b) The Contractor agrees that only domestic construction material will be used by the Contractor, subcontractors, materialmen, and suppliers in the performance of this contract, except for foreign construction materials, if any, listed in this contract. (The foregoing requirements are administered in accordance with Executive Order No. 10582, dated December 17, 1954, as amended, and Subpart 25.2 of the FAR).

                                (End of clause)

     37   52.225-11    RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (OCT 1996)


               (a) Unless advance written approval of the Contracting Officer is obtained, the Contractor shall not acquire, for use in the performance of this contract, any supplies of services originating from sources within, or that were located in or transported from or through, countries whose products are banned from importation into the United States under regulations of the Office of Foreign Assets Control, Department of the Treasury. Those countries include Cuba, Iran, Iraq, Libya, and North Korea.

               (b) The Contractor shall not acquire for use in the performance of this contract any supplies or services from entities controlled by the Government of Iraq.

               (c) The Contractor agrees to insert the provisions of this clause, including this paragraph (c), in all subcontracts hereunder.

                                (End of clause)

     38   52.225-15    BUY AMERICAN ACT--CONSTRUCTION MATERIALS UNDER TRADE
                       AGREEMENTS ACT AND NORTH AMERICAN FREE TRADE AGREEMENT
                       (JAN 1996)

               (a)  Definitions. As used in this clause--

               "Components" means those articles, materials, and supplies incorporated directly into construction materials.

               "Construction material" means an article, material, or supply brought to the construction site for incorporation into the building or work. Construction material also includes an item brought to the site pre-assembled from articles, materials, or supplies. However, emergency life safety systems, such as emergency lighting, fire alarm, and audio

                                   00700-53
          evacuation systems, which are discrete systems incorporated into a public building or work and which are produced as a complete system, shall be evaluated as a single and distinct construction material regardless of when or how the individual parts or components of such Systems are delivered to the construction site.

               "Designated country construction material" means a construction material that (a) is wholly the growth, product, or manufacture of a designated country (as defined at FAR 25.401), or (b) in the case of a construction material which consists in whole or in part of materials from another country or instrumentality, has been substantially transformed in a designated country into a new and different construction material distinct from the materials from which it was transformed.

               "Domestic construction material" means (1) an unmanufactured construction material mined or produced in the United States, or (2) a construction material manufactured in the United States, if the cost of its components mined, produced, or manufactured in the United States exceeds 50 percent of the cost of all its components. Components of foreign origin of the same class or kind as the construction materials determined to be unavailable pursuant to subparagraph 25.202(a) (3) of the Federal Acquisition Regulation (FAR) shall be treated as domestic.

               "North American Free Trade Agreement (NAFTA) country" means Canada or Mexico.

               "NAFTA country construction material" means a construction material that (a) is wholly the growth, product, or manufacture of a NAFTA country, or (b) in the case of a construction material which consists in whole or in part of materials from another country or instrumentality, has been substantially transformed in a NAFTA country into a new and different construction material distinct from the materials from which it was transformed.

               (b) The Buy American Act (41 U.S.C 10) provides that the Government give preference to domestic material. In addition, the Trade Agreements Act and the North American Free Trade Agreement (NAFTA) provide that designated country and NAFTA construction materials are exempted from application of the Buy American Act.

               (c) The Contractor agrees that only domestic construction materials, NAFTA country construction materials or designated country construction materials will be used by the Contractor, subcontractors, material men and suppliers in the performance of this contract, except for other foreign construction materials, if any, listed in this contract.

                                (End of clause)

                                   00700-54

39   52.226-1       UTILIZATION OF INDIAN ORGANIZATIONS AND INDIAN-OWNED
                    ECONOMIC ENTERPRISES (SEP 1996)

       (a) For Department of Defense contracts, this clause applies only if the contract includes a subcontracting plan incorporated under the terms of the clause at 52.219-9. Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan. It does not apply to contracts awarded based on a subcontracting plan submitted and approved under paragraph (g) of the clause at 52.219

       (b) Definitions. As used in this clause:

       "Indian" means any person who is a member of any Indian tribe, band, group, pueblo or community which is recognized by the Federal Government as eligible for services from the Bureau of Indian Affairs (BIA) in accordance with 25 U.S.C. 1452(c) and any "Native" as defined in the Alaska Native Claims Settlement Act (43 U.S.C. 1601).

       "Indian organization" means the governing body of any Indian tribe or entity established or recognized by the governing body of an Indian tribe for the purposes of 25 U.S.C., Chapter 17.

       "Indian-owned economic enterprise" means any Indian-owned (as determined by the Secretary of the Interior) commercial, industrial, or business activity established or organized for the purpose of profit, provided that Indian ownership shall constitute not less than 51 percent of the enterprise.

       "Indian tribe" means any Indian tribe, band, group, pueblo or community, including native villages and native groups (including corporations organized by Kenai, Juneau, Sitka, and Kodiak) as defined in the Alaska Native Claims Settlement Act, which is recognized by the Federal Government as eligible for services from BIA in accordance with 25 U.S.C. 1542(c).

       "Interested party" means a prime contractor or an actual or prospective offeror whose direct economic interest would be affected by the award of a subcontract or by the failure to award a subcontract.

       (c) The Contractor agrees to use its best efforts to give Indian organizations and Indian-owned economic enterprises (25 U.S.C. 1544) the maximum practicable opportunity to participate in the subcontracts it awards to the fullest extent consistent with efficient performance of its contract.

          (1) The Contracting Officer and the Contractor, acting in good faith, may rely on the self-certification of an Indian organization or Indian-owned economic enterprise as to its eligibility, unless an interested party challenges its status or the Contracting Officer has independent reason to question that status. In the event of a challenge

                                   00700-55
          to the self-certification of a subcontractor, the Contracting Officer shall refer the matter to the U.S. Department of the Interior, Bureau of Indian Affairs (BIA), Attn: Chief, Division of Contracting and Grants Administration, 1849 C Street, NW, MS-334A-5IB, Washington, DC 20245. The BIA will determine the eligibility and notify the Contracting Officer. The 5 percent incentive payment will not be made within 50 working days of subcontract award or while a challenge is pending. If a subcontractor is determined to be an ineligible participant, no incentive payment will be made under the Indian Incentive Program.

               (2) The Contractor may request an adjustment under the Indian Incentive Program to the following:

                    (i)   The estimated cost of a cost-type contract.

                    (ii) The target cost of a cost-plus-incentive-fee prime contract.

                    (iii) The target cost and ceiling price of a fixed-price
               incentive prime contract.

                    (iv)  The price of a firm-fixed-price prime contract.

               (3) The amount of the equitable adjustment to the prime contract shall be 5 percent of the estimated cost, target cost or firm fixed-price included in the subcontract initially awarded to the Indian organization or Indian-owned economic enterprise.

               (4) The Contractor has the burden of proving the amount claimed and must assert its request for an adjustment prior to completion of contract performance.

          (d) The Contracting Officer, subject to the terms and conditions of the contract and the availability of funds, shall authorize an incentive payment of 5 percent of the amount paid to the subcontractor. Contracting Officers shall seek funding in accordance with agency procedures. The Contracting Officer's decision is final and not subject to the Disputes clause of this contract.

                                (End of clause)


40   52.227-1      AUTHORIZATION AND CONSENT (JUL 1995)

          (a) The Government authorizes and consents to all use and manufacture, in performing this contract or any subcontract at any time, of any invention described in and covered by a United States patent (1) embodied in the structure or composition of any article the delivery of which is accepted by the Government under this contract or (2) used in machinery, tools, or methods whose use necessarily results from compliance by the

                                   00700-56

          Contractor or a subcontractor with (i) specifications of written provisions forming a part of this contract or (ii) specific written instructions given by the Contracting Officer directing the manner of performance. The entire liability to the Government for infringement of a patent of the United States shall be determined solely by the provisions of the indemnity clause, if any, included in this contract or any subcontract hereunder (including any lower-tier subcontract), and the Government assumes liability for all other infringement to the extent of the authorization and consent hereinabove granted.

               (b) The Contractor agrees to include, and require inclusion of, this clause, suitably modified to identify the parties, in all subcontracts at any tier for supplies or services (including construction, architect-engineer services, and materials, supplies, models, samples, and design or casting services expected to exceed the simplified acquisition threshold), however, omission of this clause from any subcontract, including those at or below the simplified acquisition threshold, does not affect this authorization and consent.

                                (End of Clause)


     41   52.227-2     NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT
                       INFRINGEMENT (AUG 1996)

               (a) The Contractor shall report to the Contracting Officer, promptly and in reasonable written detail, each notice or claim of patent or copyright infringement based on the performance of this contract of which the Contractor has knowledge.

               (b) In the event of any claim or suit against the Government on account of any alleged patent or copyright infringement arising out of the performance of this contract or out of the use of any supplies furnished or work or services performed under this contract, the Contractor shall furnish to the Government, when requested by the Contracting Officer, all evidence and information in possession of the Contractor pertaining to such suit or claim, such evidence and information shall be furnished at the expense of the Government except where the Contractor has agreed to indemnify the Government.

               (c) The Contractor agrees to include, and require inclusion of, this clause in all subcontracts at any tier for supplies or services (including construction and architect-engineer subcontracts and those for material, supplies, models, samples, or design or testing services) expected to exceed the simplified acquisition threshold at FAR 2.101.

                                   00700-57

                                (End of clause)

     42   52.227-4     PATENT INDEMNITY -- CONSTRUCTION CONTRACTS (APR 1984)

               Except as otherwise provided, the Contractor agrees to indemnify the Government and its officers, agents, and employees against liability, including costs and expenses, for infringement upon any United States patent (except a patent issued upon an application that is now or may hereafter be withheld from issue pursuant to a Secrecy Order under 35 U.S.C 181) arising out of performing this contract or out of the use or disposal by or for the account of the Government of supplies furnished or work performed under this contract.

                                (End of clause)

                             (R 7-602.16 1964 JUN)

     43   52.227-11    PATENT RIGHTS -- RETENTION BY THE CONTRACTOR (SHORT FORM)
                       (JUN 1989)

             (a)  Definitions.

                (1) "Invention" means any invention or discovery which is or may be patentable or otherwise protectable under title 35 of the United States Code, or any novel variety of plant which is or may be protected under the Plant Variety Protection Act (7 U.S.C. 2321, et seq.).

                (2) "Made" when used in relation to any invention means the first actual reduction to practice of such invention.

                (3) "Nonprofit organization" means a university or other institution of higher education or an organization of the type described in section 501(c)(3) of the Internal Revenue Code of 1954 (26 U.S.C. 501(c)) and exempt from taxation under section 501(a) of the Internal Revenue Code (26 U.S.C. 501(a)) or any nonprofit scientific or educational organization qualified under a State nonprofit organization statute.

                (4) "Practical application" means to manufacture, in the case of a composition of product; to practice, in the case of a process or method, or to operate, in the case of a machine or system; and, in each case, under such conditions as to establish that the invention is being utilized and that its benefits are, to the extent permitted by law or Government regulations, available to the public on reasonable terms.

                (5) "Small business firm" means a small business concern as defined at section 2 of Pub. L. 85-536 (15 U.S.C. 632) and implementing regulations of the Administrator of the Small Business Administration. For the
          purpose of this clause, the size standards for small business concerns involved in Government procurement and subcontracting at 13 CFR 121.3-8 and 13 CFR 121.3-12, respectively, will be used.

               (6) "Subject invention" means any invention of the contractor conceived or first actually reduced to practice in the performance of work under this contract, provided that in the case of a variety of plant, the date of determination (as defined in section 41(d) of the Plant Variety Protection Act, 7 U.S.C. 2401(d)) must also occur during the period of contract performance.

          (b) Allocation of principal rights. The Contractor may retain the entire right, title, and interest throughout the world to each subject invention subject to the provisions of this clause and 35 U.S.C. 203. With respect to any subject invention which the Contractor retains title, the Federal Government shall have a nonexclusive, nontransferable, irrevocable, paid-up license to practice or have practiced for or on behalf of the United States the subject invention throughout the world.

          (c) Invention disclosure, election of title, and filing of patent application by Contractor. (1) The Contractor will disclose each subject invention to the Federal agency within 2 months after the inventor discloses it in writing to Contractor personnel responsible for patent matters. The disclosure to the agency shall be in the form of a written report and shall identify the contract under which the invention was made and the inventor(s). It shall be sufficiently complete in technical detail to convey a clear understanding to the extent known at the time of the disclosure, of the nature, purpose, operation, and the physical, chemical, biological or electrical characteristics of the invention. The disclosure shall also identify any publication, on sale or public use of the invention and whether a manuscript describing the invention has been submitted for publication and, if so, whether it has been accepted for publication at the time of disclosure. In addition, after disclosure to the agency, the Contractor will promptly notify the agency of the acceptance of any manuscript describing the invention for publication or of any on sale or public use planned by the Contractor.

               (2) The Contractor will elect in writing whether or not to retain title disclosure to the Federal agency. However, in any case where publication, on sale or public use has initiated the 1-year statutory period wherein valid patent protection can still be obtained in the United States, the period for election of title may be shortened by the agency to a date that is no more than 60 days prior to the end of the statutory period.

               (3) The Contractor will file its initial patent application on a

                                   00700-59
   subject invention to which it elects to retain title within 1 year after election if title or, if earlier, prior to the end of any statutory period wherein valid patent protection can be obtained in the United States after a publication, or sale, or public use. The Contractor will file patent applications in additional countries or international patent offices within either 10 months of the corresponding initial patent application or 6 months from the date permission is granted by the Commissioner of Patents and Trademarks to file foreign patent applications where such filing has been prohibited by a Secrecy Order.

     (4) Requests for extension of the time for disclosure election, and filing under subparagraphs (c) (1), (2), and (3) of this clause may, at the discretion of the agency, be granted.

   (d) Conditions when the Government may obtain title. The Contractor will convey to the Federal agency, upon written request, title to any subject invention--

     (1) If the Contractor fails to disclose or elect title to the subject invention within the times specified in paragraph (c) of this clause, or elects not to retain title, provided, that the agency may only request title within 60 days after learning of the failure of the Contractor to disclose or elect within the specified times.

     (2) In those countries in which the Contractor fails to file patent applications within the times specified in paragraph (c) of this clause; provided, however, that if the Contractor has filed a patent application in a country after the times specified in paragraph (c) of this clause, but prior to its receipt of the written request of the Federal agency, the Contractor shall continue to retain title in that country.

     (3) In any country in which the Contractor decides not to continue the prosecution of any application for, to pay the maintenance fees on, or defend in reexamination or opposition proceeding on, a patent on a subject invention.

   (e) Minimum rights to Contractor and protection of the Contractor right to file. (1) The Contractor will retain a nonexclusive royalty-free license throughout the world in each subject invention to which the Government obtains title, except if the Contractor fails to disclose the invention within the times specified in paragraph (c) of this clause. The Contractor's license extends to its domestic subsidiary and affiliates, if any, within the corporate structure of which the Contractor is a party and includes the right to grant sublicenses of the same scope to the extent the Contractor was legally obligated to do so at the time the contract was awarded. The license is transferable only with the approval of the Federal agency, except when transferred to the successor of that part of the

                                   00700-60

     Contractor's business to which the invention pertains.

          (2) The Contractor's domestic license may be revoked or modified by the funding Federal agency to the extent necessary to achieve expeditious practical application of subject invention pursuant to an application for an exclusive license submitted in accordance with applicable provisions at 37 CFR Part 404 and agency licensing regulations (if any). This license will not be revoked in that field of use or the geographical areas in which the Contractor has achieved practical application and continues to make the benefits of the invention reasonably accessible to the public. The license in any foreign country may be revoked or modified at the discretion of the funding Federal agency to the extent the Contractor, its licensees, or the domestic subsidiaries or affiliates have failed to achieve practical application in that foreign country.

          (3) Before revocation or modification of the license, the funding Federal agency will furnish the Contractor a written notice of its intention to revoke or modify the license, and the Contractor will be allowed 30 days (or such other time as may be authorized by the funding Federal agency for good cause shown by the Contractor) after the notice to show cause why the license should not be revoked or modified. The Contractor has the right to appeal, in accordance with applicable regulations in 37 CFR Part 404 and agency regulations, if any, concerning the licensing of Government-owned inventions, any decision concerning the revocation or modification of the license.

       (f) Contractor action to protect the Government's interest. (1) The Contractor agrees to execute or to have executed and promptly deliver to the Federal agency all instruments necessary to (i) establish or confirm the rights the Government has throughout the world in those subject inventions to which the Contractor elects to retain title, and (ii) convey title to the Federal agency when requested under paragraph (d) of this clause and to enable the Government to obtain patent protection throughout the world in that subject invention.

          (2) The Contractor agrees to require, by written agreement, its employees, other than clerical and nontechnical employees, to disclose promptly in writing to personnel identified as responsible for the administration of patent matters and in a format suggested by the Contractor each subject invention made under contract in order that the Contractor can comply with the disclosure provisions of paragraph (c) of this clause, and to execute all papers necessary to file patent applications on subject inventions and to establish the Government's rights in the subject inventions. This disclosure format should

                                   00700-61
     require, as a minimum, the information required by subparagraph (c)(1) of this clause. The Contractor shall instruct such employees, through employee agreements or other suitable educational programs, on the importance of reporting inventions in sufficient time to permit the filing of patent applications prior to U.S. or foreign statutory bars.

        (3) The Contractor will notify the Federal agency of any decisions not to continue the prosecution of a patent application, pay maintenance fees, or defend in a reexamination or opposition proceeding on a patent, in any country, not less than 30 days before the expiration of the response period required by the relevant patent office.

        (4) The Contractor agrees to include within the specification of any United States patent application and any patent issuing thereon covering a subject invention, the following statement, "This invention was made with Government support under (identify the contract) awarded by (identify the Federal agency). The Government has certain rights in the invention."

     (g) Subcontracts. (1) The Contractor will include this clause, suitably modified to identify the parties, in all subcontracts, regardless of tier, for experimental, developmental, or research work to be performed by a small business firm or domestic nonprofit organization. The subcontractor will retain all rights provided for the Contractor in this clause, and the Contractor will not, as part of the consideration for awarding the subcontract, obtain rights in the subcontractor's subject inventions.

        (2) The Contractor will include in all other subcontracts, regardless of tier, for experimental, developmental, or research work the patent rights clause required by Subpart 27.3.

        (3) In the case of subcontracts, at any tier, the agency, subcontractor, and the Contractor agree that the mutual obligations of the parties created by this clause constitute a contract between the subcontractor and the Federal agency with respect to the matters covered by the clause; provided, however, that nothing in this paragraph is intended to confer any jurisdiction under the Contract Disputes Act in connection with proceeding under paragraph (j) of this clause.

     (h) Reporting on utilization of subject inventions. The Contractor agrees to submit, on request, periodic reports no more frequently than annually on the utilization of a subject invention or on efforts at obtaining such utilization that are being made by the Contractor or its licensees or assignees. Such reports shall include information regarding the status of development, date of first commercial sale or use, gross royalties received by the Contractor, and such other data and information as the agency may reasonably specify. The Contractor also agrees to

                                   00700-62
          provide additional reports as may be requested by the agency in connection with any march-in proceeding undertaken by the agency in accordance with paragraph (j) of this clause. As required by 35 U.S.C. 202(c)(5), the agency agrees it will not disclose such information to persons outside the Government without permission of the Contractor.

               (i) Preference of United States industry. Notwithstanding any other provision of this clause, the Contractor agrees that neither it nor any assignee will grant to any person the exclusive right to use or sell any subject invention in the United States unless such person agrees that any product embodying the subject invention or produced through the use of the subject invention will be manufactured substantially in the United States. However, in individual cases, the requirement for such an agreement may be waived by the Federal agency upon a showing by the Contractor or its assignee that reasonable but unsuccessful efforts have been made to grant licenses on similar terms to potential licensees that would be likely to manufacture substantially in the Unites states or that under the circumstances domestic manufacture is not commercially feasible.

               (j) March-in rights. The Contractor agrees that, with respect to any subject invention in which it has acquired title, the Federal agency has the right in accordance with the procedures in 37 CFR 401.6 and any supplemental regulations of the agency to require the Contractor, an assignee or exclusive licensee of a subject invention to grant a nonexclusive, partially exclusive, or exclusive license in any field of use to a responsible applicant or applicants, upon terms that are reasonable under the circumstances, and if the Contractor, assignee, or exclusive licensee refuses such a request the Federal agency has the right to grant such a license itself if the Federal agency determines that--

               (1) Such action is necessary because the Contractor or assignee has not taken, or is not expected to take within a reasonable time, effective steps to achieve practical application of the subject invention in such field of use;

               (2) Such action is necessary to alleviate health or safety needs which are not reasonably satisfied by the Contractor, assignee, or their licensees;

               (3) Such action is necessary to meet requirements for public use specified by Federal regulations and such requirements are not reasonably satisfied by the Contractor, assignee, or licensees; or

               (4) Such action is necessary because the agreement required by paragraph (i) of this clause has not been obtained or waived or because a licensee of the exclusive right to use or sell any subject invention in the United States is in breach of such agreement.

                                   00700-63

    (k) Special provisions for contracts with nonprofit organizations. If the Contractor is a nonprofit organisation, it agrees that--

      (1) Rights to a subject invention in the United States may not be assigned without the approval of the Federal agency, except where such assignment is made to an organization which has as one of its primary functions the management of inventions, provided, that such assignee will be subject to the same provisions as the Contractor:

      (2) The Contractor will share royalties collected on a subject invention with the inventor, including Federal employee co-investors (when the agency deems it appropriate) when the subject invention is assigned in accordance with the 35 U.S.C. 202(e) and 37 CFR 401.10;

      (3) The balance or any royalties or income earned by the Contractor with respect to subject inventions, after payment of expenses (including payments to investors) incidental to the administration of subject inventions will be utilized for the support of scientific research or education; and

      (4) It will make efforts that are reasonable under the circumstances to attract licensees of subject inventions that are small business firms, and that it will give a preference to a small business firm when licensing a subject invention if the Contractor determines that the small business firm has a plan or proposal for marketing the invention which, if executed, is equally as likely to bring the invention to practical application as any plans or proposals from applicants that are not small business firms; provided, that the Contractor is also satisfied that the small business firm has the capability and resources to carry out its plan or proposal. The decision whether to give a preference in any specific case will be at the discretion of the contractor. However, the Contractor agrees that the Secretary of Commerce may review the Contractor's licensing program and decisions regarding small business applicants, and the Contractor will negotiate changes to its licensing policies, procedures, or practices with the Secretary of Commerce when the Secretary's review discloses that the Contractor could take reasonable steps to more effectively implement the requirements of this subparagraph (k) (4).

    (1) Communications.

    (Complete according to agency instructions.)

                           (End of clause)


44 52.227-12  PATENT RIGHTS--RETENTION BY THE CONTRACTOR (LONG FORM) (JAN 1997)

                                   00700-64

               (a) Definitions. "Invention" means any invention or discovery which is or may be patentable or otherwise protectable under title 35 of the United States Code or any novel variety of plant that is or may be protectable under the Plant Variety Protection Act (7 U.S.C. 2321, et seq.).

               "Made" when used in relation to any invention means the conception or first actual reduction to practice of such invention.

               "Nonprofit organization" means a domestic university or other institution of higher education or an organization of the type described in section 501(c)(3) of the Internal Revenue Code of 1954 (26 U.S.C. 501(c)) and exempt from taxation under section 501(^) of the Internal Revenue Code (26 U.S.C. 501(a)) or any nonprofit scientific or educational organization qualified under a state nonprofit organization statute.

               "Practical application" means to manufacture in the case of a composition or product, to practice in the case of a process or method, or to operate in the case of a machine or system; and, in each case, under such conditions as to establish that the invention being utilized and that its benefits are, to the extent permitted by law or Government regulations, available to the public on reasonable terms.

               "Small business firm" means a small business concern as defined at section 2 of Pub. L. 85-536 (15 U.S.C. 632) and implementing regulations of the Administrator of the Small Business Administration. For the purpose of this clause, the size standards for small business concerns involved in Government procurement and subcontracting at 13 CFR 121.3-8 and 13 CFR 121.3-12, respectively, will be used.

               "Subject invention" means any invention of the Contractor conceived or first actually reduced to practice in the performance of work under this contract: provided, that in the case of a variety of plant, the date of determination (as defined in section 41(d) of the Plant Variety Protection Act, 7 U.S.C. 2401(d)) must also occur during the period of contract performance.

               (b) Allocation of principal rights. The Contractor may elect to retain the entire right, title, and interest throughout the world to each subject invention subject to the provisions of this clause and 35 U.S.C. 203. With respect to any subject invention in which the Contractor elects to retain title, the Federal Government shall have a nonexclusive, nontransferable, irrevocable, paid-up license to practice or have practiced for or on behalf of the United States the subject invention throughout the world.

               (c) Invention disclosure, election of title, and filling of patent applications by Contractor. (1) The Contractor shall disclose each subject invention to the Contracting Officer within 2 months after the inventor discloses it in writing to Contractor personnel responsible for patent

                                   00700-65
matters or within 6 months after the Contractor becomes aware that a subject invention has been made, whichever is earlier. The disclosure to the Contracting Officer shall be in the form of a written report and shall identify the contract under which the invention was made and the inventor(s).
It shall be sufficiently complete in technical detail to convey a clear understanding, to the extend known at the time of the disclosure, of the nature, purpose, operation, and physical, chemical, biological, or electrical characteristics of the invention. The disclosure shall also identify any publication, on sale, or public use of the invention and whether a manuscript describing the invention has been submmitted for publication and, if so, whether it has been accepted for publication at the time of disclosure. In addition, after disclosure to the Contracting Officer, the Contractor shall promptly notify the Contracting Officer of the acceptance of any manuscript describing the invention for publication or of any on sale or public use planned by the Contractor.

      (2) The Contractor shall elect in writing whether or not to retain title to any such invention by notifying the Federal agency at the time of disclosure or within 8 months of disclosure, as to those countries (including the United States) in which the contractor will retain title; provided, that in any case where publication, on sale, or public use has initiated the 1-year statutory period wherein valid patent protection can still be obtained in the United States, the period of election of title may be shortened by the agency to a date that is no more than 60 days prior to the end of the statutory period.

      (3) The Contractor shall file its initial patent application on an elected invention within 1 year after election or, if earlier, prior to the end of any statutory period wherein valid patent protection can be obtained in the United States after a publication, on sale, or public use. The Contractor shall file patent applications in additional countries (including the European Patent Office and under the Patent Cooperation Treaty) within either 10 months of the corresponding initial patent application or 6 months from the date permission is granted by the Commissioner of Patents and Trademarks to file foreign patent applications where such filing has been prohibited by a Secrecy Order.

      (4) Requests for extension of the time for disclosure to the Contracting Officer, election, and filing may, at the discretion of the funding Federal agency, be granted, and will normally be granted unless the Contracting Officer has reason to believe that a particular extension would prejudice the Government's interest.

  (d) Conditions when the Government may obtain title. The Contractor shall

                                   00700-66
     convey to the Federal agency, upon written request, title to any subject invention--

          (1) If the Contractor elects not to retain title to a subject invention;

          (2) If the Contractor fails to disclose or elect the subject invention within the times specified in paragraph (c) above (the agency may only request title within 60 days after learning of the Contractor's failure to report or elect within the specified times);

          (3) In those countries in which the Contractor fails to file patent applications within the times specified in paragraph (c) above; provided, however, that if the Contractor has filed a patent application in a country after the times specified in paragraph (c) above, but prior to its receipt of the written request of the Federal agency, the Contractor shall continue to retain title in that country; or

          (4) In any country in which the Contractor decides not to continue the prosecution of any application for, to pay the maintenance fees on, or defend in reexamination or opposition proceeding on, a patent on a subject invention.

        (e) Minimum rights to Contractor. (1) The Contractor shall retain a nonexclusive, royalty-free license throughout the world in each subject invention to which the Government obtains title except if the Contractor fails to disclose the subject invention within the time specified in paragraph (c) above. The Contractor's license extends to its domestic subsidiaries and affiliates, if any, within the corporate structure of which the Contractor is a part and includes the right to grant sublicenses of the same scope to the extent the Contractor was legally obligated to do so at the time the contract was awarded. The license is transferable only with the approval of the funding Federal agency except when transferred to the successor of that part of the Contractor's business to which the invention pertains.

          (2) The Contractor's domestic license may be revoked or modified by the funding Federal agency to the extent necessary to achieve to expeditious practical application of the subject invention pursuant to an application for an exclusive license submitted in accordance with applicable provisions in the Federal Property Management Regulations and agency licensing regulations (if any). This license shall not be revoked in that field of use or the geographical areas in which the Contractor has achieved practical application and continues to make the benefits of the invention reasonably accessible to the public. The license in any foreign country may be revoked or modified at the discretion of the funding Federal agency to the extent the Contractor, its licensees, or

                                   00700-67
          its domestic subsidiaries or affiliates have failed to achieve practical application in that foreign country.

               (3) Before revocation or modification of the license, the funding Federal agency shall furnish the Contractor a written notice of its intention to revoke or modify the license, and the Contractor shall be allowed 30 days (or such other time as may be authorized by the funding Federal agency for good cause shown by the Contractor) after the notice to show cause why the license should not be revoked or modified. The Contractor has the right to appeal, in accordance with applicable agency licensing regulations and 37 CFR 404 concerning the licensing of Government-owned inventions, any decision concerning the revocation or modification of its license.

          (f) Contractor action to protect the Government's interest. (1) The Contractor agrees to execute or to have executed and promptly deliver to the Federal agency all instruments necessary to (i) establish or confirm the rights the Government has throughout the world in those subject inventions to which the Contractor elects to retain title, and (ii) convey title to the Federal agency when requested under paragraph (d) above and subparagraph (n) (2) below, and to enable the Government to obtain patent protection throughout the world in that subject invention.

               (2) The Contractor agrees to require, by written agreement, its employees, other than clerical and nontechnical employees, to disclose promptly in writing to personnel identified as responsible for the administration of patent matters and in a format suggested by the Contractor each subject invention made under contract in order that the Contractor can comply with the disclosure provision of paragraph
          (c) above, and to execute all papers necessary to file patent applications on subject inventions and to establish the Government's rights in the subject inventions. This disclosure format should require, as a minimum, the information required by subparagraph (c)
          (1) above. The Contractor shall instruct such employees through employee agreements or other suitable educational programs on the importance of reporting inventions in sufficient time to permit the filing of patent applications prior to U.S. or foreign statutory bars.

               (3) The Contractor shall notify the Federal agency of any decision not to continue the prosecution of a patent application, pay maintainance fees, or defend in a reexamination or opposition proceeding on a patent, in any country, not less than 30 days before the expiration of the response period required by the relevant patent office.

               (4) The Contractor agrees to include, within the specification of any United States patent application and any patent issuing thereon covering

                                   00700-68
     a subject invention, the following statement: "This invention was made with Government support under (identify the contract) awarded by (identify the Federal agency). The Government has certain rights in this invention."

          (5) The Contractor shall establish and maintain active and effective procedures to assure that subject inventions are promptly identified and disclosed to Contractor personnel responsible for patent matters within 6 months of conception and/or first actual reduction to practice, whichever occurs first in performance of work under this contract. These procedures shall include the maintenance of laboratory notebooks or equivalent records and other records as are reasonably necessary to document the conception and/or the first actual reduction to practice of subject inventions, and records that show that the procedures for identifying and disclosing the inventions are followed. Upon request, the Contractor shall furnish the Contracting Officer a description of such procedures for evaluation and for determination as to their effectiveness.

          (6) The Contractor agrees, when licensing a subject invention, to arrange to avoid royalty charges on acquisitions involving Government funds, including funds derived through Military Assistance Program of the Government or otherwise derived through the Government, to refund any amounts received as royalty charges on the subject invention in acquisitions for, or on behalf of, the Government, and to provide for such refund in any instrument transferring rights in the invention to any party.

          (7) The Contractor shall furnish the Contracting Officer the following:

              (i) Interim reports every 12 months (or such longer period as may be specified by the Contracting Officer) from the date of the contract, listing subject inventions during that period and stating that all subject inventions have been disclosed or that there are no such inventions.

              (ii) A final report, within 3 months after completion of the contracted work, listing all subject inventions or stating that there were no such inventions, and listing all subcontracts at any tier containing a patent rights clause or stating that there were no such subcontracts.

          (8) The Contractor shall promptly notify the Contracting Officer in writing upon the award of any subcontract at any tier containing a patent rights clause by identifying the subcontractor, the applicable patent rights clause, the work to be performed under the subcontract, and the dates of award and estimated completion. Upon request of the Contracting

                                   00700-69

               Officer, the Contractor shall furnish a copy of such subcontract, and no more frequently than annually, a listing of the subcontracts that have been awarded.

                    (9) In the event of a refusal by a prospective subcontractor to accept one of the clauses in subparagraph (g)
               (1) or (2) below, the Contractor (i) shall promptly submit a written notice to the Contracting Officer setting forth the subcontractor's reasons for such refusal and other pertinent information that may expedite disposition of the matter and (ii) shall not proceed with such subcontracting without the written authorization of the Contracting Officer.

                    (10) The Contractor shall provide, upon request, the filing date, serial number and title, a copy of the patent application (including an English-Language version if filed in a language other than English), and patent number and issue date for any subject invention for which the Contractor has retained title.

                    (11) Upon request, the Contractor shall furnish the
               Government an irrevocable power to inspect and make copies of the patent application file.

               (g) Subcontracts. (1) The Contractor shall include the clause at 52.227-11 of the Federal Acquisition Regulation (FAR), suitably modified to identify the parties, in all subcontracts, regardless of tier, for experimental, developmental, or research work to be performed by a small business firm or nonprofit organization. The subcontractor shall retain all rights provided for the Contractor in this clause, and the Contractor shall not, as part of the consideration for awarding the subcontract, obtain rights in the subcontractor's subject inventions.

                    (2)  The Contractor shall include this clause (FAR 52.227-
               12) in all other subcontracts, regardless of tier, for experimental, developmental, or research work.

                    (3) In the case of subcontracts, at any tier, when the prime award with the Federal agency was a contract (but not a grant or cooperative agreement), the agency, subcontractor, and the Contractor agree that the mutual obligations of the parties created by this clause constitute a contract between the subcontractor and the Federal agency with respect to those matters covered by this clause.

               (h) Reporting utilization of subject inventions. The Contractor agrees to submit on request periodic reports no more frequently than annually on the utilization of a subject invention or on efforts at obtaining such utilization that are being made by the Contractor or its licensees or assignees. Such reports shall include information regarding the status of development, date of first commercial sale or use, gross royalties received

                                   00700-70
     by the Contractor, and such other data and information as the agency may reasonably specify. The Contractor also agrees to provide additional reports as may be requested by the agency in connection with any march-in proceedings undertaken by the agency in accordance with paragraph (5) of this clause. To the extent data or information supplied under this paragraph is considered by the Contractor, its licensee or assignee to be privileged and confidential and is so marked, the agency agrees that, to the extent permitted by law, it shall not disclose such information to persons outside the Government.

          (i) Preference for United States industry. Notwithstanding any other provision of this clause, the Contractor agrees that neither it nor any assignee will grant to any person the exclusive right to use or sell any subject invention in the United States unless such person agrees that any products embodying the subject invention will be manufactured substantially in the United States. However, in individual cases, the requirement for such an agreement may be waived by the Federal agency upon a showing by the Contractor or its assignee that reasonable but unsuccessful efforts have been made to grant licenses on similar terms to potential licensees that would be likely to manufacture substantially in the United States or that under the circumstances domestic manufacture is not commercially feasible.

          (j) March-in rights. The Contractor agrees that with respect to any subject invention in which it has acquired title, the Federal agency has the right in accordance with the procedures in FAR 27.304-1(g) to require the Contractor, an assignee, or exclusive licensee of a subject invention to grant a nonexclusive, partially exclusive, or exclusive license in any field of use to a responsible applicant or applicants, upon terms that are reasonable under the circumstances, and if the Contractor, assignee, or exclusive licensee refuses such a request, the Federal agency has the right to grant such a license itself if the Federal agency determines that --

               (1) Such action is necessary because the Contractor or assignee has not taken, or is not expected to take within a reasonable time, effective steps to achieve practical application of the subject invention in such field of use;

               (2) Such action is necessary to alleviate health or safety needs which are not reasonably satisfied by the Contractor, assignee, or their licensees,

               (3) Such action is necessary to meet requirements for public use specified by Federal regulations and such requirements are not reasonably satisfied by the Contractor, assignee, or licensees; or

                                   00700-71

               (4) Such action is necessary because the agreement required by paragraph (i) of this clause has not been obtained or waived or because a licensee of the exclusive right to use or sell any subject invention in the United States is in breach of such agreement.

          (k) Special provisions for contracts with nonprofit organizations Reserved.

          (l)  Communications.

          (Complete according to agency instructions.)

          (m) Other inventions. Nothing contained in this clause shall be deemed to grant to the Government any rights with respect to any invention other than a subject invention.

          (n) Examination of records relating to inventions. (1) The Contracting Officer or any authorized representative shall, until 3 years after final payment under this contract, have the right to examine any books (including laboratory notebooks), records, and documents of the Contractor relating to the conception or first reduction to practice of inventions in the same field of technology as the work under this contract to determine whether--

                    (i)   Any such inventions are subject inventions:

                    (ii) The Contractor has established and maintains the procedures required by subparagraphs (f) (2) and (f) (3) of this clause; and

                    (iii) The Contractor and its inventors have complied with
               the procedures.

               (2) If the Contracting Officer determines that an investor has not disclosed a subject invention to the Contractor in accordance with the procedures required by subparagraph (f) (5) of this clause, the Contracting Officer may, within 60 days after the determination, request title in accordance with subparagraphs (d) (2) and (d) (3) of this clause. However if the Contractor established that the failure to disclose did no result from the Contractor's fault or negligence, the Contracting Officer shall not request title.

               (3) If the Contracting Officer learns of an unreported Contractor invention which the Contracting Officers believes may be a subject invention, the Contractor may be required to disclose the invention to the agency for a determination of ownership rights.

               (4) Any examination of records under this paragraph shall be subject to appropriate conditions to protect the confidentiality of the information involved.

          (o) Withholding of payment (this paragraph does not apply to subcontracts). (1) Any time before final payment under this contract; the Contracting Officer may, in the Government's interest, withhold payment until a reserve not exceeding $50,000 or 5 percent of the amount of the

                                   00700-72
     contract, whichever is less, shall have been set aside if, in the Contracting Officer's opinion, the Contractor fails to--

               (i) Establish, maintain, and follow effective procedures for identifying and disclosing subject inventions pursuant to subparagraph
          (f) (5) above;

               (ii)  Disclose any subject invention pursuant to subparagraph (c)
          (1) above;

               (iii) Deliver acceptable interim reports pursuant to subdivision
          (f) (7) (i) above; or

               (iv) Provide the information regarding subcontracts pursuant to subparagraph (f) (8) of this clause.

          (2) Such reserve or balance shall be withheld until the Contracting Officer has determined that the Contractor has rectified whatever deficiencies exist and has delivered all reports, disclosures, and other information required by this clause.

          (3) Final payment under this contract shall not be made before the Contractor delivers to the Contracting officer all disclosures of subject inventions required by subparagraph (c) (1) above, an acceptable final report pursuant to subdivision (f) (7) (ii) above, and all past due confirmatory instruments.

          (4) The Contracting Officer may decrease or increase the sums withheld up to the maximum authorized above. No amount shall be withheld under this paragraph while the amount specified by this paragraph is being withheld under other provisions of the contract. The withholding of any amount or the subsequent payment thereof shall not be construed as a waiver of any Government right.

                                (End of clause)

45 52.228-2            ADDITIONAL BOND SECURITY (JUN 1996)

     The Contractor shall promptly furnish additional security required to protect the Government and persons supplying labor or materials under this contract if--

     (a) Any surety upon any bond, or issuing financial institution for other security, furnished with this contract becomes unacceptable to the Government;

     (b) Any surety fails to furnish reports on its financial condition as required by the Government;

     (c) The contract price is increased so that the penal sum of any bond becomes inadequate in the opinion of the Contracting Officer; or

                                   00700-73

               (d) The contract performance period is extended and an irrevocable letter of credit (ILC) is used as security. If the Contractor does not furnish an acceptable extension or replacement ILC, or other acceptable substitute, at least 30 days before an ILC's scheduled expiration, the Contracting Officer has the right to immediately draw on the ILC.

                                (End of clause)

     46   52.228-11           PLEDGES OF ASSETS (FEB 1992)

               (a) Offerors shall obtain from each person acting as an individual surety on a bid guarantee, a performance bond, or a payment bond--

                    (1)  Pledge of assets; and

                    (2)  Standard Form 28, Affidavit of Individual Surety,

               (b) Pledges of assets from each person acting as an individual surety shall be in the form of--

                    (1) Evidence of an escrow account containing cash, certificates of deposit, commercial or Government securities, or other assets described in FAR 28.203-2 (except see 28.203-2 (b)
               (2) with respect to Government securities held in book entry form) and/or;

                    (2) A recorded lien on real estate. The offeror will be required to provide--

                         (i) Evidence of title in the form of a certificate of title prepared by a title insurance company approved by the United States Department of Justice. This title evidence must show fee simple title vested in the surety along with any concurrence owners; whether any real estate taxes are due and payable, and any recorded encumbrances against the property, including the lien filed in favor of the Government as required by FAR 28.203-2 (d);

                         (ii) Evidence of the amount due under any encumbrance shown in the evidence of title;

                         (iii) A copy of the current real estate tax assessment
                    of the property or a current appraisal dated no earlier than 6 months prior to the date of the bond, prepared by a professional appraiser who certifies that the appraisal has been conducted in accordance with the generally accepted appraisal standards as reflected in the Uniform Standards of Professional Appraisal Practice, as promulgaged by the Appraisal Foundation.

                                (End of clause)

                                   00700-74

     47   52.229-3       FEDERAL, STATE, AND LOCAL TAXES (JAN 1991)

               (a) "Contract date," as used in this clause, means the date set for bid opening or, if this is a negotiated contract or a modification, the effective date of this contract or modification.

               "All applicable Federal, State, and legal taxes and duties," as used in this clause, means all taxes and duties, in effect on the contract date, that the taxing authority is imposing and collecting on the transactions or property covered by this contract.

               "After-imposed Federal tax," as used in this clause, means any new or increased Federal excise tax or duty, or tax that was exempted or excluded on the contract date but whose exemption was later revoked or reduced during the contract period, on the transactions or property covered by this contract that the Contractor is required to pay or bear as the result of legislative, judicial, or administrative action taking effect after the contract date. It does not include social security tax or other employment taxes.

               "After-relieved Federal tax," as used in this clause, means any amount of Federal excise tax or duty, except social security or other employment taxes, that would otherwise have been payable on the transactions or property covered by this contract, but which the Contractor is not required to pay or bear, or for which the Contractor obtains a refund or drawback, as the result of legislative, judicial, or administrative action taking effect after the contract date.

               (b) The contract price includes all applicable Federal, State, and local taxes and duties.

               (c) The contract price shall be increased by the amount of any after-imposed Federal tax, provided the Contractor warrants in writing that no amount for such newly imposed Federal excise tax or duty or rate increase was included in the contract price, as a contingency reserve or otherwise.

               (d) The contract price shall be decreased by the amount of any after-relieved Federal tax.

               (e) The contract price shall be decreased by the amount of any Federal excise tax or duty, except social security or other employment taxes, that the Contractor is required to pay or bear, or does not obtain a refund of, through the Contractor's fault, negligence, or failure to follow instructions of the Contracting Officer.

               (f) No adjustment shall be made in the contract price under this clause unless the amount of the adjustment exceeds 5250.

               (g) The Contractor shall promptly notify the Contracting Officer of all matters relating to any Federal excise tax or duty that reasonably may be

                                   00700-75
          expected to result in either an increase or decrease in the contract price and shall take appropriate action as the Contracting Officer directs.

               (h) The Government shall, without liability, furnish evidence appropriate to establish exemption from any Federal, State, or local tax when the Contractor requests such evidence and a reasonable basis exists to sustain the exemption.

                                (End of clause)


     48   52.229-5       TAXES--CONTRACTS PERFORMED IN U.S. POSSESSIONS OR
                         PUERTO RICO (APR 1994)

               The term "local taxes," as used in the Federal, State, and local taxes clause of this contract, includes taxes imposed by a possession of the United States or by Puerto Rico.

                                (End of Clause)

                           (AV 7-103.10(c) 1963 NOV)

                               (AV 1-11.401-3(a))


     49   52.232-5       PAYMENTS UNDER FIXED-PRICE CONSTRUCTION CONTRACTS (APR
                         1989)

               (a) The Government shall pay the Contractor the contract price as provided in this contract.

               (b) The Government shall make progress payments monthly as the work proceeds, or at more frequent intervals as determined by the Contracting Officer, on estimates of work accomplished which meets the standards of quality established under the contract, as approved by the Contracting Officer. The Contractor shall furnish a breakdown of the total contract price showing the amount included therein for each principal category of the work, which shall substantiate the payment amount requested in order to provide a basis for determining progress payments, in such detail as requested by the Contracting Officer. In the preparation of estimates the Contracting Officer may authorize material delivered on the site and preparatory work done to be taken into consideration. Material delivered to the Contractor at locations other than the site may also be taken into consideration if--

               (1)  Consideration is specifically authorized by this contract;
          and

               (2) The Contractor furnishes satisfactory evidence that it has acquired title to such material and that the material will be used to perform this contract.

                                   00700-76

               (c) Along with each request for progress payments, the contractor shall furnish the following certification, or payment shall not be made:

                 I hereby certify, to the best of my knowledge and belief, that--

                 (1) The amounts requested are only for performance in accordance with the specifications, terms, and conditions of the contract;

                 (2) Payments to subcontractors and suppliers have been made from previous payments received under the contract, and timely payments will be made from the proceeds of the payment covered by this certification, in accordance with subcontract agreements and the requirements of chapter 39 of Title 31, United States Code; and

                 (3) This request for progress payments does not include any amounts which the prime contractor intends to withhold or retain from a subcontractor or supplier in accordance with the terms and conditions of the subcontract.

                       _________________________
                       (Name)

                       _________________________
                       (Title)

                       _________________________
                       (Date)

               (d) If the Contractor, after making a certified request for progress payments, discovers that a portion or all of such request constitutes a payment for performance by the Contractor that fails to conform to the specifications, terms, and conditions of this contract (hereinafter referred to as the "unearned amount"), the Contractor shall--

                 (1) Notify the Contracting Officer of such performance deficiency; and

                 (2) Be-obligated to pay the Government an amount (computed by the Contracting Officer in the manner provided in 31 U.S.C 3903(c) (1)) equal to interest on the unearned amount from the date of receipt of the unearned amount until--

                       (i) The date the Contractor notifies the Contracting Officer that the performance deficiency has been corrected; or

                       (ii) The date the Contractor reduces the amount of any
                 subsequent certified request for progress payments by an amount equal to the unearned amount.

               (e) If the Contracting Officer finds that satisfactory progress was achieved during any period for which a progress payment is to be made, the Contracting Officer shall authorize payment to be made in full. However, if satisfactory progress has not been made, the Contracting Officer may retain a maximum of 10 percent of the amount of the payment until

                                   00700-77
          satisfactory progress is achieved. When the work is substantially complete, the Contracting Officer may retain from previously withheld funds and future progress payments that amount the Contracting Officer considers adequate for protection of the Government and shall release to the Contractor all the remaining withheld funds. Also, on completion and acceptance of each separate building, public work, or other division of the contract, for which the price is stated separately in the contract, payment shall be made for the completed work without retention of a percentage.

               (f) All material and work covered by progress payments made shall, at the time of payment, become the sole property of the Government, but this shall not be construed as--

                    (1) Relieving the Contractor from the sole responsibility for all material and work upon which payments have been made or the restoration of any damaged work; or

                    (2) Waiving the right of the Government to require the fulfillment of all of the terms of the contract.

               (g) In making these progress payments, the Government shall, upon request, reimburse the Contractor for the amount of premiums paid for performance and payment bonds (including coinsurance and reinsurance agreements, when applicable) after the Contractor has furnished evidence of full payment to the surety. The retainage provisions in paragraph (e) of this clause shall not apply to that portion of progress payments attributable to bond premiums.

               (h) The Government shall pay the amount due the Contractor under this contract after--

                    (1)  Completion and acceptance of all work;

                    (2)  Presentation of a properly executed voucher; and

                    (3) Presentation of release of all claims against the Government arising by virtue of this contract, other than claims, in stated amounts, that the Contractor has specifically excepted from this operation of the release. A release may also be required of the assignee if the Contractor's claim to amounts payable under this contract has been assigned under the Assignment of Claims Act of 1940 (31 U.S.C. 3727 and 41 U.S.C.
               15).

               (i) Notwithstanding any provision of this contract, progress payments shall not exceed 80 percent on work accomplished on undefinitized contract actions. A "contract action" is any action resulting in a contract, as defined in FAR Subpart 2.1, including contract modifications for additional supplies or services, but not including contract modifications that are within the scope and under the terms of the contract, such as contract modifications issued pursuant to the Changes clause, or funding and other

                                   00700-78
          administrative changes

                                (End of clause)



     50   52.232-17     INTEREST (JUN 1996)


               (a) Except as otherwise provided in this contract under a Price Reduction for Defective Cost or Pricing Data clause or a Cost Accounting Standards Clause, all amounts that become payable by the Contractor to the Government under this contract (net of any applicable tax credit under the Internal Revenue Code (26 U.S.C.
          1481)) shall bear simply interest from the date due until paid unless paid within 30 days of becoming due. The interest rate shall be the interest rate established by the Secretary of the Treasury as provided in Section 12 of the Contract Disputes Act of 1978 (Public Law 95-
          563), which is applicable to the period in which the amount becomes due, as provided in paragraph (b) of this clause, and then at the rate applicable for each six-month period as fixed by the Secretary until the amount is paid.

               (b)  Amounts shall be due at the earliest of the following dates:

                 (1) The date fixed under this contract.

                 (2) The date of the first written demand for payment consistent with this contract, including any demand resulting from a default termination.

                 (3) The date the Government transmits to the Contractor a
               proposed supplemental agreement to confirm completed negotiations establishing the amount of debt.

                 (4) If this contract provides for revision of prices, the date of written notice to the Contractor stating the amount of refund payable in connection with a pricing proposal or a negotiated pricing agreement not confirmed by contract modification.

               (c) The interest charge made under this clause may be reduced under the procedures prescribed in 32.614-2 of the Federal Acquisition Regulation in effect on the date of this contract.

                                (End of clause)


     51   52.232-23     ASSIGNMENT OF CLAIMS (JAN 1986)

               (a) The Contractor, under the Assignment of Claims Act, as amended, 31 U.S.C. 3727, 41 U.S.C. 15 (hereafter referred to as "the Act"), may assign its rights to be paid amounts due or to become due as a result of the performance of this contract to a bank, trust company, or other financing

                                   00700-79
     institution, including any Federal lending agency. The assignee under such an assignment may thereafter further assign or reassign its right under the original assignment to any type of financing institution described in the preceding sentence.

          (b) Any assignment or reassignment authorized under the Act and this clause shall cover all unpaid amounts payable under this contract, and shall not be made to more than one party, except that an assignment or reassignment may be made to one party as agent or trustee for two or more parties participating in the financing of this contract.

          (c) The Contractor shall not furnish or disclose to any assignee under this contract any classified document (including this contract) or information related to work under this contract until the Contracting Officer authorizes such action in writing.

                                (End of clause)

52   52.232-27       PROMPT PAYMENT FOR CONSTRUCTION CONTRACTS (MAR 1994)

          Notwithstanding any other payment terms in this contract, the Government will make invoice payments and contract financing payments under the terms and conditions specified in this clause. Payment shall be considered as being made on the day a check is dated or an electronic funds transfer is made. Definitions of pertinent terms are set forth in 32.902. All days referred to in this clause are calendar days, unless otherwise specified.

          (a)  Invoice Payments.

               (1) For purposes of this clause, there are several types of invoice payments which may occur under this contract, as follows:

                    (i) Progress payments, if provided for elsewhere in this contract, based on Contracting Officer approval of the estimated amount and value of work or services performed, including payments for reaching milestones in any project;

                         (A) The due date for making such payments shall be 14 days after receipt of the payment request by the designated billing office. However, if the designated billing office fails to annotate the payment request with the actual date of receipt, the payment due date shall be deemed to be the 14th day after the date the Contractor's payment request is dated, provided a proper payment request is received and there is no disagreement over quantity, quality, or Contractor compliance with contract requirements.

                         (B) The due date for payment of any amounts retained by the Contracting Officer in accordance with the clause at 52.232-8,

                                   00700-80

          Payments Under Fixed-Price Construction Contracts, shall be as specified in the Contract or, if not specified, 30 days after approval for release to the Contractor by the Contracting Officer.

          (ii) Final payments based on completion and acceptance of all work and presentation of release of all claims against the Government arising by virtue of the contract, and payments for partial deliveries that have been accepted by the Government (e.g., each separate building, public work, or other division of the contract for which the price is stated seperately in the contract).

               (A) The due date for making such payments shall be either the 30th day after receipt by the designated billing office of a proper invoice from the Contractor, or the 30th day after Government acceptance of the work or services completed by the Contractor, whichever is later. However, if the designated billing office fails to annotate the invoice with the date of actual receipt, the invoice payment due shall be deemed to be the 30th day after the date the Contractor's invoice is dated, provided a proper invoice is received and there is no disagreement over quantity, quality, or Contractor compliance with contract requirements.

               (B) On a final invoice where the payment amount is subject to contract settlement actions (e.g., release of claims), acceptance shall be deemed to have occurred on the effective date of the contract settlement.

          (2) An invoice is the Contractor's bill or written request for payment under the contract for work or services performed under the contract. An invoice shall be prepared and submitted to the designated billing office. A proper invoice must include the items listed in subdivisions (a) (2) (i) through (a) (2) (ix) of this clause. If the invoice does not comply with these requirements, the Contractor will be notified of the defect within 7 days after receipt of the invoice at the designated billing office. Untimely notification will be taken into account in the computation of any interest penalty owed the Contractor in the manner described in subparagraph (a) (4) of this clause:

               (i)   Name and address of the Contractor.

               (ii)  Invoice date.

               (iii) Contract number or other authorization for work or services performed (including order number and contract line item number).

               (iv)  Description of work or services performed.

               (v) Delivery and payment terms (e.g., prompt payment discount terms).

               (vi) Name and address of Contractor official to whom payment is to be sent (must be the same as that in the contract or in a proper notice of

                                   00700-81
          assignment).

               (vii) Name (where practicable), title, phone number, and mailing address of person to be notified in event of a defective invoice.

               (viii) For payments described in subdivision (a) (1) (i) of this clause, substantiation of the amounts requested and certification in accordance with the requirements of the clause at 52.232-5. Payments Under Fixed-Price Construction Contracts.

               (ix) Any other information or documentation required by the contract.

          (3) An interest penalty shall be paid automatically by the designated payment office, without request from the Contractor, if payment is not made by the due date and the conditions listed in subdivisions (a) (3) (i) through (a) (3) (iii) of this clause are met, if applicable.

               (i) A proper invoice was received by the designated billing office.

               (ii) A receiving report or other Government documentation authorizing payment was processed and there was no disagreement over quantity, quality, Contractor compliance with any contract term or condition, or requested progress payment amount.

               (iii) In the case of a final invoice for any balance of funds due the Contractor for work or services performed, the amount was not subject to further contract settlement actions between the Government and the Contractor.

          (4) The interest penalty shall be at the rate established by the Secretary of the Treasury under section 12 of the Contract Disputes Act of 1978 (41 U.S.C. 611) that is in effect on the day after the due date, except where the interest penalty is prescribed by other governmental authority. This rate is referred to as the "Renegotiation Board Interest Rate," and it is published in the Federal Register semiannually on or about January 1 and July 1. The interest penalty shall accrue daily on the invoice payment amount approved by the Government and be compounded in 30-day increments inclusive from the first day after the due date through the payment date. That is, interest accrued at the end of any 30-day period will be added to the approved invoice payment amount and be subject to interest penalties if not paid in the succeeding 30-day period. If the designated billing office failed to notify the Contractor of a defective invoice within the periods prescribed in subparagraph (a) (2) of this clause, then the due date on the corrected invoice will be adjusted by subtracting the number of days taken beyond the prescribed notification of defects period. Any interest penalty owed the Contractor will be based on this adjusted due date. Adjustments will be made by the designated payment office for errors in calculating interest penalties, if requested by the Contractor.

                                   00700-82

               (i) For the sole purpose of computing an interest penalty that might be due the Contractor for payments described in subdivision (a)
          (1) (ii) of this clause, Government acceptance or approval shall be deemed to have occurred constructively on the 7th day after the Contractor has completed the work or services in accordance with the terms and conditions of the contract. In the event that actual acceptance or approval occurs within the constructive acceptance or approval period, the determination of an interest penalty shall be based on the actual date of acceptance or approval. Constructive acceptance or constructive approval requirements do not apply if there is a disagreement over quantity, quality, or Contractor compliance with a contract provision. These requirements also do not compel Government officials to accept work or services, approve Contractor estimates, perform contract administration functions, or make payment prior to fulfilling their responsibilities.

               (ii) The following periods of time will not be included in the determination of an interest penalty.

                     (A) The period taken to notify the Contractor of defects in invoices submitted to the Government, but this may not exceed 7 days.

                     (B) The period between the defects notice and resubmission of the corrected invoice by the Contractor.

               (iii) Interest penalties will not continue to accrue after the filing of a claim for such penalties under the clause at 52.233-1. Disputes, or for more than 1 year. Interest penalties of less than $1.00 need not be paid.

               (iv) Interest penalties are not required on payment delays due to disagreement between the Government and Contractor over the payment amount or other issues involving contract compliance, or on amounts temporarily withheld or retained in accordance with the terms of the contract. Claims involving disputes, and any interest that may be payable, will be resolved in accordance with the clause at 52.233-1, Disputes.

          (5) An interest penalty shall also be paid automatically by the designated payment office, without request from the Contractor, if a discount for prompt payment is taken improperly. The interest penalty will be calculated on the amount of discount taken for the period beginning with the first day after the end of the discount period through the date when the Contractor is paid.

          (6) If this contract was awarded on or after October 1, 1989, a penalty amount, calculated in accordance with regulations issued by the Office of

                                   00700-83

          Management and Budget, shall be paid in addition to the interest penalty amount if the Contractor--

                    (i)    Is owed an interest penalty:

                    (ii) Is not paid the Interest penalty within 10 days after the date the invoice amount is paid; and;

                    (iii) Makes a written demand, not later than 40 days after the date the invoice amount is paid, that the agency pay such a penalty.

          (b)  Contract Financing Payments.

               (1) For purposes of this clause, if applicable, "contract financing payment" means a Government disbursement of monies to a Contractor under a contract clause or other authorization prior to acceptance of supplies or services by the Government, other than progress payments based on estimates of amount and value of work performed. Contract financing payments include advance payments and interim payments under cost-type contracts.

               (2) If this contract provided for contract financing, requests for payment shall be submitted to the designated billing office as specified in this contract or as directed by the Contracting Officer. Contract financing payments shall be made on this ______ day after receipt of a proper contract financing request by the designated billing office. In the event that an audit or other review of a specific financing request is required to ensure compliance with the terms and conditions of the contract, the designated payment office is not compelled to make payment by the due specified. For advance payments, loans, or other arrangements that do not involve recurrent submissions of contract financing requests payment shall be made in accordance with the corresponding contract terms or as directed by the Contracting Officer. Contract financing payments shall not be assessed an interest penalty for payment delays.

          (c) The Contractor shall include in each subcontract for property or services (including a material supplier) for the purpose of performing this contract the following:

               (1) A payment clause which obligates the Contractor to pay the subcontractor for satisfactory performance under its subcontract not later than 7 days from receipt of payment out of such amounts as are paid to the Contractor under this contract.

               (2) An interest penalty clause which obligates the Contractor to pay the subcontractor an interest penalty for each payment not made in accordance with the payment clause--

                    (i) For the period beginning on the day after the required payment date and ending on the date on which payment of the amount due is made;

                                   00700-84
                    and

                         (ii) Computed at the rate of interest established by
                    the Secretary of the Treasury, and published in the Federal Register, for interest payments under section 12 of the Contract Disputes Act of 1978 (41 U.S.C. 611) in effect at the time the Contractor accrues the obligation to pay an interest penalty.

                    (3) A clause requiring each subcontractor to include a payment clause and an interest penalty clause conforming to the standards set forth in subparagraphs (c) (1) and (c) (2) of this clause in each of its subcontracts, and to require each of its subcontractors to include such clauses in their subcontracts with each lower-tier subcontractor or supplier.

               (d) The clauses required by paragraph (c) of this clause shall not be construed to impair the right of Contractor or a subcontractor at any tier to negotiate, and to include in their subcontract, provisions which--

                    (1) Permit the Contractor or a subcontractor to retain
               (without cause) a specified percentage of each progress payment otherwise due to a subcontractor for satisfactory performance under the subcontract without incurring any obligation to pay a late payment interest penalty, in accordance with terms and conditions agreed to by the parties to the subcontract, giving such recognition as the parties deem appropriate to the ability of a subcontractor to furnish a performance bond and a payment bond;

                    (2) Permit the Contractor or subcontractor to make a determination that part or all of the subcontractor's request for payment may be withheld in accordance with the subcontract agreement; and

                    (3) Permit such withholding without incurring any obligation to pay a late payment penalty if--

                         (i)  A notice conforming to the standards of paragraph
               (g) of this clause has been previously furnished to the subcontractor: and

                         (ii) A copy of any notice issued by a Contractor
               pursuant to subdivision (d) (3) (i) of this clause has been furnished to the Contracting Officer.

               (e) If a Contractor, after making a request for payment to the Government but before making a payment to a subcontractor for the subcontractor's performance covered by the payment request, discovers that all or a portion of the payment otherwise due such subcontractor is subject to withholding from the subcontractor in accordance with the subcontract agreement, then the Contractor shall--

                    (1) Furnish to the subcontractor a notice conforming to the standards of paragraph (g) of this clause as soon as practicable upon ascertaining

                                   00700-85
          the cause giving rise to a withholding, but prior to the due date for subcontractor payment;

               (2) Furnish to the Contracting Officer, as soon as practicable, a copy of the notice furnished to the subcontractor pursuant to subparagraph (e) (1) of this clause;

               (3) Reduce the subcontractor's progress payment by an amount not to exceed the amount specified in the notice of withholding furnished under subparagraph (e) (1) of this clause;

               (4) Pay the subcontractor as soon as practicable after the correction of the identified subcontract performance deficiency, and--

                 (i)  Make such payment within--

                      (A) Seven days after correction of the identified
                 subcontract performance deficiency (unless the funds therefor must be recovered from the Government because of a reduction under subdivision (e) (5) (i)) of this clause; or

                      (B) Seven days after the Contractor recovers such funds
                 from the Government; or

                 (ii) Incur an obligation to pay a late payment interest
               penalty computed at the rate of interest established by the Secretary of the Treasury, and published in the Federal Register, for interest payments under section 12 of the Contracts Disputes Act of 1978 (41 U.S.C. 611) in effect at the time the Contractor accrues the obligation to pay an interest penalty;

               (5)  Notify the Contracting Officer upon--

                  (i) Reduction of the amount of any subsequent certified
               application for payment; or

                  (ii) Payment to the subcontractor of any withheld amounts of a progress payment, specifying --

                     (A) The amounts withheld under subparagraph (e) (1) of this clause; and

                     (B) The dates that such withholding began and ended; and

               (6) Be obligated to pay to the Government an amount equal to interest on the withheld payments (computed in the manner provided in 31 U.S.C. 3903 (c) (1)), from the 8th day after receipt of the withheld amounts from the Government until --

                  (i) The day the identified subcontractor performance
               deficiency is corrected; or

                  (ii) The date that any subsequent payment is reduced under subdivision (e) (5) (i) of this clause,

          (f) (1) If a Contractor, after making payment to a first-tier subcontractor, receives from a supplier or subcontractor of the first-tier

                                   00700-86
     subcontractor (hereafter referred to as a "second-tier subcontractor") a written notice in accordance with section 2 of the Act of August 24, 1925 (40 U.S.C. 270b, Miller Act), asserting a deficiency in such first-tier subcontractor's performance under the contract for which the Contractor may be ultimately liable, and the Contractor determines that all or a portion of future payments otherwise due such first-tier subcontractor is subject to withholding in accordance with the subcontract agreement, then the Contractor may, without incurring an obligation to pay an interest penalty under subparagraph (a) (6) of this clause--

                    (i) Furnish to the first-tier subcontractor a notice conforming to the standards of paragraph (g) of this clause as soon as practicable upon making such determination; and

                    (ii) Withhold from the first-tier subcontractor's next
               available progress payment or payments an amount not to exceed the amount specified in the notice of withholding furnished under subdivision (f) (1) (i) of this clause.

               (2) As soon as practicable, but not later than 7 days after receipt of satisfactory written notification that the identified subcontract performance deficiency has been corrected, the Contractor shall pay the amount withheld under subdivision (f) (1) (ii) of this clause to such first-tier subcontractor, or shall incur an obligation to pay a Late payment interest penalty to such first-tier subcontractor computed at the rate of interest established by the Secretary of the Treasury, and published in the Federal Register, for interest payments under section 12 of the Contracts Disputes Act of 1978 (41 U.S.C. 611) in effect at the time the Contractor accrues the obligation to pay an interest penalty.

          (g) A written notice of any withholding shall be issued to a subcontractor (with a copy to the Contracting Officer of any such notice issued by the Contractor), specifying--

            (1) The amount to be withheld;

            (2) The specific causes for the withholding under the terms of the subcontract; and

            (3) The remedial actions to be taken by the subcontractor in order to receive payment of the amounts withheld.

          (h) The Contractor may not request payment from the Government of any amount withheld or retained in accordance with paragraph (d) of this clause until such time as the Contractor has determined and certified to the Contracting Officer that the subcontractor is entitled to the payment of such amount.

          (i) A dispute between the Contractor and subcontractor relating to the amount or entitlement of a subcontractor to a payment or a late payment


                                   00700-87
     interest penalty under a clause included in the subcontract pursuant to paragraph (c) of this clause does not constitute a dispute to which the United States is a party. The United States may not be interpleaded in any judicial or administrative proceeding involving such a dispute.

          (j) Except as provided in paragraph (i) of this clause, this clause shall not limit or impair any contractual, administrative, or judicial remedies otherwise available to the Contractor or a subcontractor in the event of a dispute involving late payment or nonpayment by the Contractor or deficient subcontract performance or nonperformance by a subcontractor.

          (k) The Contractor's obligation to pay an interest penalty to a subcontractor pursuant to the clauses included in a subcontract under paragraph (c) of this clause shall not be construed to be an obligation of the United States for such interest penalty. A cost reimbursement claim may not include any amount for reimbursement of such interest penalty.

                               (End of Clause)

53   52.233-1       DISPUTES (OCT 1995)

          (a) This contract is subject to the Contract Disputes Act of 1978, as amended (41 U.S.C. 601-613).

          (b) Except as provided in the Act, all disputes arising under or relating to this contract shall be resolved under this clause.

          (c) "Claim," as used in this clause, means a written demand or written assertion by one of the contracting parties seeking, as a matter of right, the payment of money in a sum certain, the adjustment or interpretation of contract terms, or other relief arising under or relating to this contract. A claim arising under a contract, unlike a claim relating to that contract, is a claim that can be resolved under a contract clause that provides for the relief sought by the claimant. However, a written demand or written assertion by the Contractor seeking the payment of money exceeding $100,000 is not a claim under the Act until certified as required by subparagraph (d) (z) of this clause. A voucher, invoice, or other routine request for payment that is not in dispute when submitted is not a claim under the Act. The submission may be converted to a claim under the Act, by complying with the submission and certification requirements of this clause, if it is disputed either as to liability or amount or is not acted upon in a reasonable time.

          (d) (1) A claim by the Contractor shall be made in writing and, unless otherwise stated in this contract, submitted within 6 years after accrual of the claim to the Contracting officer for a written decision. A claim by

                                   00700-88
          the Government against the Contractor shall be subject to a written decision by the Contracting Officer.

               (2) (i)   Contractors shall provide the certification specified
               in subparagraph (d) (2) (iii) of this clause when submitting any claim--

                    (A)  Exceeding $100,000; or

                    (B)  Regardless of the amount claimed, when using--

                      (1)  Arbitration conducted pursuant to S U.S.C. 575-580;
                    or

                      (2)  Any other alternative means of dispute resolution
                   (ADR) technique that the agency elects to handle in accordance with the Administrative Dispute Resolution Act
                   (ADRA).

                   (ii) The certification requirement does not apply to issues in controversy that have not been submitted as all or part of a claim.

                   (iii) The certification shall state as follows:

               "I certify that the claim is made in good faith; that the supporting data are accurate and complete to the best of my knowledge and belief; that the amount requested accurately reflects the contract adjustment for which the Contractor believes the Government is liable; and that I am duly authorized to certify the claim on behalf of the Contractor."

               (3) The certification may be executed by any person duly authorized to bind the Contractor with respect to the claim.

          (e) For Contractor claims of $100,000 or less, the Contracting Officer must, if requested in writing by the Contractor, render a decision within 60 days of the request. For Contractor-certified claims over $100,000, the Contracting Officer must, within 60 days, decide the claim or notify the Contractor of the date by which the decision will be made.

          (f) The Contracting Officer's decision shall be final unless the Contractor appeals or files a suit as provided in the Act.

          (g) If the claim by the Contractor is submitted to the Contracting Officer or a claim by the Government is presented to the Contractor, the parties, by mutual consent, may agree to use ADR. If the Contractor refuses an offer for alternative disputes resolution, the Contractor shall inform the Contracting Officer, in writing, of the Contractor's specific reasons for rejecting the request. When using arbitration conducted pursuant to S U.S.C. 575-580, or when using any other ADR technique that the agency elects to handle in accordance with ADRA, any claim, regardless of amount, shall be accomplished by the certification described in subparagraph
     (d) (2) (iii) of this clause, and executed in accordance with subparagraph
     (d) (3) of this clause.

          (h) The Government shall pay interest on the amount found due and unpaid from (1) the date that the Contracting Officer receives the claim (certified, if required); or (2) the date that payment otherwise would be

                                   00700-89
     due, if that date is later, until the date of payment. With regard to claims having defective certifications, as defined in (FAR) 48 CFR 33.201, interest shall be paid from the date that the Contracting Officer initially receives the claim. Simple interest on claims shall be paid at the rate, fixed by the Secretary of the Treasury as provided in the Act, which is applicable to the period during which the Contracting Officer receives the claim and then at the rate applicable for each 6-month period as fixed by the Treasury Secretary during the pendency of the claim.

          (i) The Contractor shall proceed diligently with performance of this contract, pending final resolution of any request for relief, claim, appeal, or action arising under the contract, and comply with any decision of the Contracting Officer.

                                (End of clause)

54   52.233-3       PROTEST AFTER AWARD (AUG 1996)

          (a) Upon receipt of a notice of protest (as defined in FAR 33.101) or a determination that a protest is likely (see FAR 33.102 (d)), the Contracting Officer may, by written order to the Contractor, direct the Contractor to stop performance of the work called for by this contract. The order shall be specifically identified as a stop-work order issued under this clause. Upon receipt of the order, the Contractor shall immediately comply with its terms and take all reasonable steps to minimize the incurrence of costs allocable to the work covered by the order during the period of work stoppage. Upon receipt of the final decision in the protest, the Contracting Officer shall either--

               (1)  Cancel the stop-work; or

               (2) Terminate the work covered by the order as provided in the Default, or the Termination for Convenience of the Government, clause of this contract.

          (b) If a stop-work order issued under this clause is canceled either before or after a final decision in the protest, the Contractor shall resume work. The Contracting Officer shall make an equitable adjustment in the delivery schedule or contract price, or both, and the contract shall be modified, in writing, accordingly, if--

               (1) The stop-work order results in an increase in the time required for, or in the Contractor's cost properly allocable to, the performance of any part of this contract; and

               (2) The Contractor asserts its right to an adjustment within 30 days after the end of the period of work stoppage; provided, that if the

                                   00700-90

          Contracting Officer decides the facts justify the action, the Contracting Officer may receive and act upon a proposal at any time before final payment under this contract.

          (c) If a stop-work order is not canceled and the work covered by the order is terminated for the convenience of the Government, the Contracting Officer shall allow reasonable costs resulting from the stop-work order in arriving at the termination settlement.

          (d) If a stop-work order is not canceled and the work covered by the order is terminated for default, the Contracting Officer shall allow, by equitable adjustment or otherwise, reasonable costs resulting from the stop-work order.

          (e) The Government's rights to terminate this contract at any time are not affected by action taken under this clause.

          (f) If, as the result of the Contractor's intentional or negligent misstatement, misrepresentation, or miscertification, a protest related to this contract is sustained, and the Government pays costs, as provided in FAR 33.102 (b)(2) or 33.104 (h)(1), the Government may require the Contractor to reimburse the Government the amount of such costs. In addition to any other remedy available, and pursuant to the requirements of Subpart 32.6, the Government may collect this debt by offsetting the amount against any payment due the Contractor under any contract between the Contractor and the Government.

                             (End of clause)


55   52.236-2        DIFFERING SITE CONDITIONS (APR 1984)


          (a) The Contractor shall promptly, and before the conditions are disturbed, give a written notice to the Contracting Officer of (1) subsurface or latent physical conditions at the site which differ materially from those indicated in this contract, or (2) unknown physical conditions at the site, of an unusual nature, which differ materially from those ordinarily encountered and generally recognized as inhering in work of the character provided for in the contract.

          (b) The Contracting Officer shall investigate the site conditions promptly after receiving the notice. If the conditions do materially so differ and cause an increase or decrease in the Contractor's cost of, or the time required for, performing any part of the work under this contract, whether or not changed as a result of the conditions, an equitable adjustment shall be made under this clause and the contract modified in writing accordingly.

                                   00700-91

       (c) No request by the Contractor for an equitable adjustment to the contract under this clause shall allowed, unless the Contractor has given the written notice required; provided, that the time prescribed in (a) above for giving written notice may be extended by the Contracting Officer.

       (d) No request by the Contractor for an equitable adjustment to the contract for differing site conditions shall be allowed if made after final payment under this contract.

                         (End of clause)

56   52.236-3  SITE INVESTIGATION AND CONDITIONS AFFECTING THE WORK (APR 1984)


       (a) The Contractor acknowledges that it has taken steps reasonably necessary to ascertain the nature and location of the work, and that it has investigated and satisfied itself as to the general and local conditions which can affect the work or its cost, including but not limited to (1) conditions bearing upon transportation, disposal, handling, and storage of materials; (2) the availability of labor, water, electric power, and roads,
     (3) uncertainties of weather, river stages, tides, or similar physical conditions at the site; (4) the conformation and conditions of the ground; and (5) the character of equipment and facilities needed preliminary to and during work performance. The Contractor also acknowledges that it has satisfied itself as to the character, quality and quantity of surface and subsurface materials or obstacles to be encountered insofar as this information is reasonably ascertainable from an inspection of the site, including all exploratory work done by the Government, as well as from the drawings and specifications made a part of this contract. Any failure of the Contractor to take the actions described and acknowledged in this paragraph will not relieve the Contractor from responsibility for estimating properly the difficulty and cost of successfully performing the work, or for proceeding to successfully perform the work without additional expense to the Government.

       (b) The Government assumes no responsibility for any conclusions or interpretations made by the Contractor based on the information made available by the Government. Nor does the Government assume responsibility for any understanding reached or representation made concerning conditions which can affect the work by any of its officers or agents before the execution of this contract, unless that understanding or representation is expressly stated in this contract.

                                   00700-92

                                (End of clause)

57   52.236-5        MATERIAL AND WORKMANSHIP (APR 1984)

          (a) All equipment, material, and articles incorporated into the work covered by this contract shall be new and of the most suitable grade for the purpose intended, unless otherwise specifically provided in this contract. References in the specifications to equipment, material, articles, or patented processes by trade name, make, or catalog number, shall be regarded as establishing a standard of quality and shall not be construed as limiting competition. The Contractor may, at its option, use any equipment, material, article, or process that, in the judgment of the Contracting Officer, is equal to that named in the specifications, unless otherwise specifically provided in this contract.

          (b) The Contractor shall obtain the Contracting Officer's approval of the machinery and mechanical and other equipment to be incorporated into the work. When requesting approval, the Contractor shall furnish to the Contracting Officer the name of the manufacturer, the model number, and other information concerning the performance, capacity, nature, and rating of the machinery and mechanical and other equipment. When required by this contract or by the Contracting Officer, the Contractor shall also obtain the Contracting Officer's approval of the material or articles which the Contractor contemplates incorporating into the work. When requesting approval, the Contractor shall provide full information concerning the material or articles. When directed to do so, the Contractor shall submit samples for approval at the Contractor's expense, with all shipping charges prepaid. Machinery, equipment, material, and articles that do not have the required approval shall be installed or used at the risk of subsequent rejection.

          (c) All work under this contract shall be performed in a skillful and workmanlike manner. The Contracting Officer may require, in writing, that the Contractor remove from the work any employee the Contracting Officer deems incompetent, careless, or otherwise objectionable.

                                (End of clause)

                             (R 7-602.9 1964 JUN)

58   52.236-6         SUPERINTENDENCE BY THE CONTRACTOR (APR 1984)

          At all times during performances of this contract and until the work is
                                   00700-93
     completed and accepted, the Contractor shall directly superintend the work or assign and have on the work site a competent superintendent who is satisfactory to the Contracting Officer and has authority to act for the Contractor.

                                (End of Clause)

59   52.236-7       PERMITS AND RESPONSIBILITIES (NOV 1991)

       The Contractor shall, without additional expense to the Government, be responsible for obtaining any necessary licenses and permits, and for complying with any Federal, State, and municipal laws, codes, and regulations applicable to the performing of the work. The Contractor shall also be responsible for all damages to persons or property that occur as a result of the Contractor's fault or negligence. The Contractor shall also be responsible for all materials delivered and work performed until completion and acceptance of the entire work, except for any completed unit of work which may have been accepted under the contract.

                                (End of clause)

60   52.236-8       OTHER CONTRACTS (APR 1984)

       The Government may undertake or award other contracts for additional work at or near the site of the work under this contract. The Contractor shall fully cooperate with the other contractors and with Government employees and shall carefully adapt scheduling and performing the work under this contract to accommodate the additional work, needing any direction that may be provided by the Contracting Officer. The Contractor shall not commit or permit any act that will interfere with the performance of work by any other contractor or by Government employees.

                                (End of clause)

61   52.236-9       PROTECTION OF EXISTING VEGETATION, STRUCTURES, EQUIPMENT,
                    UTILITIES, AND IMPROVEMENTS (APR 1984)

       (a) The Contractor shall preserve and protect all structures, equipment, and vegetation (such as trees, shrubs, and grass) on or adjacent to the work site, which are not to be removed and which do not unreasonably interfere with the work required under this contract. The Contractor

                                   00700-94
     shall only remove trees when specifically authorized to do so, and shall avoid damaging vegetation that will remain in place. If any limbs or branches of trees are broken during contract performance, or by the careless operation of equipment, or by workmen, the Contractor shall trim those limbs or branches with a clean cut and paint the cut with a tree-pruning compound as directed by the Contracting Officer.

       (b) The Contractor shall protect from damage all existing improvements and utilities (1) at or near the work site, and (2) on adjacent property of a third party, the locations of which are made known to or should be known by the Contractor. The Contractor shall repair any damage to those facilities, including those that are the property of a third party, resulting from failure to comply with the requirements of this contract or failure to exercise reasonable care in performing the work. If the Contracting fails or refuses to repair the damage promptly, the Contractor Officer may have the necessary work performed and charge the cost to the Contractor.

                                (End of clause)


62   52.236-10      OPERATIONS AND STORAGE AREAS (APR 1984)

       (a) The Contractor shall confine all operations (including storage of materials) on Government premises to areas authorized or approved by the Contracting Officer. The Contractor shall hold and save the Government, its officers and agents, free and harmless from liability of any nature occasioned by the Contractor's performance.

       (b) Temporary buildings (e.g., storage sheds, shops, offices) and utilities may be erected by the Contractor only with the approval of the Contracting Officer and shall be built with labor and materials furnished by the Contractor without expense to the Government. The temporary buildings and utilities shall remain the property of the Contractor and shall be removed by the Contractor at its expense upon completion of the work. With the written consent of the Contracting Officer, the buildings and utilities may be abandoned and need not be removed.

       (c) The Contractor shall, under regulations prescribed by the Contracting Officer, use only established roadways, or use temporary roadways constructed by the Contractor when and as authorized by the Contracting Officer. When materials are transported in prosecuting the work, vehicles shall not be loaded beyond the leading capacity recommended by the manufacturer of the vehicle or prescribed by any Federal, State, or local

                                   00700-95
     law or regulation. When it is necessary to cross curbs or sidewalks, the Contractor shall protect them from damage. The Contractor shall repair or pay for the repair of any damaged curbs, sidewalks, or roads.

                                (End of clause)

63   52.236-11      USE AND POSSESSION PRIOR TO COMPLETION (APR 1984)

       (a) The Government shall have the right to take possession of or use any completed or partially completed part of the work. Before taking possession of or using any work, the Contracting Officer shall furnish the Contractor a list of items of work remaining to be performed or corrected on those portions of the work that the Government intends to take possession of or use. However, failure of the Contracting Officer to list any item of work shall not relieve the Contractor of responsibility for complying with the terms of the contract. The Government's possession or use shall not be deemed an acceptance of any work under the contract.

       (b) While the Government has such possession or use, the Contractor shall be relieved of the responsibility for the loss of or damage to the work resulting from the Government's possession or use, notwithstanding the terms of the clause in this contract entitled "Permits and Responsibilities." If prior possession or use by the Government delays the progress of the work or causes additional expense to the Contractor, an equitable adjustment shall be made in the contract price or the time of completion, and the contract shall be modified in writing accordingly.

                                (End of clause)

64   52.236-12      CLEANING UP (APR 1984)

       The Contractor shall at all times keep the work area, including storage areas, free from accumulations of waste materials. Before completing the work, the Contractor shall remove from the work and premises any rubbish, tools, scaffolding, equipment, and materials that are not the property of the Government. Upon completing the work, the Contractor shall leave the work area in a clean, neat, and orderly condition satisfactory to the Contracting Officer.

                                (End of clause)

                                   00700-96

     65   52.236-13 I    ACCIDENT PREVENTION (NOV 1991)--ALTERNATE I (NOV 1991)


               (a) The Contractor shall provide and maintain work environments and procedures which will (1) safeguard the public and Government personnel, property, materials, supplies, and equipment exposed to Contractor operations and activities; (2) avoid interruptions of Government operations and delays in project completion dates; and (3) control costs in the performance of this contract.

               (b) For these purposes on contracts for construction or dismantling, demolition, or removal of improvements, the Contractor shall--

                 (1) Provide appropriate safety barricades, signs, and signal lights;

                 (2) Comply with the standards issued by the Secretary of Labor at 29 CFR Part 1926 and 29 CFR Part 1910; and

                 (3) Ensure that any additional measures the Contracting Officer determines to be reasonably necessary for the purposes are taken,

               (c) If this contract is for construction or dismantling, demolition or removal of improvements with any Department of Defense agency or component, the Contractor shall comply with all pertinent provisions of the latest version of U.S. Army Corps of Engineers Safety and Health Requirements Manual, EM 385-1-1, in effect on the date of the solicitation.

               (d) Whenever the Contracting Officer becomes aware of any noncompliance with these requirements or any condition which poses a serious or imminent danger to the health or safety of the public or Government personnel, the Contracting Officer shall notify the Contractor orally, with written confirmation, and request immediate initiation of corrective action. This notice, when delivered to the Contractor or the Contractor's representative at the work site, shall be deemed sufficient notice of the noncompliance and that corrective action is required. After receiving the notice, the Contractor shall immediately take corrective action. If the Contractor fails or refuses to promptly take corrective action, the Contracting Officer may issue an order stopping all or part of the work until satisfactory corrective action has been taken. The Contractor shall not be entitled to any equitable adjustment of the contract price or extension of the performance schedule on any stop order issued under this clause.

               (e) The Contractor shall insert this clause, including this paragraph (e), with appropriate changes in the designation of the parties, in subcontracts.

               (f)  Before commencing the work, the Contractor shall--

                 (1) Submit a written proposed plan for implementing this
               clause. The plan shall include an analysis of the significant hazards to life, limb,

                                   00700-97
          and property inherent in contract work performance and a plan for controlling these hazards; and

               (2) Meet with representatives of the Contracting Officer to discuss and develop a mutual understanding relative to administration of the overall safety program.

                                (End of clause)


66   52.236-15           SCHEDULES FOR CONSTRUCTION CONTRACTS (APR 1984)

          (a) The Contractor shall, within five days after the work commences on the contract or another period of time determined by the Contracting Officer, prepare and submit to the Contracting Officer for approval three copies of a practicable schedule showing the order in which the Contractor proposes to perform the work, and the dates on which the Contractor contemplates starting and completing the several salient features of the work (including acquiring materials, plant, and equipment). The schedule shall be in the form of a progress chart of suitable scale to indicate appropriately the percentage of work scheduled for completion by any given date during the period. If the Contractor fails to submit a schedule within the time prescribed, the Contracting Officer may withhold approval of progress payments until the Contractor submits the required schedule.

          (b) The Contractor shall enter the actual progress on the chart as directed by the Contracting Officer, and upon doing so shall immediately deliver three copies of the annotated schedule to the Contracting Officer. If, in the opinion of the Contracting Officer, the Contractor falls behind the approved schedule, the Contractor shall take steps necessary to improve its progress, including those that may be required by the Contracting Officer, without additional cost to the Government. In this circumstance, the Contracting Officer may require the Contractor to increase the number of shifts, overtime operations, days of work, and/or the amount of construction plant, and to submit for approval any supplementary schedule or schedules in chart form as the Contracting Officer deems necessary to demonstrate how the approved rate of progress will be regained.

          (c) Failure of the Contractor to comply with the requirements of the Contracting Officer under this clause shall be grounds for a determination by the Contracting Officer that the Contractor is not prosecuting the work with sufficient diligence to ensure completion within the time specified in the contract. Upon making this determination, the Contracting Officer may terminate the Contractor's right to proceed with the work, or any separable part of it, in accordance with the default terms of this contract.

                                   00700-98

                                (End of clause)


67   52.236-17      LAYOUT OF WORK (APR 1984)

          The Contractor shall lay out its work from Government-established base lines and bench marks indicated on the drawings, and shall be responsible for all measurements in connection with the layout. The Contractor shall furnish, at its own expense, all stakes, templates, platforms, equipment, tools, materials, and labor required to lay out any part of the work. The Contractor shall be responsible for executing the work to the lines and grades that may be established or indicated by the Contracting Officer. The Contractor shall also be responsible for maintaining and preserving all stakes and other marks established by the Contracting Officer until authorized to remove them. If such marks are destroyed by the Contractor or through its negligence before their removal is authorized, the Contracting Officer may replace them and deduct the expense of the replacement from any amounts due or to become due to the Contractor.

                                (End of clause)

                             (R 7-604.3 1965 JAN)


68   52.236-21 I    SPECIFICATIONS AND DRAWINGS FOR CONSTRUCTION (FEB 1997)
                    -- ALTERNATE I (APR 1984)

          (a) The Contractor shall keep on the work site a copy of the drawings and specifications and shall at all times give the Contracting Officer access thereto. Anything mentioned in the specifications and not shown on the drawings, or shown on the drawings and not mentioned in the specifications, shall be of like effect as if shown or mentioned in both. In case of difference between drawings and specifications, the specifications shall govern. In case of discrepancy in the figures, in the drawings, or in the specifications, the matter shall be promptly submitted to the Contracting Officer, who shall promptly make a determination in writing. Any adjustment by the Contractor without such a determination shall be at its own risk and expense. The Contracting Officer shall furnish from time to time such detailed drawings and other information as considered necessary, unless otherwise provided.

          (b) Wherever in the specifications or upon the drawings the words "directed", "required", "ordered", "designated", "prescribed", or words of like import are used, it shall be understood that the "direction",

                                   00700-99

          "requirement", "order", "designation", or "prescription", of the Contracting Officer is intended and similarly the words "approved", "acceptable", "satisfactory", or words of like import shall mean "approved by," or "acceptable to", or "satisfactory to" the Contracting Officer, unless otherwise expressly stated.

               (c) Where "as shown", "as indicated", "as detailed", or words of similar import are used, it shall be understood that the reference is made to the drawings accompanying this contract unless stated otherwise. The word "provided" as used herein shall be understood to mean "provide complete in place," that is "furnished and installed".

               (d) Shop drawings means drawings, submitted to the Government by the Contractor, subcontractor, or any lower tier subcontractor pursuant to a construction contract, showing in detail (1) the proposed fabrication and assembly of structural elements, and (2) the installation (i.e., fit and attachment details) of materials or equipment. It includes drawings, diagrams, layouts, schematics, descriptive literature, illustrations, schedules, performance and test data, and similar materials furnished by the contractor to explain in detail specific portions of the work required by the contract. The Government may duplicate, use, and disclose in any manner and for any purpose shop drawings delivered under this contract.

               (e) If this contract requires shop drawings, the Contractor shall coordinate all such drawings, and review them for accuracy, completeness, and compliance with contract requirements and shall indicate its approval thereon as evidence of such coordination and review. Shop drawings submitted to the Contracting Officer without evidence of the Contractor's approval may be returned for resubmission. The Contracting Officer will indicate an approval or disapproval of the shop drawings and if not approved as submitted shall indicate the Government's reasons therefor. Any work done before such approval shall be at the Contractor's risk. Approval by the Contracting Officer shall not relieve the Contractor from responsibility for any errors or omissions in such drawings, nor from responsibility for complying with the requirements of this contract, except with respect to variations described and approved in accordance with (f) below.

               (f) If shop drawings show variations from the contract requirements, the Contractor shall describe such variations in writing, separate from the drawings, at the time of submission. If the Contracting Officer approves any such variation, the Contracting Officer shall issue an appropriate contract modification, except that, if the variation is minor or does not involve a change in price or in the time of performance, a modification need not be issued.

                                   00700-100

          (g) The Contractor shall submit to the Contracting Officer for approval four copies (unless otherwise indicated) of all shop drawings as called for under the various headings of these specifications. Three sets (unless otherwise indicated) of all shop drawings, will be retained by the Contracting Officer and one set will be returned to the Contractor. Upon completing the work under this contract, the Contractor shall furnish a complete set of all shop drawings as finally approved. These drawings shall show all changes and revisions made up to the time the equipment is completed and accepted.

                                (End of clause)


69   52.236-26      PRECONSTRUCTION CONFERENCE (FEB 1995)

          If the Contracting Officer decides to conduct a preconstruction conference, the successful offeror will be notified and will be required to attend. The Contracting Officer's notification will include specific details regarding the date, time, and location of the conference, any need for attendance by subcontractors, and information regarding the items to be discussed.

                                (End of clause)


70   52.242-13      BANKRUPTCY (JUL 1995)

          In the event the Contractor enters into proceedings relating to bankruptcy, whether voluntary or involuntary, the Contractor agrees to furnish, by certified mail or electronic commerce method authorized by the contract, written notification of the bankruptcy to the Contracting Officer responsible for administering the contract. This notification shall be furnished within five days of the initiation of the proceedings relating to bankruptcy filing. This notification shall include the date on which the bankruptcy petition was filed, the identity of the court in which the bankruptcy petition was filed, and a listing of Government contract numbers and contracting offices for all Government contracts against which final payment has not been made. This obligation remains in effect until final payment under this contract.

                                (End of clause)

                                   00700-101

71   52.242-14           SUSPENSION OF WORK (APR 1984)

        (a) The Contracting Officer may order the Contractor, in writing, to suspend, delay, or interrupt all or any part of the work of this contract for the period of time that the Contracting Officer determines appropriate for the convenience of the Government.

        (b) If the performance of all or any part of the work is, for an unreasonable period of time, suspended, delayed, or interrupted (1) by an act of the Contracting Officer in the administration of this contract, or
     (2) by the Contracting Officer's failure to act within the time specified in this contract (or within a reasonable time if not specified), an adjustment shall be made for any increase in the cost of performance of this contract (excluding profit) necessarily caused by the unreasonable suspension, delay, or interruption, and the contract modified in writing accordingly. However, no adjustment shall be made under this clause for any suspension, delay, or interruption to the extent that performance would have been so suspended, delayed, or interrupted by any other cause, including the fault or negligence of the Contractor, or for which an equitable adjustment is provided for or excluded under any other term or condition of this contract.

        (c) A claim under this clause shall not be allowed (1) for any costs incurred more than 20 days before the Contractor shall have notified the Contracting Officer in writing of the act or failure to act involved (but this requirement shall not apply as to a claim resulting from a suspension order), and (2) unless the claim, in an amount stated, is asserted in writing as soon as practicable after the termination of the suspension, delay, or interruption, but not later than the date of final payment under the contract.

                                (End of clause)

72   52.243-4            CHANGES (AUG 1987)

        (a) The Contracting Officer may, at any time, without notice to the sureties, if any, by written order designated or indicated to be a change order, make changes in the work within the general scope of the contract, including changes--

             (1)  In the specifications (including drawings and designs);

             (2)  In the method or manner of performance of the work;

             (3) In the Government-furnished facilities, equipment, materials, services, or site; or

                                   00700-102

          (4) Directing acceleration in the performance of the work.

        (b) Any other written or oral order (which, as used in this paragraph
     (b), includes direction, instruction, interpretation, or determination) from the Contracting Officer that causes a change shall be treated as a change order under this clause; provided, that the Contractor gives the Contracting Officer written notice stating (1) the date, circumstances, and source of the order and (a) that the Contractor regards the order as a change order.

        (c) Except as provided in this clause, no order, statement, or conduct of the Contracting Officer shall be treated as a change under this clause or entitle the Contractor to an equitable adjustment.

        (d) If any change under this clause causes an increase or decrease in the Contractor's cost of, or the time required for the performance of any part of the work under this contract, whether or not changed by any such order, the Contracting Officer shall make an equitable adjustment and modify the contract in writing. However, except for an adjustment based on defective specifications, no adjustment for any change under paragraph (b) of this clause shall be made for any costs incurred more than 20 days before the Contractor gives written notice as required. In the case of defective specifications for which the Government is responsible, the equitable adjustment shall include any increased cost reasonably incurred by the Contractor in attempting to comply with the defective specifications.

        (e) The Contractor must assert its right to an adjustment under this clause within 30 days after (1) receipt of a written change order under paragraph (a) of this clause or (2) the furnishing of a written notice under paragraph (b) of this clause, by submitting to the Contracting Officer a written statement describing the general nature and amount of the proposal, unless this period is extended by the Government. The statement of proposal for adjustment may be included in the notice under paragraph
     (b) above.

        (f) No proposal by the Contractor for an equitable adjustment shall be allowed if asserted after final payment under this contract.

                                (End of clause)

73   S2.244-1   SUBCONTRACTS (FIXED-PRICE CONTRACTS) (FEB 1995)

        (a) This clause does not apply to fi??-fixed-price contracts and fixed-price contracts with economic price adjustment. However, it does apply to subcontracts resulting from unpriced modifications to such contracts.

        (b) "Subcontract," as used in this clause, includes but is not limited

                                   00700-103
     to purchase orders, and changes and modifications to purchase orders. The Contractor shall notify the Contracting Officer reasonably in advance of entering into any subcontract if the Contractor does not have an approved purchasing system and if the subcontract--

          (1) Is proposed to exceed $100,000; or

          (2) Is one of a number of subcontracts with a single subcontractor, under this contract, for the same or related supplies or services, that in the aggregate are expected to exceed $100,000.

        (c) The advance notification required by paragraph (b) above shall include--

          (1) A description of the supplies or services to be subcontracted;

          (2) Identification of the type of subcontract to be used;

          (3) Identification of the proposed subcontractor and an explanation of why and how the proposed subcontractor was selected, including the competition obtained;

          (4) The proposed subcontract price and the Contractor's cost or price analysis;

          (5) The subcontractor's current, complete, and accurate cost or pricing data and Certificate of Current Cost or Pricing Data, if required by other contract provisions;

          (6) The subcontractor's Disclosure Statement or Certificate relating to Cost Accounting Standards when such data are required by other provisions of this contract; and

          (7) A negotiation memorandum reflecting--

            (i)   The principal elements of the subcontract price negotiations;

            (ii) The most significant considerations controlling establishment of initial or revised prices;

            (iii) The reason cost or pricing data were or were not required;

            (iv) The extent, if any, to which the Contractor did not rely on the subcontractor's cost or pricing data in determining the price objective and in negotiating the final price;

            (v) The extent, if any, to which it was recognized in the negotiation that the subcontractor's cost or pricing data were not accurate, complete, or current; the action taken by the Contractor and subcontractor; and the effect of any such defective data on the total price negotiated;

            (vi) The reasons for any significant difference between the Contractor's price objective and the price negotiated; and

            (vii) A complete explanation of the incentive fee or profit plan when incentives are used. The explanation shall identify each critical performance element, management decisions used to quantify

                                   00700-104
          each incentive element, reasons for the incentives, and a summary of all trade-off possibilities considered.

        (d) The Contractor shall obtain the Contracting Officer's written consent before placing any subcontract for which advance notification is required under paragraph (b) above. However, the Contracting Officer may ratify in writing any such subcontract. Ratification shall constitute the consent of the Contracting Officer.

        (e) Even if the Contractor's purchasing system has been approved, the Contractor shall obtain the Contracting Officer's written consent before placing subcontracts identified below: _________

        (f) Unless the consent or approval specifically provides otherwise, neither consent by the Contracting Officer to any subcontract nor approval of the Contractor's purchasing system shall constitute a determination (1) of the acceptability of any subcontract terms or conditions (2) of the acceptability of any subcontract price or of any amount paid under any subcontract, or (3) to relieve the Contractor of any responsibility for performing this contract.

        (g) No subcontract placed under this contract shall provide for payment on a cost-plus-a-percentage-of-cost basis, and any fee payable under cost-reimbursement subcontracts shall not exceed the fee limitations in subsection 15.903(d) of the Federal Acquisition Regulation (FAR).

        (h) The Government reserves the right to review the Contractor's purchasing system as set forth in FAR Subpart 44.3.

                                (End of clause)

74   52.246-12       INSPECTION OF CONSTRUCTION (AUG 1996)

        (a) Definition. "Work" includes, but is not limited to, materials, workmanship, and manufacture and fabrication of components.

        (b) The Contractor shall maintain an adequate inspection system and perform such inspections as will ensure that the work performed under the contract conforms to contract requirements. The Contractor shall maintain complete inspection records and make them available to the Government. All work shall be conducted under the general direction of the Contracting Officer and is subject to Government inspection and test at all places and at all reasonable times before acceptance to ensure strict compliance with the terms of the contract.

        (c) Government inspections and tests are for the sole benefit of the Government and do not--

          (1) Relieve the Contractor of responsibility for providing adequate

                                   00700-105
        quality control measures:

          (2) Relieve the Contractor of responsibility for damage to or loss of the material before acceptance;

          (3) Constitute or imply acceptance; or

          (4) Affect the continuing rights of the Government after acceptance of the completed work under paragraph (i) below.

        (d) The presence or absence of a Government inspector does not relieve the Contractor from any contract requirement, nor is the inspector authorized to change any term or condition of the specification without the Contracting Officer's written authorization.

        (e) The Contractor shall promptly furnish, at no increase in contract price, all facilities, labor, and material reasonably needed for performing such safe and convenient inspections and tests as may be required by the Contracting Officer. The Government may charge to the Contractor any additional cost of inspection or test when work is not ready at the time specified by the Contractor for inspection or test, or when prior rejection makes reinspection or retest necessary. The Government shall perform all inspections and tests in a manner that will not unnecessarily delay the work. Special, full size, and performance tests shall be performed as described in the contract.

        (f) The Contractor shall, without charge, replace or correct work found by the Government not to conform to contract requirements, unless in the public interest the Government consents to accept the work with an appropriate adjustment in contract price. The Contractor shall promptly segregate and remove rejected material from the premises.

        (g) If the Contractor does not promptly replace or correct rejected work, the Government may (1) by contract or otherwise, replace or correct the work and charge the cost to the Contractor or (2) terminate for default the Contractor's right to proceed.

        (h) If, before acceptance of the entire work, the Government decides to examine already completed work by removing it or tearing it out, the Contractor, on request, shall promptly furnish all necessary facilities, labor, and material. If the work is found to be defective or nonconforming in any material respect due to the fault of the Contractor or its subcontractors, the Contractor shall defray the expenses of the examination and of satisfactory reconstruction. However, if the work is found to meet contract requirements, the Contracting Officer shall make an equitable adjustment for the additional services involved in the examination and reconstruction, including, if completion of the work was thereby delayed, an extension of time.

        (i) Unless otherwise specified in the contract, the Government shall

                                   00700-106
     accept, as promptly as practicable after completion and inspection, all work required by the contract or that portion of the work the Contracting Officer determines can be accepted separately. Acceptance shall be final and conclusive except for latent defects, fraud, gross mistakes amounting to fraud, or the Government's rights under any warranty or guarantee.

                                (End of clause)


75   52.246-21      WARRANTY OF CONSTRUCTION (MAR 1994)

          (a) In addition to any other warranties in this contract, the Contractor warrants, except as provided in paragraph (i) of this clause, that work performed under this contract conforms to the contract requirements and is free of any defect in equipment, material, or design furnished, or workmanship performed by the Contractor or any subcontractor or supplier at any tier.

          (b) This warranty shall continue for a period of 1 year from the date of final acceptance of the work. If the Government takes possession of any part of the work before final acceptance, this warranty shall continue for a period of 1 year from the date the Government takes possession.

          (c) The Contractor shall remedy at the Contractor's expense any failure to conform, or any defect. In addition, the Contractor shall remedy at the Contractor's expense any damage to Government-owned or controlled real or personal property, when that damage is the result of--

               (1) The Contractor's failure to conform to contract requirements; or

               (2) Any defect of equipment, material, workmanship, or design furnished.

          (d) The Contractor shall restore any work damaged in fulfilling the terms and conditions of this clause. The Contractor's warranty with respect to work repaired or replaced will run for 1 year from the date of repair or replacement.

          (e) The Contracting Officer shall notify the Contractor, in writing, within a reasonable time after the discovery of any failure, defect, or damage.

          (f) If the Contractor fails to remedy any failure, defect, or damage within a reasonable time after receipt of notice, the Government shall have the right to replace, repair, or otherwise remedy the failure, defect, or damage at the Contractor's expense.

          (g) With respect to all warranties, express or implied, from subcontractors, manufactures, or suppliers for work performed and materials furnished under this contract, the Contractor shall--

                                   00700-107

               (1) Obtain all warranties that would be given in normal commercial practice;

               (2) Require all warranties to be executed, in writing, for the benefit of the Government, if directed by the Contracting Officer; and

               (3) Enforce all warranties for the benefit of the Government, if directed by the Contracting Officer.

          (h) In the event the Contractor's warranty under paragraph (b) of this clause has expired, the Government may bring suit at its expense to enforce a subcontractor's, manufacturer's, or supplier's warranty.

          (i) Unless a defect is caused by the negligence of the Contractor or subcontractor or supplier at any tier, the Contractor shall not be liable for the repair of any defects of material or design furnished by the Government nor for the repair of any damage that results from any defect in Government-furnished material or design.

          (j) This warranty shall not limit the Government's rights under the Inspection and Acceptance clause of this contract with respect to latent defects, gross mistakes, or fraud.

                                (End of clause)

                             (R 7-604.4 1976 JUL)


76   52.248-3 I      VALUE ENGINEERING--CONSTRUCTION (MAR 1989)--ALTERNATE I
                     (APR 1984)

          (a) General. The Contractor is encouraged to develop, prepare, and submit value engineering change proposals (VECP's) voluntarily. The Contractor shall share in any instant contract savings realized from accepted VECP's, in accordance with paragraph (f) below.

          (b) Definitions. "Collateral costs," as used in this clause, means agency costs of operation, maintenance, logistic support, or Government-furnished property.

          "Collateral savings," as used in this clause, means those measurable net reductions resulting from a VECP in the agency's overall projected collateral costs, exclusive of acquisition savings, whether or not the acquisition cost changes.

          "Contractor's development and implementation costs," as used in this clause, means those costs the Contractor incurs on a VECP specifically in developing, testing, preparing, and submitting the VECP, as well as those costs the Contractor incurs to make the contractual changes required by Government acceptance of a VECP.

          "Government costs," as used in this clause, means those agency costs that result directly from developing and implementing the VECP, such as

                                   00700-108
any net increases in the cost of testing, operations, maintenance, and logistic support. The term does not include the normal administrative costs of processing the VECP.

  "Instant contract savings," as used in this clause, means the estimated reduction in Contractor cost of performance resulting from acceptance of the VECP, minus allowable Contractor's development and implementation costs, including subcontractors' development and implementation costs (see paragraph
(h) below).

  "Value engineering change proposal (VECP)" means a proposal that**

     (1)  Requires a change to this, the instant contract, to implement and

     (2) Results in reducing the contract price or estimated cost without impairing essential functions or characteristics: provided, that it does not involve a change**

      (i)  In deliverable end item quantities only, or

      (ii) To the contract type only.

  (c) VECP preparation. As a minimum, the Contractor shall include in each VECP the information described in subparagraphs (1) through (7) below. If the proposed change is affected by contractually required configuration management or similar procedures, the instructions in those procedures relating to format, identification, and priority assignment shall govern VECP preparation. The VECP shall include the following:

    (1) A description of the difference between the existing contract requirement and that proposed, the comparative advantages and disadvantages of each, a justification when an item's function or characteristics are being altered, and the effect of the change on the end item's performance.

    (2) A list and analysis of the contract requirements that must be changed if the VECP is accepted, including any suggested specification revisions.

    (3) A separate, detailed cost estimate for (i) the affected portions of the existing contract requirement and (ii) the VECP. The cost reduction associated with the VECP shall take into account the Contractor's allowable development and implementation costs, including any amount attributable to subcontractors under paragraph (h) below.

    (4) A description and estimate of costs the Government may incur in implementing the VECP, such as test and evaluation and operating and support costs.

    (5) A prediction of any effects the proposed change would have on collateral costs to the agency.

    (6) A statement of the time by which a contract modification accepting the VECP must be issued in order to achieve the maximum cost reduction.

                                   00700-109
        noting any effect on the contract completion time or delivery schedule.

          (7) Identification of any previous submissions of the VECP, including the dates submitted, the agencies and contract numbers involved, and previous Government actions, if known.

        (d) Submission. The Contractor shall submit VECP's to the Resident Engineer at the worksite, with a copy to the Contracting Officer.

        (e) Government action. (1) The Contracting Officer shall notify the Contractor of the status of the VECP within 45 calendar days after the contracting office receives it. If additional time is required, the Contracting Officer shall notify the Contractor within the 45-day period and provide the reason for the delay and the expected date of the decision. The Government will process VECP's expeditiously; however, it shall not be liable for any delay in acting upon a VECP.

          (2) If the VECP is not accepted, the Contracting Officer shall notify the Contractor in writing, explaining the reasons for rejection. The Contractor may withdraw any VECP, in whole or in part, at any time before it is accepted by the Government. The Contracting Officer may require that the Contractor provide written notification before undertaking significant expenditures for VECP effort.

          (3) Any VECP may be accepted, in whole or in part, by the Contracting Officer's award of a modification to this contract citing this clause. The Contracting Officer may accept the VECP, even though an agreement on price reduction has not been reached, by issuing the Contractor a notice to proceed with the change. Until a notice to proceed is issued or a contract modification applies a VECP to this contract, the Contractor shall perform in accordance with the existing contract. The Contracting Officer's decision to accept or reject all or part of any VECP shall be final and not subject to the Disputes clause or otherwise subject to litigation under the Contract Disputes Act of 1978 (41 U.S.C. 601-613).

        (f) Sharing. (1) Rates. The Government's share of savings is determined by subtracting Government costs from instant contract savings and multiplying the result by (i) 45 percent for fixed-price contracts or (ii) 75 percent for cost-reimbursement contracts.

          (2) Payment. Payment of any share due the Contractor for use of a VECP on this contract shall be authorized by a modification to this contract to--

            (i)   Accept the VECP;

            (ii) Reduce the contract price or estimated cost by the amount of instant contract savings; and

            (iii) Provide the Contractor's share of savings by adding the amount calculated to the contract price or fee.

                                   00700-110

        (g) Subcontracts. The Contractor shall include an appropriate value engineering clause in any subcontract of $50,000 or more and may include one in subcontracts of lesser value. In computing any adjustment in this contract's price under paragraph (f) above, the Contractor's allowable development and implementation costs shall include any subcontractor's allowable development and implementation costs clearly resulting from a VECP accepted by the Government under this contract, but shall exclude any value engineering incentive payments to a Subcontractor. The Contractor may choose any arrangement for subcontractor value engineering incentive payments; provided, that these payments shall not reduce the Government's share of the savings resulting from the VECP.

        (h) Data. The Contractor may restrict the Government's right to use any part of a VECP or the supporting data by marking the following legend on the affected parts:

     "These data, furnished under the Value Engineering--Construction clause of contract ________________, shall not be disclosed outside the Government or duplicated, used, or disclosed, in whole or in part, for any purpose other than to evaluate a value engineering change proposal submitted under the clause. This restriction does not limit the Government's right to use information contained in these data if it has been obtained or is otherwise available from the Contractor or from another source without limitations."

        If a VECP is accepted, the Contractor hereby grants the Government unlimited rights in the VECP and supporting data, except that, with respect to data qualifying and submitted as limited rights technical data, the Government shall have the rights specified in the contract modification implementing the VECP and shall appropriately mark the data. (The terms "unlimited rights" and "limited rights" are defined in Part 27 of the Federal Acquisition Regulation.)

                                (End of clause)

77   52.249-2 I     TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE)
                    (SEP 1996)-- ALTERNATE I (SEP 1996)

        (a) The Government may terminate performance of work under this contract in whole or, from time to time in part if the Contracting Officer determines that a termination is in the Government's interest. The Contracting Officer shall terminate by delivering to the Contractor a Notice of Termination specifying the extent of termination and the effective date.

                                   00700-111

   (b) After receipt of a Notice of Termination, and except as directed by the Contracting Officer, the Contractor shall immediately proceed with the following obligations, regardless of any delay in determining or adjusting any amounts due under this clause:

     (1) Stop work as specified in the notice.

     (2) Place no further subcontracts or orders (referred to as subcontracts in this clause) for materials, services, or facilities, except as necessary to complete the continued portion of the contract.

     (3) Terminate all subcontracts to the extent they relate to the work terminated.

     (4) Assign to the Government, as directed by the Contracting Officer, all right, title, and interest of the Contractor under the subcontracts terminated, in which case the Government shall have the right to settle or pay any termination settlement proposal arising out of those terminations.

     (5) With approval or ratification to the extent required by the Contracting Officer, settle all outstanding liabilities and termination settlement proposals arising from the termination of subcontracts, the approval or ratification will be final for purposes of this clause.

     (6) As directed by the Contracting Officer, transfer title and deliver to the Government (i) the fabricated or unfabricated parts, work in process, completed work, supplies, and other material produced or acquired for the work terminated, and (ii) the completed or partially completed plans, drawings, information, and other property that, if the contract had been completed, would be required to be furnished to the Government.

     (7)  Complete performance of the work not terminated.

     (8) Take any action that may be necessary, or that the Contracting Officer may direct, for the protection and preservation of the property related to this contract that is in the possession of the Contractor and in which the Government has or may acquire an interest.

     (9) Use its best efforts to sell, as directed or authorized by the Contracting Officer, any property of the types referred to in subparagraph
   (b) (c) of this clause; provided, however, that the Contractor (i) is not required to extend credit to any purchaser and (ii) may acquire the property under the conditions prescribed by, and at prices approved by, the Contracting Officer. The proceeds of any transfer or disposition will be applied to reduce any payments to be made by the Government under this contract, credited to the price or cost of the work, or paid in any other manner directed by the Contracting Officer.

                                   00700-112

          (c) The Contractor shall submit complete termination inventory schedules no later than 120 days from the effective date of termination, unless extended in writing by the Contracting Officer upon written request of the Contractor within this 120-day period.

          (d) After expiration of the plant clearance period as defined in Subpart 45.6 of the Federal Acquisition Regulation, the Contractor may submit to the Contracting Officer a list, certified as to quantity and quality, of termination inventory not previously disposed of, excluding items authorized for disposition by the Contracting Officer. The Contractor may request the Government to remove those items or enter into an agreement for their storage. Within 15 days, the Government will accept title to those items and remove them or enter into a storage agreement. The Contracting Officer may verify the list upon removal of the items, or if stored, within 45 days from submission of the list, and shall correct the list, as necessary, before final settlement.

          (e) After termination, the Contractor shall submit a final termination settlement proposal to the Contracting Officer in the form and with the certification prescribed by the Contracting Officer. The Contractor shall submit the proposal promptly, but no later than 1 year from the effective date of termination, unless extended in writing by the Contracting Officer upon written request of the Contractor within this 1 year period. However, if the Contracting Officer determines that the facts justify it, a termination settlement proposal may be received and acted on after 1 year or any extension. If the Contractor fails to submit the proposal within the time allowed, the Contracting Officer may determine, on the basis of information available, the amount, if any, due the Contractor because of the termination and shall pay the amount determined.

          (f) Subject to paragraph (e) of this clause, the Contractor and the Contracting Officer may agree upon the whole or any part of the amount to be paid or remaining to be paid because of the termination. The amount may include a reasonable allowance for profit on work done. However, the agreed amount, whether under this paragraph (f) or paragraph (g) of this clause, exclusive of costs shown in subparagraph (g) (3) of this clause, may not exceed the total contract price as reduced by (1) the amount of payments previously made and (2) the contract price of work not terminated. The contract shall be modified, and the Contractor paid the agreed amount. Paragraph (g) of this clause shall not limit, restrict, or affect the amount that may be agreed upon to be paid under this paragraph.

          (g) If the Contractor and Contracting Officer fail to agree on the whole amount to be paid the Contractor because of the termination of work, the Contracting Officer shall pay the Contractor the amounts determined as

                                   00700-113
     follow, but without duplication of any amounts agreed upon under paragraph
     (f) of this clause:

          (1) For contract work performed before the effective date of termination, the total (without duplication of any items) of--

              (i)   The cost of this work;

              (ii) The cost of settling and paying termination settlement proposals under terminated subcontracts that are properly chargeable to the terminated portion of the contract if not included in subdivision (g) (1) (1) of this clause; and

              (iii) A sum, as profit on subdivision (g) (1) (1) of this clause, determined by the Contracting Officer under 49.202 of the Federal Acquisition Regulation, in effect on the date of this contract, to be fair and reasonable; however, if it appears that the Contractor would have sustained a loss on the entire contract had it been completed, the Contracting Officer shall allow no profit under this subdivision
          (iii) and shall reduce the settlement to reflect the indicated rate of loss.

          (2) The reasonable costs of settlement of the work terminated, including--

              (i) Accounting, legal, clerical, and other expenses reasonably necessary for the preparation of termination settlement proposals and supporting data;

              (ii) The termination and settlement of subcontracts (excluding the amounts of such settlements), and

              (iii) Storage, transportation, and other costs incurred, reasonably necessary for the preservation, protection, or disposition of the termination inventory.

          (h) Except for normal spoilage, and except to the extent that the Government expressly assumed the risk of loss, the Contracting Officer shall exclude from the amounts payable to the Contractor under paragraph
     (g) of this clause, the fair value, as determined by the Contracting Officer, of property that is destroyed, lost, stolen, or damaged so as to become undeliverable to the Government or to a buyer.

          (i) The cost principles and procedures of Part 31 of the Federal Acquisition Regulation, in effect on the date of this contract, shall govern all costs claimed, agreed to, or determined under this clause.

          (j) The Contractor shall have the right of appeal, under the Disputes clause, from any determination made by the Contracting Officer under paragraph (e), (g), or (1) of this clause, except that if the Contractor failed to submit the termination settlement proposal or request for equitable adjustment within the time provided in paragraph (e) or (l), respectively, and failed to request a time extension, there is no right of

                                   00700-114
appeal.

  (k) In arriving at the amount due the Contractor under this clause, there shall be deducted--

     (1) All unliquidated advance or other payments to the Contractor under the terminated portion of this contract;

     (2) Any claim which the Government has against the Contractor under this contract; and

     (3) The agreed price for, or the proceeds of sale of, materials, supplies, or other things acquired by the Contractor or sold under the provisions of this clause and not recovered by or credited to the Government.

  (l) If the termination is partial, the Contractor may file a proposal with the Contracting Officer for an equitable adjustment of the price(s) of the continued portion of the contract. The Contracting Officer shall make any equitable adjustment agreed upon. Any proposal by the Contractor for an equitable adjustment under this clause shall be requested within 90 days from the effective date of termination unless extended in writing by the Contracting Officer.

   (m) (1) The Government may, under the terms and conditions it prescribes, make partial payments and payments against costs incurred by the Contractor for the terminated portion of the contract, if the Contracting Officer believes the total of these payments will not exceed the amount to which the Contractor will be entitled.

       (2) If the total payments exceed the amount finally determined to be due, the Contractor shall repay the excess to the Government upon demand, together with interest computed at the rate established by the Secretary of the Treasury under 50 U.S.C. App. 1215(b)(2). Interest shall be computed for the period from the date the excess payment is received by the Contractor to the date the excess is repaid. Interest shall not be charged on any excess payment due to a reduction in the Contractor's termination settlement proposal because of retention or other disposition, or a later date determined by the Contracting Officer because of the circumstances.

  (n) Unless otherwise provided in this contract or by statute, the Contractor shall maintain all records and documents relating to the terminated portion of this contract for 3 years after final settlement. This includes all books and other evidence bearing on the Contractor's costs and expenses under this contract. The Contractor shall make these records and documents available to the Government, at the Contractor's office, at all reasonable times, without any direct charge. If approved

                                   00700-115
     by the Contracting Officer, photographs, microphotographs, or other authentic reproductions may be maintained instead of original records and documents.

                                (End of clause)

78   52.249-10     DEFAULT (FIXED-PRICE CONSTRUCTION) (APR 1984)

          (a) If the Contractor refuses or fails to prosecute the work or any separable part, with the diligence that will insure its completion within the time specified in this contract including any extension, or fails to complete the work within this time, the Government may, be written notice to the Contractor, terminate the right to proceed with the work (or the separable part of the work) that has been delayed. In this event, the Government may take over the work and complete it by contract or otherwise, and may take possession of and use any materials, appliances, and plant on the work site necessary for completing the work. The Contractor and its sureties shall be liable for any damage to the Government resulting from the Contractor's refusal or failure to complete the work within the specified time, whether or not the Contractor's right to proceed with the work is terminated. This liability includes any increased costs incurred by the Government in completing the work.

          (b) The Contractor's right to proceed shall not be terminated nor the Contractor charged with damages under this clause, if-

               (1) The delay in completing the work arises from unforeseeable causes beyond the control and without the fault or negligence of the Contractor. Examples of such causes include (i) acts of God or of the public enemy, (ii) acts of the Government in either its sovereign or contractual capacity, (iii) acts of another Contractor in the performance of a contract with the Government, (iv) fires, (v) floods, (vi) epidemics, (vii) quarantine restrictions, (viii) strikes,
          (ix) freight embargoes, (x) unusually severe weather, or (xi) delays of subcontractors or suppliers at any tier arising from unforeseeable causes beyond the control and without the fault or negligence of both the Contractor and the subcontractors or suppliers; and

               (2) The Contractor, within 10 days from the beginning of any delay (unless extended by the Contracting Officer), notifies the Contracting Officer in writing of the causes of delay. The Contracting Officer shall ascertain the facts and the extent of delay. If, in the judgment of the Contracting Officer, the findings of fact warrant such action, the time for completing the work shall be extended. The findings of the

                                   00700-116

          Contracting Officer shall be final and conclusive on the parties, but subject to appeal under the disputes clause.

          (c) If, after termination of the Contractor's right to proceed, it is determined that the Contractor was not in default, or that the delay was excusable, the rights and obligations of the parties will be the same as if the termination had been issued for the convenience of the Government.

          (d) The rights and remedies of the Government in this clause are in addition to any other rights and remedies provided by law or under this contract.

                                (End of clause)

79   52.252-8    AUTHORIZED DEVIATIONS IN CLAUSES (APR 1994)

          (a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the date of the clause.

          (b) The use in this solicitation or contract of any ___________ (48 CFR _________) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the name of the regulation.

                                (End of clause)

                                     (NM)

80   52.253-1    COMPUTER GENERATED FORMS (JAN 1991)

          (a) Any data required to be submitted on a Standard or Optional Form prescribed by the Federal Acquisition Regulation (FAR) may be submitted on a computer generated version of the form provided there is no change to the name, content, or sequence of the data elements on the form, and provided the form carries the Standard of Optional Form number and edition date.

          (b) Unless prohibited by agency regulations, any date required to be submitted on an agency unique form prescribed by an agency supplement to the FAR may be submitted on a computer generated version of the form provided there is no change to the name, content, or sequence of the data elements on the form and provided the form carries the agency form number and edition date.

          (c) If the Contractor submits a computer generated version of a form that is different than the required form, then the rights and obligations of the parties will be determined based on the content of the required

                                   00700-117
     form.

                                (End of clause)

81   252.201-7000    CONTRACTING OFFICER'S REPRESENTATIVE (DEC 1991)

          (a) Definition. "Contracting Officer's representative" means an individual designated in accordance with subsection 201.602-2 of the Defense Federal Acquisition Regulation Supplement and authorized in writing by the Contracting Officer to perform specific technical or administrative functions.

          (b) If the Contracting Officer designated a contracting officer's representative (COR), the Contractor will receive a copy of the written designation. It will specify the extent of the COR's authority to act on behalf of the Contracting Officer. The COR is not authorized to make any commitments or changes that will affect price, quality, quantity, delivery, or any other term or condition of the contract.

                                (End of clause)

82   252.203-7001    SPECIAL PROHIBITION ON EMPLOYMENT (NOV 1995)

          (a)  Definitions.

          As used in this clause--

               (1) "Arising out of a contract with the DoD" means any act in connection with--

                    (i)   Attempting to obtain,

                    (ii)  Obtaining, or

                    (iii) Performing a contract or first-tier subcontract of any agency, department, or component of the Department of Defense
               (DoD).

               (2) "Conviction of fraud or any other felony" means any conviction for fraud or a felony in violation of state or Federal criminal statutes, whether entered on a verdict or plea, including a plea of nolo contendare, for which sentence has been imposed.

               (3) "Date of conviction" means the date the judgment was entered against the individual.

          (b) 10 U.S.C. 2408 provides that any individual who is convicted after September 29, 1988, of fraud or any other felony arising out of a contract with the DoD is prohibited from:

               (1) Working in a management or supervisory capacity on any DoD contract or first-tier subcontract;

                                   00700-118

               (2) Serving on the board of directors of any DoD Contractor or first-tier subcontractor; or

               (3) Serving as a consultant to any DoD Contractor or first-tier subcontractor.

          (c) Unless waived, the prohibition in paragraph (b) applies for five years from the date of conviction.

          (d) 10 U.S.C. 2408 further provides that a defense Contractor or first-tier subcontractor shall be subject to a criminal penalty of not more than $500,000 if convicted of knowingly--

               (1) Employing a person under a prohibition specified in paragraph (b) of this clause; or

               (2) Allowing such person to serve on the board of directors of the Contractor or first-tier subcontractor.

          (e) In addition to the criminal penalties contained in 10 U.S.C. 2408, the Government may consider other available remedies, such as--

               (1)  Suspension or debarment;

               (2)  Cancellation of the contract at no cost to the Government;
          or

               (3)  Termination of the contract for default.

          (f) The Contractor may submit written requests for waiver of the prohibitions in paragraph (b) of this clause to the Contracting Officer. Requests shall clearly identify--

               (1)  The person involved;

               (2) The nature of the conviction and resultant sentence or punishment imposed;

               (3)  The reasons for the requested waiver; and,

               (4) An explanation of why a waiver is in the interest of national security.

          (g) The Contractor agrees to include the substance of this clause, appropriately modified to reflect the identity and relationship of the parties, in all first-tier subcontracts exceeding the simplified acquisition threshold in Part 13 of the Federal Acquisition Regulation, except those for commercial items or components.

          (h) Pursuant to 10 U.S.C. 2408(c), defence contractors and subcontractors may obtain information as to whether a particular person has been convicted of fraud or any other felony arising out of a contract with the DoD by contacting The Office of Justice Programs, The Denial of Benefits Office, U.S. Department of Justice, telephone (202) 307-1065.

                                (End of clause)

83   252.203-7002    DISPLAY OF DOD HOTLINE POSTER (DEC 1991)

                                   00700-119

          (a) The Contractor shall display prominently in common work areas within business segments performing work under Department of Defence (DoD) contracts, DoD Hotline Posters prepared by the DoD Office of the Inspector General.

          (b) DoD Hotline Posters may be obtained from the DoD Inspector General, ATTN: Defense Hotline, 400 Army Navy Drive, Washington, DC 22202-2684.

          (c) The Contractor need not comply with paragraph (a) of this clause if it has established a mechanism, such as a hotline, by which employees may report suspected instances of improper conduct, and instructions that encourage employees to make such reports.

                                [End of clause)

84   252.204-7000    DISCLOSURE OF INFORMATION (DEC 1991)

          (a) The Contractor shall not release to anyone outside the Contractor's organization any unclassified information, regardless of medium (e.g., film, tape, document), pertaining to any part of this contract or any program related to this contract, unless--

               (1)  The Contracting Officer has given prior written approval; or

               (2) The information is otherwise in the public domain before the date of release.

          (b) Requests for approval shall identify the specific information to be released, the medium to be used, and the purpose for the release. The Contractor shall submit its request to the Contracting Officer at least 45 days before the proposed date for release.

          (e) The Contractor agrees to include a similar requirement in each subcontract under this contract. Subcontractors shall submit requests for authorization to release through the prime Contractor to the Contracting Officer.

                                (End of clause)

85   252.204-7003   CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT (APR 1992)

          The Contractor's procedures for protecting against unauthorized disclosure of information shall nor require Department of Defence employees or members of the Armed Forces to relinquish control of their work products, whether classified or not, to the Contractor.

                                (End of clause)

                                   00700-120

86   252.205-7000    PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS
                     (DEC 1991)

          (a)  Definition.

          "Cooperative agreement holder" means a State or local government; a private, nonprofit organization; a tribal organization (as defined in section 4(c) of the Indian Self-Determination and Education Assistance Act (Pub. L. 93-268; 25 U.S.C. 450(c))); or an economic enterprise (as defined in section 3(a) of the Indian Financing Act of 1974 (Pub. L. 93-362; 25 U.S.C. 1452(e))) whether such economic enterprise is organized for profit or nonprofit purposes; which has an agreement with the Defence Logistics Agency to furnish procurement technical assistance to business entities.

          (b) The Contractor shall provide cooperative agreement holders, upon their request, with a list of those appropriate employees or offices responsible for entering into subcontracts under defence contracts. The list shall include the business address, telephone number, and area of responsibility of each employee or office.

          (c) The Contractor need not provide the listing to a particular cooperative agreement holder more frequently than once a year.

                                (End of clause)

87   252.209-7000    ACQUISITION FROM SUBCONTRACTORS SUBJECT TO ON-SITE
                     INSPECTION UNDER THE INTERMEDIATE-RANGE NUCLEAR FORCES
                     (INF) TREATY (NOV 1995)

          (a) The Contractor shall not deny consideration for a subcontract award under this contract to a potential subcontractor subject to on-site inspection under the INF Treaty, or a similar treaty, solely or in part because of the actual or potential presence of Soviet inspectors at the subcontractor's facility, unless the decision is approved by the Contracting Officer.

          (b) The Contractor shall incorporate this clause, including this paragraph (b), in all solicitations and contracts exceeding the simplified acquisition threshold in Part 13 of the Federal Acquisition Regulation, except those for commercial items.

                                (End of clause)

88   252.209-7004    REPORTING OF COMMERCIAL TRANSACTIONS WITH THE GOVERNMENT OF
                     A TERRORIST

                                 00700-121

                         COUNTRY (SEP 1994)

          (a)  Definitions.

               As used in this clause--

               (1) "Government of a terrorist country" includes the state and the government of a terrorist country, as well as any political subdivision, agency, or instrumentality thereof.

               (2) "Terrorist country" means a country determined by the Secretary of State, under section 6(j) (1) (A) of the Export Administration Act of 1979 (50 U.S.C. App. 2405 (j) (i) (A)), as of 60 days before the contract award date, to be a country the government of which has repeatedly provided support for acts of international terrorism. As of the date of this clause, terrorist countries include:
          Cuba, Iran, Iraq, Libya, North Korea, Sudan, and Syria.

          (b)  Reporting.

               (1) In accordance with section 843 of the National Defense Authorization Act for Fiscal Year 1994 (Pub. L. 103-160), if this contract exceeds $5,000,000, the Contractor shall report each commercial transaction that it conducts with the government of a terrorist country during the period of performance of this contract (but not beyond September 30, 1996).

               (2)  This reporting requirement does not apply to--

                    (i) Transactions conducted by affiliates of subsidiaries of the Contractor; a

                    (ii) Payment or receipt of payment of a judgment or award
               ordered by a court or arbitral tribunal of competent jurisdiction.

               (3)  The Contractor shall submit reports in the following format:

          Title of Report:    Report of Commercial Transactions with the
                              Government of a Terrorist Country

          Date of Report:
          Contract Number:
          Contractor's Name and Address:
          Name and Telephone Number of Individual Submitting Report:
          Commercial Transactions with the Government of a Terrorist Country:

          Country                    Nature of Commercial Transaction

          ________________           ___________________________________________

          ________________           ___________________________________________

                                   00700-122

               (4) The Contractor shall submit reports annually by September 30, but not beyond September 30, 1996. Each report shall include transactions conducted during the preceding one-year period of contract performance.

               (5)  The Contractor shall submit reports to:

          Deputy Director of Defense Procurement (Foreign Contracting), OUSD (A&T) DF (FC), Washington, DC 20301-3060.

                                (End of clause)


89   252.219-7003     SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS
                      SUBCONTRACTING PLAN (DoD CONTRACTS) (APR 1996)


          This clause supplements the Federal Acquisition Regulation 52.219-9, Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan, clause of this contract.

          (a)  Definitions.

          "Historically black colleges and universities," as used in this clause, means institutions determined by the Secretary of Education to meet the requirements of 34 CFR 608.2. The term also means any nonprofit research institution that was an integral part of such a college or university before November 14, 1986.

          "Minority institutions," as used in this clause, means institutions meeting the requirements of section 1046(3) of the Higher Education Act of 1965 (20 U.S.C. 113Sd-5(3)). The term also includes Hispanic-serving institutions as defined in section 316(b)(1) of such Act (20 U.S.C. 1059c(b)(1)).

          (b) Except for company or division-wide commercial items subcontracting plans, the term "small disadvantaged business," when used in the FAR 52.219-9 clause, includes historically black colleges and universities and minority institutions, in addition to small disadvantaged business concerns.

          (c) Work under the contract or its subcontracts shall be credited toward meeting the small disadvantaged business concern goal required by paragraph (d) of the FAR 52.219-9 clause when:

               (1) It is performed on Indian lands or in joint venture with an Indian tribe or a tribally-owned corporation, and

               (2)  It meets the requirements of 10 U.S.C. 2323a.

          (d) Subcontracts awarded to workshops approved by the Committee for Purchase from People Who are Blind or Severely Disabled (41 U.S.C. 46-48), may be counted toward the Contractor's small business subcontracting goal,

          (e) A mentor firm, under the Pilot Mentor-Protege Program established under Section 831 of Pub. L. 101-510, as amended, may count toward its small disadvantaged business goal, subcontracts awarded --

               (1) Protege firms which are qualified organizations employing the severely handicapped; and

               (2) Former protege firms that meet the criteria in Section 831(g)(4) of Pub. L. 101-510.

          (f) The master plan approval referred to in paragraph (f) of the FAR 52.219-9 clause is approval by the Contractor's cognisant contract administration activity.

          (g) In those subcontracting plans which specifically identify small, small disadvantaged, and women-owned small businesses, the Contractor shall notify the Administrative Contracting Officer of any substitutions of firms that are not small, small disadvantaged, or women-owned small businesses for the firms listed in the subcontracting plan. Notifications shall be in writing and shall occur within a reasonable period of time after award of the subcontract. Contractor-specified formats shall be acceptable.

                                (End of clause)


90   252.223-7004        DRUG-FREE WORK FORCE (SEP 1988)

          (a)  Definitions.

               (1) "Employee in a sensitive position," as used in this clause, means an employee who has been granted access to classified information; or employees in other positions that the Contractor determines involve national security, health or safety, or functions other than the foregoing requiring a high degree of trust and confidence.

               (2) "Illegal drugs," as used in this clause, means controlled substances included in Schedules I and II, as defined by section 802(G) of Title 21 of the United States Code, the possession of which is unlawful under Chapter 13 of that Title. The term "illegal drugs" does not mean the use of a controlled substance pursuant to a valid prescription or other uses authorized by law.

          (b) The Contractor agrees to institute and maintain a program for achieving the objective of a drug-free work force. While this clause defines criteria for such a program, contractors are encouraged to implement alternative approaches comparable to the criteria in paragraph
     (c) that are designed to achieve the objectives of this clause.

          (c) Contractor programs shall include the following, or appropriate alternatives;

               (1) Employee assistance programs emphasizing high level direction,

                                   00700-124
               education, counseling, rehabilitation, and coordination with available community resources;

                    (2) Supervisory training to assist in identifying and addressing illegal drug use by Contractor employees;

                    (3) Provision for self-referrals as well as supervisory referrals to treatment with maximum respect for individual confidentiality consistent with safety and security issues;

                    (4) Provision for identifying illegal drug users, including testing on a controlled and carefully monitored basis. Employee drug testing programs shall be established taking account of the following:

                         (i) The Contractor shall establish a program that provides for testing for the use of illegal drugs by employees in sensitive positions. The extent of and criteria for such testing shall be determined by the Contractor based on considerations that include the nature of the work being performed under the contract, the employee's duties, the efficient use of Contractor resources, and the risks to health, safety, or national security that could result from the failure of an employee adequately to discharge his or her position.

                         (ii) In addition, the Contractor may establish a program for employee drug testing--

                              (A) When there is a reasonable suspicion that an employee uses illegal drugs; or

                              (B) When an employee has been involved in an accident or unsafe practice:

                              (C) As part of or as a follow-up to counseling or rehabilitation for illegal drug use;

                              (D)  As part of a voluntary drug testing program.

                         (iii) The Contractor may establish a program to test
                    applicants for employment for illegal drug use.

                         (iv) For the purpose of administering this clause, testing for illegal drugs may be limited to those substances for which testing is prescribed by section 2.1 of Subpart B of the "Mandatory Guidelines for Federal Workplace Drug Testing Programs" (53 FR 11980 (April 11 1988)), issued by the Department of Health and Human Services.

               (d) Contractors shall adopt appropriate personnel procedures to deal with employees who are found to be using drugs illegally. Contractors shall not allow any employee to remain on duty or perform in a sensitive position who is found to use illegal drugs until such time as the Contractor, in accordance with procedures established by the Contractor, determines that the employee may perform in such a position.

               (e) The provisions of this clause pertaining to drug testing programs

                                   00700-125
     shall not apply to the extent they are inconsistent with state or local law, or with an existing collective bargaining Agreement, provided that with respect to the latter, the Contractor agrees that those issues that are in conflict will be a subject of negotiation at the next collective bargaining session.

                                [End of clause]


91   252.225-7007    TRADE AGREEMENTS (JUL 1996)


          (a)  Definitions.

               (1)  "Caribbean Basin country end product"--

                    (i)  Means an article that--

                         (A) Is wholly the growth, product, or manufacture of a Caribbean Basin country (as defined in section 25.401 of the FAR); or

                         (B) Has, in the case of an article which consists in whole or in part of materials from another country or instrumentality, been substantially transformed into a new and different article of commerce with a name, character, or use distinct from that of the article or articles from which it was so transformed. The term includes services (except transportation services) incidental to its supply, provided that the value of those incidental services does not exceed the value of the product itself. It does not include service contracts as such.

                    (ii) Excludes products, other than petroleum and any product derived from petroleum, that are not granted duty-free treatment under the Caribbean Basin Economic Recovery Act (19 U.S.C. 2703
               (b)). These exclusions presently consist of--

                         (A) Textiles and apparel articles that are subject to textile agreements;

                         (B) Footwear, handbags, luggage, flat goods, work gloves, and leather wearing apparel not designated as eligible articles for the purpose of the Generalized System of Preferences under Title V of the Trade Act of 1974;

                         (C) Tuna, prepared or preserved in any manner in airtight containers; and

                         (D) Watches and watch parts (including cases, bracelets, and straps) of whatever type, including, but not limited to, mechanical, quartz digital, or quartz analog, if such watches or watch parts contain any material which is the product of any country to which Harmonized Tariff Schedule column 2 rates of duty apply.

                                   00700-126

               (2) "Components," "domestic end product," "end product," "nonqualifying country," "qualifying country," and "qualifying country end product" have the meanings given in the Buy American Act and Balance of Payments Program clause of this contract.

               (3)  "Designated country" means:

               Aruba                         Japan
               Austria                       Lesotho
               Bangladesh                    Liechtenstein
               Belgium                       Luxembourg
               Benin                         Malawi
               Bhutan                        Maldives
               Botswana                      Mali
               Burkino Faso                  Nepal
               Burundi                       Netherlands
               Canada                        Niger
               Cape Verde                    Norway
               Central African Republic      Portugal
               Chad                          Republic of Korea
               Comoros                       Rwanda
               Denmark                       Singapore
               Finland                       Somalia
               France                        Spain
               Gambia                        Sudan
               Germany                       Sweden
               Greece                        Switzerland
               Guinea                        Tanzania U.R.
               Haiti                         Uganda
               Ireland                       United Kingdom
               Israel                        Western Samoa
               Italy                         Yemen

               (4)  "Designated country end product" means an article that--

                    (i) Is wholly the growth, product, or manufacture of the designated country; or

                    (ii) Has, in the case of an article which consists in whole or in part of materials from another country or instrumentality, been substantially transformed into a new and different article of commerce with a name, character, or use distinct from that of the article or articles from which it was so transformed. The term includes services (except transportation services) incidental to its supply, provided that the value of those incidental services does not exceed the value

                                   00700-127
                    of the product itself. It does not include service contracts as such.

                    (5)  "NAFTA country end product" means an article that--

                         (i) Is wholly the growth, product, or manufacture of the NAFTA country; or

                         (ii) Has, in the case of an article which consists in
                    whole or in part of materials from another country or instrumentality, been substantially transformed in a NAFTA country into a new and different article of commerce with a name, character, or use distinct from that of the article or articles from which it was so transformed. The term includes services (except transportation services) incidental to its supply, provided that the value of those incidental services does not exceed the value of the product itself. It does not include service contracts as such.

                    (6) "North American Free Trade Agreement (NAFTA) country" means Canada or Mexico.

                    (7) "Nondesignated country end product" means any end product which is not a U.S. made end product or a designated country end product.

                    (8) "United States" means the United States, its possessions, Puerto Rico and any other place subject to its jurisdiction, but does not include leased bases or trust territories.

                    (9)  "U.S. made end product" means an article which is--

                         (i) Wholly the growth, product or manufacture of the United States, or

                         (ii) In the case of an article which consists in whole
                    or in part of materials from another country or instrumentality, has been substantially transformed in the United States into a new and distinct article of commerce with a name, character, or use distinct from that of the article or articles from which it was so transformed.

               (b) This clause implements the Trade Agreements Act of 1979 (19 U.S.C. 2501 et seq.), the North American Free Trade Agreement Implementation Act of 1993, and the Caribbean Basin Initiative by providing a preference for U.S. made end products and designated country end products over nondesignated country end products, except nondesignated country end products which are qualifying country end products, NAFTA country end products, or Caribbean Basin end products.

               (c) The Contractor agrees to deliver under this contract only U.S. made end products unless, in its offer. It specified delivery of qualifying country, designated country, NAFTA country, or nondesignated country end products in the Buy American Act--Trade Agreements--Balance of Payments Program Certificate provision.

                    (1) Offerors may not supply a nondesignated country end product

                                   00700-128
        unless--

              (i) It is a qualifying country end product, Caribbean Basin country end product, or a NAFTA country end product;

              (ii) The contracting Officer has determined that offers of U.S. made end products or qualifying, designated, NAFTA, or Caribbean Basin Country end products from responsive, responsible offerors are either not received or are insufficient to fill the Government's requirements; or

              (iii)  A national interest waiver has been granted under
            section 302 of the Trade Agreements Act of 1979 (see FAR
            2S.402(c)).

            (2) An offer certifying that a qualifying country end product, a designated country and product, a NAFTA country end product, or a Caribbean Basin country end product will be supplied requires the Contractor to supply a qualifying country end product, a designated country end product, a NAFTA country end product, or a Caribbean Basin country end product, whichever is certified, or, at the Contractor's option, a U.S. made end product.

          (d) The offered price of end products listed and certified under paragraphs (c) (2) (i) and (vi) of the Buy American Act--Trade Agreements-- Balance of Payments Program Certificate provision of the solicitation must include all applicable duty. The offered price of qualifying country end products, designated country end products, NAFTA country end products, and Caribbean Basin country end products for line items subject to the Trade Agreements Act or the North American Free Trade Agreement Implementation Act, should not include custom fees or duty.

                                (End of clause)

92   252.225-7012   PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES (NOV 1995)

          (a) The Contractor agrees to deliver under this contract only such of the following articles that have been grown, reprocessed, reused, or produced in the United States, its possessions, or Puerto Rico--

               (1)  Food;
               (2)  Clothing;
               (3)  Tents, tarpaulins, or covers;
               (4)  Cotton and other natural fiber products;
               (5)  Woven silk or woven silk blends;
               (6)  Spun silk yarn for cartridge cloth;
               (7)  Synthetic fabric, and coated synthetic fabric;
               (8)  Canvas products;

                                   00700-129

         (9) Wool (whether in the form of fiber or yarn or contained in fabrics, materials, or manufactured articles); or

         (10) Any item of individual equipment manufactured from or containing such fibers, yarns, fabrics, or materials.

       (b) This clause does not apply--

         (1) To supplies listed in FAR 25.108(d)(1), or other supplies for which the Government has determined that a satisfactory quality and sufficient quantity cannot be acquired as and when needed at U.S. market prices;

         (2) To foods which have been manufactured or processed in the United States, its possessions, or Puerto Rico;

         (3) To chemical warfare protective clothing produced in the countries listed in subsection 225.872-1 of the Defense FAR Supplement; or

         (4) To commercial items or components purchased from subcontractors or suppliers.

                                (End of clause)

93   252.225-7026   REPORTING OF CONTRACT PERFORMANCE OUTSIDE THE UNTIED STATES
                    (NOV 1995)

       (a) Reporting criteria.

       Reporting under this clause is required for--

         (1) Offers exceeding $10 million, if the Offeror is aware at the time the offer is submitted that it or its first-tier subcontractor intends to perform any part of the contract that exceeds $500,000 outside the United States and Canada, if that part could be performed inside the United States or Canada;

         (2) Contracts exceeding $10 million, when any part that exceeds $500,000 could be performed inside the United States or Canada, but will be performed outside the United States and Canada. If the information was submitted with the offer, it need not be resubmitted unless it changes; and

         (3) Contracts exceeding $500,000, when any part that exceeds $25,000 will be performed outside the United States, unless a foreign place of performance is--

           (i)  The principal place of performance; and

           (ii) Indicated by the Offeror's entry in the Place of Performance provision of the solicitation.

       (b) Submission of reports.

         (1) The Offeror shall submit reports required by paragraph (a)(1) of this clause with its offer.

         (2) The Contractor shall submit reports required by paragraph (a)(2) of

                                  00700-130
     this clause to the Contracting Officer as soon as the information is known, with a copy to the addressee in paragraph (b) (3) of this clause. With respect to performance by a first-tier subcontractor, this information shall be reported, to the maximum extent practicable, at least 30 days before award of the subcontract.

          (3) The Contractor shall submit reports required by paragraph (a) (3) of this clause within 10 days of the end of each Government quarter to--

               Deputy Director of Defense Procurement (Foreign Contracting) OUSD (A&T) DP (FC)
               Washington, DC 20301-3060

          (4) The Offeror/Contractor shall submit reports on DD Form 2139, Report of Contract Performance Outside the United States. Computer-generated reports are acceptable, provided the report contains all information required by DD Form 2139. Copies of DD Form 2139 may be obtained from the Contracting Officer.

     (c)  Flowdown requirements.

          (1) The Contractor shall include a clause substantially the same as this one in all first-tier subcontracts exceeding $100,00, except subcontracts for commercial items, construction, ores, natural gases, utilities, petroleum products and crudes, timber (logs), or subsistence.

          (2) The Contractor shall provide the prime contract number to subcontractors for reporting purposes.

     (d)  Information required.

          Information to be reported on the part of this contract performed outside the United States (or outside the United States and Canada for reports required by paragraphs (a) (1) and (a) (2) of this clause) includes that for--

               (i)   Subcontracts;

               (ii)  Purchases; and

               (iii) Intracompany transfers when transfers originate in a foreign location.

                                (End of clause)

94  252.225-7031   SECONDARY ARAB BOYCOTT OF ISRAEL (JUN 1992)

          (a)  Definitions.

          As used in this clause--

               (1) "Foreign person" means any person other than a United States person as defined in section 16(2) of the Export Administration Act of 1979 (50 U.S.C. App. Sec 2415).

                                   00700-131

          (2) "United States person" is defined in section 15(2) of the Export Administration Act of 1979 and means any United States resident or national (other than an individual resident outside the United States and employed by other than a United States person), any domestic concern (including any permanent domestic establishment of any foreign concern), and any foreign subsidiary or affiliate (including any permanent foreign establishment) of any domestic concern which is controlled in fact by such domestic concern, as determined under regulations of the President.

       (b)   Certification.

       By submitting this offer, the Offeror, if a foreign person, company or entity, certifies that it--

          (1)   Does not comply with Secondary Arab Boycott of Israel; and

          (2) Is not taking or knowingly agreeing to take any action, with respect to the Secondary Boycott of Israel by Arab countries, which 50 U.S.C. App. Sec 2407(a) prohibits a United States person from taking.

                                (End of clause)

95   252.225-7036   NORTH AMERICAN FREE TRADE AGREEMENT IMPLEMENTATION ACT (JAN
                    1994)

          (a)  Definitions.

            (1) "Components," "domestic end product," "end product," "nonqualifying country," "qualifying country," and "qualifying country end product" have the meanings given in the Buy American Act and Balance of Payments Program clause of this contract.

            (2) "North American Free Trade Agreement (NAFTA) country" means Canada or Mexico.

            (3)   "NAFTA country end product" means an article that--

               (i) Is wholly the growth, product, or manufacture of a NAFTA country; or

               (ii) Has, in the case of an article which consists in whole or in part of materials from another country or instrumentality, been substantially transformed in a NAFTA country into a new and different article of commerce with a name, character, or use distinct from that of the article or articles from which it was so transformed. The term includes services (except transportation services) incidental to its supply, provided that the value of those incidental services does not exceed the value of the product itself. It does not include service contracts as such

            (4) "Non-NAFTA country end product" means any end product which is not a U.S. trade end product or a NAFTA country end product.

                                   00700-132

               (5) "United States" means the United States, its designated possessions, Puerto Rico, and any other place subject to its jurisdiction, but does not include leased bases or trust territories.

               (6)  "U.S. made end product" means an article which is--

                  (i) Wholly the growth, product or manufacture of the United States, or

                  (ii) In the case of an article which consists in whole or in part of materials from another country or instrumentality, has been substantially transformed in the United States into a new and distinct article of commerce with a name, character, or use distinct from that of the article or articles from which it was so transformed.

          (b) This clause implements the North American Free Trade Agreement Implementation Act of 1993 by providing a preference for U.S. made end products and NAFTA country end products over non-NAFTA country end products, except non-NAFTA country end products which are qualifying country end products.

          (c) The Contractor agrees to deliver under this contract only U.S. made end products unless, in its offer, it specified delivery of qualifying country, NAFTA country, or non-NAFTA country end products in the Buy American Act--North American Free Trade Agreement Implementation Act-- Balance of Payments Program Certificate provision. An offer certifying that a qualifying country end product or a NAFTA country end product will be supplied requires the Contractor to supply a qualifying country end product or a NAFTA country end product, whichever is certified, or, at the Contractor's option, a U.S. made end product.

          (d) The offered price of end products listed and certified under paragraphs (c) (2) (i) and (iv) of the Buy American Act--North American Free Trade Agreement Implementation Act--Balance of Payments Program Certificate provision of the solicitation must include all applicable duty. The offered price of qualifying country end products or NAFTA country end products for line items subject to the North American Free Trade Agreement Implementation Act, should not include custom fees or duty.

                                (End of clause)

96   252.227-7000   NON-ESTOPPEL (OCT 1966)

          The Government reserves the right at any time to contest the enforceability, validity, scope of, or the title to any patent or patent application herein licensed without waiving or forfeiting any right under this contract.

                                   00700-133

                                (End of clause)

97   252.227-7022   GOVERNMENT RIGHTS (UNLIMITED) (MAR 1979)

          The Government shall have unlimited rights, in all drawings, designs, specifications, notes and other works developed in the performance of this contract, including the right to use same on any other Government design or construction without additional compensation to the Contractor. The Contractor hereby grants to the Government a paid-up license throughout the world to all such works to which he may assert or establish any claim under design patent or copyright laws. The Contractor for a period of three (3) years after completion of the project agrees to furnish the original or copies of all such works on the request of the Contracting Officer.
                                (End of clause)

98   252.227-7023   DRAWINGS AND OTHER DATA TO BECOME PROPERTY OF GOVERNMENT
                    (MAR 1979)

          All designs, drawings, specifications, notes and other works developed in the performance of this contract shall become the sole property of the Government and may be used on any other design or construction without additional compensation to the Contractor. The Government shall be considered the "person for whom the work was prepared" for the purpose of authorship in any copyrightable work under 17 U.S.C. 201(b). With respect thereto, the Contractor agrees not to assert or authorize others to assert any rights nor establish any claim under the design patent or copyright laws. The Contractor for a period of three (3) years after completion of the project agrees to furnish all retained works on the request of the Contracting Officer. Unless otherwise provided in this contract, the Contractor shall have the right to retain copies of all works beyond such period.

                                (End of clause)

99   252.227-7033   RIGHTS IN SHOP DRAWINGS (APR 1966)

          (a) Shop drawings for construction means drawings, submitted to the Government by the Construction Contractor, subcontractor or any lower-tier subcontractor pursuant to a construction contract, showing in detail (i) the proposed fabrication and assembly of structural elements and (ii) the

                                   00700-134
     installation (i.e., form, fit, and attachment details) of materials or equipment. The Government may duplicate, use, and disclosure in any manner and for any purpose shop drawings delivered under this contract.

       (b) This clause, including this paragraph (b), shall be included in all subcontracts hereunder at any tier.

                                (End of clause)

100  252.231-7000   SUPPLEMENTAL COST PRINCIPLES (DEC 1991)

       When the allowability of costs under this contract is determined in accordance with Part 31 of the Federal Acquisition Regulation (FAR), allowability shall also be determined in accordance with Part 231 of the Defense FAR Supplement, in effect on the date of this contract.

                                (End of clause)

101  252.232-7006   REDUCTION OR SUSPENSION OF CONTRACT PAYMENTS UPON FINDING
                    OF FRAUD (1992)

       (a) 10 U.S.C. 2307(e) permits the head of the agency to reduce or suspend further payments to the Contractor upon a written determination by the agency head that substantial evidence exists that the Contractor's request for advance, partial, or progress payments is based on fraud. The provisions of 10 U.S.C. 2307(e) are in addition to any other rights or remedies provided the Government by law or under contract.

       (b) Actions taken by the Government in accordance with 10 U.S.C. 2307(e) shall not constitute an excusable delay under the Default clause of this contract or otherwise relieve the Contractor of its obligations to perform under this contract.

                                (End of clause)

102  252.236-7000   MODIFICATION PROPOSALS -- PRICE BREAKDOWN (DEC 1991)

       (a) The Contractor shall furnish a price breakdown, itemized as required an within the time specified by the Contracting Officer, with any proposal for a contract modification.

       (b) The price breakdown--

           (1) Must include sufficient detail to permit an analysis of profit, and of all costs for--

                                   00700-135

           (i)   Material;

           (ii)  Labor;

           (iii) Equipment;

           (iv)  Subcontracts; and

           (v)   Overhead; and

         (2) Must cover all work involved in the modification, whether the work was deleted, added, or changed.

       (c) The Contractor shall provide similar price breakdowns to support any amounts claimed for subcontracts.

       (d) The Contractor's proposal shall include a justification for any time extension proposed.

                                (End of clause)

103  252.236-7008   CONTRACT PRICES--BIDDING SCHEDULES (DEC 1991)

       (a) The Government's payment for the items listed in the Bidding Schedule shall constitute full compensation to the Contractor for--

         (1) Furnishing all plant, labor, equipment, appliances, and materials; and

         (2) Performing all operations required to complete the work in conformity with the drawings and specifications.

       (b) The contractor shall include in the prices for the items listed in the Bidding schedule all costs for work in the specifications, whether or not specifically listed in the Bidding Schedule.

                              (End of provision)

104  252.242-7000   POSTAWARD CONFERENCE (DEC 1991)

       The Contractor agrees to attend any postaward conference convened by the contracting activity or contract administration office in accordance with Federal Acquisition Regulation Subpart 42.5.

                                (End of clause)

105  252.243-7001   PRICING OF CONTRACT MODIFICATIONS (DEC 1991)

       When costs are a factor in any price adjustment under this contract, the contract costs principles and procedures in FAR Part 31 an DFARS Part 231, in effect on the date of this contract, apply.

                                   00700-136

                                (End of clause)

106  252.247-7024   NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA (NOV 1995)

          (a) The Contractor has indicated by the response to the solicitation provision, Representation of Extent of Transportation by Sea, that it did not anticipate transporting by sea any supplies. If, however, after the award of this contract, the Contractor learns that supplies, as defined in the Transportation of Supplies by Sea clause of this contract, will be transported by sea, the Contractor--

               (1)  Small notify the Contracting Officer of that fact; and

               (2) Hereby agrees to comply with all the terms and conditions of the Transportation of Suppliers by Sea clause of this contract.

          (b) The Contractor shall including this clause, including this paragraph (b), revised as necessary to reflect the relationship of the contracting parties, in all subcontracts hereunder, except (effective May 1, 1996) subcontracts for the acquisition of commercial items or components.

                                (End of clause)

107  52.254-4       ALTERATIONS IN CONTRACT

     Portions of this contract are altered as follows:

     The Contractor's subcontracting plan is hereby included and made a material part of this Contract pursuant to Contract Clause No. 14, "Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (Alternate
     I)" FAR 52.219-9.

                                   00700-137

                                                                 CONTRACT: 92235
                                                                 ===============
                                                                 CC: PED, MDE
                                                                 FILE: 92235

              [LETTERHEAD OF DEPARTMENT OF THE ARMY APPEARS HERE]

[LOGO]


Pier 400 Project Office                                          06 April 1998
(97C0035-0028)


SUBJECT: Request for Proposal


Pier 400 Constructors
1925 Pier D Street
Long Beach, California 90802-1089

Gentlemen:

     Reference Contract No. DACW09-97-C-0035, Stage 2, Port of Los Angeles, Pier 400 Deep Draft, Navigation Improvements, San Pedro Bay, Los Angeles County, California.

     You are hereby requested to furnish a detailed Cost Proposal to perform the following scope of work:

     Detailed cost breakdown for the Dredge "Florida" under the following conditions:
     1. Standby unit cost rate.
        -------
     2. Full operation unit cost rate to include various material
        --------------
        classifications,
     3. Extended overhead rate

     Your proposal, including a complete break down of costs and/or credits, is to be submitted to the Project Engineer within ten (10) calendar days after receipt of this letter. The break down of costs shall include labor, equipment, overhead and profit for Pier 400 Constructors as well as any subcontractors.

     The break-down must be in sufficient detail as required by the contract clause entitled, "Modification of Proposals Price Break Down", to permit comprehensive review of all materials, labor equipment, overhead costs, and profit for all subcontractors costs as well as for the cost incurred by the Prime Contractor.

     For indentification purposes, reference the assigned Activity No. WN028 on all correspondence regarding this matter. Should you have any questions regarding this matter, contact this office.

                                  Sincerely,
                                  /s/ Julie A. Martinez,
                                  Julie A. Martinez, P.E.
                                  Contracting Officer's Representative

Copies Furnished:
LADO Contract Files (DACW09-97-C-0035)
Area Office Reader File
Resident Office Reader File
CESPL-CO-CM (Bert Romero)
CESPL-PM-C (Ted Gula)
Julie Martinez
Bob Garda

[LOGO]                  [LETTERHEAD OF DEPARTMENT OF THE ARMY]


                                  MAY 12 1997


       REPLY TO
       ATTENTION OF:

Office of the Chief
Procurement Branch


Pier 400 Constructors
2122 York Road
Oak Brook, Illinois 60521


Gentlemen:

     Transmitted for your information and files is an executed copy of Contract No. DACW09-97-C-0035 for Stage 2, Port of Los Angeles, Pier 400 Deep Draft, Navigation Improvements Los Angeles and Long Beach Harbors, San Pedro Bay, Los Angeles County, California, in the amount of $141,485,450.00.

     Enclosed are sample payroll forms setting forth the payroll information required to be furnished weekly by you and your subcontractors, together with instructions pertaining thereto. It is requested that you submit one copy only each week to the Project Engineer. Should you use other types of payroll forms, it is required that you attach DD Form 879, Statement of Compliance, to each
                                            -----------------------
weekly submittal, an initial supply of which is enclosed. Additional copies of these forms may be obtained on request by calling (213)452-3252.

     Enclosed also is a copy of "Instructions to Contractor Relative to Labor Provision of Contract." Additionally, we have enclosed a supply of SF Form 1413, Statement and Acknowledgement, which is to be submitted to the Project Engineer
-----------------------------
in accordance with Contract Clause entitled "Subcontractors."

     Your attention is invited to the following:

     a. The Contract Clause entitled "Superintendence by the Contractor." A written designation of a foreman or superintendent stating his authority will be furnished to the Contracting Officer, for approval, prior to the employment of such foreman or superintendent.

     b. Four (4) copies of each of the Performance and Payment Bonds are forwarded to you with the delivery order. Please execute the original and two
(2) copies of each Bond, in accordance with instruction on the reverse side of the Bonds and return directly to this office; and, in addition, observe the instruction which require typewritten or printed names under all signatures to the contract and bonds.

     A copy of the Department of Labor minimum wage decision included in your contract must be posted in a prominent and easily accessible place at the site of work so that all pages thereof are visible to your employees along with WH Publication 1321, "Notice to Employees", enclosed herewith.

     The Contract Clause entitled "Display of Hotline Poster" requires you to display DOD Hotline Posters (enclosed), if this contract is in the amount of $5 million or more, unless you have established an internal reporting mechanism program.


                                             Sincerely,

                                             /s/ J. A. Eugino
                                             J. A. Eugino
                                             Contracting Officer

Enclosures
CF: Project Engineer, William Gallegos

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_______________________________________________________________________________
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_______________________________________________________________________________
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_______________________________________________________________________________
     693-5080-FTS
_______________________________________________________________________________
     693-5080 Washington, D.C. Metro area.
_______________________________________________________________________________
     OR WRITE:

     DEFENSE HOTLINE
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     WASHINGTON, D.C.
     20301 - 1900

     IDENTITIES OF WRITERS & CALLERS
     FULLY PROTECTED

------------------------------------------------------------------------------------------------------------------------------------
                                                  DATE BOND EXECUTED (Must be same or later than date of
               PERFORMANCE BOND                   contract)                                                   OMB No.: 9000-0045
         (See instructions on reverse)                                                                         Expires: 09/30/98
------------------------------------------------------------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 25 minutes per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the FAR Secretariat (MVR), Federal Acquisition Policy Division, GSA, Washington,
DC 20405
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL (Legal name and business address)                                     TYPE OF ORGANIZATION ("X" one)

  Pier 400 Constructors
  2122 York Road                                                                [_] INDIVIDUAL        [_] PARTNERSHIP
  Oak Brook, Illinois  60521                                                    [X] JOINT VENTURE     [_] CORPORATION
                                                                              ------------------------------------------------------
                                                                                STATE OF INCORPORATION

------------------------------------------------------------------------------------------------------------------------------------
SURETY(IES) (Names(s) and business address(es)                                                  PENAL SUM OF BOND
                                                                              ------------------------------------------------------
                                                                                MILLION(S)     THOUSAND(S)   HUNDRED(S)     CENTS
                                                                                   141            485           450           00
                                                                              ------------------------------------------------------
                                                                                CONTRACT DATE         CONTRACT NO.

                                                                                MAY 12 1997            DACW09-97-C-0035
------------------------------------------------------------------------------------------------------------------------------------
OBLIGATION:

We, the Principal and Surety(ies), are firmly bound to the United States of America (hereinafter called the Government) in the above penal sum. For payment of the penal sum, we bind ourselves, our heirs, executors, administrators, and successors, jointly and severally. However, where the Sureties are corporations acting as co-sureties, we, the Sureties, bind ourselves in such sum "jointly and severally" as well as "severally" only for the purpose of allowing a joint action or actions against any or all of us. For all other purposes, each Surety binds itself, jointly and severally with the Principal, for the payment of the sum shown opposite the name of the Surety. If no limit of liability is indicated, the limit of liability is the full amount of the penal sum.

CONDITIONS:

The Principal has entered into the contract identified above.

THEREFORE:

The above obligation is void if the Principal -

     (a)(1) Performs and fulfills all the undertakings, covenants, terms, conditions, and agreements of the contract during the original term of the contract and any extensions thereof that are granted by the Government, with or without notice to the
Surety(ies), and during the life of any guaranty required under the contract, and (2) performs and fulfills all the undertakings, covenants, terms conditions, and agreements of any and all duly authorized modifications of the contract that hereafter are made.
Notice of those modifications to the Surety(ies) are waived.

     (b)  Pays to the Government the full amount of the taxes imposed by the Government, if the said contract is subject to the
Miller Act, (40 U.S.C. 270a-270e), which are collected, deducted, or withheld from wages paid by the Principal in carrying out the construction contract with respect to which this bond is furnished.

WITNESS:

The Principal and Surety(ies) executed this performance bond and affixed their seals on the above date.
------------------------------------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL
------------------------------------------------------------------------------------------------------------------------------------
               1.                                 2.                                 3.
SIGNATURE(S)

                                          (Seal)                            (Seal)                   (Seal)         Corporate
------------------------------------------------------------------------------------------------------------           Seal
NAME(S) &      1.                                 2.                                 3.
 TITLE(S)
 (Typed)
------------------------------------------------------------------------------------------------------------------------------------
                                                      INDIVIDUAL SURETY(IES)
------------------------------------------------------------------------------------------------------------------------------------
               1.                                                       2.
SIGNATURE(S)
                                                                 (Seal)                                                   (Seal)
------------------------------------------------------------------------------------------------------------------------------------
NAME(S)        1.                                                       2.
(Typed)
------------------------------------------------------------------------------------------------------------------------------------
                                                      CORPORATE SURETY(IES)
------------------------------------------------------------------------------------------------------------------------------------
SURETY A
------------------------------------------------------------------------------------------------------------------------------------
   NAME &                                                               STATE OF INC.        LIABILITY LIMIT
   ADDRESS                                                                                   $
------------------------------------------------------------------------------------------------------------
               1.                                                       2.                                          Corporate
SIGNATURE(S)                                                                                                           Seal

------------------------------------------------------------------------------------------------------------
   NAME(S) &    1.                                                      2.
   TITLE(S)
   (Typed)
------------------------------------------------------------------------------------------------------------------------------------
AUTHORIZED FOR LOCAL REPRODUCTION                                                                  STANDARD FORM 26 (REV. 5-98)
Previous edition not usable                                                              Prescribed by GSA-FAR (48 CFR) 63.228(b)

==============================================================================================================
                            CORPORATE SURETY(IES) (CONTINUED)
--------------------------------------------------------------------------------------------------------------
 SURETY     NAME &                                           STATE OF INC.   LIABILITY LIMIT
   B       ADDRESS                                                           $
--------------------------------------------------------------------------------------------------------------
          SIGNATURE(S)                                       2.                                     Corporate
                                                                                                      Seal
--------------------------------------------------------------------------------------------------------------
            NAME(S)                                          2.
          TITLES(S)
           (Typed)
--------------------------------------------------------------------------------------------------------------
 SURETY     NAME &                                           STATE OF INC.   LIABILITY LIMIT
   C       ADDRESS                                                           $
--------------------------------------------------------------------------------------------------------------
         SIGNATURE(S)                                         2.                                    Corporate
                                                                                                      Seal
--------------------------------------------------------------------------------------------------------------
           NAME(S)                                            2.
         TITLES(S)
          (Typed)
--------------------------------------------------------------------------------------------------------------
 SURETY    NAME &                                             STATE OF INC.  LIABILITY LIMIT
   D     ADDRESS                                                             $
--------------------------------------------------------------------------------------------------------------
         SIGNATURE(S)                                         2.                                    Corporate
                                                                                                      Seal
--------------------------------------------------------------------------------------------------------------
           NAME(S)                                            2.
         TITLES(S)
          (Typed)
--------------------------------------------------------------------------------------------------------------
 SURETY     NAME &                                           STATE OF INC.   LIABILITY LIMIT
   E       ADDRESS                                                           $
--------------------------------------------------------------------------------------------------------------
          SIGNATURE(S)                                       2.                                     Corporate
                                                                                                      Seal
--------------------------------------------------------------------------------------------------------------
            NAME(S)                                          2.
          TITLES(S)
           (Typed)
--------------------------------------------------------------------------------------------------------------
 SURETY     NAME &                                           STATE OF INC.   LIABILITY LIMIT
   F       ADDRESS                                                           $
--------------------------------------------------------------------------------------------------------------
         SIGNATURE(S)                                         2.                                    Corporate
                                                                                                      Seal
--------------------------------------------------------------------------------------------------------------
           NAME(S)                                            2.
         TITLES(S)
          (Typed)
--------------------------------------------------------------------------------------------------------------
 SURETY    NAME &                                             STATE OF INC.  LIABILITY LIMIT
   G     ADDRESS                                                             $
--------------------------------------------------------------------------------------------------------------
         SIGNATURE(S)                                         2.                                    Corporate
                                                                                                      Seal
--------------------------------------------------------------------------------------------------------------
           NAME(S)                                            2.
         TITLES(S)
          (Typed)
--------------------------------------------------------------------------------------------------------------

                ----------------------------------------------
                 BOND        RATE PER THOUSAND($)    TOTAL($)
                 PREMIUM
                ----------------------------------------------

                                 INSTRUCTIONS

1. This form is authorized for use in connection with Government contracts. Any deviation from this form will require the written approval of the Administrator of General Services.

2. Insert the full legal name and business address of the Principal in the space designated "Principal" on the face of the form. An authorized person shall sign the bond. Any person signing in a representative capacity (e.g., an attorney-in-fact) must furnish evidence of authority if that representative is not a member of the firm, partnership, or joint venture, or an officer of the corporation involved.

3. (a) Corporations executing the bond as sureties must appear on the Department of the Treasury's list of approved sureties and must act within the limitation listed therein. Where more than one corporate surety is involved, their names and addresses shall appear in the spaces (Surety A, Surety B, etc.) headed "CORPORATE SURETY(IES)." In the space designated "SURETY(IES)" on the face of the form, insert only the letter identification of the sureties.

     (b) Where individual sureties are involved, a completed Affidavit of Individual Surety (Standard Form 28) for each individual surety, shall accompany the bond. The Government may require the surety to furnish additional substantiating information concerning their financial capability.

4. Corporations executing the bond shall affix their corporate seals. Individuals shall execute the bond opposite the word "Corporate Seal" and shall affix an adhesive seal if executed in Maine, New Hampshire, or any other jurisdiction requiring adhesive seals.

5. Type the name and title of each person signing this bond in the space provided.

================================================================================
                                              STANDARD FORM 25 (REV.5-96) BACK

===================================================================================================================================
                PERFORMANCE BOND           DATE BOND EXECUTED (Must be same or later than date of contract)    OMB No.: 9000-0045
         (SEE INSTRUCTIONS ON REVERSE)                                                                         Expires: 09/30/98
-----------------------------------------------------------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 25 minutes per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the FAR Secretariat (MVR), Federal Acquisition Policy Division,
GSA, Washington, DC 20405
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL (Legal name and business address)                                            TYPE OF ORGANIZATION ("X" one)

     Pier 400 Constructors                                                               [_]  INDIVIDUAL       [_]  PARTNERSHIP
     2122 York Road
     Oak Brook, Illinois  60521                                                          [X]  JOINT VENTURE    [_]  CORPORATION
                                                                                       --------------------------------------------
                                                                                       STATE OF INCORPORATION

-----------------------------------------------------------------------------------------------------------------------------------
SURETY(IES) (Name(s) and business address(es)                                                      PENAL SUM OF BOND
                                                                                       --------------------------------------------
                                                                                       MILLION(S)  THOUSAND(S)  HUNDRED(S)  CENTS
                                                                                             141         485         450        00
                                                                                       --------------------------------------------
                                                                                       CONTRACT DATE        CONTRACT NO.

                                                                                       MAY 12 1997          DACW09-97-C-0035

===================================================================================================================================
OBLIGATION:

We, the Principal and Surety(ies), are firmly bound to the United States of America (hereinafter called the Government) in the above penal sum. For payment of the penal sum, we bind ourselves, our heirs, executors, administrators, and successors, jointly and severally. However, where the Sureties are corporations acting as co-sureties, we, the Sureties, bind ourselves in such sum
"jointly and severally" as well as "severally" only for the purpose of allowing a joint action or actions against any or all of
us. For all purposes, each Surety binds itself, jointly and severally with the Principal, for the payment of the sum shown opposite the name of the Surety. If no limit of liability is indicated, the limit of liability is the full amount of the penal sum.

CONDITIONS:

The Principal has entered into the contract identified above.

THEREFORE:

The above obligation is void if the Principal -

     (a)(1)  Performs and fulfills all the undertakings, covenants, terms, conditions, and agreements of the contract during the original term of the contract and any extensions thereof that are granted by the Government, with or without notice to the
Surety(ies), and during the life of any guaranty required under the contract, and (2) performs and fulfills all the undertakings, covenants, terms, conditions, and agreement of any and all duly authorized modifications of the contract that hereafter are made.
Notice of those modifications to the Surety(ies) are waived.

     (b)     Pays to the Government the full amount of the taxes imposed by the Government, if the said contract is subject to the Miller Act, (40 U.S.C. 270a-270e), which are collected, deducted, or withheld from wages paid by the Principal in carrying out the construction contract with respect to which this bond is furnished.

WITNESS:

The Principal and Surety(ies) executed this performance bond and affixed their seals on the above date.

===================================================================================================================================
                                                               PRINCIPAL
-----------------------------------------------------------------------------------------------------------------------------------
                            1.                            2.                               3.

SIGNATURE(S)
                                                 (Seal)                           (Seal)                      (Seal)     Corporate
-----------------------------------------------------------------------------------------------------------------------
                            1.                            2.                               3.                               Seal
NAME(S) &
TITLE(S)
(Typed)
===================================================================================================================================
                                                       INDIVIDUAL SURETY(IES)
-----------------------------------------------------------------------------------------------------------------------------------
                            1.                                                  2.
SIGNATURE(S)
                                                                 (Seal)                                                  (Seal)
-----------------------------------------------------------------------------------------------------------------------------------
                            1.                                                  2.
 NAME(S)
 (Typed)
===================================================================================================================================
                                                        CORPORATE SURETY(IES)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                STATE OF INC.    LIABILITY LIMIT
 SURETY A      NAME &
               ADDRESS                                                                           $
           ------------------------------------------------------------------------------------------------------------
                            1.                                                  2.                                       Corporate
            SIGNATURE(S)                                                                                                    Seal
           ------------------------------------------------------------------------------------------------------------
              NAME(S) &     1.                                                  2.
               TITLE(S)
               (Typed)
===================================================================================================================================
AUTHORIZED FOR LOCAL REPRODUCTION                                                       STANDARD FORM 25 (REV. 5-96)
Previous edition not usable                                                             Prescribed by GSA-FAR (48 CFR) 53.228(b)

==============================================================================================================
                            CORPORATE SURETY(IES) (CONTINUED)
--------------------------------------------------------------------------------------------------------------
 SURETY     NAME &                                           STATE OF INC.   LIABILITY LIMIT
   B       ADDRESS                                                           $
--------------------------------------------------------------------------------------------------------------
          SIGNATURE(S)                                       2.                                     Corporate
                                                                                                      Seal
--------------------------------------------------------------------------------------------------------------
            NAME(S)                                          2.
          TITLES(S)
           (Typed)
--------------------------------------------------------------------------------------------------------------
 SURETY     NAME &                                           STATE OF INC.   LIABILITY LIMIT
   C       ADDRESS                                                           $
--------------------------------------------------------------------------------------------------------------
         SIGNATURE(S)                                         2.                                    Corporate
                                                                                                      Seal
--------------------------------------------------------------------------------------------------------------
           NAME(S)                                            2.
         TITLES(S)
          (Typed)
--------------------------------------------------------------------------------------------------------------
 SURETY    NAME &                                             STATE OF INC.  LIABILITY LIMIT
   D     ADDRESS                                                             $
--------------------------------------------------------------------------------------------------------------
         SIGNATURE(S)                                         2.                                    Corporate
                                                                                                      Seal
--------------------------------------------------------------------------------------------------------------
           NAME(S)                                            2.
         TITLES(S)
          (Typed)
--------------------------------------------------------------------------------------------------------------
 SURETY     NAME &                                           STATE OF INC.   LIABILITY LIMIT
   E       ADDRESS                                                           $
--------------------------------------------------------------------------------------------------------------
          SIGNATURE(S)                                       2.                                     Corporate
                                                                                                      Seal
--------------------------------------------------------------------------------------------------------------
            NAME(S)                                          2.
          TITLES(S)
           (Typed)
--------------------------------------------------------------------------------------------------------------
 SURETY     NAME &                                           STATE OF INC.   LIABILITY LIMIT
   F       ADDRESS                                                           $
--------------------------------------------------------------------------------------------------------------
         SIGNATURE(S)                                         2.                                    Corporate
                                                                                                      Seal
--------------------------------------------------------------------------------------------------------------
           NAME(S)                                            2.
         TITLES(S)
          (Typed)
--------------------------------------------------------------------------------------------------------------
 SURETY    NAME &                                             STATE OF INC.  LIABILITY LIMIT
   G     ADDRESS                                                             $
--------------------------------------------------------------------------------------------------------------
         SIGNATURE(S)                                         2.                                    Corporate
                                                                                                      Seal
--------------------------------------------------------------------------------------------------------------
           NAME(S)                                            2.
         TITLES(S)
          (Typed)
--------------------------------------------------------------------------------------------------------------

                ----------------------------------------------
                 BOND        RATE PER THOUSAND($)    TOTAL($)
                 PREMIUM
                ----------------------------------------------

                                 INSTRUCTIONS

1. This form is authorized for use in connection with Government contracts. Any deviation from this form will require the written approval of the Administrator of General Services.

2. Insert the full legal name and business address of the Principal in the space designated "Principal" on the face of the form. An authorized person shall sign the bond. Any person signing in a representative capacity (e.g., an attorney-in-fact) must furnish evidence of authority if that representative is not a member of the firm, partnership, or joint venture, or an officer of the corporation involved.

3. (a) Corporations executing the bond as sureties must appear on the Department of the Treasury's list of approved sureties and must act within the limitation listed therein. Where more than one corporate surety is involved, their names and addresses shall appear in the spaces (Surety A, Surety B, etc.) headed "CORPORATE SURETY(IES)." In the space designated "SURETY(IES)" on the face of the form, insert only the letter identification of the sureties.

     (b) Where individual sureties are involved, a completed Affidavit of Individual Surety (Standard Form 28) for each individual surety, shall accompany the bond. The Government may require the surety to furnish additional substantiating information concerning their financial capability.

4. Corporations executing the bond shall affix their corporate seals. Individuals shall execute the bond opposite the word "Corporate Seal" and shall affix an adhesive seal if executed in Maine, New Hampshire, or any other jurisdiction requiring adhesive seals.

5. Type the name and title of each person signing this bond in the space provided.

================================================================================
                                              STANDARD FORM 25 (REV.5-96) BACK

===================================================================================================================================
                PERFORMANCE BOND           DATE BOND EXECUTED (Must be same or later than date of contract)    OMB No.: 9000-0045
         (SEE INSTRUCTIONS ON REVERSE)                                                                         Expires: 09/30/98
-----------------------------------------------------------------------------------------------------------------------------------

Public reporting burden for this collection of information is estimated to average 25 minutes per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the FAR Secretariat (MVR), Federal Acquisition Policy Division,
GSA, Washington, DC 20405
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL (Legal name and business address)                                            TYPE OF ORGANIZATION ("X" one)

     Pier 400 Constructors                                                               [_]  INDIVIDUAL       [_]  PARTNERSHIP
     2122 York Road
     Oak Brook, Illinois  60521                                                          [X]  JOINT VENTURE    [_]  CORPORATION
                                                                                       --------------------------------------------
                                                                                       STATE OF INCORPORATION

-----------------------------------------------------------------------------------------------------------------------------------
SURETY(IES) (Name(s) and business address(es)                                                      PENAL SUM OF BOND
                                                                                       --------------------------------------------
                                                                                       MILLION(S)  THOUSAND(S)  HUNDRED(S)  CENTS
                                                                                         141         485          450        00
                                                                                       --------------------------------------------
                                                                                       CONTRACT DATE        CONTRACT NO.

                                                                                       MAY 12 1997          DACW09-97-C-0035

===================================================================================================================================
OBLIGATION:

We, the Principal and Surety(ies), are firmly bound to the United States of America (hereinafter called the Government) in the above penal sum. For payment of the penal sum, we bind ourselves, our heirs, executors, administrators, and successors, jointly and severally. However, where the Sureties are corporations acting as co-sureties, we, the Sureties, bind ourselves in such sum
"jointly and severally" as well as "severally" only for the purpose of allowing a joint action or actions against any or all of
us. For all other purposes, each Surety binds itself, jointly and severally with the Principal, for the payment of the sum shown opposite the name of the Surety. If no limit of liability is indicated, the limit of liability is the full amount of the penal sum.

CONDITIONS:

The Principal has entered into the contract identified above.

THEREFORE:

The above obligation is void if the Principal -

     (a)(1)  Performs and fulfills all the undertakings, covenants, terms, conditions, and agreements of the contract during the original term of the contract and any extensions thereof that are granted by the Government, with or without notice to the
Surety(ies), and during the life of any guaranty required under the contract, and (2) performs and fulfills all the undertakings, covenants, terms, conditions, and agreements of any and all duly authorized modifications of the contract that hereafter are made.
Notice of those modifications to the to the Surety(ies) are waived.

     (b)     Pays to the Government the full amount of the taxes imposed by the Government, if the said contract is subject to the Miller Act, (40 U.S.C. 270a-270e), which are collected, deducted, or withheld from wages paid by the Principal in carrying out the construction contract with respect to which this bond is furnished.

WITNESS:

The Principal and Surety(ies) executed, this performance bond and affixed their seals on the above date.

===================================================================================================================================
                                                               PRINCIPAL
-----------------------------------------------------------------------------------------------------------------------------------
                            1.                            2.                               3.

SIGNATURE(S)
                                                 (Seal)                           (Seal)                      (Seal)     Corporate
-----------------------------------------------------------------------------------------------------------------------
                            1.                            2.                       3.                                       Seal
NAME(S) &
TITLE(S)
(Typed)
===================================================================================================================================
                                                       INDIVIDUAL SURETY(IES)
-----------------------------------------------------------------------------------------------------------------------------------
                            1.                                                  2.
SIGNATURE(S)
                                                                 (Seal)                                                  (Seal)
-----------------------------------------------------------------------------------------------------------------------------------
                            1.                                                  2.
 NAME(S)
 (Typed)
===================================================================================================================================
                                                        CORPORATE SURETY(IES)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                STATE OF INC.    LIABILITY LIMIT
 SURETY A      NAME &
               ADDRESS                                                                           $
           ------------------------------------------------------------------------------------------------------------
                            1.                                                  2.                                       Corporate
            SIGNATURE(S)                                                                                                    Seal
           ------------------------------------------------------------------------------------------------------------
              NAME(S) &     1.                                                  2.
               TITLE(S)
               (Typed)
===================================================================================================================================
AUTHORIZED FOR LOCAL REPRODUCTION                                                       STANDARD FORM 25 (REV. 5-96)
Previous edition not usable                                                             Prescribed by GSA-FAR (48 CFR) 53.228(b)

==============================================================================================================
                            CORPORATE SURETY(IES) (CONTINUED)
--------------------------------------------------------------------------------------------------------------
 SURETY     NAME &                                           STATE OF INC.   LIABILITY LIMIT
   B       ADDRESS                                                           $
--------------------------------------------------------------------------------------------------------------
          SIGNATURE(S)                                       2.                                     Corporate
                                                                                                      Seal
--------------------------------------------------------------------------------------------------------------
            NAME(S)                                          2.
          TITLES(S)
           (Typed)
--------------------------------------------------------------------------------------------------------------
 SURETY     NAME &                                           STATE OF INC.   LIABILITY LIMIT
   C       ADDRESS                                                           $
--------------------------------------------------------------------------------------------------------------
         SIGNATURE(S)                                         2.                                    Corporate
                                                                                                      Seal
--------------------------------------------------------------------------------------------------------------
           NAME(S)                                            2.
         TITLES(S)
          (Typed)
--------------------------------------------------------------------------------------------------------------
 SURETY    NAME &                                             STATE OF INC.  LIABILITY LIMIT
   D     ADDRESS                                                             $
--------------------------------------------------------------------------------------------------------------
         SIGNATURE(S)                                         2.                                    Corporate
                                                                                                      Seal
--------------------------------------------------------------------------------------------------------------
           NAME(S)                                            2.
         TITLES(S)
          (Typed)
--------------------------------------------------------------------------------------------------------------
 SURETY     NAME &                                           STATE OF INC.   LIABILITY LIMIT
   E       ADDRESS                                                           $
--------------------------------------------------------------------------------------------------------------
          SIGNATURE(S)                                       2.                                     Corporate
                                                                                                      Seal
--------------------------------------------------------------------------------------------------------------
            NAME(S)                                          2.
          TITLES(S)
           (Typed)
--------------------------------------------------------------------------------------------------------------
 SURETY     NAME &                                           STATE OF INC.   LIABILITY LIMIT
   F       ADDRESS                                                           $
--------------------------------------------------------------------------------------------------------------
         SIGNATURE(S)                                         2.                                    Corporate
                                                                                                      Seal
--------------------------------------------------------------------------------------------------------------
           NAME(S)                                            2.
         TITLES(S)
          (Typed)
--------------------------------------------------------------------------------------------------------------
 SURETY    NAME &                                             STATE OF INC.  LIABILITY LIMIT
   G     ADDRESS                                                             $
--------------------------------------------------------------------------------------------------------------
         SIGNATURE(S)                                         2.                                    Corporate
                                                                                                      Seal
--------------------------------------------------------------------------------------------------------------
           NAME(S)                                            2.
         TITLES(S)
          (Typed)
--------------------------------------------------------------------------------------------------------------

                ----------------------------------------------
                 BOND        RATE PER THOUSAND($)    TOTAL($)
                 PREMIUM
                ----------------------------------------------

                                 INSTRUCTIONS

1. This form is authorized for use in connection with Government contracts. Any deviation from this form will require the written approval of the Administrator of General Services.

2. Insert the full legal name and business address of the Principal in the space designated "Principal" on the face of the form. An authorized person shall sign the bond. Any person signing in a representative capacity (e.g., an attorney-in-fact) must furnish evidence of authority if that representative is not a member of the firm, partnership, or joint venture, or an officer of the corporation involved.

3. (a) Corporations executing the bond as sureties must appear on the Department of the Treasury's list of approved sureties and must act within the limitation listed therein. Where more than one corporate surety is involved, their names and addresses shall appear in the spaces (Surety A, Surety B, etc.) headed "CORPORATE SURETY(IES)." In the space designated "SURETY(IES)" on the face of the form, insert only the letter identification of the sureties.

     (b) Where individual sureties are involved, a completed Affidavit of Individual Surety (Standard Form 28) for each individual surety, shall accompany the bond. The Government may require the surety to furnish additional substantiating information concerning their financial capability.

4. Corporations executing the bond shall affix their corporate seals. Individuals shall execute the bond opposite the word "Corporate Seal" and shall affix an adhesive seal if executed in Maine, New Hampshire, or any other jurisdiction requiring adhesive seals.

5. Type the name and title of each person signing this bond in the space provided.

================================================================================
                                              STANDARD FORM 25 (REV.5-96) BACK

===================================================================================================================================
                PERFORMANCE BOND           DATE BOND EXECUTED (Must be same or later than date of contract)    OMB No.: 9000-0045
         (SEE INSTRUCTIONS ON REVERSE)                                                                         Expires: 09/30/98
-----------------------------------------------------------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 25 minutes per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the FAR Secretariat (MVR), Federal Acquisition Policy Division,
GSA, Washington, DC 20405
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL (Legal name and business address)                                            TYPE OF ORGANIZATION ("X" one)

     Pier 400 Constructors                                                               [_]  INDIVIDUAL       [_]  PARTNERSHIP
     2122 York Road
     Oak Brook, Illinois  60521                                                          [X]  JOINT VENTURE    [_]  CORPORATION
                                                                                       --------------------------------------------
                                                                                       STATE OF INCORPORATION

-----------------------------------------------------------------------------------------------------------------------------------
SURETY(IES) (Name(s) and business address(es)                                                      PENAL SUM OF BOND
                                                                                       --------------------------------------------
                                                                                       MILLION(S)  THOUSAND(S)  HUNDRED(S)  CENTS
                                                                                             141         485         450        00
                                                                                       --------------------------------------------
                                                                                       CONTRACT DATE        CONTRACT NO.

                                                                                       MAY 12 1997          DACW09-97-C-0035

===================================================================================================================================
OBLIGATION:

We, the Principal and Surety(ies), are firmly bound to the United States of America (hereinafter called the Government) in the above penal sum. For payment of the penal sum, we bind ourselves, our heirs, executors, administrators, and successors, jointly and severally. However, where the Sureties are corporations acting as co-sureties, we, the Sureties, bind ourselves in such sum
"jointly and severally" as well as "severally" only for the purpose of allowing a joint action or actions against any or all of
us. For all other purposes, each Surety binds itself, jointly and severally with the Principal, for the payment of the sum shown opposite the name of the Surety. If no limit of liability is indicated, the limit of liability is the full amount of the penal sum.

CONDITIONS:

The Principal has entered into the contract identified above.

THEREFORE:

The above obligation is void if the Principal -

     (a)(1)  Performs and fulfills all the undertakings, covenants, terms, conditions, and agreements of the contract during the original term of the contract and any extensions thereof that are granted by the Government, with or without notice to the
Surety(ies), and during the life of any guaranty required under the contract, and (2) performs and fulfills all the undertakings, covenants, terms, conditions, and agreement of any and all duly authorized modifications of the contract that hereafter are made.
Notice of those modifications to the Surety(ies) are waived.

     (b)     Pays to the Government the full amount of the taxes imposed by the Government, if the said contract is subject to the Miller Act, (40 U.S.C. 270a-270e), which are collected, deducted, or withheld from wages paid by the Principal in carrying out the construction contract with respect to which this bond is furnished.

WITNESS:

The Principal and Surety(ies) executed, this performance bond and affixed their seals on the above date.

===================================================================================================================================
                                                               PRINCIPAL
-----------------------------------------------------------------------------------------------------------------------------------
                            1.                            2.                               3.

SIGNATURE(S)
                                                 (Seal)                           (Seal)                      (Seal)     Corporate
-----------------------------------------------------------------------------------------------------------------------
                            1.                            2.                               3.                               Seal
NAME(S) &
TITLE(S)
(Typed)
===================================================================================================================================
                                                       INDIVIDUAL SURETY(IES)
-----------------------------------------------------------------------------------------------------------------------------------
                            1.                                                  2.
SIGNATURE(S)
                                                                 (Seal)                                                  (Seal)
-----------------------------------------------------------------------------------------------------------------------------------
                            1.                                                  2.
 NAME(S)
 (Typed)
===================================================================================================================================
                                                        CORPORATE SURETY(IES)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                STATE OF INC.    LIABILITY LIMIT
 SURETY A      NAME &
               ADDRESS                                                                           $
           ------------------------------------------------------------------------------------------------------------
                            1.                                                  2.                                       Corporate
            SIGNATURE(S)                                                                                                    Seal
           ------------------------------------------------------------------------------------------------------------
              NAME(S) &     1.                                                  2.
               TITLE(S)
               (Typed)
===================================================================================================================================
AUTHORIZED FOR LOCAL REPRODUCTION                                                       STANDARD FORM 25 (REV. 5-96)
Previous edition not usable                                                             Prescribed by GSA-FAR (48 CFR) 53.228(b)

==============================================================================================================
                            CORPORATE SURETY(IES) (CONTINUED)
--------------------------------------------------------------------------------------------------------------
 SURETY     NAME &                                           STATE OF INC.   LIABILITY LIMIT
   B       ADDRESS                                                           $
--------------------------------------------------------------------------------------------------------------
          SIGNATURE(S)                                       2.                                     Corporate
                                                                                                      Seal
--------------------------------------------------------------------------------------------------------------
            NAME(S)                                          2.
          TITLES(S)
           (Typed)
--------------------------------------------------------------------------------------------------------------
 SURETY     NAME &                                           STATE OF INC.   LIABILITY LIMIT
   C       ADDRESS                                                           $
--------------------------------------------------------------------------------------------------------------
         SIGNATURE(S)                                         2.                                    Corporate
                                                                                                      Seal
--------------------------------------------------------------------------------------------------------------
           NAME(S)                                            2.
         TITLES(S)
          (Typed)
--------------------------------------------------------------------------------------------------------------
 SURETY    NAME &                                             STATE OF INC.  LIABILITY LIMIT
   D     ADDRESS                                                             $
--------------------------------------------------------------------------------------------------------------
         SIGNATURE(S)                                         2.                                    Corporate
                                                                                                      Seal
--------------------------------------------------------------------------------------------------------------
           NAME(S)                                            2.
         TITLES(S)
          (Typed)
--------------------------------------------------------------------------------------------------------------
 SURETY     NAME &                                           STATE OF INC.   LIABILITY LIMIT
   E       ADDRESS                                                           $
--------------------------------------------------------------------------------------------------------------
          SIGNATURE(S)                                       2.                                     Corporate
                                                                                                      Seal
--------------------------------------------------------------------------------------------------------------
            NAME(S)                                          2.
          TITLES(S)
           (Typed)
--------------------------------------------------------------------------------------------------------------
 SURETY     NAME &                                           STATE OF INC.   LIABILITY LIMIT
   F       ADDRESS                                                           $
--------------------------------------------------------------------------------------------------------------
         SIGNATURE(S)                                         2.                                    Corporate
                                                                                                      Seal
--------------------------------------------------------------------------------------------------------------
           NAME(S)                                            2.
         TITLES(S)
          (Typed)
--------------------------------------------------------------------------------------------------------------
 SURETY    NAME &                                             STATE OF INC.  LIABILITY LIMIT
   G     ADDRESS                                                             $
--------------------------------------------------------------------------------------------------------------
         SIGNATURE(S)                                         2.                                    Corporate
                                                                                                      Seal
--------------------------------------------------------------------------------------------------------------
           NAME(S)                                            2.
         TITLES(S)
          (Typed)
--------------------------------------------------------------------------------------------------------------

                ----------------------------------------------
                 BOND        RATE PER THOUSAND($)    TOTAL($)
                 PREMIUM
                ----------------------------------------------

                                 INSTRUCTIONS

1. This form is authorized for use in connection with Government contracts. Any deviation from this form will require the written approval of the Administrator of General Services.

2. Insert the full legal name and business address of the Principal in the space designated "Principal" on the face of the form. An authorized person shall sign the bond. Any person signing in a representative capacity (e.g., an attorney-in-fact) must furnish evidence of authority if that representative is not a member of the firm, partnership, or joint venture, or an officer of the corporation involved.

3. (a) Corporations executing the bond as sureties must appear on the Department of the Treasury's list of approved sureties and must act within the limitation listed therein. Where more than one corporate surety is involved, their names and addresses shall appear in the spaces (Surety A, Surety B, etc.) headed "CORPORATE SURETY(IES)." In the space designated "SURETY(IES)" on the face of the form, insert only the letter identification of the sureties.

     (b) Where individual sureties are involved, a completed Affidavit of Individual Surety (Standard Form 28) for each individual surety, shall accompany the bond. The Government may require the surety to furnish additional substantiating information concerning their financial capability.

4. Corporations executing the bond shall affix their corporate seals. Individuals shall execute the bond opposite the word "Corporate Seal" and shall affix an adhesive seal if executed in Maine, New Hampshire, or any other jurisdiction requiring adhesive seals.

5. Type the name and title of each person signing this bond in the space provided.

================================================================================
                                              STANDARD FORM 25 (REV.5-96) BACK

===================================================================================================================================
                PAYMENT BOND               DATE BOND EXECUTED (Must be same or later than date of contract)    FORM APPROVED
         (see instructions on reverse)                                                                         OMB No.: 9000-0045
-----------------------------------------------------------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 25 minutes per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the FAR Secretariat (MVR),  Office of Federal Acquisition
Policy GSA, Washington, DC 20405: and to the Office of Management and Budget. Paperwork Reduction Project (8000-004?^). Washington,
D.C. 20503.
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL (Legal name and business address)                                            TYPE OF ORGANIZATION ("X" one)

     Pier 400 Constructors                                                               [_]  INDIVIDUAL       [_]  PARTNERSHIP
     2122 York Road
     Oak Brook, Illinois  60521                                                          [X]  JOINT VENTURE    [_]  CORPORATION
                                                                                       --------------------------------------------
                                                                                       STATE OF INCORPORATION

-----------------------------------------------------------------------------------------------------------------------------------
SURETY(IES) (Name(s) and business address(es)                                                      PENAL SUM OF BOND
                                                                                       --------------------------------------------
                                                                                       MILLION(S)  THOUSAND(S)  HUNDRED(S)  CENTS
                                                                                           2           500         000        00
                                                                                       --------------------------------------------
                                                                                       CONTRACT DATE        CONTRACT NO.

                                                                                       MAY 12 1997          DACW09-97-C-0035

===================================================================================================================================


OBLIGATION:

We, the Principal and Surety(ies), are firmly bound to the United States of America (hereinafter called the Government) in the above penal sum. For payment of the penal sum, we bind ourselves, our heirs, executors, administrators, and successors, jointly and severally. However, where the Sureties are corporations acting as co-sureties, we, the Sureties, bind ourselves in such sum
"jointly and severally" as well as "severally" only for the purpose of allowing a joint action or actions against any or all of
us. For all other purposes, each Surety binds itself, jointly and severally with the Principal, for the payment of the sum shown opposite the name of the Surety. If no limit of liability is indicated, the limit of liability is the full amount of the penal sum.

CONDITIONS:

The above obligation is void if the Principal promptly makes payment to all persons having a direct relationship with the
Principal or a subcontractor of the Principal for furnishing labor, material or both in the prosecution of the work provided for in the contract indentified above, and any authorized modifications of the contract that subsequently are made. Motice of those modifications to the Surety(ies) are waived.

WITNESS:

The Principal and Surety(ies) executed, this payment bond and affixed their seals on the above date.

===================================================================================================================================
                                                               PRINCIPAL
-----------------------------------------------------------------------------------------------------------------------------------
                            1.                            2.                               3.

SIGNATURE(S)
                                                 (Seal)                           (Seal)                      (Seal)     Corporate
-----------------------------------------------------------------------------------------------------------------------
                            1.                            2.                               3.                               Seal
NAME(S) &
TITLE(S)
(Typed)
===================================================================================================================================
                                                       INDIVIDUAL SURETY(IES)
-----------------------------------------------------------------------------------------------------------------------------------
                            1.                                                  2.
SIGNATURE(S)
                                                                 (Seal)                                                  (Seal)
-----------------------------------------------------------------------------------------------------------------------------------
                            1.                                                  2.
 NAME(S)
 (Typed)
===================================================================================================================================
                                                        CORPORATE SURETY(IES)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                STATE OF INC.    LIABILITY LIMIT
 SURETY A      NAME &
               ADDRESS                                                                           $
           ------------------------------------------------------------------------------------------------------------
                            1.                                                  2.                                       Corporate
            SIGNATURE(S)                                                                                                    Seal
           ------------------------------------------------------------------------------------------------------------
              NAME(S) &     1.                                                  2.
               TITLE(S)
               (Typed)
===================================================================================================================================
NSN 4340-01-152-8061                 EXPIRATION DATE 12-31-82           25-205             STANDARD FORM 25-A          (REV. 1-??^)
Previous edition not usable                                                                Prescribed by GSA-FAR (48 CFR) 53.228(b)

----------------------------------------------------------------------------------------------------------
                       CORPORATE SURETY(IES) (Continued)
----------------------------------------------------------------------------------------------------------
SURETY B      SURETY C      SURETY D     SURETY E     SURETY F     SURETY G
--------------------------------------------------------------------------------
NAME &        1.                        STATE OF INC.         LIABILITY LIMIT
ADDRESS                                                        $
--------------------------------------------------------------------------------
SIGNATURE(S)                      2.                                                    Corporate
--------------------------------------------------------------------------------          Seal
NAME(S) &     1.                  2.
TITLE(S)
Type(s)
--------------------------------------------------------------------------------
NAME &                                  STATE OF INC.         LIABILITY LIMIT
ADDRESS                                                       $
--------------------------------------------------------------------------------
SIGNATURE(S)                      2.                                                    Corporate
--------------------------------------------------------------------------------          Seal
NAME(S) &     1.                  2.
TITLE(S)
Type(s)
----------------------------------------------------------------------------------------------------------
NAME &                                  STATE OF INC.         LIABILITY LIMIT
ADDRESS                                                       $
--------------------------------------------------------------------------------
SIGNATURE(S)                      2.                                                    Corporate
--------------------------------------------------------------------------------          Seal
NAME(S) &     1.                  2.
TITLE(S)
Type(s)
----------------------------------------------------------------------------------------------------------
NAME &                                  STATE OF INC.         LIABILITY LIMIT
ADDRESS                                                       $
--------------------------------------------------------------------------------
SIGNATURE(S)                      2.                                                    Corporate
--------------------------------------------------------------------------------          Seal
NAME(S) &     1.                  2.
TITLE(S)
Type(s)
----------------------------------------------------------------------------------------------------------
NAME &                                  STATE OF INC.         LIABILITY LIMIT
ADDRESS                                                       $
--------------------------------------------------------------------------------
SIGNATURE(S)                      2.                                                    Corporate
--------------------------------------------------------------------------------          Seal
NAME(S) &     1.                  2.
TITLE(S)
Type(s)
----------------------------------------------------------------------------------------------------------
NAME &                                  STATE OF INC.         LIABILITY LIMIT
ADDRESS                                                       $
--------------------------------------------------------------------------------
SIGNATURE(S)                      2.                                                    Corporate
--------------------------------------------------------------------------------          Seal
NAME(S) &     1.                  2.
TITLE(S)
Type(s)
----------------------------------------------------------------------------------------------------------

                                 INSTRUCTIONS

1. This form, for the protection of persons supplying labor and material, is used when a payment bond is required under the Act of August 24, 1935, 49 Stat. 793 (40 U.S.C. 270a-270e). Any deviation from this form will require the written approval of the Administrator of General Services.

2. Insert the full legal name and business address of the Principal in the space designated "Principal" on the face of the form. An authorized person shall sign the bond. Any person signing in a representative capacity (e.g., an attorney-in-fact) must furnish evidence of authority if that representative is not a member of the firm, partnership or joint venture, or an officer of the corporation involved.

3. (a) Corporations executing the bond as sureties must appear on the Department of the Treasury's list of approved sureties and must act within the limitation listed therein. Where more than one corporate surety is involved, their names and addresses shall appear in the spaces (Surety A, Surety B, etc.) headed CORPORATE SURETY(IES)." In the space designated "SURETY(IES)" on the face of the form, insert only the letter identification of the sureties.

  (b) Where individual sureties are involved, a completed Affidavit of Individual Surety (Standard Form 28) for each individual surety, shall accompany the bond. The Government may require the surety to furnish additional substantiating information concerning their financial capability.

4. Corporations executing thee bond shall affix their corporate seals. Individuals shall execute the bond opposite the word "Corporate Seal", and shall affix an adhesive seal if executed in Maine, New Hampshire, or any other jurisdiction requiring adhesive seals.

5. Type the name and title of each person signing this bond in the space provided.

-------------------------------------------------------------------------------

===================================================================================================================================
                PERFORMANCE BOND           DATE BOND EXECUTED (Must be same or later than date of contract)    FORM APPROVED
         (see instructions on reverse)                                                                         OMB No.: 9000-0045
-----------------------------------------------------------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 25 minutes per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the FAR Secretariat (VRS), Office of Federal Acquisition Policy
Division, GSA, Washington, DC 20405: One to the Office of Management and Budget. Paperwork Reduction Project (9000-0045). Washington
D.C. 20503.
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL (Legal name and business address)                                            TYPE OF ORGANIZATION ("X" one)

     Pier 400 Constructors                                                               [_]  INDIVIDUAL       [_]  PARTNERSHIP
     2122 York Road
     Oak Brook, Illinois  60521                                                          [X]  JOINT VENTURE    [_]  CORPORATION
                                                                                       --------------------------------------------
                                                                                       STATE OF INCORPORATION

-----------------------------------------------------------------------------------------------------------------------------------
SURETY(IES) (Name(s) and business address(es)                                                      PENAL SUM OF BOND
                                                                                       --------------------------------------------
                                                                                       MILLION(S)  THOUSAND(S)  HUNDRED(S)  CENTS
                                                                                           2           500         000        00
                                                                                       --------------------------------------------
                                                                                       CONTRACT DATE        CONTRACT NO.

                                                                                       MAY 12 1997          DACW09-97-C-0035

===================================================================================================================================


OBLIGATION:

We, the Principal and Surety(ies), are firmly bound to the United States of America (hereinafter called the Government) in the above penal sum. For payment of the penal sum, we bind ourselves, our heirs, executors, administrators, and successors, jointly and severally. However, where the Sureties are corporations acting as co-sureties, we, the Sureties, bind ourselves in such sum
"jointly and severally" as well as "severally" only for the purpose of allowing a joint action or actions against any or all of
us. For all other purposes, each Surety binds itself, jointly and severally with the Principal, for the payment of the sum shown opposite the name of the Surety. If no limit of liability is indicated, the limit of liability is the full amount of the penal sum.

CONDITIONS:

The above obligation is void if the Principal promptly makes payment to all persons having a direct relationship with the
Principal or a subcontractor of the Principal for furnishing labor, material or both in the prosecution of the work provided for in the contract indentified above, and any authorized modifications of the contract that subsequently are made. Notice of those modifications to the Surety(ies) are waived.

WITNESS:

The Principal and Surety(ies) executed, this payment bond and affixed their seals on the above date.

===================================================================================================================================
                                                               PRINCIPAL
-----------------------------------------------------------------------------------------------------------------------------------
                            1.                            2.                               3.

SIGNATURE(S)
                                                 (Seal)                           (Seal)                      (Seal)     Corporate
-----------------------------------------------------------------------------------------------------------------------
                            1.                            2.                               3.                               Seal
NAME(S) &
TITLE(S)
(Typed)
===================================================================================================================================
                                                       INDIVIDUAL SURETY(IES)
-----------------------------------------------------------------------------------------------------------------------------------
                            1.                                                  2.
SIGNATURE(S)
                                                                 (Seal)                                                  (Seal)
-----------------------------------------------------------------------------------------------------------------------------------
                            1.                                                  2.
 NAME(S)
 (Typed)
===================================================================================================================================
                                                        CORPORATE SURETY(IES)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                STATE OF INC.    LIABILITY LIMIT
 SURETY A      NAME &
               ADDRESS                                                                           $
           ------------------------------------------------------------------------------------------------------------
                            1.                                                  2.                                       Corporate
            SIGNATURE(S)                                                                                                    Seal
           ------------------------------------------------------------------------------------------------------------
              NAME(S) &     1.                                                  2.
               TITLE(S)
               (Typed)
===================================================================================================================================
NSN 4340-01-152-8081                 EXPIRATION DATE 12-31-92           25-205             STANDARD FORM 25-A           (REV. 1-??)
Previous edition not usable                                                                Prescribed by GSA-FAR (48 CFR) 53.228(b)

----------------------------------------------------------------------------------------------------------
                       CORPORATE SURETY(IES) (Continued)
----------------------------------------------------------------------------------------------------------
SURETY B      SURETY C      SURETY D     SURETY E     SURETY F     SURETY G
--------------------------------------------------------------------------------
NAME &        1.                        STATE OF INC.         LIABILITY LIMIT
ADDRESS                                                        $
--------------------------------------------------------------------------------
SIGNATURE(S)                      2.                                                    Corporate
--------------------------------------------------------------------------------          Seal
NAME(S) &     1.                  2.
TITLE(S)
Type(s)
--------------------------------------------------------------------------------
NAME &                                  STATE OF INC.         LIABILITY LIMIT
ADDRESS                                                       $
--------------------------------------------------------------------------------
SIGNATURE(S)                      2.                                                    Corporate
--------------------------------------------------------------------------------          Seal
NAME(S) &     1.                  2.
TITLE(S)
Type(s)
----------------------------------------------------------------------------------------------------------
NAME &                                  STATE OF INC.         LIABILITY LIMIT
ADDRESS                                                       $
--------------------------------------------------------------------------------
SIGNATURE(S)                      2.                                                    Corporate
--------------------------------------------------------------------------------          Seal
NAME(S) &     1.                  2.
TITLE(S)
Type(s)
----------------------------------------------------------------------------------------------------------
NAME &                                  STATE OF INC.         LIABILITY LIMIT
ADDRESS                                                       $
--------------------------------------------------------------------------------
SIGNATURE(S)                      2.                                                    Corporate
--------------------------------------------------------------------------------          Seal
NAME(S) &     1.                  2.
TITLE(S)
Type(s)
----------------------------------------------------------------------------------------------------------
NAME &                                  STATE OF INC.         LIABILITY LIMIT
ADDRESS                                                       $
--------------------------------------------------------------------------------
SIGNATURE(S)                      2.                                                    Corporate
--------------------------------------------------------------------------------          Seal
NAME(S) &     1.                  2.
TITLE(S)
Type(s)
----------------------------------------------------------------------------------------------------------
NAME &                                  STATE OF INC.         LIABILITY LIMIT
ADDRESS                                                       $
--------------------------------------------------------------------------------
SIGNATURE(S)                      2.                                                    Corporate
--------------------------------------------------------------------------------          Seal
NAME(S) &     1.                  2.
TITLE(S)
Type(s)
----------------------------------------------------------------------------------------------------------

                                 INSTRUCTIONS

1. This form, for the protection of persons supplying labor and material, is used when a payment bond is required under the Act of August 24, 1935, 49 Stat. 793 (40 U.S.C. 270a-270e). Any deviation from this form will require the written approval of the Administrator of General Services.

2. Insert the full legal name and business address of the Principal in the space designated "Principal" on the face of the form. An authorized person shall sign the bond. Any person signing in a representative capacity (e.g., an attorney-in-fact) must furnish evidence of authority if that representative is not a member of the firm, partnership or joint venture, or an officer of the corporation involved.

3. (a) Corporations executing the bond as sureties must appear on the Department of the Treasury's list of approved sureties and must act within the limitation listed therein. Where more than on corporate surety is involved, their names and addresses shall appear in the spaces (Surety A, Surety B, etc.) headed
CORPORATE SURETY(IES)." In the space designated "SURETY(IES)" on the face of the form, insert only the letter identification of the sureties.

  (b) Where individual sureties are involved, a completed Affidavit of individual Surety (Standard Form 28) for each individual surety, shall accompany the bond. The Government may require the surety to furnish additional substantiating information concerning their financial capability.

4. Corporations executing thee bond shall affix their corporate seals. Individuals shall execute the bond opposite the word "Corporate Seal", and shall affix an adhesive seal if executed in Maine, New Hampshire, or any other jurisdiction requiring adhesive seals.

5. Type the name and title of each person signing this bond in the space provided.

--------------------------------------------------------------------------------

===================================================================================================================================
                PAYMENT BOND               DATE BOND EXECUTED (Must be same or later than date of contract)    FORM APPROVED
         (see instructions on reverse)                                                                         OMB No.: 9000-0045
-----------------------------------------------------------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 25 minutes per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the FAR Secretariat (VRS), Federal Office of Acquisition Policy
Division, GSA, Washington, DC 20405: and to the Office of Management and Budget, Paperwork Reduction Project (9000-0045).
Washington, D.C. 20503.
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL (Legal name and business address)                                            TYPE OF ORGANIZATION ("X" one)

     Pier 400 Constructors                                                               [_]  INDIVIDUAL       [_]  PARTNERSHIP
     2122 York Road
     Oak Brook, Illinois  60521                                                          [X]  JOINT VENTURE    [_]  CORPORATION
                                                                                       --------------------------------------------
                                                                                       STATE OF INCORPORATION

-----------------------------------------------------------------------------------------------------------------------------------
SURETY(IES) (Name(s) and business address(es))                                                     PENAL SUM OF BOND
                                                                                       --------------------------------------------
                                                                                       MILLION(S)  THOUSAND(S)  HUNDRED(S)  CENTS
                                                                                           2           500         000        00
                                                                                       --------------------------------------------
                                                                                       CONTRACT DATE        CONTRACT NO.

                                                                                       MAY 12 1997          DACW09-97-C-0035

===================================================================================================================================


OBLIGATION:

We, the Principal and Surety(ies), are firmly bound to the United States of America (hereinafter called the Government) in the above penal sum. For payment of the penal sum, we bind ourselves, our heirs, executors, administrators, and successors, jointly and severally. However, where the Sureties are corporations acting as co-sureties, we, the Sureties, bind ourselves in such sum
"jointly and severally" as well as "severally" only for the purpose of allowing a joint action or actions against any or all of
us. For all other purposes, each Surety binds itself, jointly and severally with the Principal, for the payment of the sum shown opposite the name of the Surety. If no limit of liability is indicated, the limit of liability is the full amount of the penal sum.

CONDITIONS:

The above obligation is void if the Principal promptly makes payment to all persons having a direct relationship with the
Principal or a subcontractor of the Principal for furnishing labor, material or both in the prosecution of the work provided for in the contract indentified above, and any authorized modifications of the contract that subsequently are made. Notice of those modifications to the Surety(ies) are waived.

WITNESS:

The Principal and Surety(ies) executed, this performance bond and affixed their seals on the above date.

===================================================================================================================================
                                                               PRINCIPAL
-----------------------------------------------------------------------------------------------------------------------------------
                            1.                            2.                               3.

SIGNATURE(S)
                                                 (Seal)                           (Seal)                      (Seal)     Corporate
-----------------------------------------------------------------------------------------------------------------------
                            1.                            2.                               3.                               Seal
NAME(S) &
TITLE(S)
(Typed)
===================================================================================================================================
                                                       INDIVIDUAL SURETY(IES)
-----------------------------------------------------------------------------------------------------------------------------------
                            1.                                                  2.
SIGNATURE(S)
                                                                 (Seal)                                                  (Seal)
-----------------------------------------------------------------------------------------------------------------------------------
                            1.                                                  2.
 NAME(S)
 (Typed)
===================================================================================================================================
                                                        CORPORATE SURETY(IES)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                STATE OF INC.    LIABILITY LIMIT
 SURETY A      NAME &
               ADDRESS                                                                           $
           ------------------------------------------------------------------------------------------------------------
                            1.                                                  2.                                       Corporate
            SIGNATURE(S)                                                                                                    Seal
           ------------------------------------------------------------------------------------------------------------
              NAME(S) &     1.                                                  2.
               TITLE(S)
               (Typed)
===================================================================================================================================
NSN 4340-01-152-8081                 EXPIRATION DATE 12-31-92           25-205             STANDARD FORM 25-A          (REV. 1-??)^
Previous edition not usable                                                                Prescribed by GSA-FAR (48 CFR) 53.228(b)

----------------------------------------------------------------------------------------------------------
                       CORPORATE SURETY(IES) (Continued)
----------------------------------------------------------------------------------------------------------
SURETY B      SURETY C      SURETY D     SURETY E     SURETY F     SURETY G
--------------------------------------------------------------------------------
NAME &        1.                        STATE OF INC.         LIABILITY LIMIT
ADDRESS                                                        $
--------------------------------------------------------------------------------
SIGNATURE(S)                      2.                                                    Corporate
--------------------------------------------------------------------------------          Seal
NAME(S) &     1.                  2.
TITLE(S)
Type(s)
--------------------------------------------------------------------------------
NAME &                                  STATE OF INC.         LIABILITY LIMIT
ADDRESS                                                       $
--------------------------------------------------------------------------------
SIGNATURE(S)                      2.                                                    Corporate
--------------------------------------------------------------------------------          Seal
NAME(S) &     1.                  2.
TITLE(S)
Type(s)
----------------------------------------------------------------------------------------------------------
NAME &                                  STATE OF INC.         LIABILITY LIMIT
ADDRESS                                                       $
--------------------------------------------------------------------------------
SIGNATURE(S)                      2.                                                    Corporate
--------------------------------------------------------------------------------          Seal
NAME(S) &     1.                  2.
TITLE(S)
Type(s)
----------------------------------------------------------------------------------------------------------
NAME &                                  STATE OF INC.         LIABILITY LIMIT
ADDRESS                                                       $
--------------------------------------------------------------------------------
SIGNATURE(S)                      2.                                                    Corporate
--------------------------------------------------------------------------------          Seal
NAME(S) &     1.                  2.
TITLE(S)
Type(s)
----------------------------------------------------------------------------------------------------------
NAME &                                  STATE OF INC.         LIABILITY LIMIT
ADDRESS                                                       $
--------------------------------------------------------------------------------
SIGNATURE(S)                      2.                                                    Corporate
--------------------------------------------------------------------------------          Seal
NAME(S) &     1.                  2.
TITLE(S)
Type(s)
----------------------------------------------------------------------------------------------------------
NAME &                                  STATE OF INC.         LIABILITY LIMIT
ADDRESS                                                       $
--------------------------------------------------------------------------------
SIGNATURE(S)                      2.                                                    Corporate
--------------------------------------------------------------------------------          Seal
NAME(S) &     1.                  2.
TITLE(S)
Type(s)
----------------------------------------------------------------------------------------------------------

                                 INSTRUCTIONS

1. This form, for the protection of persons supplying labor and material, is used when a payment bond is required under the Act of August 24, 1935, 49 Stat. 793 (40 U.S.C. 270a-270e). Any deviation from this form will require the written approval of the Administrator of General Services.

2. Insert the full legal name and business address of the Principal in the space designated "Principal" on the face of the form. An authorized person shall sign the bond. Any person signing in a representative capacity (e.g., an attorney-in-fact) must furnish evidence of authority if that representative is not a member of the firm, partnership or joint venture, or an officer of the corporation involved.

3. (a) Corporations executing the bond as sureties must appear on the Department of the Treasury's list of approved sureties and must act within the limitation listed therein. Where more than on corporate surety is involved, their names and addresses shall appear in the spaces (Surety A, Surety B, etc.) headed
CORPORATE SURETY(IES)." In the space designated "SURETY(IES)" on the face of the form, insert only the letter identification of the sureties.

  (b) Where individual sureties are involved, a completed Affidavit of individual Surety (Standard Form 28) for each individual surety, shall accompany the bond. The Government may require the surety to furnish additional substantiating information concerning their financial capability.

4. Corporations executing thee bond shall affix their corporate seals. Individuals shall execute the bond opposite the word "Corporate Seal", and shall affix an adhesive seal if executed in Maine, New Hampshire, or any other jurisdiction requiring adhesive seals.

5. Type the name and title of each person signing this bond in the space provided.

--------------------------------------------------------------------------------

===================================================================================================================================
                   PAYMENT BOND            DATE BOND EXECUTED (Must be same or later than date of contract)    FORM APPROVED
         (see instructions on reverse)                                                                         OMB No.: 9000-0045
-----------------------------------------------------------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 25 minutes per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the FAR Secretariat (VRS), Office of Federal Acquisition Policy,
Washington, DC 20405 one to the Office of Management and Budget. Paperwork Reduction Pro??^:(9000-0045). Washington D.C. 20502.
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL (Legal name and business address)                                            TYPE OF ORGANIZATION ("X" one)

     Pier 400 Constructors                                                               [_]  INDIVIDUAL       [_]  PARTNERSHIP
     2122 York Road
     Oak Brook, Illinois  60521                                                          [X]  JOINT VENTURE    [_]  CORPORATION
                                                                                       --------------------------------------------
                                                                                       STATE OF INCORPORATION

-----------------------------------------------------------------------------------------------------------------------------------
SURETY(IES) (Name(s) and business address(es)                                                      PENAL SUM OF BOND
                                                                                       --------------------------------------------
                                                                                       MILLION(S)  THOUSAND(S)  HUNDRED(S)  CENTS
                                                                                           2           500         000        00
                                                                                       --------------------------------------------
                                                                                       CONTRACT DATE        CONTRACT NO.

                                                                                       MAY 12 1997          DACW09-97-C-0035

===================================================================================================================================


OBLIGATION:

We, the Principal and Surety(ies), are firmly bound to the United States of America (hereinafter called the Government) in the above penal sum. For payment of the penal sum, we bind ourselves, our heirs, executors, administrators, and successors, jointly and severally. However, where the Sureties are corporations acting as co-sureties, we, the Sureties, bind ourselves in such sum
"jointly and severally" as well as "severally" only for the purpose of allowing a joint action or actions against any or all of
us. For all other purposes, each Surety binds itself, jointly and severally with the Principal, for the payment of the sum shown opposite the name of the Surety. If no limit of liability is indicated, the limit of liability is the full amount of the penal sum.

CONDITIONS:

The above obligation is void if the Principal promptly makes payment to all persons having a direct relationship with the
Principal or a subcontractor of the Principal for furnishing labor, material or both in the prosecution of the work provided for in the contract indentified above, and any authorized modifications of the contract that subsequently are made. Notice of those modifications to the Surety(ies) are waived.

WITNESS:

The Principal and Surety(ies) executed, this payment bond and affixed their seals on the above date.

===================================================================================================================================
                                                               PRINCIPAL
-----------------------------------------------------------------------------------------------------------------------------------
                            1.                            2.                               3.

SIGNATURE(S)
                                                 (Seal)                           (Seal)                      (Seal)     Corporate
-----------------------------------------------------------------------------------------------------------------------
                            1.                            2.                       3.                                       Seal
NAME(S) &
TITLE(S)
(Typed)
===================================================================================================================================
                                                       INDIVIDUAL SURETY(IES)
-----------------------------------------------------------------------------------------------------------------------------------
                            1.                                                  2.
SIGNATURE(S)
                                                                 (Seal)                                                  (Seal)
-----------------------------------------------------------------------------------------------------------------------------------
                            1.                                                  2.
 NAME(S)
 (Typed)
===================================================================================================================================
                                                        CORPORATE SURETY(IES)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                STATE OF INC.    LIABILITY LIMIT
 SURETY A      NAME &
               ADDRESS                                                                           $
           ------------------------------------------------------------------------------------------------------------
                            1.                                                  2.                                       Corporate
            SIGNATURE(S)                                                                                                    Seal
           ------------------------------------------------------------------------------------------------------------
              NAME(S) &     1.                                                  2.
               TITLE(S)
               (Typed)
===================================================================================================================================
NSN 4340-01-152-8081                 EXPIRATION DATE 12-31-82           25-205             STANDARD FORM 25-A           (REV. 1-??)
Previous edition not usable                                                                Prescribed by GSA-FAR (48 CFR) 53.228(b)

----------------------------------------------------------------------------------------------------------
                       CORPORATE SURETY(IES) (Continued)
----------------------------------------------------------------------------------------------------------
SURETY B      SURETY C      SURETY D     SURETY E     SURETY F     SURETY G
--------------------------------------------------------------------------------
NAME &        1.                        STATE OF INC.         LIABILITY LIMIT
ADDRESS                                                        $
--------------------------------------------------------------------------------
SIGNATURE(S)                      2.                                                    Corporate
--------------------------------------------------------------------------------          Seal
NAME(S) &     1.                  2.
TITLE(S)
Type(s)
--------------------------------------------------------------------------------
NAME &                                  STATE OF INC.         LIABILITY LIMIT
ADDRESS                                                       $
--------------------------------------------------------------------------------
SIGNATURE(S)                      2.                                                    Corporate
--------------------------------------------------------------------------------          Seal
NAME(S) &     1.                  2.
TITLE(S)
Type(s)
----------------------------------------------------------------------------------------------------------
NAME &                                  STATE OF INC.         LIABILITY LIMIT
ADDRESS                                                       $
--------------------------------------------------------------------------------
SIGNATURE(S)                      2.                                                    Corporate
--------------------------------------------------------------------------------          Seal
NAME(S) &     1.                  2.
TITLE(S)
Type(s)
----------------------------------------------------------------------------------------------------------
NAME &                                  STATE OF INC.         LIABILITY LIMIT
ADDRESS                                                       $
--------------------------------------------------------------------------------
SIGNATURE(S)                      2.                                                    Corporate
--------------------------------------------------------------------------------          Seal
NAME(S) &     1.                  2.
TITLE(S)
Type(s)
----------------------------------------------------------------------------------------------------------
NAME &                                  STATE OF INC.         LIABILITY LIMIT
ADDRESS                                                       $
--------------------------------------------------------------------------------
SIGNATURE(S)                      2.                                                    Corporate
--------------------------------------------------------------------------------          Seal
NAME(S) &     1.                  2.
TITLE(S)
Type(s)
----------------------------------------------------------------------------------------------------------
NAME &                                  STATE OF INC.         LIABILITY LIMIT
ADDRESS                                                       $
--------------------------------------------------------------------------------
SIGNATURE(S)                      2.                                                    Corporate
--------------------------------------------------------------------------------          Seal
NAME(S) &     1.                  2.
TITLE(S)
Type(s)
----------------------------------------------------------------------------------------------------------

                                 INSTRUCTIONS

1. This form, for the protection of persons supplying labor and material, is used when a payment bond is required under the Act of August 24, 1935, 49 Stat. 793 (40 U.S.C. 270a-270e). Any deviation from this form will require the written approval of the Administrator of General Services.

2. Insert the full legal name and business address of the Principal in the space designated "Principal" on the face of the form. An authorized person shall sign the bond. Any person signing in a representative capacity (e.g., an attorney-in-fact) must furnish evidence of authority if that representative is not a member of the firm, partnership or joint venture, or an officer of the corporation involved.

3. (a) Corporations executing the bond as sureties must appear on the Department of the Treasury's list of approved sureties and must act within the limitation listed therein. Where more than on corporate surety is involved, their names and addresses shall appear in the spaces (Surety A, Surety B, etc.) headed
CORPORATE SURETY(IES)." In the space designated "SURETY(IES)" on the face of the form, insert only the letter identification of the sureties.

  (b) Where individual sureties are involved, a completed Affidavit of individual Surety (Standard Form 28) for each individual surety, shall accompany the bond. The Government may require the surety to furnish additional substantiating information concerning their financial capability.

4. Corporations executing thee bond shall affix their corporate seals. Individuals shall execute the bond opposite the word "Corporate Seal", and shall affix an adhesive seal if executed in Maine, New Hampshire, or any other jurisdiction requiring adhesive seals.

5. Type the name and title of each person signing this bond in the space provided.

-------------------------------------------------------------------------------

[LOGO]             [LETTERHEAD OF DEPARTMENT OF THE ARMY APPEARS HERE]

                                 MAY 12, 1997

     REPLY TO:
     ATTENTION OF:

Office of the Chief
Procurement Branch

SUBJECT: Contract No. DACW09-97-C-0035


Pier 400 Constructors
2122 York Road
Oak brook, Illinois 60521

Gentlemen:

     By Executive Order No. 11246, dated 24 September 1965, your contract with the Department of the Army contains a provision by which you agree not to discriminate against any employee or applicant for employment because of race, color, religion, sex or national origin. Further, you have agreed to insert this provision in appropriate subcontracts.

     Your contract requires you to display Posters setting forth the provisions of the Equal Opportunity clause. They should be placed in conspicuous places, available to employees and applicants for employment; and in a manner that will protect them from destruction by elements and other causes.

     Enclosed is an "Equal Employment Opportunity" poster which you have agreed to display. Additional copies will be supplied on request for subcontractors who are subject to these requirements.

     Please do not hesitate to call on us if you have any questions concerning your obligations under the Equal Opportunity clause or the display of posters.


                                Sincerely,

                                /s/ J. A. Eugino
                                J. A. Eugino
                                Contracting Officer

Enclosure
CF: Project Engineer, Williams Gallegos

                      EQUAL EMPLOYMENT IS THE LAW


PRIVATE INDUSTRY, STATE, AND LOCAL GOVERNMENT

Title VII of the Civil Rights Acts of 1964, as amended, prohibits job discrimination because of race, color, religion, sex or national origin.

Applicants to and employees of private employers, state/local governments, and public/private educational institutions are protected. Also covered are employment agencies, labor unions and apprenticeship programs. Any person who believes he or she has been discriminated against should contact immediately

The U.S. Equal Employment Opportunity
     Commission (EEOC)
2401 E St., N.W.
Washington, D.C. 20506

or an EEOC District Office, listed in most telephone directories under U.S. Government.


FEDERAL CONTRACT EMPLOYMENT

Executive Order 11246, as amended, prohibits job discrimination because of race, color, religion, sex or national origin and requires affirmative action to ensure ^?????? of opportunity in all aspects of employment.

Section 503 of the Rehabilitation Act of 1973 prohibits job discrimination because of handicap and requires affirmative action to employ and advance in employment qualified handicapped workers.

Section 402 of the Vietnam Era Veterans' Readjustment Assistance Act of 1974 prohibits job discrimination and requires affirmative action to employ and advance in employment (1) qualified Vietnam era veterans during the first four years after their discharge and (2) qualified disabled veterans throughout their working life if they have a 30 percent or more disability.

Applicants to and employees of any company with a federal government contract or subcontract are protected. Any person who believes a contractor has violated its affirmative action obligations, including nondiscrimination, under Executive Order 11246, as amended, or under Section 503 of the Rehabilitation Act should contact immediately

The Employment Standards Administration
Office of Federal Contract Compliance
     Programs (OFCCP)
Third and Constitution Ave., N.W.
Washington, D.C. 20210

or an OFCCP regional office, listed in most telephone directories under U.S. Government, Department of Labor, Complaints specifically under the veterans' law should be filed with the Veteran's Employment Service through local offices of the state employment service.

All complaints must be filed within 180 days from date of alleged violation.


[LOGO]

U.S. Department of Labor
Employment Standards Administration
Office of Federal Contract Compliance Programs




??????^ DE OPORTUNIDAD EN EL EMPLEO ES LA LEY

INDUSTRIAS PRIVADAS, GOBIERNOS LOCALES Y ESTATALES

El Titulo VII de la Ley de Derechos Civiles de 1964, enmendado, prohibe la discriminacion en el empleo por razon de raza, color, religion, sexo o nacionalidad de origen.

La ley protege a los empleados y solicitantes de empleo en empresas privadas, gobiernos estatales y locales e instituciones educacionales publicas y privadas. Tambien abarce las agencias de empleo, sindicatos de trabajadores y programas de aprendizaje, Cualquler persona, tanto hombre como mujer, que crea que has sido obeto de discriminacion debe escribir inmediatamente a

The U.S. Equal Employment Opportunity
     Commission (EEOC)
2401 E St., N.W.
Washington, D.C. 20506

o a cualquler oficina regional de EEOC, las que se encuentran en las gulas telefonicas locales balo el nombre de: U.S. Government.


La Orden Ejectiva Numero 11246, enmendada, prohibe la discriminacion en el empleo por razon origon de raza; color; religion; sexo o-naolonalidad de origon y exige accion positiva para garantizar la iguaidad de oportunidad en todos los aspectos del empleo.

Las Seccion 503 de la Ley de Rehabilitacion de 1973, prohibe la discriminacion en el empleo contra personas que sufran de impedimentos fisicos o mentales y exige accion positiva en el empleo y promocion de personas que sufran de impedimentos fisicos o mentales, siempre que reunan las condiciones indispensables para el desemperio del empleo.

La Seccion 402 de la Ley de 1974 de Asistencia para el Reajuste de los Veteranos de la Era de Vietnam, prohibe la discriminacion en el empleo y exige accion positiva en el empleo y promocion de (1) veteranos de la era de Vietnam, durante los primeros cuatro anos despues de haber sido separados del servicio activo, siempre que reunan las condiciones indispensables para el desempeno del empleo
(2) ciertos veteranos que tengan un 30 por ciento o mas de impedimentos fisicos
o mentales mientras puedan trabajar, slempre que reunan las condiciones indispensables para el desempeno del empleo.

La ley protege a los solicitantes de empleo y empleados de cualquier compania que tenga un contrato o subcontrato con el goblemo federal. Cualquier persona que crea que uno de estos contratistas no ha cumplido con sus obligaciones de tomar, accion positiva, inciuyendo la de no discriminar, bajo la Orden Ejecutiva 11246, enmendada, o bajo la Seccion 503 de la Ley de Rehabilitacion, debe escribir inmediatamente a

The Employment Standards Administration
Office of Federal Contract Compliance
     Programs (OFCCP)
Third and Constitution Ave., N.W.
Washington, D.C. 20210

o a cualquier oficina regional de OFCCP, las que se encuentran en la mayoria de las guias telefonicas bajo: U.S. Government; Department of Labor. Las reciamaciones especificaments comprendidas bajo la ley de veteranos, deben de dirigirse a Veterans' Employment Service por medio de los oficinas locales del servicio de empleo de estado.

Todas las roclamaciones deben de ser registradas dentro de los 180 dias subsequentes a la fecha del supuesto acto de discriminacion.

                          INSTRUCTIONS TO CONTRACTOR
                                  Relative to
                         Labor Provisions of Contract


These instructions contain a resume of the various provisions of the contract relative to labor, together with information for the guidance of the Contractor in complying therewith.

CONVICT LABOR stipulates against employment of any person undergoing
-------------
imprisonment at hard labor.

Equal Opportunity Clause requires the Contractor to take affirmative action to
------------------------
employ personnel without regard to their race, creed, color, sex or national origin; to state this fact in all soliciations for employment; to send to each labor union with which he has an agreement, a notice advising the labor union or worker's representative of the Contractor's commitments under this Equal Opportunity clause; to comply with Executive Order 11246 of 24 September 1965, as amended; to furnish all information and reports and permit access to his books; and further provides that, in the event of non-compliance, the contract may be terminated and also, that the Contractor will include said provisions in his subcontracts.

Davis-Bacon Act requires the Contractor and his subcontractors to pay all
---------------
mechanics and laborers employed directly upon the site of the work, unconditionally and not less often than once a week, and without subsequent deduction or rebate on any account (except such payroll) deductions as are permitted by the Copeland Regulations (29 CFR, Part 3), in accordance with the wage rates contained in the wage determination decision of the Secretary of Labor which is included in the contract and made a part thereof; to post at the site of work in a prominent place where it can be easily seen by the workers, a copy of such wage determination; to classify or reclassify any class of laborers or mechanics, including apprentices and trainees not listed in the wage determination, conformably to the wage determination decision.

CONTRACT WORK HOURS AND SAFETY STANDARDS ACT - OVERTIME COMPENSATION.
--------------------------------------------------------------------
Under this law no laborer or mechanic, including apprentices, trainees, watchmen and guards, shall be required or permitted to work more than eight (8) hours per day in any calendar day or in excess of forty (40) hours in any workweek in which he is employed on any work under this contract except upon the condition that compensation is paid to such laborer or mechanic for all hours worked in excess of eight (8) hours per day or in excess of forty (40) hours per week at not less than one and one-half times the basic rates of pay. In the event of any violation of the provisions of this clause, the Contractor shall be liable to any affected employee for any amounts due and to the United States for liquidated damages.

Apprentices and Trainees shall be employed only when they are registered as
------------------------
such. The Contractor shall furnish written evidence of the registration under a bona fide apprenticeship or trainee program.

PAYROLLS AND BASIC RECORDS. Payrolls and basic records will be maintained during
--------------------------
the course of the work and shall be preserved for a period of three (3) years thereafter for all laborers and mechanics, including apprentices, trainees, watchmen, and guards working at the site of work. All employment records shall be available for inspection by representatives of the Contracting Officer and the U.S. Department of Labor, and shall permit such representatives to interview employees during working hours on the job. The Contractor will be responsible for timely submission of his own and all subcontractors' weekly payrolls under the contract.

COMPLIANCE WITH COPELAND REGULATIONS. Rulings and interpretations of the
------------------------------------
Secretary of Labor pursuant to said Act as outlined in Section 3 of the Copeland Act Regulations, set forth permissible deductions. Section 3.6 prescribes the procedure for making written application for other deduction required by compelling circumstances. Permissible deductions are set forth in the instructions accompanying the Sample Payroll furnished herewith. The application must be made prior to making said deductions and is applicable only to the contract under which the request is made.

WITHHOLDING OF FUNDS. This clause provides that the Contracting Officer may
--------------------
withhold from the payment due the Contractor such amounts as may be necessary to pay laborers and mechanics, including apprentices, trainees, watchmen, and guards, employed by the Contractor or any subcontractor the full amount of wages as required by the Contract; and to pay liquidated damages under the clause "Contract Work Hours and Safety Standards Act - Overtime Compensation."

SUBCONTRACTS provides that the foregoing clauses, and the clause CONTRACT
------------                   -----------------                 --------
TERMINATION - DEBARMENT shall be incorporated into all subcontracts.
-----------------------

CONTRACT TERMINATION - DEBARMENT provides that breach of the above clauses may
--------------------------------
be grounds for debarment.

SUBCONTRACTORS requires, within seven (7) days after award of any subcontract
--------------
either by the Prime Contractor or a subcontractor, the submission of a statement signed by the subcontractor, setting forth the name and address of the subcontractor, a summary of the work, and acknowledgement of the inclusion of labor clauses in the subcontract.

Minority Business Enterprises Subcontracting Program. This clause requires that,
----------------------------------------------------
for contracts in excess of $500,000, the Contractor will establish and conduct a program to enable minority business enterprises to be considered fairly as subcontractors and suppliers. The Program will be implemented in accordance with paragraph (a)(1-7) of General Provision titled "Minority Business Enterprises Subcontracting Program."

Local Affirmative Action Plan - This clause set forth the requirements that
-----------------------------
contractors and subcontractors include in all construction and subcontracts in excess of $10,000, the Provision of Clause 74 and any manpower utilization goals which may be applicable under the contract.

THE CONTRACT PROVISIONS AND INSTRUCTION CONTAINED HEREIN ARE APPLICABLE TO ALL SUBCONTRACTORS EMPLOYING LABORERS AND MECHANICS, INCLUDING APPRENTICES, TRAINEES, WATCHMEN, AND GUARDS DIRECTLY UPON THE SITE OF THE WORK. ADDITIONAL COPIES OF THESE INSTRUCTIONS FOR USE OF SUCH SUBCONTRACTORS MAY BE OBTAINED ON REQUEST TO THE CONTRACT SECTION OF THE PROCUREMENT AND SUPPLY DIVISION, LOS ANGELES DISTRICT, CORPS OF ENGINEERS.

                                       3